UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a) of
The Securities Exchange Act of 1934
(Amendment No.     )

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☑	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
REGIONS FINANCIAL CORPORATION
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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REGIONS FINANCIAL CORPORATION

Make Life Better

REGIONS

REGIONS FINANCIAL CORPORATION
CORPORATE PURPOSE AND CULTURE
Strength of our Corporate Culture
Regions’ corporate culture is founded on our mission that creating shared value for all of our stakeholders—customers, shareholders, associates, and communities—is the right way to operate our business. This culture is a strength that uniquely positions us to execute against our strategic plan to generate consistent, sustainable long-term performance. As we continuously improve our culture, we build an organization that is more balanced, diverse, inclusive, and thoughtful. In doing so, we also enhance our customer service quality, increase associate engagement, and create a strong risk management culture.
Our Mission and Purpose

There are many elements of Regions’ corporate culture, but the key element is a collective passion for our mission to make life better for our customers, shareholders, associates, and communities by creating shared value. Our mission defines our corporate purpose and answers the question, “What do we want to accomplish as we work together?”

Our mission is to achieve superior economic value for our shareholders over time by making life better for our customers, our associates, and our communities and creating shared value as we help them meet their financial goals and aspirations.

Our Vision Statement

Regions aims to be the premier regional financial institution in America through being deeply embedded in its communities, operating as one team with the highest integrity, providing unique and extraordinary service to all of its customers, and offering an unparalleled opportunity for professional growth for its associates.
Our vision statement is an aspiration, and it defines our future. It is meant to guide what we do, where we do it, and how we will execute. We aim to achieve our vision by providing expert financial advice, guidance, and education to customers; crafting well-developed business plans that we execute with discipline; building on a foundation of integrity and trust throughout our business; delivering excellent customer service and convenience; and offering our associates the opportunity to grow professionally and be part of an outstanding team.
Our Values

At Regions, our values reflect the ethics and commitment of our associates. We believe that how we reach our potential and create shared value is just as important as what we achieve. We rely on our associates to embody those ideals and vision in order to make our company’s vision a reality. Our values guide our day-to-day life, how we treat customers and each other, and the expectations we have for ourselves.
At Regions, we strive to use our corporate values as a lens through which decisions should be made. We believe it is more appropriate to look first at customer needs rather than the products or services we can offer. Our approach of “Getting to Know Your Customer” before offering our solutions is, we believe, the right way to do business. Our values are the statement of how we will do business; they are a promise and a measuring stick against which to judge our behavior and results. We train our associates on our values and depend on them for implementation.
Put people first. Have respect for every person. Listen. Care. Serve others before yourself. Build the best team. Be inclusive. Work as one team. Balance work in a full life. Lead humanely. Set the good example. And remember to say thank you.
Do what is right. Always. Be honest. Do what you say. Use common sense. Stand for quality and integrity. Take the long view. Earn trust. Be responsible and accountable.

Focus on your customer. Serving the customer as one team, in an exceptional way, is our business, our only business. Know your customer. Serve your customer. Be committed. Understand needs. Meet needs. Make your customer’s life better by what you do. Create shared value.
Reach higher. Grow. Our company must grow, and we must grow prudently. Raise the bar. Be energetic. Be innovative. Achieve excellence. Improve continuously. Inspire and enable others. Succeed the right way. Improve efficiency and effectiveness.
Enjoy life. Have fun. We are in the business of banking. But more importantly, we are in the business of life. Enjoy it. Laugh. Be creative. Celebrate. Recognize success.

Dear Fellow Shareholders:
On behalf of your Board of Directors, we thank you for trusting us with overseeing your investment in Regions. Your Board values the opportunity to provide transparency into our oversight practices and philosophy as we work to represent your interests and achieve consistent, sustainable long-term performance of the Company.
Importance of Shareholders’ Perspectives and Ongoing Dialogue with Directors. Over the past year, my fellow independent Board members and I have benefited from substantive and ongoing dialogue with our shareholders. In 2019, we made an intentional effort to increase our engagement with shareholders, and throughout the year we met, primarily in-person, with a number of shareholders. Your Board believes that understanding your views and perspectives, as owners of the Company, is a critical part of enabling our long-term success. Director-shareholder engagement is an important component of our commitment to continuously improving our corporate governance practices. For example, as a result of our engagements, in early 2019, the Board adopted a version of the “Rooney Rule,” which is set forth in our Corporate Governance Principles, for Director candidate searches. We believe a diverse Board is a strong and effective Board and that the composition of your Board should reflect the communities in which Regions operates.
Commitment to Advancing ESG Priorities in Alignment with our Strategic Focus on Continuously Improving. With oversight from the Board and each of its committees, the Company continued its focus on responding to both our shareholders and our stakeholders with comparable and decision-useful environmental, social, and governance (ESG) and sustainability disclosures that align with our strategic focus to continuously improve. For example, Regions was among the first U.S. regional banks to release a disclosure using the Sustainability Accounting Standards Board (SASB) standards. Regions’ disclosure incorporates elements of the SASB industry-specific standards for Commercial Banks, Consumer Finance and Mortgage Finance, each of which the Company has identified as being highly relevant to its operations and business. Two important metrics categories covered in our SASB disclosure that I would like to note specifically are data security and customer privacy, both of which are critical areas of focus within our Company’s strategic planning and investments. As Regions continues to expand and enhance its digital banking services, we remain vigilantly dedicated to the protection of our customers’ information.
Also, with oversight from the Board’s Nominating and Corporate Governance (NCG) Committee, the Company published a Human Rights Statement and a Vendor Code of Conduct, both of which work to protect the sustainability of our supply chain. These governance documents, together with our SASB disclosure, CDP Climate Change disclosure, Environmental Sustainability Policy Statement and Goals, and Global Reporting Initiative (GRI) Context Index, can be found on the Company’s website. Although the Company has made considerable progress on its ESG disclosures over the last few years, we recognize that Regions benefits from continuously improving its ESG performance and reporting efforts. To that end, and acknowledging the societal need to confront climate change, plans are underway at Regions to complete a climate-related risk disclosure that is aligned with the Task Force on Climate-related Financial Disclosures (TCFD) framework. The Board believes that responsible and responsive corporate governance practices enable companies to generate consistent, sustainable, long-term performance and that enhanced disclosures provide our shareholders with a more transparent look at the Company.
Continued Commitment to Leading Human Capital Management and Board Effectiveness. The Board and its committees oversee the Company’s human capital management (HCM) generally by engaging in regular, constructive dialogue with management on HCM matters. In 2019, the Board’s Compensation and Human Resources Committee strengthened its HCM oversight through the implementation of the Human Capital Management Dashboard. This Dashboard provides the Board with meaningful data, metrics, and accompanying analysis evaluating risks and opportunities. Some of the topics covered in the Dashboard include workforce diversity, composition, and stability; associate engagement; learning and development; benefit and wellness program utilization; and compensation. This aids the Board in further aligning HCM practices, which we recognize to be one of the Company’s long-term value drivers, with the Company’s mission, purpose and culture, as well as its long-term strategy. One of Regions’ Core Values is to “Put people first,” which means respecting our associates and the customers and communities that Regions serves.
As part of its continued focus on board effectiveness, the Board’s NCG Committee strengthened its already robust evaluation process this year by concentrating on enhancing committee-level evaluations. Enhancements to the process included having each committee Chair undertake confidential one-on-one conversations with each of their committees’ members, as well as more focused questions used during the committee-level evaluation. These exchanges were in addition to one-on-one conversations that I already held with each of the other independent Directors. While we recognize that our own evaluation process requires significant time, analysis, and effort, we believe that this thorough process is a leading governance practice well worth the undertaking. Having a robust evaluation helps the Board be proactive and to continue looking inwards to best serve shareholders.
Words of Appreciation. I also want to take this opportunity to thank Eric Fast, who is not standing for reelection this year and is retiring from our Board in April following a decade of service and counsel. Throughout his tenure, Director Fast provided valuable guidance and support in his oversight of Regions. He has been an exceptional Board and committee member, and we will miss his diligent commitment and astute perspectives.
CEO’s Letter and Thank You. Please also see a letter from Regions’ Chief Executive Officer, John Turner, to Regions’ shareholders, associates, customers, and communities that accompanies this year’s proxy statement.
I would like to say a special thank you to all of our shareholders. We recognize and sincerely appreciate the trust and confidence you have placed in us to oversee your investment. And over the course of 2020, we will, on your behalf, continue providing strong, independent oversight of management and represent your interests throughout the year.
On behalf of your Board of Directors,

Charles D. McCrary Independent Chair of the Board
March 6, 2020

QUICK INFORMATION

QUICK INFORMATION
The following charts provide quick information about Regions’ 2020 Annual Meeting of Shareholders and our corporate governance and executive compensation practices. These charts do not contain all of the information provided elsewhere in the proxy statement; therefore, you should read the entire proxy statement carefully before voting.
Annual Meeting Information

DATE & TIME	LOCATION	RECORD DATE
Wednesday, April 22, 2020 9:00 A.M., local time	Regions Center Auditorium 1900 Fifth Avenue North Birmingham, Alabama 35203	February 24, 2020
Proposals That Require Your Vote

Proposal	Voting Options	Board Recommendation	More Information
PROPOSAL 1 – Election of Directors	FOR, AGAINST, or ABSTAIN for each Director nominee	FOR each nominee	Page 15
PROPOSAL 2 – Ratification of Appointment of Independent Registered Public Accounting Firm	FOR, AGAINST, or ABSTAIN	FOR	Page 28
PROPOSAL 3 – Advisory Vote on Executive Compensation	FOR, AGAINST, or ABSTAIN	FOR	Page 32

See page 4 on the various ways available to submit your vote.
ESG and Compensation Facts

ESG or Compensation Matter	Regions’ Practice
Board Composition, Leadership, and Operations
Number of Director Nominees	12
Director Nominee Independence	92%
Standing Board Committee Membership Independence	100%
Average Director Nominee Age	65
Average Director Nominee Tenure	8 years
Gender Diversity of Director Nominees	25%
Racial/Ethnic Diversity of Director Nominees	25%
Total Diversity of Director Nominees	42%
Separate Chair of the Board and CEO	Yes
Independent Chair of the Board	Yes
Robust Responsibilities and Duties Assigned to the Independent Chair	Yes
Voting Standard	Majority with plurality carve-out for contested elections
Frequency of Director Elections	Annual
Resignation Policy	Yes
Classified Board	No
Mandatory Retirement Age	Yes (72)
Mandatory Retirement Tenure	No
Demonstrated Commitment to Board Refreshment	Yes
Directors Attending at Least 75% of Meetings	All
Directors Overboarded per ISS or Glass Lewis Voting Guidelines	None

QUICK INFORMATION

ESG or Compensation Matter	Regions’ Practice
Annual Board, Committee, and Individual Director Self-Evaluation Process	Yes
Independent Directors Meet without Management Present	Yes, at each Board meeting and most committee meetings
Number of Board Meetings Held in 2019	8
Total Number of Board and Committee Meetings Held in 2019	40
Board Oversight of Company Strategy and Risks	Yes
Shareholder Rights
One Share, One Vote Policy	Yes
Dual-Class Common Stock	No
Cumulative Voting	No
Vote Standard for Charter/By-Law Amendment	75%
Shareholder Right to Call Special Meeting	No
Shareholder Right to Act by Written Consent	No
Board Authorized to Issue Blank-Check Preferred Stock	Yes; however, our capital plan is regularly submitted to the Federal Reserve for review
Poison Pill	No
Proxy Access By-Law	Yes
Exclusive Forum By-Law	Yes
Other Governance Practices
ISG Corporate Governance Principles for U.S. Listed Companies Compliance	Yes
Commonsense Principles 2.0 Signatory	Yes
Council of Institutional Investors; International Corporate Governance Network	Member
Rooney Rule version for Director Candidate and Section 16 Executive Officer Searches, including CEO Succession	Adopted
Year-Round Shareholder Engagement	Yes
Director-Shareholder Engagement	Yes
Robust Stock Ownership Guidelines	Yes
Anti-Hedging and Anti-Pledging Policies	Yes
Hedging Agreements Entered into by Directors/Executive Officers/Associates	None; hedging prohibited
Shares Pledged by Directors and Executive Officers	None; pledging prohibited
Material Related Party Transactions with Directors	None
Family Relationships	None
Director Onboarding and Ongoing Education Program	Yes
Independent Auditor	Ernst & Young LLP
Environmental and Social Practices
Board Oversight of Corporate Culture and ESG Practices and Strategies	Yes
Codes of Conduct for Directors, Officers, and Associates	Yes
Vendor Code of Conduct and Human Rights Statement	Yes
No-Harassment and No-Retaliation Policies	Yes
ESG Report with Global Reporting Initiative (GRI) Content Index	Yes
Environmental Sustainability Policy Statement and Goals Established	Yes
SASB Disclosure	Yes
CDP Climate Change Questionnaire Response	Yes
Ceres Company Network Member	Yes
Political Contributions Disclosed	Yes
Compensation Practices
CEO Pay Ratio / Alternative CEO Pay Ratio	217:1 / 104:1
Clawback Policy	Yes
Incentive Plans that Encourage Excessive Risk-Taking	No
Employment Agreements for Executive Officers	No
Repricing of Underwater Options	No
Excessive Perks	No
Pay-for-Performance	Yes
Frequency of Say-on-Pay Advisory Vote	Annual
Double-Trigger Change-in-Control Provisions	Yes
Compensation Consultant	Frederic W. Cook & Co.

TABLE OF CONTENTS

REGIONS FINANCIAL CORPORATION
1900 Fifth Avenue North
Birmingham, Alabama 35203
NOTICE OF 2020 ANNUAL MEETING OF SHAREHOLDERS
To be held Wednesday, April 22, 2020

TO THE SHAREHOLDERS OF REGIONS FINANCIAL CORPORATION:
The 2020 Annual Meeting of Shareholders of Regions Financial Corporation (“Regions”), a Delaware corporation, will be held:
Date: Wednesday, April 22, 2020
Time: 9:00 A.M., local time
Place: Regions Center Auditorium, 1900 Fifth Avenue North, Birmingham, Alabama 35203
Record Date: February 24, 2020

The annual meeting is being held for the following purposes:

1.
Election to our Board of Directors of the 12 nominees named in our proxy statement to serve as Directors until the next annual meeting of shareholders or in each case until their successors are duly elected and qualified;

2.	Ratification of the appointment of Ernst & Young LLP as Regions’ independent registered public accounting firm for the year 2020; and

3.	Advisory vote on executive compensation.
Regions does not know of any business to be presented for action at the annual meeting other than those items listed above. Shareholders will also transact any other business that properly comes before the meeting; it is intended that the proxies will be voted in respect thereof by and at the discretion of the persons named as proxies on the electronic proxy or proxy card.
The Board of Directors set February 24, 2020, as the Record Date for the annual meeting. This means that only Regions common shareholders of record at such date are entitled to notice of, and to vote at, the annual meeting or any adjournment or postponement of the meeting.
A complete list of shareholders of record entitled to vote at the meeting will be made available for inspection by any Regions shareholder for ten days prior to the meeting at the principal executive offices of Regions and at the time and place of the meeting.

Regions’ annual meeting, which falls on the 50th anniversary of Earth Day, will be a sustainability-inspired annual meeting.
Money saved as part of our holding such a meeting will be donated to the Freshwater Land Trust.

Attending in Person: You must be a Regions common shareholder as of the Record Date, and you will need to bring the Admission Ticket or other proof of stock ownership as well as a valid photo ID to gain admission to the annual meeting. Please note that seating is limited, and we ask that you allow ample time for the check-in process, which begins at 8:00 A.M., local time. See page 117 for further details. To protect the well-being of attendees, we reserve the right to adjourn or postpone the meeting or change the means of convening the meeting, including solely by means of remote communications, and details on how to participate would be available at ir.regions.com.
Your vote is important! Whether or not you plan to attend the annual meeting, you are encouraged to promptly submit your proxy with voting instructions. To vote your shares, please follow the instructions in the Notice of Internet Availability of Proxy Materials or the proxy card you received in the mail. If you vote by telephone or via the Internet, you need not return a proxy card.
You may revoke your proxy at any time before the vote is taken by notifying the Corporate Secretary of Regions in writing or by validly submitting another proxy by telephone, Internet, or mail. If you are present at the meeting, you may vote your shares in person, which will supersede your proxy.
If you hold shares through a Broker, check the voting instructions provided to you by that Broker. More information on changing your vote can be found on page 115.

By Order of the Board of Directors

Hope D. Mehlman Chief Governance Officer and Assistant Corporate Secretary
March 6, 2020

2020 Proxy Statement	1

INDEX OF COMMONLY REFERENCED TOPICS
Topic	Page
Admission to the Annual Meeting	117
Anti-Hedging and Anti-Pledging	77
Auditor Billing	29
Auditor Tenure	29
Board, Committee, and Individual Director Evaluation	59
Board Leadership Structure	53
Board Meeting Director Attendance	61
Board Refreshment	62
Board Risk Oversight	54
Board Skills and Composition Matrix	18
Capital Planning Process	8
CEO Pay Ratio	103
Change-in-Control Agreements	100
Clawback Policy	97
Codes of Ethics	49
Committees of the Board	69
Communications with the Board	52
Compensation and Performance Peer Groups	95
Compensation Consultant	69
Community Engagement	45
Contacting Regions	50
Corporate Governance Principles	48
Corporate Governance Shareholder Engagement	50
Cyber and Information Security	57
Director Nominee Biographies	19
Director Education	63
Director Independence	63
Director Overboarding Policy	62
Director Retirement Age	14
Director Tenure	16
Environmental Sustainability	36
Human Capital Management	41
Independent Chair of the Board Duties	53
LTIP Grants	104
LTIP Performance Targets	91
Pay-for-Performance	79
Perks	93
Political Contributions Policy	47
Record Date	1
Related Person Transactions Policy	66
Rooney Rule	48
Say-on-Pay	32
Shareholder Proposals and Nominees for the 2021 Annual Meeting	118
Shareholder Recommendations for Director Candidates	118
Stock Ownership Guidelines	77
Stock Performance Graph	9

GLOSSARY OF TERMS & ACRONYMS
Term	Meaning
401(k) Plan	Regions Financial Corporation 401(k) Plan
Board	Board of Directors, Regions Financial Corporation
Broker	Brokerage firms, banks, or similar entities
BSA/AML/OFAC	Bank Secrecy Act/Anti-Money Laundering/Office of Foreign Assets Control
CCAR	Comprehensive Capital Analysis and Review
CD&A	Compensation Discussion and Analysis
CDP	Formerly known as the Carbon Disclosure Project
CECL	Current Expected Credit Losses
CEO	Chief Executive Officer
CFO	Chief Financial Officer
CHR Committee	Compensation and Human Resources Committee
CII	Council of Institutional Investors
Code of Conduct	Code of Business Conduct and Ethics
Company	Regions Financial Corporation
Cook & Co.	Frederic W. Cook & Co.
CRO	Chief Risk Officer
D&I	Diversity and Inclusion
DDSIP	Directors’ Deferred Stock Incentive Plan
EPS Growth	Cumulative compounded growth in Earnings Per Share
ESG	Environmental, Social, and Governance
Exchange Act	Securities Exchange Act of 1934, as amended
EY	Ernst & Young LLP
Federal Reserve	The Board of Governors of the Federal Reserve System
GAAP	Generally Accepted Accounting Principles in the United States
GHG	Greenhouse Gas
HCM	Human Capital Management
ICGN	International Corporate Governance Network
IRC	U.S. Internal Revenue Code of 1986, as amended
ISG	Investor Stewardship Group
LTIP	Long Term Incentive Plan
NCG Committee	Nominating and Corporate Governance Committee
NEO	Named Executive Officer
NYSE	New York Stock Exchange
OAC	Office of Associate Conduct
PCAOB	Public Company Accounting Oversight Board
PSUs	Performance Stock Units
Regions	Regions Financial Corporation
Retirement Plan	Regions Financial Corporation Retirement Plan for Associates
ROATCE	Return on Average Tangible Common Equity
RSUs	Restricted Stock Units
SASB	Sustainability Accounting Standards Board
SEC	U.S. Securities and Exchange Commission
Securities Act	Securities Act of 1933, as amended
SERP	Regions Financial Corporation Post 2006 Supplemental Executive Retirement Plan
SOX	Sarbanes–Oxley Act of 2002

2	2020 Proxy Statement

March 6, 2020
PROXY STATEMENT

The Board of Regions Financial Corporation (“Regions,” “Company,” “we,” “us,” or “our”) is furnishing you with this proxy statement to solicit proxies on its behalf to be voted at the 2020 Annual Meeting of Shareholders of Regions. The meeting, which falls on the 50th anniversary of Earth Day, will be a sustainability-inspired annual meeting (see inside back cover for more information), and will be held on Wednesday, April 22, 2020, at 9:00 A.M., local time, in the Regions Center Auditorium, 1900 Fifth Avenue North, Birmingham, Alabama 35203. The proxies may also be voted at any adjournments or postponements of the annual meeting.
The mailing address of our principal executive offices is 1900 Fifth Avenue North, Birmingham, Alabama 35203. We are first furnishing the proxy materials to shareholders on March 6, 2020.
All properly executed written proxies and all properly completed proxies submitted by telephone or the Internet that are delivered pursuant to this solicitation will be voted at the 2020 Annual Meeting of Shareholders in accordance with the directions given in the proxy, unless the proxy is revoked prior to completion of voting at the meeting.
Record Date. Only owners of record of shares of Regions common stock as of the close of business on February 24, 2020, the Record Date, are entitled to notice of, and to vote at, the meeting or at any adjournments or postponements of the meeting.

Each owner of record on the Record Date is entitled to one vote for each share of common stock held. There were 957,393,175 shares of common stock issued and outstanding on the Record Date.
Notice and Access. We are continuing to use the SEC’s Notice and Access rule, allowing us to furnish our proxy materials to shareholders over the Internet. This means most of our shareholders will receive only a notice containing instructions on how to access the proxy materials over the Internet and vote online. This offers a convenient way for shareholders to review the materials. The notice is not a proxy card and cannot be used to vote.
If you receive the notice but would like to receive paper copies of the proxy materials, please follow the instructions in the notice or on the website referred to on the notice.

Please consider signing up to receive these materials electronically in the future by following the instructions after you vote your shares over the Internet. Enrolling in future electronic delivery of annual meeting materials reduces Regions’ environmental impact and printing and mailing expenses. To enroll for electronic delivery you may also visit http://enroll.icsdelivery.com/rf.

See the Glossary of Terms & Acronyms on page 2 for commonly used terms and acronyms used throughout this proxy statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2020 ANNUAL MEETING:
The 2020 Proxy Statement and Notice of Annual Meeting of Shareholders; Annual Report on Form 10-K
for the year ended December 31, 2019; and the CEO’s Letter are available at ir.regions.com and proxyvote.com.

Important Notice Regarding Delivery of Security Holder Documents
This is the first distribution of proxy solicitation materials to shareholders.
Householding. The SEC has adopted rules that allow us to continue sending, in a single envelope, our proxy statement and other required annual meeting materials to two or more shareholders sharing the same address. These rules spell out the conditions under which annual reports, information statements, proxy statements, prospectuses, and other disclosure documents of a company that would otherwise be mailed in separate envelopes to more than one shareholder at a shared address may be mailed as one copy in one envelope addressed to all shareholders at that address (i.e., “householding”). Shareholders who participate in householding will, however, receive separate proxy cards.

Householding, similar to electing to receive these materials electronically, reduces our printing and mailing expenses and associated environmental impact (although not to the same extent).
If one set of these proxy materials was sent to your household for the use of all Regions shareholders in your household and one or more of you would prefer to receive additional sets, or if multiple copies of these proxy materials were sent to your household and you want to receive one set, please contact Broadridge Financial Solutions, Inc., by calling toll-free at 866-540-7095 or by writing to Broadridge Financial Solutions, Inc., Householding Department, 51 Mercedes Way, Edgewood, New York 11717. Shareholders whose shares of our common stock are held in street name wishing to make either such election should contact their Broker.

Alternatively, if you would like to receive a paper copy of the materials or if you received one copy of the proxy materials through our use of householding and would like to receive multiple copies, you may, at any time, email investors@regions.com, call 205-264-7040, or write to the following address, and we will deliver those documents to you promptly upon receiving the request.
Regions Financial Corporation 1900 Fifth Avenue North Birmingham, Alabama 35203 Attn: Investor Relations

2020 Proxy Statement	3

PROXY SUMMARY

PROXY SUMMARY
This summary highlights certain information about Regions. It does not contain all of the information provided elsewhere in the proxy statement; therefore, you should read the entire proxy statement carefully before voting.
For more complete information regarding the Company’s 2019 performance, review the Company’s Annual Report on Form 10-K for the year ended December 31, 2019. The 2019 Form 10-K and other materials related to the annual meeting are available through our website at ir.regions.com/governance/annual-proxy.
2020 Annual Meeting of Shareholders

Date:	Wednesday, April 22, 2020
Time:	9:00 A.M., local time
Place:	Regions Center Auditorium 1900 Fifth Avenue North Birmingham, Alabama 35203
Record Date:	February 24, 2020
Voting:	Common shareholders as of the Record Date are entitled to vote. Shareholders of record, as well as most beneficial shareholders, can vote by proxy using one of several methods.
Please vote in one of the many ways set forth below to ensure your shares are represented at the annual meeting:

To vote with your mobile device (tablet or smartphone), scan the Quick Response Code that appears on your proxy card or Notice of Internet Availability of Proxy Materials (may require free software download).

To vote over the Internet, visit proxyvote.com and enter your 16-digit control number that appears on your proxy card, email notification, or Notice of Internet Availability of Proxy Materials.
To vote by telephone, call 1-800-690-6903 and follow the recorded instructions. If you vote by telephone, you also will need your 16-digit control number that appears on your proxy card.

If you request printed copies of the proxy materials be sent to you by mail, vote by proxy by filling out the proxy card and returning it in the envelope provided to: Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717.

Additionally, you may vote in person at the annual meeting. We will collect the ballots prior to the vote being finalized.
If you hold your stock in street name or through our 401(k) Plan or our Dividend Reinvestment Plan, see Questions and Answers about the Annual Meeting and Voting & Other Information for more information about how to vote your shares.

Your vote is important! Please submit your vote by proxy over the Internet or by telephone, or complete, sign, date, and return your proxy card or voting instruction form.
Admission to the annual meeting is limited to our registered and beneficial shareholders as of the Record Date and persons holding valid proxies from shareholders of record. All attendees will need to bring the Admission Ticket or other proof of stock ownership and a valid photo ID to gain admission to the annual meeting. Please see page 117 for further details about admission.
If you have not already done so, we encourage you to enroll in electronic delivery of proxy materials because, in addition to reducing Regions’ printing and mailing expenses and environmental impact, doing so allows you to easily reprint your proof of admission should you misplace it.

4	2020 Proxy Statement

PROXY SUMMARY

Proposals That Require Your Vote

Proposal	Voting Options	Board Recommendation	More Information	Effect of Abstentions and Broker Non-Votes	Votes Required for Approval
PROPOSAL 1 – Election of Directors	FOR, AGAINST, or ABSTAIN for each Director nominee	FOR each nominee	Page 15	No effect	Affirmative “FOR” vote of a majority of the votes cast for or against each Director nominee.
PROPOSAL 2 – Ratification of Appointment of Independent Registered Public Accounting Firm	FOR, AGAINST, or ABSTAIN	FOR	Page 28	Abstentions have no effect	Affirmative “FOR” vote of a majority of the votes cast for or against this proposal.
PROPOSAL 3 – Advisory Vote on Executive Compensation	FOR, AGAINST, or ABSTAIN	FOR	Page 32	No effect	Affirmative “FOR” vote of a majority of the votes cast for or against this proposal.

Please submit your vote by proxy over the Internet or by telephone, or complete, sign, date, and return your proxy card or voting instruction form.

What is new in this year’s proxy statement?

The 2020 Proxy Statement has been reorganized to enhance readability and overall flow. Notably, the Environmental and Social Practices section is followed immediately by the Corporate Governance section to provide shareholders with a seamless discussion of ESG matters.
ESG Practices. Many of the new items in this year’s proxy statement reflect the Company’s continued focus on our ESG practices and enhancing related disclosures. In the Environmental and Social Practices section, we have included a 2019-2020 ESG Timeline showing our ongoing ESG focus and progress. Also in that section we have included more detailed information on what we believe are some of our most relevant ESG topics, as well as a snapshot of some of our various ESG ratings and scores. Further, this section includes additional Diversity and Inclusion metrics to provide a more transparent view of our workforce.
HCM. Under the CHR Committee’s expanded oversight role, which now includes HCM, management created a “Human Capital Management Dashboard” that is reviewed and discussed by the CHR Committee regularly throughout the year. The Board considers our workforce to be a strategic asset, and the HCM Dashboard provides a mechanism for the CHR Committee to continuously monitor key human capital metrics, risks, and culture. We have included an example of this HCM Dashboard in the Human Capital Management subsection of Environmental and Social Practices.
Director Overboarding. With the increased focus on director overboarding, we have included a new subsection in Corporate Governance called Limitation on Other Board and Audit Committee Service that plainly sets forth the limits that Regions places on Directors who wish to serve on other public companies’ boards.

Rooney Rule. Within the Overview subsection of Corporate Governance, we have included an expanded discussion of the modified Rooney Rule applicable to Director candidate and Section 16 Officer searches, including CEO succession.
Share Repurchases/Buybacks. We have included additional information about our capital planning process, particularly with respect to share repurchases/buybacks. This discussion is located under the Our Strategy subsection of this Proxy Summary.
Sustainability-Inspired Annual Meeting. Regions’ 2020 annual meeting falls on the 50th anniversary of Earth Day. In recognition, we have taken measures to reduce the environmental and climatic impacts of our annual meeting. Holding a sustainability-inspired annual meeting provides us with the unique opportunity to unite two vital priorities: engaging with our shareholders and enhancing our ESG efforts. A more detailed discussion of our sustainability-inspired annual meeting can be found on the inside back cover.
Director Retirement. Finally, Director Eric Fast, 70, is not standing for reelection this year. The Board and the Company wish to thank him for his decade of service, counsel, and oversight. Throughout his tenure, Director Fast provided valuable guidance, insight and support to move Regions forward.

Last year, we committed to making a contribution of $1 to Junior Achievement USA for each retail shareholder account that voted electronically or signed up for electronic delivery of future meeting materials.
Regions contributed a total of $25,000 on behalf of our retail shareholders supporting the work of Junior Achievement USA to inspire and prepare young people to succeed in a global economy.

2020 Proxy Statement	5

PROXY SUMMARY

Information about Regions

Regions (NYSE:RF) is a financial holding company headquartered in Birmingham, Alabama, that operates in the South, Midwest, and Texas. Through its subsidiaries, Regions provides traditional commercial, retail, and mortgage banking services, as well as other financial services in asset management, wealth management, securities brokerage, trust services, merger and acquisition advisory services, and specialty financing.

Regions is a Delaware corporation. Its principal executive offices are located at 1900 Fifth Avenue North, Birmingham, Alabama, 35203. Regions is a member of the S&P 500 Index. Regions common stock, par value $.01 per share, is listed on the NYSE under the symbol RF.
At December 31, 2019, Regions had total consolidated assets of approximately $126.2 billion, total consolidated deposits of approximately $97.5 billion, and total consolidated stockholders’ equity of approximately $16.3 billion.
Regions conducts its banking operations through our wholly-owned subsidiary, Regions Bank, an Alabama state-chartered commercial bank that is a member of the Federal Reserve System.
At December 31, 2019, Regions Bank operated 2,028 ATMs and 1,428 banking offices in 15 states.

Regions Bank is ranked 16th in the U.S. in total deposits.
Our Strategy

Our vision, mission, and values are the foundational elements to our 2020-2022 Strategic Plan and are integral to our ability to serve our customers, communities, and shareholders.
Our strategic priorities, as shown below, now include Continuously Improve. Through Continuous Improvement, we are striving to create a culture where we all get better at what we do every day.

Focus on the Customer
Build the Best Team
Strengthen Financial Performance
Enhance Risk Management
Continuously Improve

Building on these priorities, the 2020-2022 Strategic Plan focuses on three goals which we believe allow us to deliver Continuous Improvement and to generate consistent, sustainable long-term performance:

•
Make banking easier: meet our customer expectations for convenience, expediency, and simplicity to address all of their financial needs. Achieve this by re-thinking and streamlining processes, challenging the status quo, and deploying technology that delivers a seamless, convenient experience.

•	Focus on your customer: execute on our customer-centric approach to banking and put our customer needs at the center of every interaction.

•
Elevate our performance as a team: drive continuous improvement by expecting more from ourselves and our team, acting with a sense of urgency, and executing at a higher level to deliver innovative solutions and more consistent results.

6	2020 Proxy Statement

PROXY SUMMARY

The 2020-2022 Strategic Plan also identifies the following four focus areas to improve our growth capabilities:

•
Lean into our strengths, including our industry-acclaimed customer service, our ability to work as one team and deliver Regions360®, our culture, the markets and communities we serve, and our risk management.

•	Continuously improve by making banking easier, focusing on the customer, and elevating our performance as a team.

•
Growth through innovation by focusing on the customer experience; delivery optimization; core capabilities and infrastructure; data management and analytics; omni-channel delivery and recovery; protection and security; and holistic advice and guidance.

•
Make strategic and disciplined investments centered on growing our businesses both organically and through bolt-on acquisitions complementing existing products and services. This includes prudent capital management; inclusive prosperity in our communities; and investments in talent and technology that protect and build for our future.

Executive management and the Board understand that both long-term and short-term strategies must consider more than financial results. We must also consider our economic and societal impact, creating shared value for our customers, associates, communities, and shareholders. Regions does not succeed unless all of our stakeholders succeed.

“Our objective is to deliver consistent, sustainable, long-term performance.
The work we are doing today to foster a culture of continuous improvement, our investments in digital capabilities, and our expansion in attractive sectors and markets, are all oriented towards building increased franchise value over the long term.”

John M. Turner, Jr. President and Chief Executive Officer Member of the Board of Directors Regions Financial Corporation

2020 Proxy Statement	7

PROXY SUMMARY

Continuous Improvement for Consistent Sustainable Long-Term Performance. Regions’ strategy is built on our vision to be the premier regional financial institution in America; our enduring mission of shared value; and our five core values.
We believe that by focusing on our strategic priorities, Regions will better serve our customers, associates, communities, and shareholders. Regions is further committed to achieving consistent, sustainable long-term performance by making banking easier, focusing on our customers, and elevating our performance as a team.

Each of the Company’s business groups are responsible for creating their own strategic plans. These plans also include ESG elements that contribute to Regions’ overall strategic plan, which is presented to the Board. During the strategic planning process, and throughout the year, our strategy and business decisions are informed by feedback from stakeholders including customers, associates, community partners, and shareholders.

Capital Planning Process
Regions employs a robust and mature capital planning process (“CPP”) that is designed to ensure capital levels are commensurate with the risk inherent in the balance sheet and sufficient to allow the Company to extend credit and meet customer needs in periods of economic stress akin to the 2008-2009 recession. Additionally, the CPP seeks to promote the efficient use of capital while maintaining a long-term approach to capital allocation and distribution consistent with expectations of stakeholders and the Company’s strategic priorities. The CPP relies upon active participation by cross-functional groups throughout the Company, including Finance, Corporate Treasury, Risk Management, Internal Audit, and the various business groups and is overseen by a governance committee structure comprised of a similarly broad cross-section of senior management as well as the Board. The governance structure is led by the senior management-level Asset Liability Committee (“ALCO”) and involves several key CPP-focused sub-committees of the ALCO and other relevant senior management-level committees. These include the Scenario Design Committee, Credit Risk Committee, Operational Risk Committee, and Capital Management Committee. Lastly, Regions’ Board provides approval and oversight of all CPP activities, which flow from the Capital Plan and Capital Policy approved by the Board each year.

Effectively managing and deploying capital is essential to meeting our strategic and financial objectives, as well as the expectations of our stakeholders.
Regions’ annual capital plan is developed in accordance with our internal Capital Policy that, among other things, defines target capital levels and priorities for the deployment of capital generated organically in the form of earnings from our core operations.
Our current capital deployment priorities are:

1.	Growth and strategic investments

2.	Sustainable common stock dividend payout ratio

3.	Common stock repurchases
Prudent investment of capital to grow the Company is our number one priority, as we believe this activity provides the greatest potential for long-term value creation for stakeholders, including the customers, associates, communities, and shareholders we serve.

The realities of a competitive market, however, naturally place limits on the opportunities available to prudently invest in the growth of the Company. As such, Regions must remain disciplined in the allocation of capital and ensure that returns are appropriate in the context of investment risk and the strategic objectives of the Company.
Our ability to distribute capital to shareholders in the form of dividends and share repurchases is critical to maintaining this discipline. Share repurchases provide an alternative use of capital when prudent investment opportunities are unavailable and prevent the Company from facing the losing trade-off between accepting suboptimal returns and outsized risk, versus inefficiently carrying idle capital. Inefficient management of capital can lead to strategic risk including under-performance relative to stakeholder expectations.
As Regions develops its annual capital plan through the CPP, consistent with our capital deployment priorities, capital is allocated first to supporting expected available growth opportunities, and then to support a sustainable common dividend payout ratio. Regions regularly evaluates dividend sustainability through the CPP and generally seeks to manage the common dividend at a level which can reasonably be expected to be maintained through a typical, post-World War II recession. Finally, unallocated capital is directed to share repurchases, which generally represent the most flexible mechanism for deploying capital and, in this context, serve to ensure capital levels are managed in alignment with capital targets.
The CPP is subject to continuous and in-depth supervision by the Federal Reserve and other relevant regulatory bodies. In accordance with regulatory requirements, Regions’ capital plan is regularly submitted to the Federal Reserve upon our Board’s review and approval. Any capital distributions included in the annual capital plan are promptly disclosed following Board approval.

For more information on Regions’ Capital Planning and Stress Testing Framework, see our
Annual Report on Form 10-K dated February 21, 2020.
To see how we are making continuous investments in our associates and communities, see the Environmental and Social Practices section.

8	2020 Proxy Statement

PROXY SUMMARY

2019 Results
Our 2019 performance against targets are shown below:

2019 Scorecard
Category	FY 2019 Expectations (2)	FY 2019 Results
Net charge-offs/average loans	40-50 bps	43 bps	✓
Adjusted average loan growth (1)	Low to mid-single digits	4.1%	✓
Adjusted revenue growth (1)	Lower end of 2%-4%	2.3%	✓
Adjusted non-interest expense (1)	Relatively stable	+0.3%	✓
Effective tax rate	20%-21%	20.3%	✓
Adjusted operating leverage (1)	Positive	2.1%	✓

(1) Non-GAAP; see reconciliation in Regions’ Current Report on Form 8-K filed January 17, 2020, Exhibit 99.3, appendix.
(2) Original FY 2019 expectations included adjusted average loan growth in the low single digits, adjusted revenue growth of 2%-4% and an effective tax rate of 20%-22%.
Stock Performance Graph
This graph shows the cumulative total shareholder return for Regions common stock in each of the five years from December 31, 2014, to December 31, 2019. The graph also compares the cumulative total returns for the same five-year period with the S&P 500 Index and the S&P 500 Banks Index.
The comparison assumes $100 was invested on December 31, 2014, in Regions common stock, the S&P 500 Index, and the S&P 500 Banks Index and that all dividends were reinvested.

	Cumulative Total Return
	12/31/2014	12/31/2015	12/31/2016	12/31/2017	12/31/2018	12/31/2019
Regions	$100.00	$93.08	$142.78	$175.55	$139.44	$185.87
S&P 500 Index	$100.00	$101.37	$113.49	$138.26	$132.19	$173.80
S&P 500 Banks Index	$100.00	$100.85	$125.36	$153.64	$128.38	$180.55

2020 Proxy Statement	9

PROXY SUMMARY

Proposal 1 – Election of Directors (page 15)

The proxy statement contains important information about the experience, qualifications, attributes, characteristics, and skills of each of the Director nominees.
Our Board recommends that you vote “FOR” all 12 nominees standing for election.
The below chart sets forth this year’s Director nominees along with their age, tenure, principal occupation and Board committee membership:

	Age	Independent	Director Since	Regions Board Committee(s)	Principal Occupation	Other Public Company Boards (1)
Carolyn H. Byrd (2)(4)	71	✓	2010	Audit Committee (Chair)	Chairman and CEO, GlobalTech Financial, LLC
Don DeFosset (4)	71	✓	2005	CHR Committee (Chair) NCG Committee	Retired Chairman, President, and CEO, Walter Industries, Inc.	ITT Corporation; National Retail Properties; Terex Corporation
Samuel A. Di Piazza, Jr. (2)	69	✓	2016	Audit Committee CHR Committee	Retired Global CEO, PricewaterhouseCoopers; Retired Vice Chairman, Citigroup Global Corporate and Investment Bank	AT&T Inc.; Jones Lang LaSalle Incorporated; ProAssurance Corporation
Zhanna Golodryga	64	✓	2019	CHR Committee Risk Committee	Chief Digital and Administrative Officer, Phillips 66
John D. Johns (3)(4)	68	✓	2011	Risk Committee (Chair)	Chairman, DLI North America Inc.	Genuine Parts Company; Southern Company
Ruth Ann Marshall (4)	65	✓	2011	CHR Committee NCG Committee (Chair)	Retired President, The Americas, MasterCard International, Inc.	ConAgra Brands, Inc.; Global Payments Inc.
Charles D. McCrary (4)	68	✓	2001	Independent Chair of the Board	Retired President and CEO, Alabama Power Company
James T. Prokopanko	66	✓	2016	NCG Committee Risk Committee	Retired President and CEO, The Mosaic Company	Vulcan Materials Company; Xcel Energy Inc.
Lee J. Styslinger III	59	✓	2003	NCG Committee Risk Committee	Chairman and CEO, Altec, Inc.	Vulcan Materials Company; Workday, Inc.
José S. Suquet (2)(3)	63	✓	2017	Audit Committee Risk Committee	Chairman, President, and CEO, Pan-American Life Insurance Group
John M. Turner, Jr. (4)	58	CEO	2018		President and CEO, Regions Financial Corporation and Regions Bank
Timothy Vines (2)	54	✓	2018	Audit Committee CHR Committee	President and CEO, Blue Cross and Blue Shield of Alabama

(1)	Corporations subject to the registration or reporting requirements of the Exchange Act, or registered under the Investment Company Act of 1940

(2)	Audit Committee Financial Expert

(3)	Risk Management Expert

(4)	Member of Regions’ Executive Committee
Board Skills and Composition Matrix & Board Refreshment
This year’s Director nominees comprise 12 members, who represent a diverse set of experiences, expertise, and attributes. Based on information provided in response to our 2019 year-end Director Questionnaires, the following charts and graphs outline the number of Director nominees with considerable or extensive experience in areas critical to Regions’ operations and certain composition elements they bring to the Board. Information pertaining to each individual Director nominee’s experience, along with other Board composition data points, is further detailed in the Board Skills and Composition Matrix and the Director nominees’ biographies, which both appear in Proposal 1 - Election of Directors.
Our Board and NCG Committee maintain a robust refreshment and recruitment process in which the members focus on identifying, considering, and evaluating potential Board candidates. The Board’s process is further detailed in the Director Succession Planning and Board Refreshment; Appointment of New Directors subsection under Corporate Governance.

10	2020 Proxy Statement

PROXY SUMMARY

The Board continuously reviews and assesses its composition and leadership structure through its robust self-evaluation processes, identification of skills and diversity, and committee composition refreshment and does not limit its recruitment of new Directors to coincide only with vacancies created by Directors reaching the Board’s mandatory retirement age. For more information about the self-evaluation process, see the Board, Committee, and Individual Director Evaluation Program subsection under Corporate Governance.

Audit/Accounting/Finance/Capital Allocation	Banking and Financial Services	Business Operations and Technology	Continuous Improvement	Corporate Governance	Customer Focus and Community Engagement	Environmental Sustainability Practices	Executive Compensation and Benefits	Human Capital Management	Information/ Cyber Security	Regulatory or Compliance	Risk Management	Strategic Planning and Strategy Development
10 Directors	9 Directors	9 Directors	10 Directors	11 Directors	11 Directors	6 Directors	10 Directors	12 Directors	6 Directors	9 Directors	11 Directors	12 Directors

Proposal 2 — Ratification of Appointment of Independent Registered Public Accounting Firm (page 28)

We are asking our shareholders to ratify the appointment of EY as our independent registered public accounting firm for 2020. Below is a summary of the amounts billed to us for services provided by EY during 2019 and 2018. For more information regarding the accounting firm and the responsibilities of our Audit Committee, see the discussion beginning on page 28.

	2019	2018
Audit fees	$7,907,534	$7,270,239
Audit-related fees	471,812	428,049
Tax fees	257,507	255,019
All other fees	1,188,024	453,884
Total fees	$9,824,877	$8,407,191
The Board recommends you vote “FOR” this proposal.

2020 Proxy Statement	11

PROXY SUMMARY

Proposal 3 — Advisory Vote on Executive Compensation (page 32)

The CHR Committee understands and appreciates the interest our shareholders have in our executive compensation program. In acknowledgment of that interest, and because we believe it essential to our commitment to sound governance, the CHR Committee seeks shareholder feedback regarding our overall policies and practices relating to the compensation of our NEOs. One way the CHR Committee receives shareholder feedback is through an annual, non-binding advisory “Say-on-Pay” vote.
Please review our CD&A for a description of the actions and decisions of the CHR Committee during 2019 regarding our compensation programs, as well as the accompanying compensation tables and related narrative that begins on page 79.
Last year, shareholders approved our executive compensation program, with 94.7 percent of the votes cast in favor of the proposal. The CHR Committee considers the say-on-pay voting results and other shareholder feedback when approving compensation plan design changes and pay decisions for future performance periods. The result of the shareholder vote in 2019, as well as votes in prior years, indicates strong support among shareholders for our pay-for-performance approach. Future votes cast will be closely monitored to ensure there is continued support among our shareholders for our pay programs and decisions.
The Board recommends that you vote “FOR” this proposal.
2020 Executive Officers
Our current executive officers (each of whom is a Section 16 Executive Officer) are listed below:

Name	Age	Position
John M. Turner, Jr.*	58	President and Chief Executive Officer
David J. Turner, Jr.*	56	Chief Financial Officer
John B. Owen*	59	Chief Operating Officer
C. Matthew Lusco*	62	Chief Risk Officer
Fournier J. Gale, III*	75	General Counsel and Corporate Secretary
Kate R. Danella	41	Head of Strategic Planning & Consumer Bank Products and Origination Partnerships
David R. Keenan	52	Chief Human Resources Officer
Scott M. Peters	58	Head of Consumer Banking Group
William D. Ritter	49	Head of Wealth Management Group
Ronald G. Smith	59	Head of Corporate Banking Group
*Named Executive Officer
Executive Compensation

The following is an overview of the compensation decisions made in 2019 and the performance-based criteria for those decisions:

•
After reviewing NEO target pay levels in early 2019, the CHR Committee decided to make one base compensation change. Following a review of market compensation benchmarks for our compensation peers, and after consulting with its independent compensation consultant, the CHR Committee increased Mr. J. Turner’s base salary by 2.6 percent as a way of recognizing his contributions to the Company during his first six months as CEO. The CHR Committee did not change the base salaries for any of the remaining NEOs.

•	The annual short-term incentive target opportunity increased from 160% to 170% for Mr. J. Turner.

•	The CHR Committee increased the long-term incentive targets by $200,000 for Mr. D. Turner and Mr. Owen, resulting in new long-term incentive targets of $1,400,000 for each.

•
Diligent execution of our strategic plan in a challenging interest rate environment yielded corporate performance results of 106 percent of our annual incentive target expectations. Though slightly above target, this result is significantly lower than in previous years.

•
Long-term incentive grants issued for the year continue to constitute a large portion of direct compensation for our NEOs, which aligns with our philosophy to create a strong tie between NEO and shareholder financial interests through sustaining positive performance over a multi-year period. Consistent with prior grants, the long-term incentives granted in 2019 include three components that are subject to the Company meeting certain safety and soundness criteria:

1.	Performance Stock Units (“PSUs”) that do not vest for three years and for which the ultimate value and amount are based on the future equity and financial performance of the Company.

12	2020 Proxy Statement

PROXY SUMMARY

2.	Performance Cash Units that do not vest for three years and for which the ultimate value and amount are based on the future financial performance of the Company.

3.	Restricted Stock Units (“RSUs”) that do not vest for three years.

For more information on these decisions, see the CD&A section beginning on page 79.

The chart below shows the 2019 compensation mix expressed as a percentage of total direct compensation for Regions’ President and CEO, Mr. J. Turner, and for other NEOs as a group.

2019 Compensation Overview Table
			Long-Term Awards ($)
Name	Principal Position	Paid Base Earnings	Stock Awards	Non Equity LTI Granted (Cash)	Annual Incentive	Total
John M. Turner, Jr.	President and CEO	$968,750	$2,916,668	$1,458,333	$1,839,559	$7,183,310
David J. Turner, Jr.	Chief Financial Officer	$664,200	$933,334	$466,667	$864,656	$2,928,857
John B. Owen	Chief Operating Officer	$700,000	$933,334	$466,667	$923,335	$3,023,336
C. Matthew Lusco	Chief Risk Officer	$584,250	$800,000	$400,000	$740,420	$2,524,670
Fournier J. Gale, III	General Counsel and Corporate Secretary	$584,045	$800,000	$400,000	$699,861	$2,483,906
The above table illustrates how the CHR Committee viewed NEO compensation for 2019. It differs from the Summary Compensation Table required by the SEC and included in the section Compensation of Executive Officers beginning on page 101. The principal differences can be summarized as follows:

•
The above table summarizes the entire value of the long-term incentive grants made to NEOs in 2019 through the “Long-Term Award” section. The annual grant consisted of three equal parts, RSUs, PSUs, and Performance Cash Units. Both the stock and non-equity (cash) portions of the 2019 grant are reflected in this table and is considered 2019 compensation by the CHR Committee.

•
Under rules established by the SEC, the Summary Compensation Table required to be included with our CD&A reports only the portion of the long-term incentive grant delivered in the form of stock equivalents in the year granted. Cash awards from the 2019 grant will not be reflected in the Summary Compensation Table until the year they are earned, which, for 2019 grants, is December 31, 2021, to be paid in 2022. Similarly, the Summary Compensation Table reports the value of the cash performance portion of the 2017 long-term incentive grant in the “Non-Equity Incentive Compensation” column because the performance period for that award ended as of December 2019. As described on page 92, the 2017 performance grant was earned at 114 percent of target. The value of this award is not included in the table above because it is considered by the CHR Committee to be compensation awarded for 2017 although subject to future performance criteria.

•
The Summary Compensation Table reports the following items that are not included in the table above: change in pension value, nonqualified deferred compensation earnings, and compensation associated with perks, benefits, and other miscellaneous items which is referred to as “all other compensation” in the Summary Compensation Table.

For more detail, refer to the CD&A section.

2020 Proxy Statement	13

PROXY SUMMARY

Environmental and Social Practices (page 33)

Regions Bank is a relationship bank with a goal of providing our customers with services and products that help them meet their financial goals and aspirations. Our associates work and live by our core values, which are based on integrity, trust, respect, and empathy, and they are passionate about our mission and purpose: to achieve superior economic value for our shareholders over time by creating shared value and making life better for our customers, our associates, and our communities.
We are only as strong as our people; it is our bankers who set Regions apart in a crowded marketplace. We also understand that maintaining a strong corporate culture supports job satisfaction and associate engagement, which promote collaboration and a commitment to excellence. This is why we have focused on creating a strong corporate culture founded on building the best team, fostering a diverse and inclusive workforce, and providing our associates with tools to help them meet our customers’ needs, all while maintaining a strong risk management culture.

We are also committed to transparency and enhancing our ESG practices. As shown in the Environmental and Social Practices section, over the past few years we have taken meaningful steps to advance our sustainability efforts. Information about our ESG practices, along with additional discussions about our core values, corporate culture, and Code of Conduct, can also be found there.

OUR CORE VALUES	Put people FIRST	Do what IS RIGHT
Focus on your CUSTOMER	Reach HIGHER	Enjoy LIFE
Corporate Governance (page 48)

Our Board works with executive management to monitor whether we are not only in compliance with laws and regulations, but are keeping pace with the constantly changing corporate governance landscape.
For example, our practices are aligned with ISG’s Corporate Governance Principles for U.S. Listed Companies. Regions is also a signatory to the Commonsense Principles 2.0. By aligning our practices with such leading principles, we believe that the Company is better able to provide oversight and guidance for sound decision-making and accountability. We must hold ourselves to high standards when it comes to corporate governance, ethics, and risk management. This requires that we solicit input and feedback from many different stakeholders, both internally and externally.

Disclosures about the Board’s oversight of our governance practices, corporate governance shareholder engagement (including Director-shareholder engagement), Director independence, transactions with related persons, and cyber security, among other topics, can be found in the Corporate Governance section. The section also discusses the documents that compose Regions’ governance framework, such as our Corporate Governance Principles, By-Laws, and Board committee charters.

Corporate Governance Highlights

Independent	92%	Robust	50%	72 Years
Chair of the Board	Average member attendance at 2019 Board and committee meetings	Stock ownership guidelines	Standing Board committees chaired by women	Mandatory Director retirement age

Rooney Rule	Year-Round Engagement	No Overboarded Directors	No
Adopted a version for Director candidate and Section 16 Executive Officer searches, including CEO succession	With institutional shareholders, including Director-Shareholder Engagement	Under ISS’ and Glass Lewis’ Guidelines and market standards	Directors or executive officers have entered into hedging agreements or pledged stock
Additional corporate governance highlights can be found in the Quick Information table and within the Corporate Governance section.

14	2020 Proxy Statement

PROPOSAL 1 — ELECTION OF DIRECTORS

What am I voting on?

You are voting on a proposal to elect 12 nominees for a one-year term as Directors of the Company.
What does the Board recommend?

The Board unanimously recommends that you vote “FOR” each nominee standing for election as Director.
Why does the Board recommend a vote “FOR” the nominees?

Our Director nominees exhibit an effective mix of diversity, skills, experience and perspective. The proxy statement includes information about each Director nominee that led the NCG Committee and our Board to determine that the nominee should serve as Director.
What vote is required to approve this proposal?

Each nominee requires the affirmative “FOR” vote of a majority of the votes cast for or against the nominee. Abstentions and Broker non-votes have no effect on the vote results.
What is the effect of this proposal?

The current term of office of all of the Company’s Directors expires at the annual meeting. The Board proposes the 12 nominees shown be elected as Directors for a term of one year and until their successors are duly elected and qualified. Each of the 12 nominees will be elected if a majority of the votes cast at the annual meeting are voted in favor of the nominee. This means that the number of shares voted “For” a nominee must exceed the number of shares voted “Against” the nominee.
How often are the members elected?

The Board has determined that it is good governance for all Directors to be elected annually. We believe that annual elections keep the Directors more accountable to our shareholders.
As permitted by our By-Laws, the Board has determined that, effective as of the annual meeting, the Board will consist of 12 members to be elected for a term of one year expiring at the 2021 Annual Meeting. Any Director vacancies created between annual meetings (such as by a current Director’s death, resignation, or removal, or by an increase in the number of Directors) may be filled by a majority vote of the remaining Directors then in office. Any Director appointed in this manner would hold office until the next annual meeting.
What if a nominee is unable or unwilling to serve?

All nominees have consented to serve for the upcoming one-year term, so this is not expected to occur. If, however, a nominee is unable or unwilling to serve and the Board does not elect to reduce the size of the Board, shares represented by proxies will be voted for a substitute candidate nominated by the Board.
What if a nominee does not receive a majority of votes cast?

Our Corporate Governance Principles provide that an incumbent nominee who fails to receive a majority of the votes cast with respect to the election must submit his or her resignation. The NCG Committee will consider the resignation and any factors it deems relevant in deciding whether to accept the resignation and recommending to the Board the action to be taken. The Director whose resignation is under consideration must abstain from participating in any decision regarding his or her resignation.
The Board will take action within 90 days following certification of the shareholder vote unless such action would cause us to fail to comply with requirements of the NYSE or applicable securities laws, in which event we will take action as promptly as practicable while continuing to meet such requirements.
The Board will promptly disclose its decision and the reasons for the decision in a Current Report on Form 8-K filed with the SEC. If the Director’s resignation is not accepted, the Director will continue to serve until the next annual meeting and until the Director’s successor is duly elected and qualified.

2020 Proxy Statement	15

PROPOSAL 1-ELECTION OF DIRECTORS

What is the average tenure of the Directors?

Our Directors have a variety of lengths of tenure, with the average tenure being eight years; in fact, three-quarters of the nominees have tenure of ten or fewer years. Current tenure lengths represented on the Board are well balanced among newer, mid-tenured, and seasoned Directors. The NCG Committee, which is responsible for nominating individuals to the Board, considers tenure among many other factors when making its determination with respect to Director nominations.
The NCG Committee believes that, over time, Directors are able to become intimately acquainted with all aspects of our business so they can better direct our course as a company. Our longer-

serving Directors have vital expertise and institutional knowledge that provide the Board with a better understanding of our business. The NCG Committee is of the opinion that this knowledge and perspective, especially when counterbalanced with fresh viewpoints of newer Directors, continues to generate long-term value for all of our stakeholders.
Notwithstanding their tenure, each Director is evaluated annually by the NCG Committee to ensure they continue to possess valuable skills, talents, and expertise necessary for the long-term success of our Company.
What criteria were considered by the NCG Committee in selecting the nominees?

The NCG Committee is charged with identifying, evaluating, and recommending to the Board individuals whom it believes are qualified to become Directors. The NCG Committee will consider and assess candidates consistent with criteria established by the Board and set forth in the Corporate Governance Principles and will take into consideration pertinent issues and factors bearing on the qualifications of candidates in light of such criteria.
The NCG Committee may, from time to time, use its authority under its charter to retain a professional search firm to help identify candidates. During 2019, the NCG Committee did not engage a professional search firm to assist in identifying and compiling information regarding potential nominees.
Directors should have experience in positions with a high degree of responsibility, serve as leaders in the companies or institutions with which they are affiliated, and be selected based upon contributions they can make to the Board and the Company. The NCG Committee actively considers diversity (including gender, race, and ethnicity) in its recruitment and nomination of individuals for directorship, and diversity is one component of the Board’s annual self-evaluation. The effectiveness of the Board’s diversity practices is assessed through the monitoring of the Board’s various levels of diversity.

Commitment to Board Diversity
The Board approved a version of the Rooney Rule for Director candidate searches in early 2019. Under these revisions, when searching for new candidates, the NCG Committee shall endeavor to include highly qualified candidates who reflect diverse backgrounds (including gender, race, and ethnicity) in the pool from which nominees are chosen. Further, any third-party firm or consultants used to compile a pool of candidates will be requested to include such individuals.

In addition to the items specified in the Corporate Governance Principles, the NCG Committee considers the technical and professional skills nominees have gained through their leadership roles. Such skills may include, but are not limited to, those listed in the table on the following page.
The NCG Committee considers a wide breadth of factors and characteristics when evaluating nominees. With respect to the 2020 nominees, the NCG Committee selected candidates who possess the highest personal and professional ethics, integrity, and values. Candidates must also be committed to representing the long-term interests of Regions’ shareholders.
The NCG Committee also assesses candidates for directorship in the context of the current composition of the Board and committees and Regions’ evolving needs. The NCG Committee also seeks for the Board to reflect a range of talents, ages, skills, diverse backgrounds, and expertise sufficient to provide sound and prudent guidance and oversight with respect to Regions’ operations and interests.
The NCG Committee also considers the number of boards on which the candidates currently serve. The Board’s overboarding guidelines, set forth in the Corporate Governance Principles, align with those of ISS and Glass Lewis. Although the Board values the experience and knowledge gained through service on other boards, the Board also requires that its members be able to dedicate the time necessary to ensure the diligent performance of their duties on the Company’s behalf, including attending Board and committee meetings and the annual meeting.
Leadership and outside board experience are two of the many qualities considered by the NCG Committee. Of the six nominees standing for election who currently serve on an outside public company board:

•	five of those nominees chair committees,

•	one serves as the non-executive chair of his outside board, and

•	one serves as the lead independent director of his outside board.
When making its Director nominee recommendations to the Board each February, the NCG Committee carefully considers the career experiences and self-identified skills and diverse attributes of each potential nominee. These factors, along with other considerations such as the results from the self-evaluation process and independence findings, are part of the overall total mix of items evaluated by the NCG Committee and Board when making nomination determinations. For more information, see the Board, Committee, and Individual Director Evaluation Program subsection of Corporate Governance.
It is the Board’s policy that, at all times, at least a majority of its members meet the standards of independence promulgated by the SEC and the NYSE, and as set forth in the Corporate Governance Principles.

16	2020 Proxy Statement

PROPOSAL 1-ELECTION OF DIRECTORS

What skills and characteristics are currently represented on the Board?

The NCG Committee determined that the below skills are inextricably linked to proper Board oversight of the Company.

The Board and Skills Composition Matrix, which follows the below chart, sets forth which Directors have self-identified as having considerable or extensive experience in each of these necessary skill areas.

Skill	Description of the Skill and Explanation of Its Importance to Our Board
Audit/Accounting/Finance/Capital Allocation
As a public company, Regions is subject to certain auditing, financial accounting, and financial reporting requirements. The Board, particularly through its Audit Committee, is responsible for reviewing Regions’ complex financials, financial reporting and internal controls, and monitoring internal and external auditors. Additionally, Regions routinely enters into various forms of indebtedness and capital market transactions. The Board is responsible for reviewing the Company’s long-term capital plans for soundness. Therefore, it is important for the Board to have Directors who understand auditing, financial reporting, finance, and capital allocation.

Banking and Financial Services
The banking and financial services industry has inherent risks, challenges, and opportunities that are unique. Further, as a full-service financial holding company, we offer a wide range of products and services, some of which may be complex in nature. Experience in the financial services industry contributes to the Board's practical understanding in delivering and directing the Company's strategy. Further, Directors who understand the types of financial products and services we offer, as well as those we choose not to offer, are critical to our success.

Business Operations and Technology
The banking and financial services industry is a needs-driven business, and as such, it is important that Regions be able to provide market-leading client services, transaction processing, and innovation. Our customers expect efficient, quality services, many of which are becoming more mobile and technology driven. Further, it is important that we are able to appropriately gather, process, and analyze information to provide our customers with better banking solutions. Accordingly, it is important to have members on the Board who are knowledgeable and possess experience in business operations and technology so that we are able improve our processes, services, and products.

Continuous Improvement
One of our Strategic Priorities is to "Continuously Improve." As part of this priority, Regions is focused on making banking easier by being responsive to customer needs; growing revenue through improved effectiveness in generating prudent, profitable, and sustainable growth; making efficiency improvements in our processes that reduce costs and drive growth; and promoting innovation throughout the Company. The Board needs Directors with an understanding of how to foster an environment of continuous improvement to assist the Company in meeting its long-term strategic goals.

Corporate Governance
The Board is responsible for shaping the Company’s corporate governance priorities and structure, which must be transparent and responsive to our shareholders. Because corporate governance affects the fundamental operation of a company, it can have a significant impact on corporate operations. The Board must have Directors with experience in keeping up with and understanding constantly changing corporate governance expectations and practices. Having Directors with experience in corporate governance also better positions the Board to engage with shareholders on such matters.

Customer Focus and Community Engagement
One of our Strategic Priorities is to "Focus on the Customer." Regions is committed to helping our customers and our local communities achieve their financial goals. We are focused on understanding their needs and investing our resources to help them accomplish their goals. The Board should have Directors with experience to support these efforts. Having individuals on our Board with experience in making sure our external stakeholders succeed is important to Regions' success.

Environmental Sustainability Practices
As a public company, Regions must be cognizant of current and potential environmental risks and opportunities and how they can impact our long-term value. Our continuing focus remains on setting and achieving operational sustainability goals, deepening our environmental and social risk management, and pursuing opportunities in sustainable finance. When considering risks and opportunities related to environmental sustainability, the Board should have Directors with experience in these practices.

Executive Compensation and Benefits
When properly structured, executive compensation and benefits discourage imprudent risk taking that could harm the Company and/or customers, while simultaneously acting as a business driver and ensuring alignment with long-term shareholder interests. It is important for the Board to have Directors who understand and have experience with the various types of executive compensation and benefits options that may be employed to achieve this balance.

Human Capital Management
One of our Strategic Priorities is to "Build the Best Team." Talent management is important at all levels of an organization, but it is particularly critical with respect to succession planning for senior executives. Having human capital management and talent management experience represented on the Board is important to ensuring smooth transitions and appropriate succession planning, as well as fostering a productive and safe working environment. This expertise also covers risks and opportunities associated with corporate culture, diversity and inclusion, as well as associate well-being and engagement, all areas that are drivers of long-term value.

Information/Cyber Security
As a financial institution, we are trusted with sensitive nonpublic information, which we are expected to protect. The safekeeping of our customer, associate, and Company data is of paramount importance. Moreover, financial institutions are increasingly dependent on information technology and telecommunications to deliver services to consumers and businesses every day. Therefore, the Board should be made up of some Directors with experience in implementing, establishing, or overseeing information/cyber security systems and protocols.

Regulatory or Compliance
The banking and financial services industry is highly regulated. Regions is subject to both federal and state regulators, including the Alabama State Banking Department, the Federal Reserve, the Federal Deposit Insurance Corporation, the Securities and Exchange Commission, the Consumer Financial Protection Bureau, and the Financial Industry Regulatory Authority. Having Directors with experience in understanding the regulations promulgated by these authorities; the Company’s products and services; and how to effectively communicate with our regulators is critical to the Company.

Risk Management
One of our Strategic Priorities is to "Enhance Risk Management." Robust risk management is a critical aspect of operating within the financial sector and is embedded throughout our strategic plan. Having Directors with experience in overseeing risk management matters strengthens the Board's oversight of the risks facing Regions. The Board, therefore, must include Directors who are very familiar with risk management processes.

Strategic Planning and Strategy Development
Directors who understand how to strategically plan for the future of the Company, both in the short- and long-term, are better able to oversee and advise management with respect to the formulation and execution of the Company’s strategic planning and the connection to long-term value.

2020 Proxy Statement	17

PROPOSAL 1-ELECTION OF DIRECTORS

Board Skills and Composition Matrix. The following matrix sets forth, for each Director nominee, the skills they bring to the Board; their age and Board tenure; the number of other public company boards on which they serve; their independence; and other qualities and experiences that contribute to diverse perspectives.

Director	Skills*	Age	Tenure	# of Other Public Boards	Independent	Racially/Ethnically Diverse	Gender Diverse	LGBTQ+	Non-US Born	Multi-lingual
Byrd		71	10	0	✓	✓[1]	✓[3]
DeFosset		71	15	3	✓
Di Piazza		69	4	3	✓
Golodryga		64	1	0	✓		✓[3]		✓[4]	✓[7]
Johns		68	9	2	✓
Marshall		65	9	2	✓		✓[3]	✓
McCrary		68	19	0	✓
Prokopanko		66	4	2	✓				✓[5]
Styslinger		59	17	2	✓					✓[8]
Suquet		63	3	0	✓	✓[2]			✓[6]	✓[8]
Turner		58	2	0	CEO
Vines		54	2	0	✓	✓[1]
Average/ Total		65	8		12 (92%)	3 (25%)	3 (25%)	1 (8%)	3 (25%)	3 (25%)
* Skills are based on information provided as part of 2019 year-end Director Questionnaires and represent the number of our Director nominees with considerable or extensive experience in areas that are critical to Regions’ operations, which are discussed in more detail in the previous chart.
1 African-American; 2 Cuban-American; 3 Female; 4 Former Soviet Union (now Moldova); 5 Canada; 6 Cuba; 7 Russian and Ukrainian; 8 Spanish.
In addition to the composition factors listed above, other diversity considerations incorporated into the self-evaluation process included veteran status and whether any nominees self-identified as non-binary.

18	2020 Proxy Statement

PROPOSAL 1-ELECTION OF DIRECTORS

Personal attributes. Additionally, the following are some of the personal attributes that each nominee is expected to possess. The biographies that follow provide additional information about each Director nominee’s experiences, qualifications, and skills that demonstrate how each such nominee possesses the below attributes:

Attribute	Description
Commitment	The ability to commit the time necessary to function as an effective Director by attending on-site meetings in person.
Constructive Questioner	The preparedness to ask questions and challenge management and peer Directors in a constructive and appropriate way.
Contributor and Team Player	The ability to work as a member of a team and demonstrate the passion and time to make a genuine and active contribution to the Board.
Critical and Innovative Thinker	The ability to critically analyze complex and detailed information, readily distill key issues, and develop innovative approaches and solutions to problems.
Effective Listener and Communicator
The ability to:
•    listen to and constructively and appropriately debate other people’s viewpoints;
•    develop and deliver compelling arguments; and
•    communicate effectively with a broad range of stakeholders.

Ethics and Integrity
A commitment to:
•    understanding and fulfilling the duties and responsibilities of a Director and maintaining knowledge in this regard through professional development;
•    putting Regions’ interests before any personal interests;
•    being transparent; and
•    maintaining Board confidentiality.

Financially Literate	The ability to read and understand fundamental financial statements and make appropriate decisions.
Influencer and Negotiator	The ability to negotiate outcomes and influence others to agree with those outcomes, including an ability to gain stakeholder support for the Board’s decisions.
Leader	The ability to: • appropriately represent Regions; • set appropriate Board and organizational culture; and • make and take responsibility for decisions and actions.
Unbiased	The ability to represent all shareholders and not a particular interest group.

Who are this year’s nominees?

 All of the 12 nominees being voted upon at the annual meeting are standing for re-election.
The following biographies detail the age and principal occupations during at least the past five years for each nominee; the year the nominee was first elected or appointed, as the case may be, to the Board; and the directorships they now hold and have held within at least the last five years with corporations subject to the registration or reporting requirements of the Exchange Act or registered under the Investment Company Act of 1940.
The Directors also serve as the board members of Regions Bank, an Alabama state-chartered commercial bank and wholly-owned subsidiary of Regions.
A shareholder who wishes to recommend a candidate for consideration by the NCG Committee may do so at any time. For more information, see the Questions and Answers about the Annual Meeting and Voting & Other Information section.

On July 1, 2004, Regions became the successor by merger to Union Planters Corporation and the former Regions Financial Corporation. One of our current Directors was previously a member of the board of directors of the former Regions Financial Corporation. On November 4, 2006, AmSouth Bancorporation was merged with and into Regions. Two of our current Directors were previously members of the board of directors of AmSouth.

The Board believes that each one of the 12 nominees is well qualified to serve as a Director on Regions’ Board.
Each nominee’s key experiences, qualifications, attributes, or skills that led the Board to conclude that they should serve as a Director are described in the following biographies.
There are no family relationships among our Directors and executive officers.

2020 Proxy Statement	19

PROPOSAL 1-ELECTION OF DIRECTORS

Carolyn H. Byrd Independent Director Since: 2010 Age: 71 Regions Committees • Audit Committee (Chair; Audit Committee Financial Expert) • Executive Committee Top 5 Skills Brought to Our Board
Key Experience and Qualifications
•
Formed GlobalTech Financial, LLC, a private company specializing in business process outsourcing and financial consulting, in 2000 and has since served as its Chairman and CEO
•
Prior to forming GlobalTech, had a long career with The Coca-Cola Company, where she was ultimately appointed Vice President, Chief of Internal Audits and Director of the Corporate Auditing Department
•
Served as a Senior Account Officer at Citibank, N.A. prior to joining Coca-Cola
•
Throughout her career, held many positions in which she was responsible for key managerial, strategic, financial, and operational decisions and has served on the boards of directors of a variety of large public companies

Education
•
Bachelor’s degree (Economics and Business Administration), Fisk University
•
Master’s degree (Finance and Business Administration), University of Chicago Graduate School of Business

Honors and Recognition
•
2018 Most Influential Corporate Directors, WomenInc.

Former Public Directorships Held During Past Five Years
•
Federal Home Loan Mortgage Corporation (“Freddie Mac”)
•
Popeyes Louisiana Kitchen, Inc.

Don DeFosset Independent Director Since: 2005 Age: 71 Regions Committees • CHR Committee (Chair) • NCG Committee • Executive Committee Top 5 Skills Brought to Our Board
Key Experience and Qualifications
•
Retired as Chairman, President, and CEO of Walter Industries, Inc., which during his time of service was a diversified public company with businesses in water infrastructure products, metallurgical coal and natural gas, home building, and mortgage financing
•
Throughout his career, held significant leadership positions in major multinational corporations, including Dura Automotive Systems, Inc., Navistar International Corporation, and AlliedSignal, Inc.
•
Brings extensive management, business, and mortgage experience, as well as a deep understanding of complex issues concerning public companies
•
Service on the boards of directors of a variety of large public companies further augments his experience

Education
•
Bachelor’s degree (Industrial Engineering), Purdue University
•
Master of Business Administration degree, Harvard University
Other Public Directorships and Board Leadership/Committee Assignments
•
ITT Corporation: Audit Committee; Nominating and Governance Committee (Chair)
•
National Retail Properties: Non-Executive Chair of the Board; Compensation Committee (Chair); Governance and Nominating Committee
•
Terex Corporation: Audit Committee; Governance and Nominating Committee (Chair)

Audit/Accounting/Finance/Capital Allocation	Banking and Financial Services	Business Operations and Technology	Continuous Improvement	Corporate Governance	Customer Focus and Community Engagement	Environmental Sustainability Practices	Executive Compensation and Benefits	Human Capital Management	Information/ Cyber Security	Regulatory or Compliance	Risk Management	Strategic Planning and Strategy Development

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PROPOSAL 1-ELECTION OF DIRECTORS

Samuel A. Di Piazza, Jr. Independent Director Since: 2016 Age: 69 Regions Committees • Audit Committee (Audit Committee Financial Expert) • CHR Committee Top 5 Skills Brought to Our Board
Key Experience and Qualifications
•
Retired from Citigroup, Inc., where he served as Vice Chairman of the Global Corporate and Investment Bank
•
Prior to joining Citigroup, was a partner at PricewaterhouseCoopers, where he served as Chairman and Senior Partner at PwC US and as a member of the firm’s Global Leadership Team and ultimately served as Global CEO of PricewaterhouseCoopers from 2002 to 2009
•
Possesses extensive audit and tax experience, leadership experience in civic and not-for-profit organizations, including sustainable development organizations, as well as many years in the banking industry
•
Extremely active in and serves on the boards of various nonprofit and professional organizations, including the Mayo Clinic and the National September 11th Memorial and Museum
•
Previously served as Trustee of both the Financial Accounting Foundation and the International Accounting Standards Committee Foundation and is a former director on the UN Global Compact Board and former Chairman of the World Business Council for Sustainable Development
Education
•
Bachelor’s degree (Accounting and Economics), University of Alabama
•
Master of Tax Accounting degree, University of Houston
Honors and Recognition
•
Accountant of the Year, Beta Alpha Psi Society
•
Ellis Island Medal of Honor
•
INROADS Leadership Award
•
Co-Author, Building Public Trust: The Future of Corporate Reporting
Other Public Directorships and Board Leadership/Committee Assignments
•
AT&T Inc.: Audit Committee (Chair); Executive Committee; Public Policy and Corporate Reputation Committee
•
Jones Lang LaSalle Incorporated: Compensation Committee; Nominating and Governance Committee
•
ProAssurance Corporation: Audit Committee (Chair)
Former Public Directorships Held During the Past Five Years
•
DirecTV

Zhanna Golodryga Independent Director Since: 2019 Age: 64 Regions Committees • CHR Committee • Risk Committee Top 5 Skills Brought to Our Board
Key Experience and Qualifications
•
Currently serves as the Senior Vice President and Chief Digital and Administrative Officer at Phillips 66, a diversified energy manufacturing and logistics company, and is responsible for driving digital change by developing and executing digital and technology strategies
•
Prior to joining Phillips 66, served as Chief Information Officer and Senior Vice President, Services at Hess Corporation, with responsibility for managing the company’s service organizations, including global supply chain, global business transformation program, and global office services, as well as information management, enterprise architecture, infrastructure, and cybersecurity across the business
•
Also previously served as Chief Information Officer at BHP Billiton Petroleum, Vice President of Information Technology at TeleCheck International, Manager of Information Systems at Baker Hughes, IT Services Manager at Marathon Oil, and Systems Analyst at 3D/International
•
Has over 30 years of experience in the energy industry and the information technology field
•
Serves on the board of the Memorial Hermann Foundation

Education
•
Master’s degree (Mechanical Engineering), Kiev Engineering and Construction Institute

Honors and Recognition
•
50 Most Powerful Women in Oil and Gas, National Diversity Council

Audit/Accounting/Finance/Capital Allocation	Banking and Financial Services	Business Operations and Technology	Continuous Improvement	Corporate Governance	Customer Focus and Community Engagement	Environmental Sustainability Practices	Executive Compensation and Benefits	Human Capital Management	Information/ Cyber Security	Regulatory or Compliance	Risk Management	Strategic Planning and Strategy Development

2020 Proxy Statement	21

PROPOSAL 1-ELECTION OF DIRECTORS

John D. Johns Independent Director Since: 2011 Age: 68 Regions Committees • Risk Committee (Chair; Risk Management Expert) • Executive Committee Top 5 Skills Brought to Our Board
Key Experience and Qualifications
•
Serves as Chairman of DLI North America Inc., the North American regional headquarters for Dai-ichi Life Holdings
•
Until November 2019, served as Executive Chairman and Director at Protective Life Corporation, which in February 2015 became a wholly-owned subsidiary of Dai-ichi Life Insurance Company, Limited, a holding company with subsidiaries that provide insurance and other financial services
•
From 2003 until July 1, 2017, served as the Chairman and CEO of Protective
•
Prior to joining Protective in 1993, served as General Counsel at Sonat, Inc.
•
A founding partner of the Birmingham-based law firm of Maynard, Cooper & Gale, P.C.
•
Gained considerable experience as a senior executive of a large insurance corporation; extensive exposure to complex financial issues at large public companies; leadership in other business, economic development, civic, educational, and not-for-profit organizations
Education
•
Bachelor’s degree (Psychology), University of Alabama
•
Master of Business Administration and Juris Doctor degrees, Harvard University
Honors and Recognition
•
2017 Inductee, Alabama Business Hall of Fame
•
Alabama Academy of Honor
Other Public Directorships and Board Leadership/Committee Assignments
•
Genuine Parts Company: Lead Independent Director; Compensation, Nominating and Governance Committee (Chair); Executive Committee
•
Southern Company: Compensation and Management Succession Committee (Chair); Finance Committee
Former Public Directorships Held During the Past Five Years
•
Protective Life Corporation

Ruth Ann Marshall Independent Director Since: 2011 Age: 65 Regions Committees • CHR Committee • NCG Committee (Chair) • Executive Committee Top 5 Skills Brought to Our Board
Key Experience and Qualifications
•
From 2004 until retiring in 2006, served as President of The Americas, MasterCard International, Inc.
•
Previously served as President, MasterCard North America from 1999 to 2004 where she was responsible for building all aspects of MasterCard’s issuance and acceptance business in the United States, Canada, Latin America, and the Caribbean
•
Prior to joining MasterCard in 1999, served as Group Executive President of two electronic payment service companies, MAC Regional Network and Buypass Corporation, and upon acquisition of these companies by Concord EFS, became Senior Executive Vice President of the combined companies, where she oversaw marketing, account management, customer service, and product development
•
Started her career at IBM, where, for more than 18 years, she served in managerial and executive positions
•
Has broad marketing, account management, customer service, and product development experience, as well as significant domestic and international experience in growing business

Education
•
Bachelor’s (Finance) and Master of Business Administration degrees, Southern Methodist University

Honors and Recognition
•
2018 Most Influential Corporate Directors, WomenInc.
•
2004 and 2005 “World’s 100 Most Powerful Women,” Forbes.com

Other Public Directorships and Board Leadership/Committee Assignments
•
ConAgra Brands, Inc.: Executive Committee; Human Resources Committee (Chair); Nominating, Governance and Public Affairs Committee
•
Global Payments Inc.: Governance and Nominating Committee; Technology Committee

Audit/Accounting/Finance/Capital Allocation	Banking and Financial Services	Business Operations and Technology	Continuous Improvement	Corporate Governance	Customer Focus and Community Engagement	Environmental Sustainability Practices	Executive Compensation and Benefits	Human Capital Management	Information/ Cyber Security	Regulatory or Compliance	Risk Management	Strategic Planning and Strategy Development

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PROPOSAL 1-ELECTION OF DIRECTORS

Charles D. McCrary Independent Director Since: 2001 Age: 68 Regions Committees • Executive Committee Top 5 Skills Brought to Our Board
                            Independent Chair of the Board

Key Experience and Qualifications
•
From 2001 through February 2014, served as the President and CEO of Alabama Power Company, a public utility company
•
Also served as Chairman of Alabama Power Company until May 2014
•
Career spanning more than 40 years, over which he held various positions of increased responsibility within both Alabama Power and its parent company, Southern Company
•
Has served as the Board’s independent Chair since the beginning of 2019 and previously served as its Lead Independent Director and as the NCG Committee’s Chair
•
Serves as a director of the privately-held Great Southern Wood Preserving, Incorporated
•
Brings understanding of issues that are unique to companies operating in highly regulated industries

Education
•
Bachelor’s degree (Engineering), Auburn University
•
Juris Doctor degree, Birmingham School of Law

Honors and Recognition
•
2018 Inductee, Alabama Business Hall of Fame
Former Public Directorships Held During the Past Five Years
•
Protective Life Corporation

James T. Prokopanko Independent Director Since: 2016 Age: 66 Regions Committees • NCG Committee • Risk Committee Top 5 Skills Brought to Our Board
Key Experience and Qualifications
•
Served as President and CEO of The Mosaic Company, one of the world’s leading producers and marketers of concentrated phosphate and potash crop nutrients, from 2007 through 2015 and then as Senior Advisor until his retirement in January 2016
•
From 2006 through 2007, served as Executive Vice President and Chief Operating Officer of The Mosaic Company
•
Prior to joining The Mosaic Company, held various senior leadership positions at Cargill, Inc. from 1999 through 2006
•
Decade-long career at The Mosaic Company and previous service as lead director at Vulcan Materials Company have provided him with an in-depth knowledge of environmental risk management in regulated industries
Education
•
Bachelor’s degree (Computer Science), University of Manitoba
•
Master of Business Administration degree, Ivey Business School at the University of Western Ontario
Honors and Recognition
•
2015 Corporate Responsibility Lifetime Achievement Award, Corporate Responsibility Magazine
•
2013 Excellence Award, Center of Excellence in Corporate Philanthropy
•
Co-authored the article “Sustainability as a Compass for Leadership,” which appeared in the November 2017 edition of Supply Chain Management Review
Other Public Directorships and Board Leadership/Committee Assignments
•
Vulcan Materials Company: Compensation Committee; Governance Committee
•
Xcel Energy Inc.: Governance, Compensation and Nominating Committee; Operations, Nuclear, Environmental and Safety Committee
Former Public Directorships Held During the Past Five Years
•
The Mosaic Company

Audit/Accounting/Finance/Capital Allocation	Banking and Financial Services	Business Operations and Technology	Continuous Improvement	Corporate Governance	Customer Focus and Community Engagement	Environmental Sustainability Practices	Executive Compensation and Benefits	Human Capital Management	Information/ Cyber Security	Regulatory or Compliance	Risk Management	Strategic Planning and Strategy Development

2020 Proxy Statement	23

PROPOSAL 1-ELECTION OF DIRECTORS

Lee J. Styslinger III Independent Director Since: 2003 Age: 59 Regions Committees • NCG Committee • Risk Committee Top 5 Skills Brought to Our Board
 Key Experience and Qualifications
•
Currently serves as the Chairman and CEO of the privately-held Altec, Inc., a leading equipment and service provider for the electric utility, telecommunications, and contractor markets in over 100 countries throughout the world
•
Actively serves on the boards of many educational, civic, and leadership organizations
•
Appointed to the President’s Export Council, advising the President of the United States on international trade policy, from 2006-2008
•
Served on the President’s Manufacturing Council in 2017
•
Appointed to the President’s Advisory Committee for Trade Policy and Negotiations established by the U.S. Trade Representative
•
Brings a wealth of management and business experience derived from running a large company in today’s global market

Education
•
Bachelor’s degree (Political Science), Northwestern University
•
Master of Business Administration degree, Harvard University

Other Public Directorships and Board Leadership/Committee Assignments
•
Vulcan Materials Company: Compensation Committee; Executive Committee; Safety, Health & Environmental Affairs Committee (Chair)
•
Workday, Inc.: Audit Committee

José S. Suquet Independent Director Since: 2017 Age: 63 Regions Committees • Audit Committee (Audit Committee Financial Expert) • Risk Committee (Risk Management Expert) Top 5 Skills Brought to Our Board
Key Experience and Qualifications
•
Currently serves as the Chairman, President, and CEO of the privately-held Pan-American Life Insurance Group (“PALIG”), a leading provider of insurance and financial services throughout the Americas and whose flagship member is New Orleans-based Pan-American Life Insurance Company
•
Prior to joining PALIG, held senior management posts in the insurance industry for more than three decades, including serving as Senior Executive Vice President and Chief Distribution Officer of AXA Financial
•
In December 2016, completed his term as a member of the board of directors of the Federal Reserve Bank of Atlanta, for which he served as Chairman of the Retail Payments Office Oversight Committee
•
Previously served on the board for the Federal Reserve Bank of Atlanta, New Orleans Branch
•
Director at the privately-held Ochsner Health System, Louisiana’s largest nonprofit, academic healthcare system, where he serves on the Compensation Committee and the Audit and Oversight Committee
•
Completed his second and final term on the board of directors of The American Council of Life Insurers in 2019
•
Brings a strong background in enterprise risk management and a commitment to innovation and operational excellence
•
His dedication to the United States’ Hispanic community, as well as to the pursuit of product innovation and sales force expansion, have positioned PALIG as the company which Hispanics throughout the Americas rely on to protect their financial security and well-being
•
Involved in various professional and industry associations
Education
•
Bachelor’s degree, Fordham University
•
Master of Business Administration degree, University of Miami
Honors and Recognition
•
Included in the Special Boards Edition 2018 of Latino Leaders magazine

Audit/Accounting/Finance/Capital Allocation	Banking and Financial Services	Business Operations and Technology	Continuous Improvement	Corporate Governance	Customer Focus and Community Engagement	Environmental Sustainability Practices	Executive Compensation and Benefits	Human Capital Management	Information/ Cyber Security	Regulatory or Compliance	Risk Management	Strategic Planning and Strategy Development

24	2020 Proxy Statement

PROPOSAL 1-ELECTION OF DIRECTORS

John M. Turner, Jr. Management Director Since: 2018 Age: 58 Regions Committees • Executive Committee Top 5 Skills Brought to Our Board
                          President and Chief Executive Officer

Key Experience and Qualifications
•
Currently serves as the President, CEO and Director of Regions Financial Corporation and Regions Bank, a wholly-owned subsidiary of the Company, and leads the Company’s Management Policymaking Committee and Executive Leadership Team
•
Named President in December 2017 and then CEO in July 2018
•
Before being named President, served as Head of the Corporate Bank, a role he took on in 2014
•
Joined Regions in 2011 as President of the South Region, leading banking operations in Alabama, Mississippi, South Louisiana and the Florida Panhandle
•
Before joining Regions, he was named president of Whitney National Bank and Whitney Holding Corporation in 2008 and was elected to the bank’s and holding company’s boards of directors
•
Before that, was responsible for all geographic line banking functions across Whitney and served as its Eastern Region President
•
Joined Whitney in 1994 as its Alabama Regional President after nine years at AmSouth Bank, where he held senior consumer, commercial and business positions
•
Serves on the Business Council of Alabama, Birmingham Business Alliance, Economic Development Partnership of Alabama, A Plus Education Foundation, United Way of Central Alabama, and Infirmary Health System boards. Mr. Turner is a former chairman of the Mobile Area Chamber of Commerce, the Mobile Area Education Foundation and the United Way of Southwest Alabama and is a former board member of Leadership Mobile

Education
•
Bachelor’s degree (Economics), University of Georgia
Honors and Recognition
•
Graduate, Leadership Alabama

Timothy Vines Independent Director Since: 2018 Age: 54 Regions Committees • Audit Committee (Audit Committee Financial Expert) • CHR Committee Top 5 Skills Brought to Our Board
Key Experience and Qualifications
•
Currently serves as the President, CEO, and director of Blue Cross and Blue Shield of Alabama (“BCBSAL”), a nonprofit, independent licensee of the Blue Cross and Blue Shield Association and the largest provider of healthcare benefits in Alabama
•
Served as BCBSAL’s President and Chief Operating Officer from November 2017 through March 2018 before being named its President and CEO in April 2018
•
Held BCBSAL’s Executive Vice President position from March through November of 2017
•
Served as BCBSAL’s Chief Administrative Officer from August 2012 through March 2017
•
Serves as Vice Chair and on the Finance Committee and Governance Committee of the Board of Prime Therapeutics LLC, a pharmacy benefit management company owned jointly by several Blue Cross Blue Shield plans, including BCBSAL
•
Worked in banking for over five years after graduating college
•
Remains very active in the community through his involvement with multiple nonprofit and charitable organizations, including service on the boards of the American Red Cross, the Birmingham Business Alliance, Leadership Birmingham, Economic Development Partnership of Alabama, Mercy Deliverance Ministries, and American Character Builders
•
Serves as immediate past chair of the board of trustees at Samford University in Birmingham, Alabama
•
Possesses an extensive understanding of operating a large company within a highly regulated industry

Education
•
Bachelor’s degree (Finance), Auburn University

Audit/Accounting/Finance/Capital Allocation	Banking and Financial Services	Business Operations and Technology	Continuous Improvement	Corporate Governance	Customer Focus and Community Engagement	Environmental Sustainability Practices	Executive Compensation and Benefits	Human Capital Management	Information/ Cyber Security	Regulatory or Compliance	Risk Management	Strategic Planning and Strategy Development

2020 Proxy Statement	25

PROPOSAL 1-ELECTION OF DIRECTORS

How are Directors compensated?

Our Director Compensation Program for independent Directors is designed to:

•	Pay Directors fairly for the work required at a company of Regions’ size and scope;

•	Align Directors’ interests with the long-term interests of our shareholders; and

•	Be simple, transparent, and easy for shareholders to understand.
The CHR Committee, in conjunction with its independent compensation consultant, periodically reviews the compensation of the non-management Directors and recommends any changes to the Board. After completing its review in April 2019, the CHR Committee determined the existing Director Compensation Program remained competitive, fair, and aligned with the long-term interests of our shareholders. As a result, the CHR Committee made no recommendations for changes. The following table describes the components of the 2019 Director Compensation Program.

Compensation Element	Compensation Amount
Annual Cash Retainer	$100,000, which may be deferred, at the Director’s option
Annual Equity Retainer
$120,000 in restricted stock units granted three business days following the annual shareholder meeting and becoming vested at the next annual shareholder meeting; the receipt of which may be deferred, at the Director’s option

Additional Annual Fee for Independent Non-Executive Chair of the Board
$150,000, paid as follows:
$50,000 cash, which may be deferred, at the Chair’s option;
$100,000 equity in the form of restricted stock units granted three business days following the annual shareholder meeting and becoming vested at the next annual shareholder meeting, the receipt of which may be deferred, at the Chair’s option

Additional Annual Fee for Lead Independent Director	$50,000
Additional Annual Fee for Committee Chairs	$30,000 — Audit Committee $25,000 — CHR Committee $25,000 — NCG Committee $30,000 — Risk Committee $10,000 — Special Committees, as applicable
Additional Annual Fee for Audit Committee members (exclusive of the Audit Committee Chair)	$10,000
Additional Annual Fee for Special Committee Members, as applicable	$10,000
How the DDSIP works. Under the DDSIP, a Director may elect to defer receipt of some or all cash compensation. Deferred amounts are credited to a bookkeeping account for the Director, which is designated in notional shares of Regions common stock. Dividend equivalents, if any, are converted to additional notional shares of common stock in the Director’s account. At the end of the deferral period, the Director’s account is settled in actual shares of common stock, plus cash for any fractional share. Receipt and taxability of benefits are deferred until the time of payment in accordance with the payment election made by the Director at the time of the deferral. Most of the Directors have elected to defer receipt of a portion of their cash compensation.
How restricted stock units work. Starting last year, the Annual Equity Retainer is paid in RSUs as opposed to restricted stock. Directors have the option to defer receipt of their RSUs in the Directors’ Deferred Restricted Stock Unit Plan (the “Deferred RSU Plan”). If a Director makes a timely election under the Deferred RSU Plan, his or her RSUs will be notionally credited to an account in the Director’s name. Dividend equivalents, if any, also are notionally credited to the Director’s account as of the date any cash dividends are paid with respect to the common stock underlying the RSUs. The deferred RSUs then will be paid in shares of common stock on a date designated by the Director, which may be the date he or she terminates service as a Director or an anniversary of the date on which the RSUs were granted (but no later than the tenth anniversary of the grant date). Payment of the deferred RSUs are accelerated in the event of a Director’s death or a change in control of the Company.
How the Regions Matching Gifts Program works for Directors. Directors, as well as members of the Company’s Executive Leadership Team, are eligible to participate in our Matching Gifts Program. Under this program, Regions will match, dollar for dollar, gifts of $50 or more, up to a total of $5,000 per year. Regions will match gifts to eligible tax-exempt organizations that must have a primary mission that clearly fits one of these five categories: education and workforce readiness; economic and community development; financial wellness; arts and culture; and service members and veterans organizations.

26	2020 Proxy Statement

PROPOSAL 1-ELECTION OF DIRECTORS

Compensation paid in 2019 to Directors. The following table contains information about the compensation paid to the independent Directors who served during 2019:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	All Other Compensation ($) (2)	Total ($)
Carolyn H. Byrd	130,000	119,999	5,000	254,999
Don DeFosset	125,000	119,999	5,000	249,999
Samuel A. Di Piazza, Jr.	110,000	119,999	3,500	233,499
Eric C. Fast	120,000	119,999	5,000	244,999
Zhanna Golodryga	100,000	159,997	—	259,997
John D. Johns	130,000	119,999	—	249,999
Charles D. McCrary	160,000	119,999	—	279,999
Ruth Ann Marshall	135,000	119,999	—	254,999
Susan W. Matlock	50,000		5,000	55,000
John E. Maupin, Jr.	56,500		—	56,500
James T. Prokopanko	100,000	119,999	—	219,999
Lee J. Styslinger III	105,000	119,999	5,000	229,999
José S. Suquet	107,500	119,999	5,000	232,499
Timothy Vines	110,000	119,999	—	229,999

(1)
The amounts presented in this column represent the grant date fair value of the 2019 restricted stock unit award made to all non-management Directors in service on April 29, 2019. The grant date fair value of the restricted stock units awarded April 29, 2019, was $15.68 per share. All restricted stock units awarded April 29, 2019 are scheduled to vest in one lump sum on the date of the 2020 Annual Meeting.

Ms. Golodryga received a restricted stock unit award when she was appointed to Regions’ Board on January 1, 2019. The grant date fair value of the restricted stock units granted on January 2, 2019 was $13.67 per share. The restricted stock units awarded January 2, 2019 vested in one lump sum on the date of the 2019 Annual Meeting.

(2)
The amounts presented in this column reflect matching charitable gifts made through the Regions Matching Gifts Program. Regions matches Directors’ gifts up to $5,000 to qualifying organizations under this Program.

The table below sets forth those independent Directors who served during 2019 and who had stock options or RSUs outstanding as of December 31, 2019, and the number outstanding as of that date.

Name	Outstanding Stock Options (#)	Outstanding Restricted Stock Units (#) (1)
Carolyn H. Byrd	—	7,802
Don DeFosset	—	7,802
Samuel A. Di Piazza, Jr.	—	7,802
Eric C. Fast	—	7,802
Zhanna Golodryga	—	7,802
John D. Johns	—	7,802
Charles D. McCrary	—	7,802
Ruth Ann Marshall	—	7,802
Susan W. Matlock	—	—
John E. Maupin, Jr.	—	—
James T. Prokopanko	—	7,802
Lee J. Styslinger III	—	7,802
José S. Suquet	—	7,802
Timothy Vines	—	7,802
(1) The amounts presented in this column represent outstanding restricted stock units and dividend equivalents, if any, that have been notionally credited to the Director’s account as of the date any cash dividends were paid with respect to the common stock underlying the restricted stock units.
Ms. Matlock and Dr. Maupin retired immediately prior to the 2019 Annual Meeting.

2020 Proxy Statement	27

PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

What am I voting on?

You are voting on a proposal to ratify the appointment of EY as our independent registered public accounting firm for the year 2020. The Audit Committee is directly responsible for the appointment, compensation, retention, and oversight of the independent registered public accounting firm (that is, the independent auditor) retained by Regions to audit the Company’s financial statements and internal controls over financial reporting.
Shareholders are being asked to ratify the appointment of EY to serve as the Company’s independent auditor for the fiscal year ending December 31, 2020. Although the Audit Committee has the sole authority to appoint the independent auditor, as a matter of good corporate governance, the Board submits its selection of the independent auditor to our shareholders for ratification.
What does the Board recommend?

The Board unanimously recommends that you vote “FOR” this proposal.
Why does the Board recommend a vote “FOR” this proposal?

Based on the evaluation and considerations set forth below, the Audit Committee and the Board believe that the continued retention of EY to serve as Regions’ independent auditor is in the best interest of Regions and its shareholders.
What vote is required to approve this proposal?

Approval of this proposal requires the affirmative “FOR” vote of a majority of the votes cast for or against the proposal. Abstentions have no effect on the vote results.
What is the effect of this proposal?

The Audit Committee has appointed EY as Regions’ independent registered public accounting firm for the 2020 fiscal year. In the event our shareholders do not ratify the appointment, it is anticipated that no change in auditor would be made for the current year because of the difficulty and expense of making such a change. The vote results would, however, be considered in connection with the appointment of our independent auditor for 2021.
How does the Audit Committee evaluate and select the independent auditor?

The Audit Committee annually evaluates the performance of the Company’s independent auditor and determines whether to reengage the current independent auditor or consider other audit firms.
Factors considered by the Audit Committee in its 2019 annual evaluation included:

•	EY’s qualifications; the quality and efficiency of services provided, including industry-specific knowledge and technical expertise; recent results of EY’s commitment to audit quality.

•
EY's independence, objectivity, and ability to communicate with the Audit Committee and key management stakeholders in a transparent, timely, and effective manner. See independence controls discussed in the subsection How is Regions assured that EY remains independent?

•	Appropriateness of audit fees for audit and non-audit services, both on an absolute basis and as compared to peers.

•	Recent results of inspection reports on the firm and EY’s Peer Review Report on the Firm’s System of Quality Control.

•	Known legal risks and any significant legal or regulatory proceedings.

•	Assessment of past performance of both the lead audit partner and the audit engagement team.

28	2020 Proxy Statement

PROPOSAL 2-RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

•	Tenure of the firm engaged, the benefits and drawbacks of longer tenure, the required rotation of the lead partner and engagement partner, and the impact of changing auditors.
Some of the strengths highlighted in the most recent evaluation include: (i) significant lead audit partner involvement; (ii) audit partners’ deep knowledge of Regions’ business processes, resulting in effective leverage of Regions’ control processes and documentation; and (iii) consistently bringing subject matter experts to bear, as necessary.
What services are provided by EY?

The Audit Committee is responsible for the appointment, compensation (including fee negotiations), and oversight of the independent auditor. The Audit Committee has engaged EY to provide audit, tax, and regulatory compliance advisory services. The Audit Committee carefully considered and determined that Regions’ engagement of EY for tax and regulatory compliance advisory services does not impair EY’s independence.
How much did EY bill Regions for 2019 and 2018?

The aggregate fees billed to Regions by EY for services provided in each of 2019 and 2018 are set forth in the following table:

	2019	2018
Audit Fees (1)	$7,907,534	$7,270,239
Audit-Related Fees (2)	471,812	428,049
Tax Fees (3)	257,507	255,019
All Other Fees (4)	1,188,024	453,884
Total Fees	$9,824,877	$8,407,191

(1)
“Audit fees” include fees associated with the annual audit of Regions’ consolidated financial statements included in the Annual Report on Form 10-K and internal control over financial reporting, review of Regions’ quarterly reports on Form 10-Q, SEC regulatory filings and other matters, statutory audits, and audits of subsidiaries. The year-over-year increase in audit fees is largely attributable to 2019 procedures performed related to new accounting standards and additional testing of applications.

(2)	“Audit-related fees” include fees associated with audits of employee benefit plans and certain non-registered funds, as well as service organization reports.

(3)	“Tax fees” include fees associated with tax compliance services, including the preparation, review and filing of tax returns, tax advice, and tax planning.

(4)
“All other fees” principally include fees associated with advisory services related to regulatory compliance reporting. Other fees in both 2019 and 2018 include work performed related to regulatory compliance engagements spanning multiple years. The majority of this work was performed in 2019 resulting in the higher year-over-year fees.

The Audit Committee is responsible for the audit fee negotiations associated with the Company’s retention of EY. In accordance with the Audit Committee Charter, the Audit Committee must pre-approve any engagement of EY for audit services or, subject to certain de minimis exceptions described in Section 10A(i)(1)(B) of the Exchange Act, for non-audit services on a case-by-case basis. The Audit Committee has delegated to its Chair the authority to pre-approve audit and permissible non-audit services. Any such pre-approval of audit or permissible non-audit services pursuant to this delegation of the full Audit Committee’s authority must be presented to the Audit Committee at its next regular meeting for ratification. In 2019, all audit and permissible non-audit services provided by EY were pre-approved or ratified by the Audit Committee.
Will a representative of EY be present at the annual meeting?

EY served as Regions’ independent auditor for the year ended December 31, 2019, and a representative of the firm will be present at the annual meeting to make a statement if he or she so desires and to respond to appropriate questions from shareholders.
How long has EY been Regions’ independent auditor?

EY (or its predecessors) has served as Regions’ independent auditor since 1971. Serving as Regions’ independent auditor for an extended period has allowed EY to obtain extensive institutional knowledge and understanding of the Company’s accounting policies and practices and internal control over financial reporting.
EY has advised the Audit Committee that it is an independent accounting firm with respect to the Company in accordance with the requirements of the SEC and the PCAOB.

2020 Proxy Statement	29

PROPOSAL 2-RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

How is Regions assured that EY remains independent?

The Audit Committee recognizes the importance of maintaining the independence of Regions’ external auditor, both in fact and in appearance. Consistent with SEC and PCAOB requirements regarding auditor independence, the Audit Committee has responsibility for appointing, setting the compensation for, and overseeing the work of EY.
Audit Committee Oversight. The Audit Committee’s oversight of the independent auditor includes regular meetings with EY, with and without management present, and review of management’s annual evaluation of EY to support reappointment. In addition, the Audit Committee and its Chair had direct involvement in a rigorous process to select a new lead audit partner in 2018.
Limits on Non-Audit Services. The Audit Committee must pre-approve all non-audit services. Permissible services are determined in accordance with SEC pre-approval and PCAOB rules.
EY’s Internal Independence Process. EY conducts periodic internal reviews of its audit and other work, assesses the adequacy of partners and other personnel working on the Company’s account, and rotates the lead assurance engagement partner at least every five years to provide a fresh perspective and to comply with regulatory requirements. The next lead audit partner rotation is scheduled for 2023. Additionally, a new information technology partner was designated in 2019.
Strong Regulatory Framework. EY, as an independent registered public accounting firm, is subject to PCAOB inspections and oversight, Peer Review Report on the Firm’s System of Quality Control, and SEC oversight.
Hiring Restrictions. To avoid potential conflicts of interest, the Audit Committee has adopted restrictions on our hiring of any EY employee or former employee of EY if such hiring would jeopardize EY’s independence.

30	2020 Proxy Statement

AUDIT COMMITTEE REPORT

Roles and Responsibilities. Regions, acting through its management and Board of Directors, has the primary responsibility for the financial statements and the reporting process, including the systems of internal accounting controls. Ernst & Young LLP, independent auditors engaged by Regions, are responsible for planning and conducting the annual audit, for expressing an opinion on the conformity of Regions’ audited financial statements with U.S. generally accepted accounting principles and for annually auditing the effectiveness of Regions’ internal controls over financial reporting.
The Audit Committee, comprised of independent directors, oversees Regions’ financial reporting process on behalf of the Board of Directors. More specifically, the Audit Committee is appointed by the Board to assist and advise the Board in monitoring:
(a) the integrity of the Company’s financial statements and the financial reporting process, including matters relating to internal accounting and financial controls,
(b) the independent auditor’s qualifications and independence,
(c) the performance of the Company’s internal audit function and independent auditor, and

(d)	the Company’s compliance with legal and regulatory requirements.
The Audit Committee itself does not prepare financial statements or perform audits. Additionally, the members of the Audit Committee are not the auditors or certifiers of Regions’ financial statements. The functions of the committee are described in greater detail in the Audit Committee Charter, adopted by the Board, which may be found on the Company's website at ir.regions.com/governance.
Oversight. In fulfilling its oversight responsibilities, the Audit Committee:

•
Reviewed and discussed with management and EY the Company’s earnings releases and Quarterly Reports on Form 10-Q and Annual Report on Form 10-K, including the audited financial statements, prior to filing with the SEC. Focus areas include; critical accounting policies and estimates; areas of audit emphasis; any changes to the initial audit plan; new accounting standards (e.g., the implementation and adoption of the current expected credit losses standard effective January 1, 2020); significant unusual transactions, and results of quarterly review procedures.

•	Reviewed with EY their judgments as to the quality, not just the acceptability, of Regions’ accounting principles and such other matters as are required to be discussed with the Audit Committee under auditing standards generally accepted in the United States, including the matters required to be discussed by the PCAOB and the SEC.

•	Reviewed and discussed with EY the new 2019 PCAOB requirement for the independent auditor’s report to include communication of Critical Accounting Matters (CAMs).

•
Discussed with EY the Company’s internal control assessment process, management’s assessment with respect thereto and the independent auditors’ evaluation of the Company’s system of internal control over financial reporting.

•
Received and reviewed the written disclosures and the letter from EY required by applicable requirements of the PCAOB regarding EY’s communications with the Audit Committee concerning independence, and has discussed with EY their independence in relation to Regions.

•	Reviewed the Company's analysis of significant risk exposures and the steps management has taken to monitor and control such exposures.

•	Received regular cybersecurity updates from senior management, including the CISO, as well as from cybersecurity experts in areas.

•
Discussed with Regions’ internal auditors and EY the overall scope and plans for their respective audits. The Audit Committee regularly meets with Regions’ internal auditors and EY, with and without management present, to discuss the results of their examinations, their evaluations of Regions’ internal accounting and financial reporting controls, and the overall quality of Regions’ financial reporting.

•	Received regular updates from management for significant Company initiatives.

•	Participated, with representatives of management and of the independent auditors, in educational sessions about topics requested by the Audit Committee.
Recommendation for Including the Financial Statements in the Annual Report. In reliance on the reviews and discussions referred to above, and subject to the limitations on the roles and responsibilities of the Audit Committee referred to above and in the Audit Committee Charter, the Audit Committee recommended that the Board approve including the audited financial statements in the Annual Report on Form 10-K for the year ended December 31, 2019, for filing with the SEC.
Submitted by the Audit Committee:

Carolyn H. Byrd, Chair	Samuel A. Di Piazza, Jr.	Eric C. Fast	José S. Suquet	Timothy Vines

2020 Proxy Statement	31

PROPOSAL 3 — ADVISORY VOTE ON EXECUTIVE COMPENSATION (“SAY-ON-PAY”)

What am I voting on?

The Board is providing shareholders with the opportunity at the 2020 Annual Meeting to cast an advisory vote on the Company’s executive compensation paid to NEOs described in the CD&A, the compensation tables, and related disclosures, as required by the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) and Section 14A of the Exchange Act. This type of proposal is known as a “Say-on-Pay” proposal.
The shareholders, at the Company’s 2018 Annual Meeting, overwhelmingly voted in favor of an annual advisory vote, and the Board affirmed the recommendation and has currently elected to hold Say-on-Pay advisory votes on an annual basis. SEC rules require us to hold a “frequency” vote at least once every six years, to allow our shareholders to decide how often they would like to be presented with the advisory vote; therefore, we anticipate the next Say-on-Pay “frequency” vote will occur at our 2024 Annual Meeting.
This Say-on-Pay proposal gives you, as a shareholder, the opportunity to vote “For” or “Against” the following resolution:
“RESOLVED, that the shareholders of Regions Financial Corporation (the ‘Company’) approve the compensation of the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables, and the narrative discussion described in the Company’s 2020 Proxy Statement.”
What does the Board recommend?

The Board unanimously recommends you cast an advisory vote “FOR” the compensation of the Company’s NEOs.
Why does the Board recommend a vote “FOR” this proposal?

Our overall executive compensation policies and procedures are described in the CD&A and the tabular disclosure regarding NEO compensation (together with the accompanying narrative disclosure). Our compensation policies and procedures are centered on a “pay-for-performance” culture. We emphasize compensation opportunities that reward results. Our stock ownership requirements and use of stock-based incentives foster the creation of long-term value. In doing so, our executive compensation program supports our strategic objectives and mission and is strongly aligned with the short- and long-term interests of our shareholders, as described in the CD&A.
The CHR Committee, which is comprised entirely of independent Directors, in consultation with Cook & Co., its independent compensation consultant, oversees the Company’s executive compensation program and continuously monitors the Company’s policies to ensure they emphasize programs that reward executives for results that are consistent with shareholder interests and with the safety and soundness of the Company.
The Board and the CHR Committee believe that Regions’ commitment to these reasonable and responsible compensation practices warrants a vote by shareholders “FOR” the resolution approving the compensation of our NEOs as disclosed in this 2020 Proxy Statement. Prior to submitting your vote, we encourage you to carefully review the CD&A and the Compensation of Executive Officers sections for a detailed discussion of the Company’s executive compensation program, including information about the 2019 compensation of our NEOs.
What vote is required to approve this proposal?

Approval of this proposal requires the affirmative “FOR” vote of a majority of the votes cast for or against the proposal. Abstentions and Broker non-votes have no effect on the vote results.
What is the effect of this proposal?

Because your vote is advisory, it will not be binding upon the Company, the CHR Committee, or the Board and may not be construed as overruling any decision by the Board or the CHR Committee. The Board and the CHR Committee, however, value our shareholders’ views on executive compensation matters and will take the outcome of the vote into account when considering future executive compensation arrangements for the NEOs.

32	2020 Proxy Statement

ENVIRONMENTAL AND SOCIAL PRACTICES

Overview

We provide detailed information about our ESG initiatives in our annual ESG reports, which are available at ir.regions.com/governance.
Regions is committed to our mission to make life better and create shared value. More than ever, we believe that we must consider how ESG matters affect our Company and be transparent about our ESG practices and performance. In our proxy statement, as well as our separate ESG reports, we illustrate how Regions is working to advance our ESG efforts to make life better for our customers, associates, and communities, while creating long-term value for our shareholders.

“We want to continue to create a culture where we get better at what we do every day. Our continuous improvement journey is one of the main reasons I am optimistic about our future.”
— John M. Turner, Jr., President and CEO
For more detailed information on our governance practices, see the immediately following section, Corporate Governance.
As previously discussed in the Proxy Summary, Regions’ strategy is built on our vision to be the premier regional financial institution in America; our enduring mission to Make Life Better; and our five core values. Shared value is at the heart of our mission and strategy.

Regions recognizes that the long-term financial performance of our Company and our ability to deliver shareholder value are directly tied to the success of our associates, customers, and the communities we serve. We believe that this success stems, in large part, from our continuous improvement efforts related to ESG.
Our ESG initiatives are based on the issues that have been identified as priorities by management and associates as well as institutional shareholders and external advisors. We also review frameworks that have been published by standards-setting organizations, such as SASB, that may guide our disclosures. This year, Regions is among the first U.S. regional banks to release a disclosure using the SASB standards, which are intended to provide transparent, useful, and relevant ESG data to investors. This is part of a broader effort to provide data to our shareholders which allows more direct comparison against others in our industry.
The goals discussed in our annual ESG reports and in related disclosures in this proxy statement are aspirational, and no guarantees or promises are made that all goals will be met. Statistics and metrics included in these disclosures are estimates and may be based on assumptions. Neither our ESG reports nor this section of the proxy statement is comprehensive. As such, they should be read in conjunction with the reports that Regions has filed pursuant to the Exchange Act, as amended, including the “Forward-Looking Statements” and “Risk Factors” sections of Regions’ Annual Report on Form 10-K for the period ended December 31, 2019. This and other SEC filings are available through our website at ir.regions.com and on the SEC’s website at sec.gov.

ESG Memberships and Affiliations

To ensure we are keeping pace with the constant developments in the field of ESG, Regions participates in many different organizations that are focused on promoting environmental, social, and/or corporate governance best practices.

These are just some of those organizations and affiliations:

Environmental	2021 World Games Sustainability Committee • American Bankers Association ESG Working Group • Ceres Company Network • SASB Standards Advisory Group
Social
Association of Corporate Citizenship Professionals • CEO Action for Diversity & Inclusion™ • Congressional Black Caucus - Historically Black Colleges and Universities (“HBCU”) Partnership Challenge • Council on Foundations • Hiring Our Heroes • Initiative for a Competitive Inner City • Junior Achievement • MBA Vets • Men with Momentum • National Association of Minority Mortgage Bankers of America • National Black MBA Association • National Community Reinvestment Coalition • National LGBT Chamber of Commerce • National Urban League • Operation Hope • Opportunity Finance Network • United Way

Governance
Broadridge Independent Steering Committee • Commonsense Principles 2.0 (signatory) • CII • Society for Corporate Governance • Harvard Law School Corporate Governance Roundtable • ICGN • ISG (Corporate Governance Principles-compliant) • Stanford Law School Institutional Investors’ Forum

2020 Proxy Statement	33

ENVIRONMENTAL AND SOCIAL PRACTICES

2019-2020 ESG Timeline

First Quarter 2020 è	• Joined ICGN as a Company member
Fourth Quarter 2019 è
•    Further incorporated ESG into strategic planning process
•    Achieved 28% reduction in GHG emissions and 19% reduction in energy usage since 2015
•    Incorporated Human Rights Statement and Vendor Code of Conduct into the 2020 Code of Conduct
•    Initial SASB disclosure released
•    Further enhanced the Board, committee, and individual Director self-evaluation process

Third Quarter 2019 è
•    Submitted annual CDP Climate Change disclosure
•    Environmental & Social Risk Management Working Group formed to collaborate with Ceres on performing an independent, enterprise-wide assessment of our current environmental and social lending risk practices

Second Quarter 2019 è
•    2018 ESG Report published
•    Achieved 20% reduction in GHG emissions and 12% reduction in energy usage using a 2015 baseline
•    Developed and produced the HCM Dashboard that is reviewed periodically by the CHR Committee. The dashboard includes a mixture of trending and point-in-time metrics designed to provide insight into human capital alignment with our corporate culture and long-term strategic priorities
•    Board Executive Committee established to handle issues arising between Board meetings and engage with investors

First Quarter 2019 è
•    Became a Ceres Company Network member
•    Adopted a version of the Rooney Rule for Director searches as set forth in Regions’ Corporate Governance Principles
•    CHR Committee’s Charter revised to further expand oversight of HCM policies and practices
•    Human Rights Statement and Vendor Code of Conduct adopted and disclosed
•    2019 Proxy Statement included Board Skills and Composition Matrix and revamped Corporate Purpose, Culture, and ESG section

ESG Recognitions and Rankings

Thanks to our talented and dedicated team, Regions received industry recognition throughout 2019 and into 2020, including:

Named in Barron’s 2019 and 2020 ranking of the 100 Most Sustainable Companies list

Named 2019 Great Place to Work-Certified™ Company (5th consecutive year)

Recognized by 2020 Women on Boards for having 20 percent or more gender diversity on our Board (4th consecutive year)

Distinguished as a Best Place to Work for LGBTQ Equality by earning 100 on the Human Rights Campaign Foundation’s 2020 Corporate Equality Index

Earned 10 Greenwich Excellence Awards and 3 Greenwich Best Brand Awards

Recognized with Javelin Leader Awards in Online Banking and Mobile Banking for 2019

Placed 7th out of 47 banks on 3BL’s Best Corporate Citizens listing

State Street Global Advisors’ 2018-2019 Stewardship Report for adopting ISG Principles

Recognized in CII’s “Disclosure of Board Evaluations Processes” whitepaper

Regions’ ESG practices are ranked by ESG data providers as follows:

A	MSCI ESG Rating	Sustainalytics Low-Risk ESG Risk Rating and Score	ISS E&S QualityScore 2: Environment 2: Social

JUST Capital Index and ETF Inclusion		State Street Global Advisors Outperformer R-Factor Rating	FTSE4Good Index Inclusion

The above rankings are as of December 31, 2019, except for the ISS E&S QualityScore, which is as of March 1, 2020.

34	2020 Proxy Statement

ENVIRONMENTAL AND SOCIAL PRACTICES

Board Oversight of Environmental and Social Practices

Regions’ Board and each of its committees oversee matters related to Regions' ESG practices, performance, and disclosures. The Board, through its standing committees, receives regular updates on ESG progress including shareholder feedback, programmatic updates, and ratings from various ESG data providers. The Board, as overseers of risk and stewards of long-term enterprise value, plays an important oversight role in assessing our environmental and social practices and understanding the potential impact of ESG issues on the Company’s operations and business.

NCG Committee
The NCG Committee is responsible for overseeing the Company’s practices and reporting with respect to environmental topics, such as climate change, and corporate social responsibilities that are of significance to the Company and its stakeholders - our customers, shareholders, associates, and communities. The NCG Committee also assists the Board in establishing and maintaining effective corporate governance policies and practices.

CHR Committee
The CHR Committee oversees Regions’ strategies and policies regarding corporate culture and other HCM functions, including: (i) associate conduct, engagement, and career progression; (ii) diversity and inclusion initiatives and results; (iii) talent acquisition, development, and retention; (iv) performance management; and (v) employment practices.

Risk Committee
The Risk Committee is responsible for the oversight of the Company’s risk management practices, including the review and approval of the Risk Management Framework, the Enterprise Risk Appetite Statement, and significant risk management policies and limits that guide the prudent pursuit of risk and reward across the Company. This includes environmental and social risk management topics, such as climate change.

Audit Committee
The Audit Committee is responsible for ensuring that the Company’s policies, procedures, and controls that protect our customers and associates are functioning at an optimal level. The Audit Committee also oversees the disclosures of matters significant to our Company, including ESG-related matters, through our financial statements and reports.

Stakeholder Engagement. We believe that engagement is best achieved through long-term, ongoing, two-way communication, and we proactively seek opportunities to share information about our viewpoints, strategies, and practices while simultaneously learning from our stakeholders. Regions regularly engages with customers, associates, shareholders, regulators and policymakers, as well as communities and nonprofit organizations. Throughout the year, Regions also engages with third-party ESG rating organizations; standards-setting organizations, such as SASB; and proxy advisory firms. See the Corporate Governance Shareholder Engagement subsection under Corporate Governance to read more about our year-round engagement.

Shareholders	Customers	Associates	Regulators and Policymakers	Communities and Nonprofit Organizations

Regions uses the SASB Materiality Map® for Commercial Banks, Consumer Finance, and Mortgage Finance, as well as topics discussed during engagement, to identify the ESG topics that are most relevant to our operations and business. We evaluate risks and opportunities related to those identified ESG topics and seek input, as applicable, from our external advisors.

ESG-specific disclosures can be found at ir.regions.com/governance and include:

❖ ESG Report
❖ GRI Content Index
❖ SASB Disclosure
❖ CDP Climate Change Disclosure

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Environmental Sustainability

We recognize the environmental challenges that face our planet and are committed to reducing our environmental footprint and reporting on our progress. To support this commitment, in 2018, we adopted an Environmental Sustainability Policy Statement and accompanying environmental goals, which can be viewed on ir.regions.com/governance.
2023 Environmental Goals(1)

30%	30%
reduction in greenhouse gas emissions (scope 1 and 2)	reduction in energy use(2)

PROGRESS(3)	PROGRESS(3)
28%	19%
(1) Compared against a 2015 baseline. These targets cover properties for which Regions is responsible for direct payment of utilities.
(2) Energy use goal applies to electricity and natural gas.
(3) Progress as of December 31, 2019.

We plan to meet these goals through:

Energy efficient lighting and automatic controls
HVAC and mechanical efficiency upgrades and improvements
Building intelligence and remote controls
High-performance building upgrades
Education and awareness for continuous improvement of control processes
Real estate portfolio optimization
Renewable energy
To achieve these goals and to further reduce our environmental impact, we set out the following commitments in our Environmental Sustainability Policy Statement:
✓ Reducing GHG emissions and energy use
✓ Assisting in the transition to a low-carbon economy
✓ Conserving resources and reducing waste

✓ Promoting awareness and engagement
✓ Reporting and transparency
To help us implement the Policy Statement and meet our goals, we assembled a cross-departmental Environmental Working Group, whose objectives are to: (1) identify and develop priorities for the Company's environmental initiatives; (2) promote awareness and engage with associates on sustainability, resource conservation, and recycling; and (3) identify internal and external partnerships and collaborations to help advance our environmental efforts.
In addition to reducing our carbon footprint, we are taking meaningful steps to reduce our paper use, focusing on reducing associate printing and encouraging customers to transition to online banking and the digital delivery of documents and statements. Thanks in part to our customers, our efforts have resulted in:
❖    46% reduction in internal copy paper use over the past 5 years
❖    92 million sheets of paper saved in 2019 as a result of customer accounts moving to electronic statements
❖    1.18 million transactions completed using eSignature in 2019

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Environmental and Social Practices in Financial Services

Environmental and Social Risk Management. Regions provides financial products and services to companies in diverse industries, including energy and natural resources. As a lender, we acknowledge the unique risks and concerns surrounding the environmental and social impact of our lending practices. Our Risk Management Framework is designed to promote environmentally sustainable and socially responsible business practices with our customers, communities, and other stakeholders. Furthermore, we are committed to appropriately managing the potential risks we encounter to most effectively serve our customers. As environmental and social risks continue to evolve, we will work to ensure that our Risk Management Framework properly captures and addresses these risks in line with our broader strategic goals.
Our Risk Management Framework outlines our approach for managing environmental and social risk in our lending practices, which includes the following four components:
Collaborative Risk Culture. A strong, collaborative risk culture provides a focus on risks, including environmental and social risks, in all activities and encourages a mindset and behaviors to enable effective risk management and promote sound risk-taking within the bounds of our risk appetite. Our risk culture dictates that risks be promptly identified, escalated, and challenged, thereby benefiting our overall performance. This culture is demonstrated by our concept of Risk Ownership and Awareness, which emphasizes that every Regions associate is responsible for prudently managing our Company’s risk.
Sound Risk Appetite. Our Enterprise Risk Appetite Statement, which incorporates environmental and social risks, defines the types and levels of risk we are willing to take to achieve our strategic objectives and business plans. The risk appetite must also be consistent with Regions’ mission and values.
Sustainable Risk Processes. Effective risk management requires consistent processes and tools to effectively identify, measure, mitigate, monitor, and report environmental and social risks. Associates leverage this cycle to manage risk and thereby help protect the interests of our shareholders.
Responsible Risk Governance. Governance serves as the foundation for comprehensive management of the risks that we face. It outlines clear responsibility and accountability for managing, monitoring, escalating, and reporting both existing and emerging risks. It also provides a robust challenge process which better allows us to reach our full potential as risk managers.
Environmental and social risks are embedded throughout our Risk Inventory and are managed in accordance with our existing enterprise-wide framework of risk management tools and programs. The identification of existing and emerging environmental and social risks is ongoing and will continue to shape our Risk Inventory and Risk Management Framework.
A few examples of our commitment to effective management of environmental and social risks in our lending practices include:

•	A dedicated risk industry team, the Energy and Natural Resources Group (“ENRG”), that underwrites exposure to energy and natural resources clients. This enhanced effort includes expanded underwriting and servicing requirements and elevated approvals from senior credit executives.

•
A dedicated industry team, the Natural Resource and Real Estate Group (“NRRE”), responsible for the prudent and sustainable management of natural resources assets held in a fiduciary capacity and/or owned by our banking clients.

•	Enhanced due diligence on energy sector loans for which real estate serves as collateral, including those clients with an indirect link to the energy sector (e.g., oil pipeline manufacturers).

•
Our Credit Moratoriums policy identifies industries, products and transaction types that present increased risk, including consideration of environmental and social risks, which we address by instituting a limited credit appetite and elevated approval and exception tracking requirements. The policy is reviewed, updated and approved at least biennially by the Credit Risk Committee.

•	Current lending moratorium for coal mining and coal-related activities and enhanced due diligence on high-risk loans.

•
A specialized Credit Portfolio Management team that serves as a second-line-of-defense function in Risk Management and assesses macroeconomic factors and other early warning indicators to establish a methodical approach to risk including limits, procedures, and scheduled reviews.

•
Designated resources to begin building out a dynamic scenario analysis related to environmental risks, including climate change, as relevant. By using a combination of technology and in-house associate talent, Regions can begin to better understand exposure to potential acute and chronic physical risks of climate change.

•	A cross-functional working group that is performing an enterprise-wide assessment of our environmental and social risk in lending practices.

Social Risk Management
Regions manages social risk as part of the Reputational Risk component of Regions’ overall Risk Management Framework approved each year by the Board’s Risk Committee. Regions’ definition of reputational risk emphasizes that reputational risk management is the responsibility of all associates, who are expected to conduct themselves in a manner that reflects positively on Regions. Associates identify social and reputational risks and refer issues to our Reputational Risk Management (“RRM”) team.

We take a deliberate, prescriptive approach to building long-lasting customer relationships. RRM has primary responsibility for assessing and escalating matters as needed and providing effective challenge to the first-line units’ assessment of reputational risk. RRM collaborates with enterprise partners to identify enterprise and industry trends and to respond to reputational risk events and issues. Depending on the issue, RRM will participate in customer site visits and other due diligence to develop an understanding of each identified problem. Quarterly, RRM reports significant issues, events, and trends to the Risk Committee.

Additionally, the Regions Human Rights Statement helps provide direction for managing social risk and reiterates our mission and values, which are the foundation of our conceptualization of Reputational Risk. It also states that we expect the entities with which we do business to respect individual human rights and conduct business free from human rights abuses.

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Sustainable Finance. Regions understands the role financial institutions play in the transition to a lower-carbon, sustainable economy. Our customers depend on us to provide opportunities they are interested in pursuing related to this transition. We have seen growth in our sustainable lending and asset management areas in the past few years, and we expect continued growth.
❖    $280 million in renewable energy lending in 2019
❖    437% year-over-year asset growth in 4 ESG-focused investment products
❖    Electric Vehicle loan product introduced in 2019
❖    1 million acres of sustainable forestry under management

Renewable Energy Lending. Regions supports the development and implementation of clean energy solutions through our Solar Power Finance Team and ENRG.
The Regions Solar Power Finance Team provides lease financing for utility scale and commercial photovoltaic (“PV”) solar projects across the U.S. In 2019, the Solar Power Finance Team provided $200 million in funding for PV solar projects located throughout the U.S. with overall generating capacity exceeding 110 megawatts.
ENRG specializes in tailored financing products and services for renewable energy projects. Offerings include advisory and financing services to energy companies in conjunction with mergers and acquisitions, as well as issuances of bonds. In 2019, ENRG committed or closed over $80 million in construction or revolving financing for solar PV projects or solar-based independent power producers. Additionally, Regions participated in raising $600 million in a green bond issuance for a leading utility company. In 2019, Regions’ Consumer Banking group introduced a new electric vehicle loan product, which offers a discounted rate for loans used to purchase all-electric and plug-in hybrid electric vehicles.
Asset Management. Regions’ Asset Management business group provides individuals and institutions with products and services to help them manage and grow their assets. Synergies in how Asset Management and their internal partners are leveraging technology and working to meet growing investor demands for ESG investing are helping Regions expand the solutions we can offer to grow relationships and meet client needs. To that end, Asset Management expanded its lineup of recommended offerings for clients in 2018 to include four ESG-focused products: two equity and two fixed income products.

In 2019, Regions experienced a 437 percent year-over-year growth in client assets allocated to these four ESG-focused products. While this high growth rate may be due to the newness of the products, this growth also highlights that our customers are interested in the ESG-related, socially responsible, and impact-focused investment opportunities we provide. Education of investors will continue to be a focus area to ensure potential and current investors are fully aware of details that may impact return and results, such as the methodology used to construct funding indexes.
Sustainable Forestry. The NRRE within Wealth Management manages natural resources properties held in trusts, estates, and agency accounts. Regions is responsible for the sustainable management of approximately one million acres of timberland across 15 states, as well as oversight and management of over 200,000 acres of farmland. As one of only a few banks that directly manages land and timber for clients, Regions demonstrates a commitment to sustainability and forestry best practices. Some examples of this commitment include:

•	Regions adheres to all applicable state Best Management Practices for Forestry that contribute to water quality, carbon sequestration, and wildlife habitat protection.

•
A portion of the timberland acres managed by Regions' foresters is certified under the 2015-2019 Sustainable Forestry Initiative Standard or the 2015-2020 American Tree Farm Certification Standard. Both third-party certification systems promote sustainable forestry practices aimed at protecting water quality, biodiversity, wildlife habitat, species at risk, and forests with exceptional conservation value.

•
A majority of Regions’ farm tenants utilize advanced technologies and equipment in their farming practices known as “precision agriculture,” which maximizes crop yields while minimizing the use of pesticides, fertilizers, and water.

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Ethical Business Conduct

Great reputations are built on relationships that inspire trust. At Regions, we have relationships with customers, associates, vendors, and the communities where we work and live. In every one of these relationships, we strive to demonstrate Regions’ commitment to trustworthiness and fairness. By having a strong Code of Conduct, we demonstrate that “doing what is right” is not just a slogan—it is the way we do business.
While the Code of Conduct does not address every potential issue or situation that may arise, it offers associates general guidance on appropriate behavior. The Code of Conduct is designed to provide guidance and resources to help ensure, among other things, that:

•	Regions and its associates remain in compliance with all applicable laws and regulations;

•	Regions is a safe and nondiscriminatory place to work and do business;

•	Confidential and proprietary information is protected;

•	Inappropriate gifts or favors are not accepted or given; and

•	Conflicts of interest are avoided.
Highlighting the connection between ethical business conduct and our corporate culture, the Code of Conduct is explicitly tied to our culture, as well as to the Regions Human Rights Statement and Vendor Code of Conduct. It emphasizes Regions’ belief that diversity in our workforce is critical to our success; confirms our commitment to a work environment free from harassment and discrimination; and explains that our “zero tolerance for violence” mandate seeks to prevent all forms of violence, including verbal assault and harassment.
The CHR Committee is responsible for the Code of Conduct. An annual review of the Code of Conduct is managed by the Regions Ethics Program Manager, and substantive revisions are approved by the Chief Human Resources Officer. Regions also implements annual mandatory training for all associates, “Business Conduct and Ethics,” which includes a learning segment on human rights and the Regions Human Rights Statement.
The Office of Associate Conduct (“OAC”) serves as the daily oversight function of all matters involving associate misconduct. The OAC provides balanced consultation and effective solutions on associate conduct matters. Investigations protect confidentiality to the extent possible, and remedial action is taken when appropriate.
The Code of Conduct also contains several provisions that serve to regulate certain transactions and other business activities by our associates and Directors and to guide them in avoiding situations that could create actual or perceived conflicts of interest. For example, the Code of Conduct prohibits activities that could be construed as self-dealing.
A material departure from a provision of the Code of Conduct by an executive officer, a Director, or a Senior Financial Officer (as defined in the Codes of Ethics subsection of Corporate Governance) may be waived only by the Board, and any such waiver will be promptly disclosed as required by any applicable law, rule, or regulation.

Raising Issues and Reporting Violations
Regions encourages and expects all associates to raise ethical concerns about matters such as accounting, internal controls, auditing, discrimination, and harassment, as well as report violations or suspected violations of laws or regulations, the Code of Conduct, or other Regions policies or procedures. Regions offers several channels through which associates and others may raise ethical concerns and report associate misconduct: via online portal, telephone, or email; to our OAC; or anonymously by calling the Report It! Hotline or submitting a Report It! complaint online.

The Report It! Hotline is a toll-free number that is available 24 hours a day, seven days a week, 365 days a year. The Report It! Hotline is highlighted in multiple annual training courses required to be taken by Regions’ associates. Regions uses an outside third party to receive and catalog Report It! complaints.

Regions does not permit retaliation of any kind for good-faith reports of ethical violations or misconduct of others.
Regions recognizes the importance our customers can play in ensuring we are meeting the obligations of our Code of Conduct. The Regions Centralized Customer Complaint Program is used to identify opportunities to enhance our products, services, and the customer experience. This enterprise-wide program helps us ensure that each individual customer complaint is addressed, and it also allows us to identify complaint trends and areas for improvement.

We want associates to understand the purpose of the Code of Conduct and how to report possible violations or potentially suspicious behavior by customers, other associates, or vendors, both of which topics are included in the annual “Business Conduct and Ethics” training.
In addition, we maintain an Ethics Council that is responsible for enforcing our standards of conduct and considering all potential violations of the Code of Conduct that could have an effect on Regions, including matters involving executive-level associates. The Council meets quarterly, or more frequently if needed, and provides a quarterly report to the CHR Committee on all matters presented to the Council, as well as an annual report on the overall status of Regions’ ethics objectives.
Vendor Code of Conduct. We expect our vendors to maintain our same high standards of integrity, operate responsibly, and support our mission of creating shared value.
The Regions Vendor Code of Conduct reiterates the expectation that vendors adhere to all applicable provisions of the Code of Conduct. The Vendor Code of Conduct also sets forth expectations for working conditions, human rights, ethical business practices, and environmental conservation. At a minimum, Regions requires its vendors and their subcontractors to fully comply with all laws and regulatory requirements applicable to their business activities. However, we seek to do business with vendors that go beyond legal compliance and help us achieve our commitments to environmental and social objectives.

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Safety and Respect in the Workplace

Regions is committed to providing a safe and secure work environment in accordance with applicable labor, safety, health, anti-discrimination, and other workplace laws. Established workplace safety and security procedures and protocols, including but not limited to worksite opening and closing procedures, restricted access, weather monitoring, comprehensive security monitoring and engagement of third parties for property management help to provide a governance framework for associate and customer safety.
Regions has policies set forth on the following workplace safety topics:

•	Workplace abusive conduct

•	Threatening conduct, workplace violence, and prohibition of weapons

•	Tobacco- and vapor-free workplace

•	No-retaliation

•	No-harassment

•	Inclement weather and disasters

•	Drug-free workplace
In 2020, Regions released new required training for all associates that focuses on best practices in active aggressor situations. The training takes associates through real-world scenarios to advise them on how to react to an active aggressor based on their circumstances.
Regions also holds annual natural disaster resiliency scenario planning sessions. These sessions bring together associates from different areas to consider potential disasters and discuss best reactions to them. This process also includes discussion on actions that could mitigate impact of future disasters.

Regions does not require associates to sign mandatory arbitration agreements as a condition of employment or continued employment and does not require associates to arbitrate claims of discrimination or harassment.

No-Harassment Policy and Personal Relationship Policy. We are confident that we have a strong, positive culture of respect at Regions that is the product of sound policies and practices; however, we recognize we cannot be complacent. Continuing to maintain a culture of respect will require us to remain focused.
We believe our culture is the result of years of a strong “tone at the top” and efforts to create and maintain a robust, effective risk framework that reflects our values, especially the values “Put People First” and “Do What is Right.” Our Code of Conduct and written policies form the foundation of this framework.
Our No-Harassment Policy applicable to associates, customers, and vendors alike prohibits any form of harassment based on race, sex, national origin, age, disability, religion, sexual orientation, gender identity, pregnancy, protected veteran status, genetic information, or any other characteristic that is protected by applicable law. It defines “sexual harassment” and what conduct is prohibited. It states Regions’ commitment to providing a work environment that is free from harassment and that fosters our associates’ ability to devote their full attention and best efforts to their jobs. We encourage associates to report harassment of any kind, and we strive to create a culture that empowers associates to come forward when they feel that one of the safeguards we have sought to establish has been breached.
To address the risks presented by a consensual relationship between associates, including the risk of sexual harassment, we also have a Personal Relationships Policy that requires associates to report these relationships and provides that an associate may not occupy a position in the same department as, work directly for, or supervise another associate with whom they are personally involved.
We want our associates to understand what our policies prohibit and to feel comfortable reporting violations. Our policies provide multiple examples of what is prohibited at Regions and give associates different avenues to make a report, including an anonymous option. Associates are annually assigned “Respect in the Workplace” training as a supplement to our annual “Business Conduct and Ethics” training to ensure associates understand our policies, even as they evolve.

Continuous Improvement
•	Our Board has set the “tone at the top” that we maintain a workplace culture where all associates are treated with dignity and respect.
•	Our Board expanded the purpose of the CHR Committee to include oversight of human capital management.
•
Our CEO communicates to all associates reinforcing the expectation of a strong, ethical culture and “doing the right thing.” This message is also reinforced during monthly Company-wide Officers’ Meetings.

•	Our Board has reviewed each aspect of our successful anti-harassment program, which includes policies, training, and practices.
•	The OAC oversees the handling, investigation, and resolution of associate complaints, and these findings are reported to the Board and its committees regularly.
•
Management reviews our baseline of sound policies, including the No-Harassment Policy, No-Retaliation Policy, and Personal Relationships Policy, as well as our procedures and channels for raising complaints, to make certain they continue to be effective and clear.

•	Management, including business and support units, regularly reviews our “Respect in the Workplace” training for enhancements to meet and exceed best practices.
No-Retaliation Policy. This policy complements the No-Harassment Policy by strictly prohibiting retaliation against associates who make good-faith reports of potentially unethical, unlawful, or illegal conduct.
We want associates to be comfortable reporting potential policy violations, and we protect the confidentiality of complaints we receive to the extent possible. Regardless of the method used to report a complaint, the OAC is notified to ensure that harassment and misconduct complaints are investigated promptly and fairly. This oversight by the OAC helps ensure that our preventative measures, complaint handling and resolution efforts are effective.
At Regions, doing the right thing is not just a platitude; our management believes it is at the heart of all we do. We believe that our actions have yielded positive results in the form of a culture that reflects our values, and we will continue to review our processes and policies to ensure their effectiveness in reinforcing that culture.

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Human Capital Management

In order to build the best team, it is necessary for us to identify talent during our recruitment processes and subsequently invest in our associates’ professional development once they join Regions. Throughout an associate’s career we emphasize professional development through opportunities such as technical, skills-based, management, and leadership training programs; formal talent and performance management processes; and sustainable career paths. Regions does not want to simply provide jobs. We emphasize that we are one team, focused on investing in the careers, lives, and well-being of our teammates.
Upskilling and Reskilling. Recognizing the need to skill and reskill our workforce, Regions has established a new learning ecosystem called Regions Edge. Regions Edge is a customized learning experience platform that provides the tools to measure, build, and communicate skills inside the organization. This tool is designed to empower our associates to drive their own careers by personalizing learning recommendations based on their roles and interests and provides a wide variety of learning experiences including articles, podcasts, online training, and peer-to-peer learning.
Organizationally, this tool provides the ability to inventory the skills our associates have, allowing us to target our development efforts on specific areas where elevated skills are needed. A combination of internally developed learning assets, strategic partnerships with training vendors such as LinkedIn Learning, Pluralsight, and Harvard ManageMentor, and subject matter experts inside the organization provide opportunities for associates to upskill and reskill to meet the needs of the modern workforce. We are creating learning pathways to help associates better perform the jobs they have and prepare for the jobs they want next.
During 2019 we fully implemented a progression curriculum in our branch network. This progression curriculum aligns learning with career paths and advancement through five levels of a single-job family. The learning experience is provided through traditional means (online and in-person) and is made more relevant by manager reinforcement and practice in experiential opportunities that assess progress in skills development.

Preparing for a Changing Work Environment. Automation, cognitive technologies, and the open talent economy are reshaping the future of work, and Regions is committed to preparing our workforce for a rapidly changing environment.
Technology associates at Regions have access to over 5,000 courses on-demand that offer intensive learning in application development, information technology operations, security, and technology architecture. This learning solution also offers professional development for the data and business professional. In addition, almost all associates may access a full suite of courses regardless of whether the application is needed in their current role.
In addition to helping our associates become future work-ready, Regions believes that associates benefit from being “change-ready” and has developed a series of courses that address change readiness and barriers to willingness to change. The series also guides associates through problem-solving and provides a roadmap and tools for moving through change.
Strengths-based, Engagement-focused, and Performance-oriented Leader and Manager Development. “Leading the Regions Way” is a new leader and manager development program created to help people managers understand how to evaluate performance by leveraging the power of a strengths-based and engagement-focused workforce and culture. Foundational to “Leading the Regions Way” are two courses: High Performance Teams and Building a Bank for All. By the end of 2019, every manager participated in High Performance Teams. This in-person course defines behaviors of great managers and teaches the essentials of effective coaching conversations through a clear coaching framework. Over 2,700 managers participated across 66 job families. Building a Bank for All focuses on creating respectful, inclusive teams and work units. Both courses are now required of all people managers at Regions.
The “Leading the Regions Way” curriculum includes a variety of instructor-led and online trainings, podcasts, learning pathways, and toolkits, all reinforcing Regions’ Leadership Model. The curriculum encourages a balance of the three roles of leadership: a Leader, who is engagement-focused, collaborative and inclusive; a Manager, who is results-driven and performance-oriented; and a Coach, who is strengths-based and development-minded. We begin the new decade with a fresh outlook and renewed emphasis on developing the skills and abilities of leaders who have been identified to fill critical succession roles in the future.
Flexible Work Arrangements. Regions offers a range of work schedules and remote working situations dependent on position, eligibility, and suitability. Alternatives include flexible work schedules, compressed work weeks, alternative daily work schedules and telecommuting.
Our corporate workplace model has changed to suit our associates’ needs and preferences. Our new workspaces include assigned desks, unassigned desks for those associates with flexible work arrangements, standing desks, social centers, and more small conference rooms. This new work environment offers associates the opportunity to choose the environment they can be most productive in given their work. These opportunities for associates create multiple benefits for Regions as well, including operational efficiencies and savings, more options for hiring new talent and retaining existing talent, and a more productive, devoted workforce.
Associate Well-Being. Regions provides a comprehensive and competitive benefits program for all associates. Benefits include significant Company contributions to health, disability, and life insurance, as well as a robust retirement program, which we enhanced in early 2019 by increasing our 401(k) Plan matching contribution from four to five percent. This is in addition to the annual two percent contribution that Regions makes for all eligible associates who are not in the Retirement Plan (a defined benefit plan closed to new participants), regardless of whether or not they contribute to the 401(k) Plan. To encourage associates to save for retirement, associates are automatically enrolled in the 401(k) Plan. Currently, more than 90 percent of Regions’ associates participate in the 401(k) Plan.

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We also expanded our paid parental leave policy to further reflect our commitment to families and the importance of work-life balance. Birth mothers now receive 12 weeks of leave with full pay, and birth parents, including domestic partners and adoptive parents, receive six weeks of leave with full pay. Associates are not required to use their paid sick time as part of their paid parental leave.

We continue to invest in our associates’ well-being and financial wellness:

•	2% 401(k) Plan company contribution for all eligible associates
•	5% 401(k) Plan matching company contribution for all associates
•	12 weeks of fully paid leave for birth mothers
•	6 weeks of fully paid leave for all birth and adoptive parents
•	$15/hour entry-level wages
•	Free associate assistance program
•	Free health and wellness programs
•	Financial planning tools for financial goals and retirement
On-site childcare. Regions offers on-site and highly subsidized child care at two of our largest office locations in the Birmingham area. The Regions TodayCare program is offered to support working parents by providing  high-quality, accessible childcare options for full-time, summer, or backup purposes. The program accepts children from six weeks old through pre-K age year-round and school-age children during the summer and on many school holidays.
TodayCare has an open-door policy for parents, welcoming them to visit at any time to spend one-on-one time with their child(ren). They offer dedicated, private space for new moms to nurse their babies and use eco-healthy practices such as washing fruits and vegetables before consumption; purchasing non-toxic toys and art supplies; monitoring daily outdoor air quality; and using less toxic, fragrance-free cleaning products when possible. TodayCare also includes Earth Day in their curriculum and discuss eco-healthy practices with children when the opportunity arises.

Board Oversight of HCM. Beginning in 2018, the Board expanded the scope of our CHR Committee beyond its traditional role to include oversight of all HCM efforts within the Company. Since its charter’s expansion, the CHR Committee has strategically conducted reviews of talent management, succession planning, associate conduct, associate learning and development, diversity and inclusion, and associate retention. Notably, in 2019, the CHR Committee further strengthened its oversight of these areas through the implementation of the HCM Dashboard that it reviews periodically throughout the year.

The HCM Dashboard includes a mixture of trending and point-in-time metrics designed to provide information and analysis including, but not limited to, the following:

•	Workforce composition (diversity and inclusion, etc.)

•	Workforce stability (retention, turnover, etc.)

•	Associate engagement

•	Learning and development

•	Compensation

•	Benefit and wellness program utilization
Through monitoring, subject matter reviews, and discussions with management, the CHR Committee ensures that the effectiveness and continuous improvement of our HCM strategies and policies align with our corporate culture and long-term strategic priorities.
Diversity and Inclusion

Diversity and inclusion are fundamental to our corporate strategy, and Regions values and benefits from the diversity of our associates, our customers, and the communities we serve. Our commitment to diversity and inclusion starts at the top of our organization, with oversight of our initiatives provided by the CHR Committee. This commitment is implemented and supported throughout our outstanding team of management and associates.
One of the primary ways we describe our Build the Best Team strategic initiative is for associates to aim to “leverage a diverse workforce to create a full range of thoughts, backgrounds and perspectives.” As we strive to enhance our foundational diversity and inclusion culture, we have asked associates to focus on their individual impact on such culture. In 2019, Regions’ President and CEO John M. Turner, Jr. joined the CEO Action for Diversity

& Inclusion™, the largest CEO-driven coalition to advance diversity and inclusion within the workplace. Through this commitment, Mr. Turner has pledged to continue to cultivate a workplace that supports open dialogue on diversity and inclusion, implement and expand unconscious bias educational trainings, and share best practices and lessons learned with the collective business community.

“Putting people first is one of our core values, and we’re proud that our efforts to be inclusive of all communities have resulted in earning a 100% in the Corporate Equality Index.”
— Dave Keenan, Chief Human Resources Officer

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Workforce Diversity Metrics
Gender	Race/Ethnicity
Total Workforce
Officials and Managers(2)

Total Workforce(1)

Officials and Managers(2)

All data as of December 31, 2019.
(1) The Non-Minority percentage includes 2% “unknown” responses.
(2) “Officials and Managers” includes data gathered for the “Executive/Senior Level Officials and Managers” and “First/Mid Level Officials and Managers” job classifications as defined by the U.S. Equal Employment Opportunity Commission.

Disability Services and Outreach. Regions has a dedicated Disability Services and Outreach Manager who maintains relationships with advocates for accessibility, staying abreast of their concerns and working alongside Regions’ internal partners to address those concerns. Our commitment includes raising awareness of autism spectrum disorders and creating an autism-friendly environment in our branches, as well as investing in programs that promote independent living and increase access to job readiness and employment.
Diversity and Inclusion Center of Expertise. Regions’ Center of Expertise (the “Center”) is led by our Head of D&I.
The Center has two core pillars to its strategy:
(1) build a culture of inclusion and belonging, and
(2) diverse talent management.

“Indeed, we believe a diverse and inclusive organization is better suited for meeting the needs of our communities. But it’s not only that. We also believe it is fundamentally the right thing to do. People deserve a workplace that appreciates them for who they are. We want our colleagues to know they are welcomed - and valued. And we believe a consistent focus on diversity and inclusion helps us better understand each other - and helps our organization grow stronger.”

—Clara Green, Head of Diversity and Inclusion

The Center has established integrative partnerships across the Company to work towards achieving these pillars.
Specifically, the Center partners with the Talent Management Team and the Talent Acquisition Team on succession planning, diverse talent retention, and creating strategies to attract diverse talent. This strategy also includes attending conferences like the National Black MBA Conference and the Veteran MBA Conference, and partnering with HBCUs, National Panhellenic Council Organizations, and State Vocational Rehabilitation organizations.
A significant component of the diverse talent management strategy at Regions has been identifying, developing, and providing visibility to existing diverse talent. Additionally, the Center has driven accountability in the hiring process by initiating an open role acknowledgment letter sent to hiring managers, asking them to ensure there is diverse representation on candidate slates and the interview panel.

Commitment to Leadership Diversity with a Version of the Rooney Rule
When searching for candidates for a Section 16 Executive Officer position, including a CEO successor, Regions shall endeavor to include candidates who reflect diverse backgrounds (including gender, race, and ethnicity) in the pool from which the candidate is chosen.

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ENVIRONMENTAL AND SOCIAL PRACTICES

Set out below are a few examples of the Center's work:

•	The business groups’ strategic planning process includes diversity and inclusion discussion, which contributes to Regions’ overarching strategic plan.

•	The Center holds bi-annual meetings with business group leaders to establish their diversity and inclusion goals for the year, and later holds follow-up discussions on progress they have made.

•
During 2019, nine Conversations with Clara were held, offering transparent dialogue on diversity and inclusion. These conversations have helped associates focus on understanding cultural similarities and differences, stereotypes, biases and more. Different conversations covered concepts and events like Black History Month, LGBTQ+ Pride, Hispanic Heritage Month, Female Leaders, and D&I as a business priority.

•	Hosting ten Diversity Networks, representing 11,000+ associates that play a critical role in associate engagement and driving the commitment to inclusion and belonging.

•
Focused learning and development, including comprehensive e-learning programming (both required and voluntary) and facilitated workshops focused on building an inclusive culture and eliminating unconscious bias.

•	Programming to provide development, mentoring, and exposure opportunities to associates.

•	Efforts to attract and retain military and differently-abled talent bases.

•	Engaged leaders in inclusion programs and training initiatives.
BRAVE. Regions seeks to serve members of the U.S. military and their families by providing them with targeted financial guidance and education. Our work in this area focuses on providing financial support, job readiness training, and opportunities to cultivate entrepreneurial activities within this population. In 2019, we launched BRAVE -- Building Regions’ Associate Veteran Experience. This program helps transitioning military service members build a successful career at Regions. Regions is committed to matching talents and experience to associate and leadership positions that best fit career goals and interests and helping associates meet and overcome challenges they may face. BRAVE program benefits are described below:

BRAVE:
Building Regions' Associate Veteran Experience
❖ Targeted veteran transition development programs in Regions Edge, the Regions interactive training platform
❖ Veteran-to-veteran mentoring through MentorcliQ, a new Regions mentoring platform
❖ Easy access to military-specific resources, such as benefits, military leave and Employee Assistance Program
❖ Support from Regions’ Diversity Networks
❖ Community engagement opportunities
❖ Veteran Jam page for networking and storytelling
❖ New Military Careers Page on regions.com/about-regions
2019-2020 D&I Highlights include:

9	14	7	4
Conversations with Clara	Lunch & Learns	New diversity networks launched (for a total of 10 in operation)	“Don’t Judge What You See. Get to Know Me.” videos

	4		19,000+
	Facilitated D&I advocate training sessions, resulting in 73 key stakeholders trained		Associates trained on D&I via biennial training

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ENVIRONMENTAL AND SOCIAL PRACTICES

Community Engagement

Shared Value leads to profitable and sustainable growth. Our commitment to the communities where we live and work reflects our mission to make life better and create shared value for our customers, associates, shareholders, and the communities we call home.

For our communities, our investments reflect our mission of making life better by helping people and businesses prosper and thrive.

For our associates, our commitment reflects our values of putting people first and doing the right thing. It helps strengthen our culture, build associate affinity for Regions, and in turn increase our associates’ engagement.

For our business, our active engagement leads to strong local ecosystems where our bank grows and thrives along with our customers and neighbors. Increasingly we are seeing the rise of community engagement as a lever in business success.

Strategic and Disciplined Investments. In 2019, we continued our purpose-led and performance-driven focus in our community investment strategy. We supported programs and services that were intentional in achieving short-term outcomes and long-term impact around our three community investment strategic priorities:

Economic and Community Development	Education and Workforce Readiness	Financial Wellness
Economic prosperity through:	Career prosperity through:	Financial prosperity through:
• Affordable housing	• Student competency and skill-building	• Financial education to youth, adults, and vulnerable populations
• Job creation	• College and career readiness
• Small business development	• Educational access and success	• Financial planning tools and resources
• Homebuyer education and retention	• Credentials and employment
• Neighborhood revitalization and stabilization	• Educator training and resources	• Integrated asset-building

Regions believes that focusing on these priorities that complement our expertise and talent allows us to best serve our communities. By supporting initiatives where we feel Regions can have meaningful and measurable impact, we believe that we are well-positioned to continue doing more today and into the future.

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ENVIRONMENTAL AND SOCIAL PRACTICES

Regions' Financial Education Strategy: Regions Next Step®
Regions Next Step is a Company-wide financial wellness program designed to help people in all stages of life take strides toward achieving their unique financial goals. Through Next Step programming, Regions creates shared value by helping our associates, customers and the communities we serve achieve financial wellness and success.

Next Step serves as a unifying umbrella, connecting different audiences with our many financial education offerings. This holistic approach provides operational efficiencies, creating synergies and a common framework in programming. Next Step audience segments include students from kindergarten to college and adults at various life stages and income levels. Regions Next Step also provides resources for businesses of all sizes.

Delivering financial education with a customer-centric approach is what makes the Regions approach to financial education unique. During 2019, we continued to engage our audiences through in-person seminars at businesses and community organizations, as well as through relevant digital programming, including the launch of a new Next Step landing page and podcasts.

In 2020, we will continue our investment in Next Step programming through the following:
❖    Creation of a financial wellness webinar series
❖    Roll-out of enhanced financial wellness seminars, including seminars designed for those with cognitive disabilities
❖    Expansion on the podcast collection, including the introduction of topics for young professionals, entrepreneurs, and businesses

The open accessibility of our resources to all, regardless of whether they are a Regions customer, reinforces our dedication to inspiring, motivating and helping anyone who is beginning or continuing their individual financial wellness journey. More information on Regions Next Step content and tools are available at regions.com/nextstep.

2019 Community Engagement Highlights
✓ $17.4 million in philanthropic and community giving by Regions Bank and Regions Foundation
w $8.8 million in grants and contributions by Regions Bank and Regions Foundation
w $8.6 million in corporate sponsorships by Regions Bank

✓ $5.4 million donated to more than 150 United Way chapters in 15 states by Regions Bank and our associates
✓ $4.1 million in support of local chambers of commerce and civic organizations
✓ 1.3 million people received financial education from Regions
✓ 164,000 in-person financial wellness workshops led by Regions associates
✓ 88,000 community service hours logged by Regions associates to make life better in our neighborhoods
All data as of December 31, 2019.

Find more on our Community Engagement work on the Regions Doing More Today® website, available at regions.doingmoretoday.com.

Community Engagement Drives Customer Engagement & Loyalty
As customers look to engage or remain with a bank, that bank’s demonstrated level of Corporate Social Responsibility (“CSR”) has roughly equal impact on the customer’s decision as core product and service satisfaction, and how they perceive the bank improves their financial well-being.
Source: 2018 Gallup U.S. Retail Banking Industry Study.

90%	of branch customers who strongly agree that “Regions makes a positive impact on your community”

are loyal to Regions.
AND the loyalty penalty is high when customers are unable to see Regions contributing locally.

Source: Gallup survey of nearly 250,000 Regions branch customers conducted in 2019.

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ENVIRONMENTAL AND SOCIAL PRACTICES

Political Contributions

Government Affairs Report. The Company believes that transparency regarding our political contributions is important to our shareholders. Since 2014, we have published a Government Affairs Report, which contains the Company’s Policy on Political Contributions and our related activities, on a semi-annual basis through the Investor Relations section of our website. In the report, the Company also sets forth a description of our oversight process for political contributions and a summary of independent expenditures and corporate political giving over the report’s covered period. The report also discloses trade associations to which Regions paid more than $25,000 in annual dues and the portion of those dues which were non-deductible under the IRC as attributable to lobbying expenses. The Company believes that these disclosures offer transparency with respect to the Company’s public policy advocacy, which benefits our shareholders, the Company, our associates, and our customers.
Regions’ Policy on Political Contributions and Code of Conduct collectively govern and promote the highest standards of behavior by our Company and our associates with regard to political activities. These policies also support our compliance with all applicable federal and state campaign finance laws.
Like most public companies, Regions recognizes that decisions made by governmental agencies and lawmakers can have a significant impact on our operations, customers, shareholders, and associates. Accordingly, we monitor and track issues that affect our business and express our views to lawmakers and regulators.

Regions may make corporate political contributions in states where permissible. These contributions may be directed to state party organizations and candidates for statewide offices, state legislatures, and, in rare instances, local offices. Also, where legally permitted, Regions may make independent expenditures or corporate contributions in connection with state and local ballot initiatives and referenda on important policy issues likely to impact our business and our stakeholders. Regions does not, however, make contributions to single-issue political entities organized under Section 527 of the IRC or to special interest lobbying groups organized under Section 501(c)(4) of the IRC to support political activities, even when legally permissible.
Oversight. Contributions are overseen by a committee comprised of members of the Executive Leadership Team, the Head of Government Affairs, and the Manager of State Government Affairs. The full Board receives a report on the Company's annual corporate contributions and non-deductible portions of trade association dues. Reports are reviewed and certified to be in compliance with the Policy on Political Contributions by Regions’ General Counsel.

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CORPORATE GOVERNANCE

Overview

Regions’ Board and executive management work together to comply with laws and regulations, as well as to provide guidance for sound decision-making and accountability. Maintaining legal and regulatory compliance is, however, a minimum standard, and we endeavor to exceed this by keeping pace with the constantly evolving governance landscape. We maintain an environment of openness and strive to take every opportunity to protect our culture by promoting Regions’ values. We do this because it is the right thing to do, and we believe that our customers, shareholders, associates, and communities expect it if they are to continue giving us their trust and confidence.
Keeping our core value “Do What is Right” in mind, we believe that Regions has implemented a strong corporate governance program, which incorporates many leading practices. For a list of some of our corporate governance practices, see the Quick Information chart before the Table of Contents.
Corporate Governance Framework. Through its NCG Committee, the Board evaluates its corporate governance policies and practices, which form our corporate governance framework, against evolving best practices.

The following documents are available on our website at ir.regions.com:
https://ir.regions.com/governance	•	Corporate Governance Principles
	•	Audit Committee Charter
	•	CHR Committee Charter
	•	NCG Committee Charter
	•	Risk Committee Charter
	•	Executive Committee Charter
	•	By-Laws
	•	Code of Ethics for Senior Financial Officers
	•	Code of Conduct
	•	Vendor Code of Conduct
	•	ESG Report
	•	SASB Disclosure
	•	Environmental Sustainability Policy Statement and Goals
	•	CDP Response
	•	Global Reporting Initiative Content Index
	•	Human Rights Statement
	•	Government Affairs Annual Report
	•	Community Engagement Highlights
	•	Fair Disclosure Policy Summary

Also available on our website are this proxy statement; 2019 Annual Report on Form 10-K; CEO’s Letter; Annual Review; information regarding our executive officers, Directors, and Board committee composition; and instructions on how to contact the Board.
Regions’ shareholders may also obtain printed copies of these documents by writing to:
Regions Financial Corporation
1900 Fifth Avenue North
Birmingham, Alabama 35203
Attention: Investor Relations

Commitment to Leadership Diversity with a Version of the Rooney Rule
When searching for new Director candidates, the NCG Committee shall endeavor to include highly qualified candidates who reflect diverse backgrounds (including gender, race, and ethnicity) in the pool from which nominees are chosen.

When searching for candidates for a Section 16 Executive Officer position, including a CEO successor, Regions shall endeavor to include similarly diverse candidates in the pool from which the candidate is chosen.

Corporate Governance Principles. Regions’ Corporate Governance Principles are the foundation of our commitment to best practices. The Board adopted the principles to further its long-standing goal of providing effective governance of Regions’ business and affairs for the long-term benefit of shareholders. The principles are reviewed at least annually and revised from time to time to ensure they continue to reflect best practices. In 2019, the NCG Committee and Board amended the Corporate Governance Principles to focus on identifying diverse candidates for Board seats, otherwise known as a version of the “Rooney Rule.” Pursuant to the revision, the NCG Committee will endeavor to include diverse candidates in the pool from which Director nominees are chosen. Similarly, third-party firms used to compile a pool of candidates will be requested to include such individuals. This revision furthers the NCG Committee’s and Board’s already-established practice of considering diversity when recruiting and nominating individuals for directorship. The diversity search criteria will be included in the ongoing review of the principles to ensure it remains effective despite a constantly changing corporate governance landscape.
Our Corporate Governance Principles address important governance matters, including, but not limited to:

•	Structure of the Board and its leadership

•	Director qualification standards

•	Nomination and selection of new Directors

•	Director responsibilities and expectations

•	Board operations, including scheduling meetings and selecting agenda items for meetings

•	Director access to management and independent advisors

•	Director orientation and continuing education

•	Management succession planning and CEO evaluation

•	Annual performance evaluation of the Board, committees, and individual Directors

•	Interaction with investment managers and the press and shareholder engagement

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Commonsense Principles 2.0. Regions became a signatory to the Commonsense Principles 2.0 in 2019. By doing so, Regions is making the commitment to use these Principles to guide our thinking in our governance practices and disclosures. These Principles recognize that not every principle will be applied in the same fashion (or at all) by every company or board.

ISG Corporate Governance Principles for U.S. Listed Companies. The Company’s corporate governance practices comply with the ISG Corporate Governance Principles that became effective in 2018. These principles reflect many of the common beliefs held by its investor members.

The following chart describes how Regions complies with each ISG Principle and provides where shareholders can locate additional information about our practices:

ISG Principle	Regions’ Practices	Where Shareholders Can Find More Information
Principle 1: Boards are accountable to shareholders.	• All Directors are elected annually by a majority of votes cast. • Proxy access provisions comport with market standards. • The Company has robust corporate governance disclosures.	• Our Corporate Governance Principles • Our By-Laws • The Q&A and Corporate Governance sections
Principle 2: Shareholders should be entitled to voting rights in proportion to their economic interest.	• Shareholders are entitled to one vote per share of common stock held.	• Our By-Laws • The Q&A section
Principle 3: Boards should be responsive to shareholders and be proactive in order to understand their perspectives.
•    The Company has a robust shareholder engagement program that includes shareholder engagement with both management and Directors.
•    Topics have included ESG, executive compensation, and Board refreshment.
• Our Corporate Governance Principles • The Corporate Governance Shareholder Engagement subsection of the Corporate Governance section
Principle 4: Boards should have a strong, independent leadership structure.	• The Chair of the Board is an independent Director. • Each standing Board committee is chaired by an independent Director. • The Board’s leadership structure is considered at least annually.	• Our Corporate Governance Principles • The Board Leadership Structure subsection of the Corporate Governance section
Principle 5: Boards should adopt structures and practices that enhance their effectiveness.
•    The Director nominees are 42% diverse and 92% independent.
•    The Board has significantly refreshed its membership by adding six new Directors since 2016.
•    Board committees have robust responsibilities.
•    Directors are expected to commit sufficient time to Board duties, including attending meetings.
•    The Company has enhanced its Director Onboarding and Ongoing Education Program over the last few years.
• Our Corporate Governance Principles • The Proxy Summary, committee descriptions, and Proposal 1 sections
Principle 6: Boards should develop management incentive structures that are aligned with the long-term strategy of the company.
•    The Company has adopted compensation programs designed to encourage performance over the long term and mitigate unnecessary risk-taking.
•    Shareholder approval of our Say-on-Pay proposal is consistently around 95%.
• The CD&A and Compensation of Executive Officers sections
Director Attendance at the Annual Meeting

As stated in Regions’ Corporate Governance Principles, Directors are expected to attend all meetings of shareholders. All incumbent Directors attended the 2019 Annual Meeting; Director Suquet participated via teleconference, and all other incumbent Directors participated in person.
Codes of Ethics

All associates, officers, and Directors of Regions and its subsidiaries and affiliates are expected to comply with our Code of Conduct, which is discussed in detail in the Ethical Business Conduct subsection of Environmental and Social Practices. The Company’s Senior Financial Officers (the CEO, CFO, and Principal Accounting Officer and Controller) are bound by the provisions set forth in the Code of Conduct related to, among other topics, ethical conduct, conflicts of interest, and compliance with laws and regulations.
The Board and the Company have also adopted a separate Code of Ethics for Senior Financial Officers that supplements the Code of Conduct and applies to Regions’ Senior Financial Officers.

We will disclose any amendments or waivers with respect to the Code of Ethics for Senior Financial Officers on our website.

Regions’ Code of Ethics for Senior Financial Officers may be found on the Investor Relations section of our website at www.regions.com or ir.regions.com/governance.
Also discussed in the Ethical Business Conduct subsection is our Vendor Code of Conduct applicable to our vendors and suppliers.

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CORPORATE GOVERNANCE

Corporate Governance Shareholder Engagement

Commitment to our shareholders is front and center in our mission statement: to achieve superior economic value for our shareholders over time by making life better for our customers, our associates, and our communities and creating shared value as we help them meet their financial goals and aspirations. We take a long-term view of how we create value, and we take a similar approach to corporate governance shareholder engagement.

Regions is committed to constructive and meaningful communications with our shareholders and building ongoing relationships over time.
We do not view engagement with our shareholders as a “check-the-box” phone call or occurring only during proxy season. Instead, we consider proper shareholder engagement to be a continuous relationship throughout the year. Engaging with our shareholders and soliciting their points of view on a “clear day” is critical to providing long-term value to all of the Company’s stakeholders.
Regions continues to enhance its engagement activities each year, resulting in a stronger and more robust program. This year, the Board significantly increased the amount of Director-shareholder engagements on corporate governance matters. In early 2019, independent Directors from the Board’s Executive Committee engaged, in person, with representatives for a large index fund following the Company’s 2019 Investor Day in New York. In September of 2019, independent Directors from the Executive Committee also engaged with ten institutional shareholders’ representatives. A large pension fund representative also presented to and engaged with the full Board during the July meeting cycle. Finally, our independent Chair, Charles McCrary, participated on a conference call with another large index fund during the Company’s annual outreach calls that took place during the summer.
During these outreach calls, we reached out to many of our institutional shareholders to solicit their feedback on our culture and compensation practices and our ESG practices and disclosures. We also focused on shareholders’ views on various ESG issues not specific to Regions, such as ESG frameworks and data providers. Shareholders’ feedback and views expressed during these engagement sessions were summarized, reported to, and discussed by senior management and the Board.

During the year, we also hold formal engagements that are facilitated through various conferences. Over the last year, we participated in CII’s Engagement Exchange, which took place during the organization’s Fall 2019 Conference, and the Society for Corporate Governance’s Investor Forum held during its 2019 National Conference.
We also engaged with Glass Lewis to discuss Regions’ compensation practices and to obtain feedback on such practices, including how we can further enhance our proxy disclosures to provide more clarity to our shareholders.
Regions’ management had further opportunities to engage with various stakeholders and other corporate governance professionals at corporate governance events held throughout the year, such as CII events, including its biannual conferences; the first annual ISG/Corporate Issuers Conference at the John L. Weinberg Center for Corporate Governance; Stanford Law School’s Institutional Investors’ Forum; Harvard Law School’s Roundtable on Corporate Governance; and various events sponsored by the Society for Corporate Governance. Further, Regions’ Chief Governance Officer was reelected to CII’s board of directors and serves on its policies committee and was also appointed to Broadridge’s Independent Steering Committee. Participating in these events and activities not only affords us the ability to connect with various stakeholders on an individual basis, but also provides us with the opportunity to discuss corporate governance and shareholder engagement best practices that have been implemented by other leaders within their respective sectors.
Our corporate governance shareholder engagement program is supplemented by engagements occurring year-round between our executive management team and Investor Relations, representing the Company, and shareholders representing their own interests. These separate engagements can occur during roadshows, shareholder conferences, one-on-one meetings, and earnings calls. Strategy and financial results are some of the topics typically covered.
In addition, we send courtesy copies of our public communications announcing significant corporate governance and Board changes to many of our large institutional shareholders as appropriate. These communications cover such topics as the appointment of a new Director or the adoption of a significant corporate governance policy.
How to Contact Us:

Chief Governance Officer	Attention: Chief Governance Officer Governance@regions.com	Regions Financial Corporation 1900 Fifth Avenue North Birmingham, Alabama 35203
Investor Relations	Attention: Investor Relations Investors@regions.com
Board of Directors	c/o Office of the Corporate Secretary Attention: Board Communication
Independent Chair of the Board	c/o Office of the Corporate Secretary Attention: Charles D. McCrary, Independent Chair of the Board
Audit Committee of the Board of Directors	c/o Office of the Corporate Secretary Attention: Carolyn H. Byrd, Chair, Audit Committee

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Year-Round Engagement. The following chart describes our year-round, continuous corporate governance shareholder engagement cycle:

•    Associates from the Chief Governance Officer’s group, Investor Relations, and Total Rewards formulate the corporate governance shareholder engagement plan, considering ways to enhance the process from the prior year’s engagements
•    Board and committees conduct the annual self-evaluation process, which considers, among other topics, feedback from our prior corporate governance shareholder engagements
è
•    Publish and make available our proxy statement, Annual Report on Form 10-K, CEO’s Letter, Government Affairs Annual Report, Community Engagement Highlights, ESG Report, and Annual Review
•    Hold our annual shareholder meeting, which is open to all shareholders as of the Record Date and provides an opportunity to engage with the Company

é	Winter		Late Winter/Spring	ê
Regions Year-Round Engagement
	Late Summer/Fall		Summer
•    Engagement requests sent to certain institutional shareholders and meetings commence; shareholders are encouraged to candidly provide their views on corporate governance issues, including executive compensation practices and ESG
•    Feedback from these engagements helps initiate the following year’s engagement plan
•    Information obtained during these engagements is summarized and presented to senior management and the NCG Committee for discussion
ç
•    Board reviews and discusses the Company’s various corporate governance documents to ensure they encompass corporate governance leading practices; support the Company’s goals and strategies; and maximize long-term shareholder value
•    When making enhancements to our corporate governance documents, take into consideration the voting results from our annual meeting and other feedback from our corporate governance shareholder engagements

Ongoing Engagement
•    Engage with shareholders throughout the year at various events and conference
•    These engagements are reported to and discussed by the NCG Committee at its next meeting following the engagement
•    Additionally, Directors engage with various corporate governance representatives of our institutional shareholders throughout the year
•    Review shareholders’ proxy voting guidelines, whitepapers, engagement priorities, and other documents, as well as any changes to proxy advisors’ voting guidelines to determine what enhancements, if any, should be considered for our practices and/or disclosures

2019 Feedback and Action. The following table enumerates feedback we received during our engagements in 2019 and how we responded:

What We Heard from Shareholders and Proxy Advisors in 2019	How We Responded
Support for an independent Chair of the Board	• When the Board considered its leadership structure, it took into consideration shareholders’ support for its current structure; the Chair and CEO roles are currently filled by different individuals
Increased emphasis on ESG practices and disclosures
•    Continued enhancement of our ESG disclosures, e.g., published our first SASB disclosure; enhanced climate change risk disclosures in our 2019 CDP Climate Change disclosure
•    Adopted new policies, e.g., modified Rooney Rule; Vendor Code of Conduct; and Human Rights Statement
•    Further incorporated ESG as inherent consideration in business groups’ strategic plans
•    Developed HCM Dashboard for regular review and discussion as part of CHR Committee oversight

Heightened focus on Director tenure and overboarding
•    Board composition statistics, including tenure, are reviewed at each of the NCG Committee’s quarterly meetings
•    Director overboarding policy aligns with those of ISS, Glass Lewis, and many of our shareholders

Support for our compensation plans	• Continuing to enhance compensation-related disclosures in the proxy statement

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CORPORATE GOVERNANCE

As a result of our ongoing engagement with our shareholders, as well as keeping abreast of leading practices, we have taken the following actions over the last few years to further enhance our corporate governance program:
Corporate Governance Practices

•	Appointed an independent Chair of the Board

•	Promoted diverse leadership on the Board, leading to half of the standing committees being chaired by women

•	Adopted a version of the Rooney Rule for Director candidate searches

•	Brought more balance among our newer, mid-tenured, and seasoned Directors by refreshing the Board and appointing six new Directors since 2016

•
Strengthened the Board’s self-evaluation process by including individual discussions with the Chair; committee Chairs holding individual conversations; focusing on peer Director evaluations; and emphasizing follow-up actions

•	Compliance with the ISG Corporate Governance Principles and signatory to the Commonsense Principles 2.0

•	Revised all committee charters to incorporate additional risk oversight

•	Reduced the number of other boards on which Directors are permitted to serve to ensure they are able to devote sufficient time and attention to their responsibilities as a Director on our Board

•	Appointed a Chief Governance Officer focused on corporate governance shareholder engagement and ESG practices and disclosures

•	Adopted a proxy access by-law provision
Environmental and Social Practices

•	Adopted an Environmental Sustainability Policy Statement and related environmental goals

•	Adopted a Human Rights Statement and Vendor Code of Conduct

•	Responded to the CDP Climate Change Questionnaire

•	Released SASB Disclosure

•	Significantly enhanced our ESG Report

•	Joined the Ceres Company Network

•	Hired a Head of D&I and established the Diversity and Inclusion Center of Expertise

•	Strengthened our internal ESG function by onboarding individual(s) to analyze and address environmental and social matters and engage with shareholders to understand their views

•
Leveraged cross-functional working groups to promote shared value and strategically advance our community engagement priorities: Economic and Community Development; Education and Workforce Readiness; and Financial Wellness

•	Assigned oversight for environmental and social responsibility to the NCG Committee

•	Amended name and purpose of the CHR Committee to include oversight of the Company’s HCM, which includes total rewards, corporate culture, talent management, management succession, and D&I practices

•	Established the OAC, which oversees complaints of harassment and misconduct
Additional Enhanced Disclosure

•
Included more detail in certain corporate governance proxy disclosures, such as the Board self-evaluation process, and included a Director-by-Director Board Skills and Composition Matrix and ESG highlights chart

•	Added a matrix demonstrating our compliance with the ISG Corporate Governance Principles

•	Included a summary of our strategy and added more detail to our overall performance in the Proxy Summary

•	Enhanced proxy disclosures related to capital planning and share repurchases, auditor billing, and executive compensation practices

•	Included significantly more information regarding our cyber and information security practices, including Board oversight

•	Provided supplemental information, beyond legal standards in our CEO pay ratio disclosure

•	Added more insight into the Board and committee meeting process
Communications between Shareholders & Other Interested Parties and the Board of Directors

The Corporate Governance Principles adopted by the Board include a mechanism for shareholders and other interested parties to communicate with Directors. Matters that deal with the Company’s general business operations are more appropriately addressed by management.
The Corporate Secretary circulates communications to the appropriate Director or Directors, with the exception of those communications that are of a personal nature or unrelated to the duties and responsibilities of the Board, including without limitation, routine customer service complaints.
Directors may review any communication upon request. The Chief Governance Officer maintains a log of any such communications not shared with the Board, and this log is provided to the Board on a quarterly basis. Items such as commercial solicitations, opinion survey polls, new product or service suggestions, employment resumes, job inquiries, and mass mailings are not shared with the Board nor maintained in a log.

How you can communicate with your Board. Shareholders and other interested parties may send communications directed to the Board, a Board committee, the independent Chair of the Board; the non-management, independent Directors as a group; or an individual member of the Board by sending a letter with clear notation as “Board Communication” or “Director Communication” to:
Regions Financial Corporation
1900 Fifth Avenue North
Birmingham, Alabama 35203
c/o Office of the Corporate Secretary

Communications regarding customer banking matters should be sent to the following address:
Regions Bank
1900 Fifth Avenue North
Birmingham, Alabama 35203
Attention: Office of Customer Satisfaction

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Board Leadership Structure

Governance and independent Board oversight play critical roles at Regions. The Board assumes an active role in providing oversight of, and guidance to, our executive management team and maintaining a strong system of checks and balances. As part of this system, the Board is responsible for determining the proper Board leadership structure to ensure independent and effective Company oversight.
Our Corporate Governance Principles are continuously reviewed and assessed to keep pace with the constantly changing corporate governance landscape. They are comprehensive, addressing topics such as: Board leadership structure; the responsibilities of the Lead Independent Director or independent non-executive Chair of the Board; Director qualification standards; Director responsibilities and expectations; Director access to management and independent advisors; Director compensation; Director orientation and continuing education; management succession planning and CEO evaluation; strategic planning; assessment of Board, committee, and individual Director performance; and more issues pertinent to our corporate governance framework.
Based on the requirements of the NYSE listing standards, our Corporate Governance Principles, corporate governance trends and expectations, and an assessment of current needs, the Board believes that an appropriate leadership structure includes a substantial majority of independent Directors with diverse backgrounds and experiences; extremely capable committee Chairs; and strong independent leadership provided by either an independent, non-executive Chair or a Lead Independent Director. The Board’s current leadership structure meets these objectives.
The Board presently comprises 13 Directors, 12 of whom are independent. All standing committee Chairs and members have been evaluated and determined to be independent. Half of the standing committee Chair positions are held by women. All Directors are required to stand for election each year, thus allowing shareholders an annual opportunity to express their views on each Director’s individual performance and contribution. Our executive officers benefit from highly experienced, well-informed, and fully engaged Board members who have experience managing a broad range of organizations in both the public and private sectors. Accordingly, we have successfully sought out Directors who have a wide range of experience in areas such as corporate governance, customer focus and community engagement, environmental sustainability practices, HCM, strategic planning, risk management, information/cyber security, business operations and technology, and banking and financial services.
We have not adopted a policy mandating the separation of the Chair and CEO positions. Rather, the Board believes that its leadership structure should be flexible to accommodate different approaches based on its evaluation of the best interests of the Company and our stakeholders at any given time. The Board carefully considers its leadership structure and composition each year in consultation with the NCG Committee as part of its continuous succession planning process.
One critical aspect of the Board’s leadership structure analysis is determining how best to honor the Board’s commitment to maintaining robust independent leadership, given the present needs of the Company. After undertaking such an evaluation this year, the Board continues to believe that the Company’s interests are best served at this time by having an independent, non-executive Chair to provide independent leadership to the Board, while the Company’s CEO continues to participate in the Board’s activities and operations as a Director. Specifically, the Board has determined that the Company benefits from having its CEO, who is intimately involved with and responsible for managing the Company’s operations and strategy, also serve on the Board and represent the Company to our customers, shareholders, associates, regulators, communities, and the public. Having the CEO serve in this capacity provides a critical link between the Board’s oversight and the day-to-day operations of the Company. This continuity allows management and the Board to function efficiently and to collaborate in fulfilling the Company’s goals and strategies. This structure also allows the Board to carry out its oversight responsibilities with the full involvement of the independent Directors.
Separating the roles of Chair and CEO is a beneficial and effective option for the Company at this time because it capitalizes on Mr. McCrary’s previous Board experience and knowledge of the Company, while simultaneously benefiting from the independent oversight of management that he can provide as a non-executive Chair. Having a separate Chair and CEO still maintains clear accountability to Regions’ shareholders, customers, and associates concerning the performance of the Company.
The following describes some of the Chair of the Board’s key responsibilities. A more complete list is included in our Corporate Governance Principles.

Chair of the Board’s Key Responsibilities
• Establishes the agenda and presides at executive sessions of the Board’s non-management and independent Directors
• Approves information sent to and meeting agendas for the Board
• Presides at meetings of shareholders
• Presides at Board meetings
• Calls special meetings of the Board
• Acts as a liaison and facilitates communication among Directors
• Engages with our institutional shareholders
• Provides leadership to the Board in a time of emergency or crisis
• Acts as a sounding board and advisor to our CEO
• In addition to ongoing discussions throughout the year, conducts formal one-on-one discussions as part of the annual Director self-evaluation process
Mr. McCrary’s depth of knowledge and experience in leadership roles, both on the Board and externally, uniquely positions him as a well-qualified, well-informed choice for Chair of the Board. Before being named independent Chair at the beginning of 2019, Mr. McCrary served the Board in various capacities for several years. He served on the board of directors for AmSouth Bancorporation, a predecessor to Regions, from 2001 to 2006, and has served on the Company’s Board since 2006. He has been an Audit Committee Financial Expert, Chair of the NCG

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Committee, and Lead Independent Director for the Board during that time. Throughout Mr. McCrary’s tenure as a Director, the Company has undergone significant changes and successfully met a number of challenges. These experiences have provided Mr. McCrary with institutional knowledge about the Company that is invaluable to an independent, non-executive Chair. Mr. McCrary also has notable leadership experience outside of the Company, having served as the President and CEO of a public utility company for over a decade. Resultantly, he possesses a valuable understanding of issues unique to companies in highly regulated industries.

During our 2019 corporate governance shareholder outreach calls, we discussed various aspects of the Board’s composition and structure, including its leadership structure. Shareholder feedback from these conversations was shared with and considered by the Directors when evaluating the Board’s leadership structure.

Ultimately, in the Board’s opinion, Mr. McCrary has the management and leadership skills to understand and promote the Company’s values while effectively executing the Board’s strategies and initiatives in a manner most beneficial to the Company and its stakeholders.

Elements Considered When Evaluating the Board’s Leadership Structure
Comprehensive Corporate Governance Principles that Ensure Independent Board Oversight	Ã	Corporate Governance Trends Regarding Board Independence and Leadership Structure	Ã	Independence of Directors and Standing Committee Chairs and Members	Ã	Responsibilities of the Lead Independent Director or independent non-executive Chair	Ã	Shareholder Feedback (Engagements and Vote Results)
Board’s Role in the Risk Management Process

The foundation of the Company’s risk management efforts is established by the Board. The Board reviews, approves, and oversees management’s creation and implementation of the Company’s short- and long-term strategic objectives. These objectives are communicated through a strategic plan, including risk considerations, which is presented by management and approved by the Board each year. The Board reviews and approves the Company’s annual budget and all significant financial expenditures over certain policy limits, to ensure integration of risks and results into financial performance. The Board approves the Capital Plan prior to its submission to the Federal Reserve Board and actions taken throughout the Plan’s lifespan to execute it. The Board also assures appropriate enterprise-wide risk management by overseeing the processes used to evaluate the Company’s internal controls, risk management, financial reporting, and legal and regulatory compliance; these responsibilities are thoughtfully delegated to the Board’s four standing committees, which provide regular reports to the full Board on their respective activities.
Risk Committee. The core policies and practices underlying the Company’s risk culture are primarily overseen by the Board’s Risk Committee. Each year, the Risk Committee reviews and approves the Enterprise Risk Appetite Statement, which articulates the risk appetite parameters to be used by management in operating the Company. The Risk Committee also reviews, approves, and oversees the operation of an enterprise-wide risk management framework integrating risk management into the Company’s strategic, capital, and financial planning processes. Beyond these vital risk documents, the Risk Committee is also responsible for reviewing and approving the enterprise-wide policies governing risk management within the Company’s operations. These include policies designed to address the primary risks faced by the Company—compliance, credit, market, liquidity, operational, legal, reputational, and strategic—as well as policies aimed at managing specific sub-types of risk.

Throughout the year, the Risk Committee monitors the Company’s performance to oversee alignment with established tolerance levels and risk management policies. This includes the policies, strategies, and systems established by management to identify, measure, mitigate, monitor, and report both current and emerging risks that the Company faces. The Risk Committee receives reports on key risks from management on a quarterly basis, including risk assessments of and updates on each category of risk identified in the Enterprise Risk Appetite Statement, and recommends further actions accordingly. More focused reports on areas of risk, such as third-party risk management, information technology and cybersecurity, business resilience, BSA/AML/OFAC, corporate contributions, new products and initiatives, climate change, pandemic response, and the liquidity risk management program, allow the Risk Committee to effectively monitor more specific risks to the Company’s safety and soundness and financial condition. To obtain this assurance on a more widespread basis, the Risk Committee coordinates risk management issues within other areas of responsibility and ensures periodic communications with the Company’s federal and state regulators.
Audit Committee. The Board’s Audit Committee supports the risk management process through its oversight of major financial risk exposures. This responsibility is primarily accomplished through the Audit Committee’s oversight of the Company’s financial reporting and internal controls. The Audit Committee reviews the Company’s financial statements, reports, and disclosures to assess the underlying information’s quality, integrity, and consistent application of financial reporting requirements and accounting principles.
The Audit Committee also receives internal and external evaluations of the Company’s internal accounting and financial controls. The Company’s critical accounting estimates and related policies are annually reviewed and approved by the Audit Committee as well. The Audit Committee also reviews the process used to identify significant internal controls over financial reporting. These activities allow the Audit Committee to evaluate

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management’s risk-based judgments and resulting efforts to monitor and control major financial risk.
Beyond reports and policies, the Audit Committee is also responsible for both the internal and external functions responsible for evaluating the Company’s controls systems and processes. The Audit Committee has sole authority to appoint the Company’s independent auditor and evaluates the independent auditor on its qualifications, performance, and independence. The Audit Committee pre-approves all auditing, permitted non-auditing, and internal controls-related services and fees. The Audit Committee also oversees the Company’s Internal Audit function, including approving its responsibilities, staffing, and budget, to ensure that the Company is devoting appropriate resources to its internal controls function. Outside of the Internal Audit group, the Audit Committee receives reports from management and outside advisors on the Company’s processes for ensuring compliance with legal and regulatory requirements as well as accounting standards, particularly those potentially having a material impact on the Company’s business, financial statements, or compliance policies.
CHR Committee. The CHR Committee complements Board efforts by overseeing risk management related to the Company’s compensation philosophy. The CHR Committee discusses and evaluates the Company’s compensation plans and programs for alignment with overall strategic and financial objectives, which includes consulting with senior risk managers to ensure that the programs and plans support the Company’s risk appetite and tolerances. The CHR Committee also approves the compensation plans, including base salary, long-term compensation, incentives, benefits, and perquisites, for the Company’s executive and senior officers. Among these, the CHR Committee safeguards the Company from exposure to material risk by verifying that the plans’ design does not encourage excessive risk-taking and mitigates associated risks through controls and risk management processes. To that end, the CHR Committee also oversees management’s ongoing monitoring and independent validation of the effectiveness of the Company’s incentive compensation policies. As part of its oversight of the Company’s strategies and policies for HCM, the CHR Committee reviews, approves, and monitors the implementation of the Code of Conduct applicable to all associates.
NCG Committee. The NCG Committee monitors the Company’s risks related to environmental stewardship, corporate responsibility, sustainability, and corporate governance matters. The NCG Committee assists the Board in establishing and maintaining effective corporate governance policies and practices. Such measures include oversight of transactions with related persons and parties, to ensure independence-related risks are addressed appropriately; the NCG Committee reviews and approves the policy governing these transactions annually, and monitors qualifying transactions on a quarterly basis. The NCG Committee also reviews and approves the Company’s insider trading policy. Reports covering the Company’s environmental stewardship, environmental sustainability, and corporate responsibility efforts are reviewed by the NCG Committee regularly.
Additional Risk Management through Constitution & Collaboration. Each of the four standing Board committees is composed entirely of Directors whom the Board has affirmatively determined to be “independent” under NYSE standards. This intentional approach to committee composition facilitates the effectiveness of executive sessions, which the committees hold regularly with individual members of the Company’s management. For example, the Risk Committee convenes in separate executive sessions at least quarterly with the CRO, the Chief Credit Officer, the Chief Audit Executive, and the Director of Credit Review. Similarly, the Audit Committee holds one or more separate executive sessions in each financial quarter with the Chief Audit Executive, the independent auditor, the CRO, the Chief Credit Officer, and the Director of Credit Review. The independence of these Board committees’ members within the setting of an executive session together promote the Directors’ ability to discuss openly—and thereby provide more effective oversight of the Company’s work to identify, measure, mitigate, monitor, and report risks.
The risks associated with a number of significant Board objectives are mitigated by cross-committee collaboration between Board committees. These collaborations allow the examination of the same objective through two different risk lenses simultaneously, thereby allowing more efficient oversight of the Company’s risk management efforts. Examples of these collaborations include overseeing the determination of the Company’s allowance for loan and lease losses (Risk Committee and Audit Committee); reviewing management’s annual risk assessment on the effectiveness of the Company’s compensation system, especially for consistency with safety and soundness (CHR Committee and Risk Committee); and determining that the compensation of the CRO and Chief Credit Officer both promote effective risk assessment (CHR Committee and Risk Committee).

Who is responsible?	Primary Risk Oversight Responsibilities
Board of Directors è
•    Oversees processes for evaluating adequacy of internal controls, risk management, financial reporting, and compliance with laws and regulations
•    Reviews, approves, and oversees management’s creation and implementation of short- and long-term strategic plans and objectives and advises management on achieving goals and objectives
•    Reviews major financial objectives and monitors financial performance and condition
•    Evaluates compensation and benefit programs applicable to CEO and executive officers
•    Reviews management succession planning

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Who is responsible?	Primary Risk Oversight Responsibilities
Audit Committee è
•    Monitors quality and integrity of Company’s financial statements and financial reporting process, including conformance to accounting principles and use of non-GAAP treatments
•    Supervises and evaluates budget, staffing, work, and performance of the Internal Audit function
•    Initiates and maintains Company’s relationship with independent auditor, including services, qualifications, performance, independence, compensation, and discussion of significant matters
•    Reviews effectiveness of Company’s internal controls processes and systems
•    Evaluates Company’s general compliance with legal and regulatory requirements and related matters, especially those with material impact on business, financial statements, or compliance policies

CHR Committee è
•    Reviews and approves compensation philosophy and oversees compensation plans and programs for alignment with strategic and financial objectives
•    Evaluates terms of all compensation plans and incentives for alignment with Company’s risk appetite and ensures existence of corresponding controls and risk management processes
•    Oversees effectiveness and continuous improvement of Company’s strategies and policies for human capital management, including corporate culture, talent management, diversity and inclusion, and management succession
•    Approves executive compensation plans, including accordance with regulatory requirements

NCG Committee è
•    Monitors corporate governance practices
•    Oversees practices and reporting on environmental stewardship and corporate social responsibility
•    Reviews Board composition, leadership, independence, and structure
•    Approves policies governing related person/parties transactions and insider trading
•    Ensures Directors’ orientation and continuing education on current and emerging risks

Risk Committee è
•    Approves and oversees execution of enterprise risk management framework and enterprise-wide risk management policies
•    Reviews Board’s risk appetite parameters for Company operations and approves their articulation and execution through Enterprise Risk Appetite Statement
•    Monitors critical metrics, key risk indicators, and performance against the Enterprise Risk Appetite Statement through enterprise risk assessments
•    Routinely reviews credit performance and concentrations, operational issues, trading and derivatives, new and ongoing initiatives risk assessments, major projects and litigation, and open risk management issues (inclusive of remediation plans)

Relationship of Compensation Policies and Practices to Risk Management

The assumption of risk is an inherent part of our business, and as such, the successful execution of our strategic plans and objectives requires effective management of the risks we assume. Because our risks may be generated by external or internal sources, and thus may or may not be within our control, we aim to identify, measure, mitigate, monitor, and report risk within an overarching risk management cycle. It is our responsibility to establish an enterprise risk management framework that facilitates risk management for the benefit of all of our stakeholders. We must also ensure that our decisions are guided not only by our Company’s mission, values, and vision, but also by our overall risk capacity, financial strength, and risk-reward evaluation; these principles form the basis of our Board’s defined risk appetite. Because this is an ongoing process, our CHR Committee is charged with monitoring the effect that changes in the economic and external environment could have on our existing compensation-related risk management practices.
As a foundational principle, we have traditionally formulated and adhered to compensation policies and practices that simultaneously support a strong risk management culture and reward long-term value. To support these dual objectives, our CHR Committee is also tasked with providing active oversight of the Company’s incentive compensation policies and practices.
As we describe in the CD&A, which begins on page 79, we intentionally align our compensation philosophy for all associates with how we manage risk. Compensation policies and plans are designed, periodically reviewed, and revised by the CHR Committee and management to ensure they continue to support the long-term growth of and the strategic direction for the Company. The CHR Committee also ensures these same policies and plans are determined and implemented in accordance with the laws, rules, and regulations applicable to the Company.
Consistent with effective risk management principles, base salaries of associates are competitive, represent a significant portion of compensation, and are typically reviewed on an annual basis in a Company-wide exercise. As such, they are crafted and regularly reviewed so as to prevent excessive risk-taking in order to increase compensation levels. Variable compensation payments are made to many associates within the Company and provide an important tool to motivate associates to excel at executing our business plans. Variable incentive plans are carefully designed to align associate and stakeholder interests and represent a small percentage of total revenue. Additionally, variable incentive plans are governed by a comprehensive set of reviews, alignment tools, and policies to ensure that adequate risk management controls are in place. And, finally, compensation decisions are subject to scrutiny by the CHR Committee and senior management so that focus remains on important factors such as effective risk management; compliance with internal controls and ethical conduct standards; competition for top talent; market-based pay levels; and the need to attract, develop, grow, and retain the Company’s current and future leadership team.

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Certain practices established by the Company and overseen by the CHR Committee to manage risk related to compensation practices include:

•	Development, review, and approval of a strong clawback policy;

•	Institution of a policy providing guidance to business leadership as to the appropriate use of discretion in compensation decisions;

•	Establishment of a policy covering adverse risk events and how we consider those events in making compensation decisions;

•
Assembling a centralized group that assists the business groups and units with the design of their incentive plans, so that such plans align with the Company’s and groups’ business strategies, guiding principles for variable compensation, risk appetite, and all relevant guidelines and policies;

•	Establishment of a comprehensive internal governance process covering the administration of our incentive compensation programs;

•	Putting in place robust compliance, internal control, disclosure review, and reporting programs;

•	Developing and implementing long-term compensation awards that are subject to substantial future performance requirements; and

•	Institution of a policy that prohibits hedging strategies related to the ownership stakes our key associates have in Regions.
As more fully described in the CD&A, the CHR Committee oversees our compensation practices and meets at least annually with the CRO to review incentive compensation arrangements for associate compensation plans in order to identify any features that might encourage unnecessary and excessive risk-taking or manipulation of earnings. The CHR Committee then collaborates with senior risk managers to establish and maintain processes and procedures and engage personnel to manage these compensation-related risks. The CHR Committee also undertakes an annual review of management’s risk assessment on the effectiveness of the Company’s overall compensation system, particularly its consistency with safety and soundness principles.
Based on our approach to enterprise risk management, including the comprehensive risk review of our incentive compensation plans, our risk assessments for significant businesses and staff functions, and the continued emphasis on incorporating risk-mitigating practices and performance requirements within our compensation programs, we believe any risks arising from our compensation plans, policies, and practices are not reasonably likely to have a material adverse effect on the Company.
Cyber and Information Security

Companies like Regions rely on digital technology to conduct their business operations and engage with their customers, business partners, and other constituencies. In a digitally connected world, information and cyber security present ongoing risks and threats to our capital markets and to companies operating in every industry. The financial services industry remains among the most targeted industrial sectors, given our need to process, record, and monitor high transaction volumes on a continuous basis. For this reason, our business, financial condition, and results of operations increasingly rely on the secure processing, transmission, and storage of confidential information in our computer systems and networks.
To honor our responsibilities to those whose data we safeguard, we treat the integrity and quality of our information security function as a core business imperative. Regions continuously evaluates our information security capabilities to increase our operational resilience and find better ways to perform our business while also controlling the risk it inherently carries. Below are some highlights of the measures we employ to identify and mitigate threats to confidentiality, availability, and integrity of our information systems.
Systems and Operations

•
We leverage a robust risk management framework that incorporates cyber security risk as a key operational risk for the organization. In implementing the framework, information security owns the controls, risk management assesses and monitors the risk, and internal audit tests control effectiveness.

•
We have established an expansive Information Security Program, which establishes comprehensive technical, administrative, and physical controls directives to protect our informational assets against internally- or externally-originating threats. This program is designed to ensure the security and confidentiality of the corporate, customer, and associate information and related information systems we maintain against anticipated threats and hazards.

•	We maintain a Business Resilience Policy and governing framework that provides for resilience planning along with crisis management, cyber incident responses, and other emergency management.

•
Our Cybersecurity Program is a second-line-of-defense function that provides objective challenge, oversight, and independent assessment of the cyber security risk posture across Information Technology, Information Security, and business groups at Regions with exposure to cyber security risk. Results of this work are reported to the full Board.

•
We implemented a Privacy Program, which aims to ensure we comply with our legal and regulatory obligations related to information privacy and identity theft protection while simultaneously innovating and growing our business.

•
We monitor and respond to cyber events through a dedicated Security Operations Center, which protects information in our custody along with the integrity and availability of the Company’s information systems.

•	We have a defined physical security program with industry-accepted controls in place, which include monitored and

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defended perimeters, badge-restricted access, video surveillance, and multi-factor authentication to access the data center.

•
We invest heavily in our technology infrastructure to ensure appropriate capacity, incorporate more innovative systems, enhance customer capabilities, perform more comprehensive security analytics, assess and manage vulnerabilities, and establish strong cyber defenses.

•
We continuously develop and enhance controls, processes and systems to protect our networks, computers, systems, and data from attacks or unauthorized access. This includes internal auditing of our internal cyber security controls. These mechanisms also institute comprehensive due diligence and ongoing oversight of the Company’s third-party vendors.

•
We employ widely accepted cyber security guidance and seek to implement industry best practices, including the Cybersecurity Framework released by the U.S. Department of Commerce’s National Institute of Standards and Technology, to help us effectively define and measure our risk management efforts.

•	We regularly provide our associates with cyber security training and education opportunities, so that all members of our organization can effectuate our internal controls and risk management efforts.
Governance

•
Our system of internal controls incorporates organization-wide reporting and escalation of information security matters to management and the Board to ensure effective and efficient resolution and, if necessary, public disclosure of said matters.

•
Our Board considers cyber and information security and technological innovation, along with related risk considerations and mitigation efforts, as part of its annual review of the Company’s strategic plan.

•
The Board also receives an annual update on the Company’s enterprise services, which includes presentations on both information technology and information security. These presentations allow for direct communication between the Board and Regions’ key technology officers about the surrounding threat environment and the Company’s progress in addressing cyber risks.

•	The Risk Committee oversees operational risk, which includes information technology activities and risks, disaster recovery, operational resilience, crisis management, and other non-credit losses.

•	As part of its oversight responsibilities, the Risk Committee annually reviews and approves the Company’s Information Security Policy, as well as the Business Resilience Policy and Framework.

•	The Risk Committee receives an annual update dedicated to information technology risk management, which includes the results of risk assessments and a review of focused priorities.

•	The CRO provides a quarterly enterprise risk assessment to the Risk Committee that includes an assessment of operational risk incorporating information and cyber security considerations.

•
On a regular basis, the Audit Committee reviews our cyber security risk management practices, primarily by receiving reports on the Company’s cyber security risk management prepared by the Chief Information Security Officer, Risk Management, and Internal Audit.

•
As part of their annual self-evaluation, our Directors are asked to assess themselves individually on their respective cyber security expertise. Several of our Directors, including our newest Director, Ms. Golodryga, have considerable cyber security experience.

•
We employ several key technology officers at Regions, dedicated to and focused on protecting our information systems and data. These officers include our Head of Enterprise Technology and Operations; Chief Information Security Officer; Cyber Security Operations Officer; Security Architecture Officer; Cyber Risk Management Officer; Head of IT Risk Management; and Director of IT Audit.

•	Our insurance policies have been tailored to cover potential financial losses due to cyber events.
External Support

•	We keep a computer forensics firm and an industry-leading consulting firm on retainer in case of a breach event.

•	Regions has contracts with vendors to provide denial-of-service mitigation. These vendors have also committed the necessary resources to support Regions in the event of an attack.

•
We are a member of the Financial Services Information Sharing and Analysis Center (“FS-ISAC”), a nonprofit organization funded entirely by its member firms and sponsors. The overall objective of FS-ISAC is to protect the financial services sector against cyber and physical threats and risk. It acts as a trusted third party that provides anonymity to allow members to submit threat, vulnerability, and incident information in a non-attributable and trusted manner so information that would normally not be shared is instead provided to other members for the good of the membership.

•
We are a member of BITS, the technology arm of the Bank Policy Institute. BITS serves the financial services community and its members by providing industry best practices on a variety of security and fraud topics.

•	The Board and management receive continuing education from external experts on information and cyber security and consult, from time to time, with outside parties with an expertise in cyber security.

•
Regions engages independent third parties to perform annual network penetration testing and more targeted assessments of our systems. Results and outcomes of these assessments are reported to management and the Board.

•	Our systems are regularly assessed by vulnerability scans.

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Board, Committee, and Individual Director Evaluation Program

Each year the NCG Committee oversees the self-evaluation process for our Board, its committees, and individual Directors. This self-evaluation is a necessary process for the Board and its committees to assure that they are best equipped to create shared value for the Company’s shareholders. Topics such as Board refreshment, management succession, Board and committee oversight and responsibilities, and oversight of corporate strategy are routinely included as possible discussion items.
At Regions, our Directors believe that appropriate Board refreshment and Director succession planning, accompanied by meaningful annual Director evaluations that include honest and thought-provoking conversations, are the best means to ensure that the Board members are independent, engaged, and productive and have the relevant experience and expertise to assist Regions as it executes on its strategy. Therefore, the results of the self-evaluations are considered when determining the slate of Director nominees for each annual meeting.
Program. The self-evaluation program comprises multiple pieces:

•	Informal one-on-one discussions between the independent Chair and each independent Director;

•	Individual committee-level evaluations with committee-specific focused topics;

•	a Board-level evaluation;

•	Separate questions focused on the Board’s “operational” matters; and

•	Follow-up questions and action items.
Many of the questions used as part of the Board’s self-evaluation are forward-looking to better allow the Directors to focus on what changes, if any, need to be made to enhance its oversight of the Company. Though reviewing the Board’s and Directors’ performance over the past year is important (and is discussed), continuous improvement for the future is even more critical.
This year’s self-evaluation process was further enhanced by providing each committee with a tailored list of committee-specific, rather than generic, discussion topics to help jump-start the conversations at the committee level. Through the use of such topics, committee members are better able to analyze and examine the matters affecting that committee. Moreover, the committee Chairs engaged in one-on-one confidential discussions with each of their respective committee members.
The following chart provides an example from each of the committee-specific questions provided to the committees this year:

Committee	Looking forward, is the committee well positioned to ensure that it...
Audit	...is satisfied that communications with the auditors are meaningful and occur often enough?
CHR	...is appropriately overseeing its expanded areas of responsibility with respect to corporate culture; human capital and talent management; and diversity and inclusion?
NCG	...is overseeing its expanded areas of responsibility with respect to environmental and social governance?
Risk	...is providing oversight and guidance to senior management to address Regions’ top risks?

Individual Director Evaluation
The one-on-one discussions with the Chair of the Board include a focus on Director peer evaluations. By providing Directors with additional opportunities to provide candid feedback on Board effectiveness, as well as on individual Directors, the Board is better positioned to strengthen itself and ensure proper oversight of the Company.

Some sample questions considered as part of this year’s evaluation include:

•    What tangible and/or intangible qualities does each individual Director add to the Board?

•    How has each individual Director added value in the past year?

•    Does each individual Director consistently come to meetings prepared?

•    Is it clear each individual Director has (and devotes) the time necessary to be an effective Board member?

•    What should each individual Director continue doing, do more or less of, or do differently in the coming year to maximize his/her value contribution?

•    Are there any other comments/suggestions you can offer about how each individual Director can contribute to the Board or his/her committee(s) going forward?

•    If you were going to start your own company, which five of Regions’ Directors would you ask to join your board, and why?

Action Items. As a direct result of the 2019 year-end evaluations:

•	The Board is embracing Regions’ strategic priority to Continuously Improve.

•	The NCG Committee will continue with Board and committee leadership succession planning and ensuring each committee has the appropriate skills represented.

•	A broader group of internal and external speakers will continue making presentations to the NCG Committee.

•	Directors will continue focusing on the Company’s ESG and HCM practices and disclosures.

•	The Risk Committee will continue to prioritize its agenda around Director-requested topics.

•	So that Directors can better focus on the most important topics and ask the right questions, management will continue working to reduce the length of meeting materials.

•	Management will provide additional training on critical industry topics.

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Process. The following chart thoroughly describes the Board’s self-evaluation process, including when certain actions take place throughout the year:

Step #	Process	Approximate Timing
Œ
Continually Enhanced Self-Evaluations
Prior to beginning the annual self-evaluation, the NCG Committee considers possible enhancements to the process to ensure robustness, including changes to the format or whether to use a third-party evaluator. Any feedback on the self-evaluation process from the prior year is incorporated.
Throughout the year and considered by the NCG Committee in October of each year

Board Operations
The Directors are provided a separate opportunity, outside of the formal evaluation process, to provide feedback on Board operational matters. These matters are included as part of the Company’s electronic Director and Officer Questionnaire that is distributed in the fourth quarter of each year. Although Directors are free to discuss any subject during the formal self-evaluation, these matters are typically discussed separately so that the Directors are better able to focus on more substantive matters during the self-evaluation executive sessions.
December of each year
Ž
One-on-One Discussions
Prior to the Board’s and committees’ full evaluations, the independent Chair of the Board holds individual discussions with each other independent Director to obtain his or her candid feedback on Board effectiveness and Directors’ performance.
Committee Chairs also hold one-on-one discussions with the members of their respective committees to candidly discuss committee-level topics prior to the full committee evaluation process.
December and January of each year

Reporting to the NCG Committee and Full Board
Following the one-on-one discussions, the independent Chair of the Board provides a verbal summary, as needed and appropriate, to the full Board prior to its evaluation.
February of each year

Committee Discussions
Each committee conducts its own self-evaluation on topics that are applicable only to that committee. Committee self-evaluations are facilitated by each committee’s Chair. These discussions are summarized for the full Board, as appropriate.
February of each year
‘
Group Discussions
The self-evaluation program assesses the Board’s and committees’ performance in areas such as:
•    Board and committee structure, composition, and oversight;
•    Directors’ ability to carry out key Board responsibilities;
•    Exchanges between the Board and management; and
•    Interactions with key stakeholders.
Using these substantive topics as a springboard for discussion, the Chair of the NCG Committee and independent Chair of the Board facilitate the Board’s self-evaluation discussion, during which Directors bring their individual expertise and experience to bear on topics raised. The self-evaluation pays particular attention to the Board’s oversight of Regions’ risk management framework, Board refreshment, and the Board’s ability to take actions and make decisions efficiently and independently from Regions’ management.
February of each year
’
Focus on Outcomes and Set the Slate of Directors
Following the completion of the self-evaluation process, the Chair of the NCG Committee has the opportunity to meet with the General Counsel and Chief Governance Officer to discuss follow-up items. The NCG Committee and its Chair track follow-up actions, as applicable.
The results of the self-evaluation process are also considered by the NCG Committee when setting the slate of Director nominees for the next annual meeting.
Beginning in February of each year
“	Incorporate Action Items As appropriate, the follow-up action items are implemented.	Beginning in February and continuing throughout the year
”
Ongoing Evaluation
Notwithstanding that the formal self-evaluation process takes place in December through February each year, Directors are encouraged to raise any topics related thereto with the Chair of the NCG Committee, the Chair of an applicable committee, the Chair of the Board, or with the whole Board, as appropriate, at any point during the year.
Ongoing
Meetings of Independent Directors

All Directors, and then the independent Directors, meet in executive sessions at each regular meeting of the Board and have the opportunity to meet in executive sessions at regularly scheduled conference call meetings held by the Board. These executive sessions provide the opportunity for discussion of the CEO’s performance, compensation, succession planning, critical strategic matters, and other topics that should, in certain instances, be discussed without management being present.

During 2019, the independent Directors met in executive session with no other attendees present at each of their Board meetings. Director McCrary, as the independent Chair of the Board throughout 2019, presided over all of the executive sessions of the independent Directors. In addition to the full Board, each standing committee typically meets in executive sessions presided over by the committee’s chair at each regular quarterly meeting and, as applicable, at other committee meetings.

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Director Attendance at Board and Committee Meetings

Pursuant to Regions’ Corporate Governance Principles, Directors are expected to attend and participate in all Board meetings and meetings of committees on which they serve. Directors are expected to be available for consultation with management as requested from time to time.
In 2019, all incumbent Directors attended at least 75 percent (the threshold for disclosure under SEC rules) of the aggregate number of meetings held by the Board and by committees of which they were members.

Directors’ attendance at Board and committee meetings averaged 92% in 2019.
Director McCrary, as Chair of the Board, is a non-voting ex-officio participant of each standing committee and attended a majority of all committee meetings held in 2019.
Board and Committee Meetings in 2019

Regular Board and committee meetings are held at such times as the Board and committees, respectively, may determine. Special meetings may be called upon appropriate notice at any time.
The Audit Committee and the Risk Committee hold a joint meeting annually and may otherwise meet at their discretion to review and discuss topics of interest to both committees. In addition, the Risk Committee and the CHR Committee hold at least one joint meeting annually. From time to time, other committees also meet jointly so as to streamline actions needing to be taken.

The following table shows the number of Board and committee meetings held in 2019.

Meetings Held
Board of Directors	8
Audit Committee	12
CHR Committee	6
NCG Committee	5
Risk Committee	4
Joint Meetings of Audit Committee and Risk Committee	4
Joint Meeting of CHR Committee and Risk Committee	1
Total Board and Committee Meetings Held in 2019	40
Board and committee meetings typically occur no less frequently than on a quarterly basis. Set forth below is the typical on-site Board and committee meeting schedule.

Typical On-Site Board and Committee Meeting Schedule
Meeting Preparation
Committee Chairs and the Chair of the Board meet with management and outside advisors, as appropriate, to prepare for meetings and set the agendas.
In accordance with the Board’s instructions on managing its information flow, the Board and committee meeting materials are provided to the Directors approximately a week in advance to ensure sufficient time to review the materials before the meetings.

Prior to the Meeting
Upon request, Directors may meet with management or other Regions associates to discuss the materials or obtain additional information prior to the meetings.
As appropriate, in-house one-on-one or group Director education sessions are held to cover requested or suggested topics. Over the past year, topics included ESG, BSA/AML/OFAC, audit innovation, and Regulation FD.

Committee Meetings
Meetings of the Audit Committee, CHR Committee, NCG Committee, and Risk Committee, each as applicable, are held prior to the full Board meeting.
Executive sessions (i.e., meetings without management present) are typically held at each regularly scheduled committee meeting and are presided over by the committee Chairs. These executive sessions provide the committees with the opportunity to discuss certain topics such as management performance and succession, executive compensation, etc.
Directors are provided an additional opportunity to interact with members of senior management and any invited external experts during dinner.

Board Meeting
Breakout sessions and one-on-one meetings with management are typically held the morning before the meeting.
The Board meeting is typically held following the committee meetings so that action can be taken on those recommendations from the earlier committee meetings. As with the committees, the Board also holds an executive session at each regularly scheduled Board meeting. The independent Chair of the Board presides over the meeting and the executive session of independent Directors.

Following the Meeting	Directors and management address follow-up and action items from the meetings. Management tracks progress and reports to committee Chairs, as appropriate.
Once a year, the Board holds an off-site meeting to engage in extended discussions with management regarding the Company’s strategy. During these meetings, which are held within our footprint markets, the Board interacts with local customers and associates through customer events hosted by the Company.

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Director Succession Planning and Board Refreshment; Appointment of New Directors

Our Board and NCG Committee maintain a robust refreshment and recruitment process in which the members focus on identifying, considering, and evaluating potential Board candidates.
The NCG Committee leads this process by considering prospective candidates. In identifying appropriate candidates, which may include support from an independent search firm, other independent Directors, shareholders, and Regions’ associates, the NCG Committee conducts a thoughtful evaluation focused on aligning the diverse skills, experience, backgrounds, and characteristics of our Board with the strategic development of the Company. The NCG Committee and Board undertake a thorough review and vetting process before any candidate is recommended to the Board for membership. During this process, the NCG Committee considers many different aspects pertaining to the candidate, such as skills and expertise brought to the Board, other boards on which the candidate sits, qualities that would further diversify the Board’s membership, and any potential conflicts of interests with respect to appointing the candidate to the Board.
The following provides an overview of the Board’s process to identify, evaluate, appoint, and onboard new Directors:

Board Oversight
Nominating and Corporate Governance Committee

New Director Process
Identification of Candidates	ð	Assessment, Interviews, and Discussions	ð	Recommendation and Appointment	ð	Onboarding
The NCG Committee reviews candidates identified by:
•    independent Directors
•    an independent search firm
•    associates and management
•    shareholders
•    self-recommendations
•    other sources
Under a version of the Rooney Rule adopted by the Board, the NCG Committee (as well as any search firm) will endeavor to include highly qualified candidates who reflect diverse backgrounds in the pool from which nominees are chosen.

The NCG Committee considers:
•    The key qualifications and personal attributes of the candidate, compared to the Board’s current composition;
•    Due diligence research conducted on the candidate;
•    The independence of the candidate;
•    Input from other independent Directors following interviews with the candidate; and
•    The candidate’s other commitments and availability for Board service.

Upon recommendations from the NCG Committee, the Board determines whether to appoint the candidate and on optimal committee placement.
The NCG Committee, in making its committee assignment recommendation, typically considers assigning new Directors to the Audit Committee or the Risk Committee within the first two years of joining the Board.

Regions’ comprehensive onboarding program involves a combination of oral presentations, facility site visits, and meetings supplemented by written materials.
Directors new to public company board service are also assigned a Director mentor.
The onboarding process is more fully set forth in the Director Onboarding and Ongoing Education section.

Limitation on Other Board and Audit Committee Service

The Board has adopted restrictions on the number of outside boards on which Directors may serve that are consistent with market standards, including limits on executive officers of publicly-traded companies, in addition to CEOs.

To help ensure Directors are able to dedicate sufficient time to Regions’ Board, the Board established the following limits on our Directors serving on publicly-traded company boards and audit committees:

Director Category	Limit on publicly-traded company board and audit committee service, including Regions
All Directors	4 boards maximum
Directors holding an executive officer position at another public company	2 boards maximum
Directors who serve on Regions’ Audit Committee	3 audit committees maximum
Regions Directors will review proposed service on the board of any additional public company with the NCG Committee. The NCG Committee may grant exceptions to the limits on a case-by-case basis after determination that so serving will not impair the Director’s service on Regions’ Board. A number of factors are considered, including the Director’s other time commitments, record of attendance at Board and committee meetings, potential conflicts of interest and other legal considerations, and the impact of the proposed directorship on the Director’s availability.

Throughout the year, the NCG Committee monitors the service of the Company’s Directors on boards and board committees of other companies and consults with Directors, as needed, to assess the potential impact of holding multiple positions on the individual Director’s ability to devote sufficient time and attention to his or her duties as a Director of Regions.

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Director Onboarding and Ongoing Education

Overview. Director onboarding and ongoing education programs are important components of fostering Board effectiveness. The Corporate Governance Principles provide that Directors receive continuing education in areas that will assist them in discharging their duties.
The Director Onboarding and Ongoing Education Program engages Directors through a mixture of in-house training, outside programs, and on-site activities and includes regular reviews of compliance and corporate governance developments, business-specific learning opportunities through site visits and Board meetings, and briefing sessions on topics that present special risks and opportunities to the Company. Further, as discussed in the Corporate Governance Shareholder Engagement subsection, we have also, from time to time, had corporate governance representatives from our large institutional investors engage with members of our Board on various topics of importance to shareholders.
Onboarding. Regions’ comprehensive program begins with Director onboarding activities and includes a thorough orientation process that acclimates new Directors to Regions, the Board, and management. Director onboarding involves a combination of written materials, oral presentations, facility site visits, and meetings with members of the Board, management, and other appropriate associates, and continues over an extended period of time. Topics covered during 2019 onboarding included: strategic planning; regulatory, legal, and corporate governance matters; technology and digital strategy and capabilities; business group overviews; as well as Board committee orientation sessions. In general, additional educational sessions are provided to new Directors, as well as any other Directors who would like to attend, the day before the on-site Board and committee meetings commence. In addition, it is typically recommended that new Directors serve on either the Risk Committee or the Audit Committee to help them become acclimated to the Company faster. Directors new to public company board service are also assigned a Director mentor.

When possible, members of management will meet with new Directors prior to their first Board and committee meetings to review the meeting materials. This assists new Directors in further understanding the materials, which might be unfamiliar to them, before stepping into our boardroom for the first time. By doing so, new Directors are better able to step into their oversight roles and begin making meaningful contributions to the Board more quickly.
Committee Rotation. When assigned to a new committee, Directors are provided with committee-specific training. When Director Suquet rotated to the Audit Committee and Directors Fast and Styslinger rotated to the NCG Committee in 2019, they each attended training sessions to provide them with an overview of their new responsibilities and what they could expect while serving on their newly-assigned committees.
Ongoing Education. Directors are, on an ongoing basis, provided information and training on products and services offered by Regions; significant risks and compliance issues; laws, regulations, and supervisory requirements and expectations applicable to the Company and its affiliates; corporate governance best practices; changes in the financial services industry; and other topics identified by the Directors as areas of interest.
The Board also receives in-house training sessions conducted by leading national law firms and industry-leading audit firms and consultants/advisors on various topics. In 2019, these topics included current events; audit innovation; enterprise data and analytics; Regulation FD; ESG matters; cyber risk; cloud strategy and governance; critical audit matters; and BSA/AML/OFAC. During 2019, Directors also attended various external sessions, including conferences sponsored by the Federal Reserve, National Association of Corporate Directors, The Business Council, Bank Policy Institute, PwC, and Harvard Business School.
Director Independence

For our Directors to be considered “independent directors” under NYSE rules, our Board must make an affirmative determination that each such Director does not have a “material relationship” with Regions (either directly or as a partner, shareholder, or officer of an organization that has a relationship with Regions). The Board has determined that a substantial majority of its members must be independent.
Board independence determinations. The Board has affirmatively determined that each Director is an independent Director, other than John M. Turner, Jr., Regions’ President and CEO.
Susan W. Matlock and John E. Maupin, Jr. retired from the Board during 2019. The Board had previously determined that both Ms. Matlock and Dr. Maupin were independent Directors.
The following current Directors have been determined by the Board to be independent:

Carolyn H. Byrd	Ruth Ann Marshall
Don DeFosset	Charles D. McCrary
Samuel A. Di Piazza, Jr.	James T. Prokopanko
Eric C. Fast	Lee J. Styslinger III
Zhanna Golodryga	José S. Suquet
John D. Johns	Timothy Vines
NYSE independence tests. The NYSE has bright-line tests that disqualify a Director from being determined to be independent. The existence of any one of the following relationships will preclude a Director from being considered independent for a period of three years:

•	The Director is employed by Regions.

•	The Director has an immediate family member who is an executive officer of Regions.

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•	The Director or an immediate family member has received in a year more than $120,000 in direct compensation from Regions (not including certain permitted payments such as Director and committee fees).

•	The Director or an immediate family member has certain relationships with Regions’ external or internal auditors.

•	The Director or an immediate family member is employed as an executive officer of another company where a Regions executive officer serves on that other company’s compensation committee.

•
The Director is a current employee, or an immediate family member is a current executive officer, of a company that made payments to, or received payments from, Regions in an amount that exceeds the greater of $1 million or two percent of the applicable company’s consolidated gross revenues for that year.

Approximately 92 percent of Regions’ Directors, as well as all members of the Audit Committee, the CHR Committee, the NCG Committee, and the Risk Committee, are independent directors within the meaning of the listing standards of the NYSE.
Corporate Governance Principles guidance regarding independence. Although none of the NYSE’s bright-line tests are applicable to our current non-management Directors, the Board must still consider all circumstances surrounding any existing relationship between Regions and each of our Directors to determine whether a material relationship exists outside the bright-line tests that could affect the Director’s independence.
To aid in conducting this evaluation, our Corporate Governance Principles describe relationships and transactions involving Regions that, in the absence of unusual facts and circumstances, would not impair a Director’s exercise of independent judgment or compromise the oversight role that an independent Director is expected to perform for the Company; therefore, these relationships and transactions presumptively are not material for independence purposes:

•
The Director or an immediate family member has a customer relationship with Regions that is established and administered by Regions in the ordinary course of business, on terms and conditions not more favorable than those afforded by Regions to other similarly situated customers.

•
If the Director or immediate family member has a loan or extension of credit made by Regions, and that loan was made or credit was extended on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and involved no more than the normal risk of collectability and presented no other unfavorable features.

•	If Regions employs an adult family member of the Director in the ordinary course of business in a capacity other than as an executive officer.

•
The Director’s or their immediate family member’s interest in a transaction involving Regions results solely from service as a director (or comparable position) of another company that is a party to the transaction or from the beneficial ownership of less than ten percent of the other entity’s equity.

•
The transaction involving Regions is one where the rates or charges involved in the transaction are determined by competitive bids, or the transaction involves the rendering of services as a common or contract carrier, or public utility, at rates or charges fixed in conformity with law or governmental authority.

In applying this guidance, and for purposes of NYSE independence determinations, an “immediate family member” includes a person’s spouse, parents, children, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, brothers- and sisters-in-law, and anyone (other than domestic employees) who shares such person’s home.
If a Director has a relationship that would be deemed non-material under our guidelines for independence, but meets one of the NYSE’s bright-line tests, the NYSE test governs and the Director will not be treated as independent.
Board independence considerations. The Board has made an affirmative determination as to all 13 current Directors’ independence. The NCG Committee presented to the Board its evaluations and made a recommendation as to each Director’s independence.
Director Turner is employed by Regions. Therefore, under the NYSE bright-line “material relationship” tests, he was determined not to be independent. As such, he is not considered in the remaining independence determinations that follow.
With respect to the remaining Directors, the following specific relationships were also considered while making a determination:

•
Directors Byrd, Di Piazza, Golodryga, Johns, Marshall, McCrary, Styslinger and Vines, either individually or through an affiliated entity or an immediate family member, have customer relationships with Regions’ subsidiaries, such as a deposit, brokerage, trust, or other financial services relationship in the ordinary course of Regions’ banking and/or brokerage business, on terms and conditions not more favorable than those afforded by Regions or its subsidiaries to other similarly situated customers.

•
Directors Byrd, Johns, McCrary, Styslinger and Vines, either individually or through an affiliated entity, have bank loans or extensions of credit, including credit cards, from Regions’ subsidiaries on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans by Regions’ subsidiaries to unrelated

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persons, and involving no more than the normal risk of collectability and no other unfavorable features.

•
Directors DeFosset, Johns, McCrary, Styslinger and Vines each serve as a member of the board of directors of a charitable organization to which Regions or its subsidiaries made charitable contributions of less than the greater of $1 million or two percent of such organization’s consolidated gross revenues in 2017, 2018, or 2019.

•
Director Di Piazza serves as a director of AT&T Inc. Regions paid AT&T approximately $493,000 for services in 2019. Regions’ relationships with AT&T commenced before Mr. Di Piazza was appointed to Regions’ Board and are expected to continue.

•
Directors Di Piazza, Marshall and McCrary serve only as a director of companies that, along with any of their subsidiaries, are customers of Regions for typical commercial banking products and services, including loans and leases, and on terms no more favorable than for other Regions customers, and for which Regions receives customary interest and fees.

•
Director Styslinger serves as a director of Workday, Inc., a leading provider of enterprise cloud applications for finance and human resources. Workday helps Regions effectively manage its workforce through the use of its human capital application focused on talent management, compensation and benefits administration, payroll and timekeeping, as well as human resources data management. Regions paid Workday approximately $3.5 million for services in 2019. Regions’ relationship with Workday commenced before Mr. Styslinger was appointed to Workday’s board and is expected to continue.

•
Director Vines serves as President and CEO of BCBSAL. Regions and BCBSAL have an arm’s-length business relationship through which each provides products and services to the other in the ordinary course of business. BCBSAL conducts normal and customary banking business with Regions; Regions’ medical and dental benefits plans offered to associates are administered by BCBSAL. These relationships commenced before Mr. Vines was appointed to Regions’ Board and are expected to continue. The NCG Committee and the Board have determined that these relationships between Regions and BCBSAL do not impair Director Vines’ independence given that the transactions are:

–
Not material to BCBSAL in light of its annual income or gross revenues because the third-party administrative fees of approximately $8.7 million which Regions paid to BCBSAL annually fall well below two percent of BCBSAL’s consolidated gross revenues;

–	Not material to Regions in light of its annual income or gross revenues;

–	Conducted at arm’s length in the ordinary course of business of each party to the transactions;

–	Not material to Director Vines as President and CEO of BCBSAL;

–	Not involving a personal stake of Director Vines in the transactions;

–	Not involving Director Vines in the negotiations or discussions leading to the transactions; and

–	Typical of transactions that BCBSAL conducts with other financial institutions.
Director Vines does not have a direct or indirect material interest in the transactions arising out of the business relationships between Regions and BCBSAL, and Director Vines has no material relationships with Regions that would impair his exercise of independent judgment as a Director.

•	Directors Prokopanko and Styslinger serve on the board of directors of Vulcan Materials Company.
In each case, the Board concluded that, in light of the applicable independence standards of the NYSE and the description of relationships and transactions contained in the Corporate Governance Principles, that such relationships would not be considered to impair any of these Directors’ individual exercise of independent judgment or compromise the oversight role that an independent Director of Regions is expected to perform, and therefore, are not material.
Additional determinations made by the Board. The Board has affirmatively determined that each member of the Audit Committee satisfies the definition of “audit committee financial expert” set out in Item 407(d) of Regulation S-K of the Securities Act. Therefore, as Section 303A.07 of the NYSE’s Listed Company Manual provides, each member of the Audit Committee is further presumed to have “accounting or related financial management expertise.” Relatedly, the Board has determined that all members of the Audit Committee are “financially literate” pursuant to Section 303A.07 requirements. Additionally, all members of the Audit Committee have banking or related financial management expertise as defined by the Federal Deposit Insurance Corporation Improvement Act of 1991. Lastly, all members of the Audit Committee are “independent” within the meaning of the independence standards for audit committee members under SOX.
The Board has also determined that Directors Johns and Suquet, both of whom are members of the Risk Committee, are “risk management experts” as defined by Regulation YY, which implements certain of the enhanced prudential standards mandated by Section 165 of the Dodd-Frank Act.
Family Relationships

No immediate family relationship exists between any of our Directors or executive officers and any other Directors or executive officers.

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Policies Governing Transactions with Related Persons

Related Person Transactions Policy. The Board has adopted a written Related Person Transactions Policy. This policy provides a mechanism for the identification, evaluation, and approval or disapproval of significant transactions involving Regions and persons related to Regions.
For purposes of this policy, a “related person transaction” is a transaction, arrangement, or relationship or any series of similar transactions, arrangements or relationships, including any indebtedness or guarantee of indebtedness (each a “transaction”) in which (i) Regions was, is, or will be a participant; (ii) the amount involved exceeds $120,000 in any fiscal year; and (iii) any “related person” had, has, or will have a direct or indirect material interest. The category of “related persons” consists generally of our Directors, Director nominees, and executive officers; any person or entity who is known to be the beneficial owner of more than five percent of any class of Regions voting securities; immediate family members of any of the foregoing persons; and all “associated entities”
The term “immediate family member” in the context of related person transactions includes the individuals considered for Director independence purposes, as well as stepparents and stepchildren. An “associated entity” of a related person means a firm, corporation, or other organization: (1) in which the related person holds an executive officer or other executive managerial position; (2) in which the related person owns a ten percent or greater equity interest; or (3) that engages in a transaction or series of transactions with Regions from which the related person receives a measurable financial benefit.
Certain types of transactions are excluded from the category of related person transactions and are not subject to this policy even if the amount of the transaction exceeds $120,000. For example, a related person transaction does not include any transaction that involves services of a public utility at rates or charges fixed in conformity with law or governmental authority.
Each Director and executive officer is required to provide the General Counsel or Chief Governance Officer at least once a year, and update from time to time throughout the year, a list of their immediate family members and associated entities, the associated entities of their immediate family members, and additional information elicited for administration of this policy. The Chief Governance Officer maintains a master list of related persons and their associated entities, and distributes it to the heads of, or key associates in, functional areas of responsibility that include accounts payable, properties, procurement, and certain other business groups, who will use the information to identify potential related person transactions in order to effectuate this policy.
Any related person transaction is subject to either advance notification procedures (if identified in advance) or ratification notification procedures. In either case, the related person must provide to the General Counsel or Chief Governance Officer notice of the facts and circumstances of the transaction for assessment and evaluation.
The General Counsel or Chief Governance Officer will assess whether the transaction is subject to this policy. If it is determined that the transaction is a related person transaction, it will be submitted to the NCG Committee for consideration at the next NCG Committee meeting. If it is not practicable to wait until the next NCG Committee meeting, the transaction is submitted to the Chair of the NCG Committee for prompt consideration. The NCG Committee, or its Chair, will consider the relevant facts and circumstances of the related person transaction.

Factors Used in Assessing Related Person Transactions
• The benefits to Regions;
•    The impact on a Director’s independence, in the event the related person is a Director, an immediate family member of a Director, or an entity in which a Director is a partner, shareholder, or executive officer;

• The availability of other sources for comparable products or services;
• The terms of the transaction;
• The terms of the transaction which are available to unrelated third parties or to associates generally; and
• Whether the related person transaction is consistent with the Code of Conduct.
Any Director or executive officer who is or whose immediate family members are the subject of the related person transaction is not permitted to participate in the review, consideration, or approval of the related person transaction.
The NCG Committee (or its Chair) is authorized to approve or ratify those related person transactions that are in, or are not inconsistent with, the best interests of Regions and its shareholders, and that are consistent with the Code of Conduct, as the NCG Committee or its Chair determines in good faith. Other related person transactions should be disapproved by the NCG Committee (or its Chair) and should not be entered into or continued by Regions. The NCG Committee (or its Chair) will report the decision to the General Counsel, who will report the decision to the appropriate Regions personnel.
This policy also grants the NCG Committee the authority to address situations in which a related person transaction subject to this policy is initiated and is subsequently disapproved.
The NCG Committee will annually review and consider any previously approved or ratified related person transactions that remain ongoing.
Regulation O Policies and Procedures. We maintain additional policies and procedures to help ensure our compliance with the Federal Reserve’s Regulation O. This regulation imposes various conditions on a bank’s extension of credit to Directors, executive officers, principal shareholders, and their related interests. Any such extensions of credit must comply with our Regulation O policies and procedures.
Our Regulation O policies and procedures require that:

•
Extensions of credit (including interest rates and collateral) to Directors, executive officers, principal shareholders, and their related interests must be made on substantially the same terms as those prevailing at the time for comparable transactions with persons or parties who are not covered.

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•
The covered extension of credit must be made following credit underwriting procedures no less stringent than those prevailing at the time for comparable transactions with non-covered persons or parties. The extension of credit may not involve more than the normal risk of repayment or present other unfavorable features.

•	The amount of covered extensions of credit do not exceed individual and aggregate lending limits, depending on the identity of the borrower and the nature of the loan.
Our wholly-owned subsidiary, Regions Bank, requires that any request for an extension of credit from a Director, executive officer, or principal shareholder or their immediate family member be reviewed by Credit Risk Governance & Policy Compliance to determine compliance with our policies and procedures. All requests that fall under Regulation O require the approval of the Chief Credit Officer or a Financial Risk Executive. If a request would result in an aggregate credit extension of more than

$500,000 to a covered individual or entity (including his or her related interests), a majority of the board of directors of Regions Bank must pre-approve it. Reports of all extensions of credit made under Regulation O are provided to the Regions Bank board.
All of our extensions of credit to our Directors, executive officers, principal shareholders, and their related interests:

•	Comply with our Regulation O policies and procedures;

•	Are made in the ordinary course of business;

•	Are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to Regions; and

•	Do not involve more than the normal risk of collectability or present other unfavorable features.
Transactions with Directors

The following chart reflects transactions, as applicable, between Regions and:

•	our non-management Directors or their immediate family members;

•	a company or charitable organization of which the non-management Director or the Director’s immediate family member is, or was during 2019, a partner, officer, or employee; or

•	a company in which the non-management Director or the Director’s immediate family member holds a significant ownership position.
All of these transactions were considered by our Board in making its determination with respect to each of our non-management Directors’ independence.

	“Ordinary Course” Customer Relationships (1)	Loans or Extensions of Credit (2)	Charitable Contributions (3)	Nonmaterial Relationships (4)	Family Relationships (5)
Carolyn H. Byrd	●	●	None	None	None
Don DeFosset	None	None	●	None	None
Samuel A. Di Piazza, Jr.	●	None	None	●	None
Eric C. Fast	None	None	None	None	None
Zhanna Golodryga	●	None	None	None	None
John D. Johns	●	●	●	None	None
Ruth Ann Marshall	●	None	None	●	None
Charles D. McCrary	●	●	●	●	None
James T. Prokopanko	None	None	None	●	None
Lee J. Styslinger III	●	●	●	●	None
José S. Suquet	None	None	None	None	None
Timothy Vines	●	●	●	●	None

(1)
“Ordinary Course” customer relationships are transactions or relationships with Regions that are established and administered on terms and conditions no more favorable than those afforded to any similarly situated customer.

(2)
Includes a loan or extension of credit, including credit card accounts, that was made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unaffiliated persons; involves no more than the normal risk of collectability; and presents no other unfavorable features.

(3)
Directors serve solely as a member of the board of directors of a charitable organization to which Regions or its subsidiaries made charitable contributions of less than the greater of $1 million or 2% of such organization’s consolidated gross revenues.

(4)
Nonmaterial relationships include service as only a director by Director Di Piazza at AT&T, Director Styslinger at Workday, and Directors Di Piazza, Marshall and McCrary at companies having ordinary course customer relationships; Regions’ arm’s-length business relationships with BCBSAL, for whom Director Vines serves as an executive officer; and Directors Prokopanko and Styslinger’s common service on the board at Vulcan Materials Company.

(5)	No immediate family relationship exists between any of our Directors or executive officers and any other Directors or executive officers.

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Other Business Relationships and Transactions

Certain Directors and executive officers and their affiliates, other related persons and their affiliates, and beneficial owners of more than five percent of Regions common stock and their affiliates were customers of, and had transactions with, Regions and our subsidiaries in the ordinary course of business during 2019, and additional transactions may be expected to take place in the ordinary course of business. As previously noted, included in such transactions are outstanding loans and commitments from Regions Bank, all of which were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons not related to Regions, and did not involve more than the normal risk of collectibility or present other unfavorable features.
Other business relationships. We have entered into other business relationships with entities known to or reasonably believed by us to own more than five percent of our common stock. These relationships are in the ordinary course of business and are described below:
BlackRock. BlackRock, Inc. and subsidiaries are the beneficial owners of more than five percent of our common stock. On October 14, 2011, Regions entered into an amended and restated agreement (the “BlackRock Agreement”) with BlackRock Financial Management, Inc. (“BlackRock Financial”), a subsidiary of BlackRock, Inc. (“BlackRock”), for BlackRock Financial to provide risk management and advisory services for Regions’ mortgage servicing rights portfolio and their proprietary trading, portfolio management and risk reporting system for Regions’ investment portfolio. The current term of the BlackRock Agreement will expire in December 2022, and is scheduled to be renewed for successive two-year terms unless otherwise terminated. The BlackRock Agreement provides that Regions will pay BlackRock Financial a fee of $2,750,000 per year plus an additional fee depending on the size of the portfolios. Regions paid BlackRock Financial approximately $2.86 million in 2019.
On January 1, 2017, Regions Bank entered into a Services Agreement with BlackRock Investments, LLC and BlackRock Advisors, LLC which established policies and procedures to allow Regions to perform services as a distributor/intermediary for its clients with respect to their funds. In 2019, BlackRock paid nominal fees to Regions for performing these services.

On July 30, 2013, Regions entered into agreements, as amended, with Cachematrix Software Solutions, LLC (“Cachematrix”) whereby Cachematrix provides Regions a financial technology platform and related services that simplify the cash management process for Regions and its corporate clients. The current term of the agreement for such platform will expire on July 29, 2020, and is scheduled to be renewed for successive one-year terms unless otherwise terminated. After Regions had entered into these agreements with Cachematrix, BlackRock Financial subsequently acquired Cachematrix in July of 2017 as a wholly-owned subsidiary of the former. Regions paid Cachematrix approximately $315,190 in 2019.
The Regions Financial Corporation Retirement Plan had invested approximately $91 million in BlackRock funds as of December 31, 2019 and paid investment management fees of approximately $23,000 in 2019. Trust accounts held at Regions Bank have invested approximately $749 million in BlackRock-sponsored marketable securities as of December 31, 2019. Regions does not receive any revenue share, fees or commissions for client accounts invested in these securities. Additionally, in 2019, affiliates of BlackRock paid Regions fees and interest on credit facilities of approximately $1.9 million. These relationships commenced before BlackRock became the beneficial owner of more than five percent of Regions common stock and are expected to continue.
State Street. State Street Corporation and affiliates (“State Street”) are the beneficial owners of more than five percent of our common stock. Trust accounts held at Regions Bank have invested approximately $140 million in marketable securities issued by State Street entities as of December 31, 2019. Regions does not receive any revenue share, fees or commissions for client accounts invested in these funds. These relationships commenced before State Street became the beneficial owner of more than five percent of Regions common stock and are expected to continue.
Vanguard. The Vanguard Group, Inc. and subsidiaries (“Vanguard”) are the beneficial owners of more than five percent of our common stock. Trust accounts held at Regions Bank have invested approximately $3.3 billion in marketable securities issued by Vanguard entities as of December 31, 2019. At year-end 2019, benefit plans sponsored by Regions Bank have invested approximately $284.3 million in mutual funds offered by Vanguard entities. Regions does not receive any revenue share, fees or commissions for client accounts invested in these funds. These relationships commenced before Vanguard became the beneficial owner of more than five percent of Regions common stock and are expected to continue.

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Compensation Consultant Disclosure

Since 2012, the CHR Committee has retained Cook & Co. to provide independent information and consultation regarding the design and implementation of our executive compensation programs. Cook & Co. is a nationally recognized compensation consulting firm and is engaged by and performs work solely for the CHR Committee. The duties and services provided by Cook & Co. are more fully described in the CD&A.
It is the CHR Committee’s view that its compensation consultant and any other advisors should be able to render candid and direct advice independent of management’s influence, and numerous steps have been taken to satisfy this objective.
Annually, and most recently in December 2019, the CHR Committee considers the independence of Cook & Co. in light of current SEC rules and NYSE listing standards. The CHR Committee requested and received a letter from Cook & Co. addressing its independence, including the following factors:

•	other services provided to Regions by Cook & Co.;

•	fees paid by Regions as a percentage of Cook & Co.’s total revenue;

•	policies or procedures maintained by Cook & Co. that are designed to prevent a conflict of interest;

•	any business or personal relationships between the individual consultants involved in the engagement and a member of the CHR Committee;

•	any Regions equity securities owned by the individual consultants involved in the engagement and certain of their family members; and

•	any business or personal relationships between Regions’ executive officers and Cook & Co. or the individual consultants involved in the engagement.
The CHR Committee discussed these considerations and concluded that the work of Cook & Co. did not raise any conflict of interest.
Compensation Committee Interlocks and Insider Participation

Directors who served on Regions’ CHR Committee at any time during 2019 are listed to the right. None of the executive officers of Regions currently serves or served during 2019 on the board of directors or compensation committee of another company at any time during which an executive officer of such other company served on Regions’ Board or CHR Committee.
No member of the CHR Committee is now, or has been, an officer or employee of Regions. No member of the CHR Committee had any relationship with Regions or any of its subsidiaries during 2019 pursuant to which disclosure would be required under applicable SEC rules pertaining to the disclosure of transactions with related persons.

CHR Committee Members During 2019
Don DeFosset
Samuel A. Di Piazza, Jr.
Zhanna Golodryga
Ruth Ann Marshall
Susan W. Matlock (until April 24, 2019)
José S. Suquet (until April 24, 2019)
Timothy Vines
Committees of the Board of Directors

Our Board has established the following four standing committees:

✓ Audit Committee    ✓ CHR Committee
✓ NCG Committee    ✓ Risk Committee
Each of these committees meet on a regular basis and operate under separate written charters approved by the Board. Each standing committee reviews and reassesses its charter on an annual basis. Moreover, each committee performs an annual self-evaluation to determine whether such committee is functioning effectively and fulfilling its duties as prescribed by its charter. Each committee may form, and delegate authority to, subcommittees or, alternatively, delegate authority to one or more committee members.
We describe the key responsibilities of the Board’s four standing committees on the following pages. The descriptions of the committee functions in this proxy statement are qualified by reference to the committees’ respective charters and our relevant By-Law provisions.

Our By-Laws authorize the Board to create other committees as needed.

Executive Committee
The Board’s Executive Committee has the authority and responsibility to exercise, during the intervals between meetings of the Board, all the powers and authority of the Board in its oversight of the business and affairs of the Company, to the extent permitted by applicable law and the Company’s By-Laws.

The Executive Committee is composed of the Independent Chair of the Board, each of the standing committee Chairs, and the CEO.
The Executive Committee meets on an as-needed basis between regular Board meetings.
The charters for the four standing committees, as well as for the Executive Committee, are all available on our website at ir.regions.com/governance.

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Committee Composition

The following table indicates the current members and Chairs of each of the four standing Board committees. Each Director serving on any one of Regions’ four standing committees has been determined to be independent. Also identified are the Directors who have been determined by our Board to be an Audit Committee Financial Expert, as defined under SEC regulations, or a Risk Committee “risk management expert,” within the meaning of the Federal Reserve’s Regulation YY.
Cross-committee membership is a consideration when the NCG Committee recommends committee member assignments to the Board. The independent Chair of the Board serves as an non-voting ex-officio participant of each standing committee and attends the majority of those committee meetings.

The Chairs of the CHR Committee and NCG Committee serve on each other’s committees. The Chairs of the Audit Committee and Risk Committee generally meet in advance of in-person meeting cycles and attend as many of the other’s committee meetings as possible. To provide further opportunities for cross-committee membership, most Directors serve on multiple committees, and each committee has at least one member from each of the other standing committees. Further, all Directors have access to all committee materials and are invited to attend all committee meetings, regardless of their committee membership.
The Board’s Executive Committee is composed of the Independent Chair of the Board, each of the standing committee Chairs, and the CEO.

	Audit	CHR	NCG	Risk
Carolyn H. Byrd	Chair
Don DeFosset		Chair	Member
Samuel A. Di Piazza, Jr.	Member	Member
Eric C. Fast*	Member		Member
Zhanna Golodryga		Member		Member
John D. Johns				Chair
Ruth Ann Marshall		Member	Chair
Charles D. McCrary	Non-voting ex-officio participant of each Standing Committee
James T. Prokopanko			Member	Member
Lee J. Styslinger III			Member	Member
José S. Suquet	Member			Member
John M. Turner, Jr.
Timothy Vines	Member	Member
Number of standalone meetings held in 2019	12	6	5	4

Audit Committee Financial Expert
Risk Committee Risk Management Expert
Independent Chair of the Board
Executive Committee Member
*
Eric C. Fast is not standing for re-election, due to personal reasons, and will retire from the Board as well as the Audit Committee and the NCG Committee as of the call to order of the 2020 Annual Meeting.

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Audit Committee

Message from the Audit Committee Chair
The Audit Committee remains committed to carrying out its critical responsibility to provide oversight of Regions’ financial reporting process, including assessing relevant risks and complying with legal and regulatory requirements. During 2019, the Audit Committee convened by itself 12 times, at three standalone meetings each quarter, in addition to a quarterly joint meeting with the Risk Committee. Each meeting followed a standardized agenda to ensure responsibilities were carried out in accordance with our Audit Committee Charter while also allowing sufficient time for specialty items. The Audit Committee Chair meets regularly with the leadership team from Internal Audit, executives, and other members of management, as well as the independent auditing firm to preview meeting topics and materials and to gain valuable insight on the scope and results of audit activities.

Critical industry topics such as information technology, cyber security, and business resiliency remained top of mind in Committee sessions. Additionally, regular updates were provided on the governance and monitoring of change management over Continuous Improvement initiatives. Other specialty or Board-requested presentations covered topics such as fraud, privacy, enterprise data and analytics, third-party risk management, and new accounting standards updates, specifically related to the Leasing and CECL standards. Additionally, the Committee received positive results from the third party engaged to review the quality of the Internal Audit Department.

Focused training was provided to Committee members to help the Committee with its oversight on current and emerging matters. Educational sessions included topics such as CECL, cyber risk oversight, cloud strategy & governance, enterprise resilience, and the new PCAOB Auditor’s reporting model for Critical Audit Matters.
– Carolyn Byrd

Meetings in 2019	Key Responsibilities:
12 plus 4 joint meetings with the Risk Committee
•    Assist and advise the Board in monitoring:
-    Integrity of the Company’s financial statements and the financial reporting process, including matters relating to internal accounting and financial controls
-    Independent auditor’s qualifications and independence
-    Performance of the Company’s internal audit function and independent auditor
-    Compliance with legal and regulatory requirements
•    Appoint or replace and oversee the work and compensation of the independent auditor
•    Pre-approve all auditing services, internal control-related services, and, subject to certain de minimis exceptions, permitted non-audit services to be performed by the independent auditor
•    Discuss with management the (i) Company’s major financial risk exposures and (ii) steps management has taken to monitor and control such exposures
•    Review and discuss financial statements and disclosures that will be filed with the SEC and related matters and judgments
•    Review and discuss non-GAAP treatment of financial information and the use of such treatment with management and the independent auditor
•    Oversee, review, and evaluate the Company’s relationship with the independent auditor and the independent auditor’s performance and independence
•    Consider whether, in order to assure continuing auditor independence, there should be regular rotation of the independent auditor and/or the lead audit partner(s)
•    Oversee the Company’s internal audit function, including its planned activities, results of completed activities, budget, and staffing

Members
Carolyn H. Byrd (Chair)
Samuel A. Di Piazza, Jr.
Eric C. Fast
José Suquet
Timothy Vines
Each member of the Audit Committee has been determined to meet the independence requirements of applicable law, the NYSE, and Regions’ Corporate Governance Principles.
Each member of the Audit Committee has been determined to be financially literate and an audit committee financial expert.
The Audit Committee Report can be found on page 31.

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Compensation and Human Resources Committee

Message from the CHR Committee Chair
In 2019, the CHR Committee continued its oversight of executive compensation and strengthened its oversight of the Company’s HCM. Regarding executive compensation, the CHR Committee worked with management to set appropriate, challenging corporate performance incentive goals that support the Company’s strategy and directly impact NEO compensation. The CHR Committee also continued its oversight of total rewards, corporate culture, diversity and inclusion, talent management, management succession planning, and associate conduct.

Additionally, as noted in the Human Capital Management subsection of Environmental and Social Practices, the CHR Committee oversaw HCM in many ways, including by monitoring the implementation of the HCM Dashboard for the committee. The dashboard includes a mixture of trending and point-in-time metrics that the Committee periodically reviews throughout the year.

Through its oversight, the CHR Committee strives to strengthen the effectiveness of our HCM strategies and alignment with our corporate culture and long-term strategic priorities.
– Don DeFosset

Meetings in 2019	Key Responsibilities:
6, plus 1 joint meeting with the Risk Committee.
•    Assist and advise the Board in:
-     Fulfilling its responsibilities relating to the compensation of the executive officers
-     Ensuring that all executive compensation is fair, appropriate, reasonable, and in compliance with all relevant regulations
•    Regarding the Company’s compensation plans and programs:
-     Oversee and monitor the plans and programs to determine whether they are properly aligned with the Company’s strategic and financial objectives
-     Ensure that such plans and programs are supportive of the Company’s risk appetite and tolerances established by the Board
-     Establish and maintain the appropriate processes and procedures and engage sufficient personnel to manage compensation-related risks
•    Review and approve all Company goals and objectives relevant to the CEO’s compensation and evaluate the CEO’s performance in light of those goals and objectives
•    Determine and approve the CEO’s compensation; approve the compensation of the executive officers and certain senior officers
•    Establish and administer performance goals and certify when performance goals have been attained
•     Review and approve any employment agreement, new hire award or payment proposed to be made with any proposed or current executive officer
•     Ensure that the compensation and other incentives granted to the CRO are consistent with providing an objective assessment of the risks taken by the Company, in consultation with the Risk Committee
•     Review and approve any severance; change-in-control; or similar termination agreement, award, or payment proposed to be made to any current or former executive officer
•     Approve any new equity compensation plan or any material change to an existing plan where shareholder approval is not required
•     Review and make recommendations as to the form and amount of Director compensation and the stock ownership guidelines for Directors
•     Oversees the Company’s human capital management, including but not limited to total rewards, corporate culture, talent management, management succession and diversity and inclusion practices
•     Oversee corporate culture with a focus on 1) the alignment of culture and human capital management with the Company’s corporate strategy and 2) ensure management’s efforts and programs foster and support a company-wide culture of ethical decision making

Members
Don DeFosset (Chair)
Samuel A. Di Piazza, Jr.
Zhanna Golodryga
Ruth Ann Marshall
Timothy Vines
Each member of the CHR Committee has been determined to meet the independence requirements of applicable law, the NYSE, and Regions’ Corporate Governance Principles.
Under its charter, the CHR Committee may delegate all or a portion of the authority, duties, and responsibilities assigned to it, other than those specifically assigned to the committee through rules and regulations, to the CEO or a subcommittee.

With respect to the management and administration of the Company’s employee benefit plans, the CHR Committee has delegated certain responsibilities to management’s Benefits Management and Human Resources Committee.
Further, the CEO has delegated authority to determine and approve annual grants to key associates under the LTIP, subject to annual grant program guidelines.

The CHR Committee Report can be found on page 78.

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Nominating and Corporate Governance Committee

Message from the NCG Committee Chair
Throughout 2019, the NCG Committee has diligently exercised its oversight responsibilities, particularly in the areas of shareholder engagement and ESG. We believe shareholder engagement is central to good corporate governance practices; therefore, both the Board and management engaged with shareholders throughout the year. Independent Directors engaged with a number of institutional investors to listen to their perspectives on various corporate governance matters, as well as to discuss Regions’ and the Board’s practices. All but one of these Director-shareholder engagements were conducted in-person, including a shareholder presentation to the Board. We believe that these engagements were extremely beneficial for everyone involved.
Like last year, the Directors underwent a very thorough and thought-provoking self-evaluation process, which was overseen by the NCG Committee. The Chair of the Board continued holding individual conversations with each of the independent Directors. This year, however, each of the committees dug deeper into committee-specific topics during their separate evaluations. And these evaluations are all in addition to the full Board-level evaluation. As a result of the feedback from the evaluation process, the NCG Committee will continue focusing on Board and committee succession and skills.
ESG continues making its way to the forefront of more investors’ minds. In 2019, the NCG Committee oversaw Regions’ adoption and disclosure of a Human Rights Statement and Vendor Code of Conduct, both important elements of the Company’s operations. Regions also published its first SASB disclosure this year. These disclosures complement the Environmental Sustainability Policy Statement and Goals that were already in place. Further, the NCG Committee has received quarterly updates on Regions’ ESG ratings published by the primary ESG data providers. Finally, Regions became a Ceres Company Network Member in early 2019. We believe this collaboration will aid in the NCG Committee’s oversight of ESG, which is growing in both depth and breadth.
– Ruth Ann Marshall

Meetings in 2019	Key Responsibilities:
5
•    Assist and advise the Board in:
-     Identifying, considering, and evaluating individuals qualified to become Board members
-     Establishing and maintaining effective corporate governance policies and practices
-     Overseeing its succession planning process
•     Oversees the Company’s and Directors’ engagement with institutional investors and other interested parties with respect to corporate governance and related matters
•     Monitor Directors’ service on other boards to ensure that each Director has adequate time to appropriately serve on Regions’ Board
•     Review and assess the Company’s Corporate Governance Principles and committee charters
•     Oversee the Company’s significant practices and reporting with respect to environmental stewardship and corporate social responsibility
•     Facilitate and oversee the Board’s self-evaluation process
•    Review and oversee the Company’s CEO succession planning
•     Oversee any amendment to the Company’s Certificate of Incorporation or By-Laws

Members
Ruth Ann Marshall (Chair)
Don DeFosset
Eric C. Fast
James T. Prokopanko
Lee J. Styslinger III
Each member of the NCG Committee has been determined to meet the independence requirements of applicable law, the NYSE, and Regions’ Corporate Governance Principles.

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Risk Committee

Message from the Risk Committee Chair
Consistent with the expectations set forth in its charter, the Risk Committee has effectively established parameters and tolerances for risk-taking by the Company. In alignment with our established risk appetite, the Risk Committee has effectively overseen the key risks to the Company over the last year by reviewing critical business functions, including, but not limited to, customer privacy and fair banking, interest rate risk management, credit policy and underwriting, data governance, cyber and information security, and third-party risk management, and recurring reviews of risk factors associated with business changes made in connection to the Company’s strategic priority to Continuously Improve.
The Risk Committee is benefiting from a strong membership with diverse backgrounds and skill sets that contribute to the effectiveness of the Committee overall. The Risk Committee also completed in 2019 its annual Committee self-evaluation process based on leading corporate governance principles to evaluate elements such as Committee structure, composition, and oversight.
The Risk Committee will continue to work with management and outside experts with the goal of ensuring prudent and effective risk oversight of the Company within the fast-paced and ever-changing financial services industry.
– Johnny Johns

Meetings in 2019	Key Responsibilities:
4 plus 4 joint meetings with the Audit Committee and 1 joint meeting with the CHR Committee
•     Oversee the Company’s enterprise-wide risk-management framework, including policies, strategies, and systems established by management to identify, measure, mitigate, monitor, and report major risks, including emerging risks and other enterprise risks
•     Establish the Board’s risk appetite parameters to be used by management to operate the Company within the Enterprise Risk Appetite Statement
•     Monitor the Company’s performance to ensure alignment with the tolerance levels articulated in the Enterprise Risk Appetite Statement
•     Ensure that the compensation of the Chief Risk Officer is consistent with providing an objective assessment of the risks taken by the Company
•     Approve, at least annually, the contingency funding plan that sets out the Company’s strategies for addressing liquidity needs during liquidity stress events
•     Oversee the Company’s credit risk rating system and approaches to asset/liability management, including trading and derivatives activities
•     Oversee the Company’s Credit Review function, including approving the appointment of the Director of Credit Review and reviewing his or her performance and compensation
•     Supervise the Company’s efforts to address operational risk, which include information technology activities, disaster recovery, operational resilience, crisis management, and third-party risk management
•     Monitor and oversee the Company’s compliance risk program, including BSA/AML/OFAC activities, and compliance with other legal and regulatory obligations

Members
John D. Johns (Chair)
Zhanna Golodryga
James T. Prokopanko
Lee J. Styslinger III
José S. Suquet
Each member of the Risk Committee has been determined to meet the independence requirements of applicable law, the NYSE, and Regions’ Corporate Governance Principles.
Directors Johns and Suquet were each determined to be a “risk management expert” within the meaning of the Federal Reserve’s Regulation YY.

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OWNERSHIP OF REGIONS COMMON STOCK

As of the Record Date, Regions had issued 998,425,851 shares of common stock, of which 957,393,175 shares were outstanding and 41,032,676 shares were held as treasury stock. Treasury stock cannot be voted.
Shareholders are entitled to one vote for each share on all matters to come before the annual meeting. Only common shareholders of record at the close of business on the Record Date will be entitled to vote at the annual meeting or any adjournment or postponement thereof.
Holders of our Preferred Stock are not entitled to vote at the annual meeting. As of the Record Date, 20,000,000 Class A Depositary Shares, 20,000,000 Class B Depositary Shares, and 20,000,000 Class C Depositary Shares were issued and outstanding.
Security Ownership of Certain Beneficial Owners

The following table sets forth the beneficial ownership of our common stock by any shareholder known to us to own more than five percent of the outstanding shares of our common stock as of December 31, 2019. The number of shares and percentage of our outstanding common stock indicated in the table are as reported by the respective shareholder in its most recent Schedule 13G filed with the SEC:

	Amount and Nature of Beneficial Ownership
Name and Address of Beneficial Owner	Number of Common Shares	Percent of Class
BlackRock, Inc. (and subsidiaries) (1) 55 East 52nd Street New York, New York 10055	83,458,417	8.70%
State Street Corporation (and subsidiaries) (2) One Lincoln Street Boston, Massachusetts 02111	53,146,330	5.51%
The Vanguard Group, Inc. (and subsidiaries) (3) 100 Vanguard Blvd. Malvern, Pennsylvania 19355	121,416,672	12.58%
(1) This information was derived from the Schedule 13G filed on February 6, 2020, by BlackRock, Inc. and subsidiaries, which states that BlackRock, Inc. has sole voting power over 72,934,229 shares, sole dispositive power over 83,458,417 shares, and an aggregate amount beneficially owned of 83,458,417 shares as of December 31, 2019, which constitutes 8.7% of our outstanding common stock as of the Record Date.
(2) This information was derived from the Schedule 13G filed on February 14, 2020, by State Street Corporation and subsidiaries, which states that State Street Corporation has shared voting power over 48,195,629 shares, shared dispositive power over 53,121,398 shares, and an aggregated amount beneficially owned of 53,146,330 shares as of December 31, 2019, which constitutes 5.51% of our outstanding common stock as of the Record Date.
(3) This information was derived from the Schedule 13G filed on February 11, 2020, by The Vanguard Group, Inc. and subsidiaries, which states that The Vanguard Group, Inc. has sole voting power over 1,496,396 shares, shared voting power over 292,426 shares, sole dispositive power over 119,755,606 shares, shared dispositive power over 1,661,066 shares, and an aggregate amount beneficially owned of 121,416,672 shares as of December 31, 2019, which constitutes 12.58% of our outstanding common stock as of the Record Date.
Under a determination letter from the Federal Reserve issued in 2019, Vanguard is able to acquire up to 25% of the securities of bank holding companies, banks and similar institutions without being deemed to have acquired control, and up to 15% without having to file certain notices, so long as it complies with commitments to refrain from taking specific actions that would otherwise suggest attempts to influence or control those entities. In addition, the Federal Reserve recently adopted rules, to be effective in April, that revises aspects of its rules for determining whether a shareholder has controlling influence under the Bank Holding Company Act that is based on the amount of securities owned and the types of relationships that the shareholder may have with the bank, such as business relationships or board service.
Security Ownership of Directors and Executive Officers

The following table presents information about beneficial ownership of Regions equity securities as of the Record Date by Regions’ Directors and executive officers. Unless otherwise indicated, each person has sole voting and investment power over the indicated shares. A person is deemed to be a beneficial owner of any security of which that person has the right to acquire beneficial ownership within 60 days from the Record Date. Shares that could be acquired by a person upon the exercise of options within 60 days from the Record Date are deemed outstanding for the purpose of computing the percentage of the class of common stock owned by that person but not for computing the percentage ownership of any other person.

Most of the Directors have elected to defer receipt of some or all of the cash compensation they are due for services on the Board under the DDSIP. Each Director’s deferred amounts are credited as notional shares of Regions common stock as of the time of deferral and will be settled in shares of common stock at the end of the deferral period. Therefore, the ultimate value of the amounts deferred are tied to the performance of Regions common stock.

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OWNERSHIP OF REGIONS COMMON STOCK

No Director or executive officer has shares that are pledged or otherwise available to a lender as security.

As of the Record Date, the Directors and executive officers, as a group, were credited with 2,376,585 notional shares of common stock, which are included in the table as additional information in the “Additional Underlying Units” column. These may include notional shares allocated under the DDSIP, share equivalents held in the Regions Supplemental 401(k) Plan, RSUs, or PSUs.

Name of Beneficial Owner	Shares of Common Stock (1)	Number of Shares Subject to Exercisable Options	Total Number of Shares Beneficially Owned	Percent of Class	Additional Underlying Units (2)	Total Shares Beneficially Owned Plus Additional Underlying Units
Current Directors including Nominees for Director
Carolyn H. Byrd	84,006	0	84,006	*	78,317	162,323
Don DeFosset	112,132	0	112,132	*	24,502	136,634
Samuel A. Di Piazza, Jr.	18,731	0	18,731	*	28,756	47,487
Eric C. Fast	97,997	0	97,997	*	128,434	226,431
Zhanna Golodryga	2,926	0	2,926	*	7,872	10,798
John D. Johns (3)	67,296	0	67,296	*	99,514	166,810
Ruth Ann Marshall	92,068	0	92,068	*	96,242	188,310
Charles D. McCrary	128,340	0	128,340	*	239,579	367,919
James T. Prokopanko	18,731	0	18,731	*	7,872	26,603
Lee J. Styslinger III	115,267	0	115,267	*	186,946	302,213
José S. Suquet	36,527	0	36,527	*	25,938	62,465
John M. Turner, Jr. (4)	280,377	118,650	399,027	*	314,415	713,442
Timothy Vines	5,590	0	5,590	*	15,047	20,637
Other Named Executive Officers (See Summary Compensation Table on pages 101-103)
David J. Turner, Jr. (5)	192,277	0	192,277	*	200,587	392,864
John B. Owen (6)	87,152	0	87,152	*	164,474	251,626
C. Matthew Lusco	167,922	0	167,922	*	158,610	326,532
Fournier J. Gale, III	59,730	0	59,730	*	148,726	208,456
Other executive officers as a group	466,776	0	466,776	*	450,754	917,530
Directors and executive officers as a group (22 persons)	2,033,845	118,650	2,152,495	*	2,376,585	4,529,080

*	Less than 1 percent.

(1)	Includes share equivalents held in the Regions 401(k) Plan.

(2)	Additional underlying units may include notional shares allocated under the DDSIP, share equivalents held in the Regions Supplemental 401(k) Plan, RSUs, or PSUs.

(3)	Includes 1,349 shares held by his spouse, as to which he disclaims beneficial ownership, 19,506 shares held in a trust for children which his spouse is the trustee, and 1,661 shares held in an IRA.

(4)	Includes 276,186 shares held jointly with spouse.

(5)	Includes 1,935 shares held by his spouse, and 575 shares held for his children.

(6)	Includes 87,152 shares held jointly with spouse.

The following table sets forth Directors’ and executive officers’ beneficial ownership of Regions preferred stock:

Name of Beneficial Owner	Title of Security	Depositary Shares of Preferred Stock	Percent of Class
Fournier J. Gale, III	6.375% Non-Cumulative Perpetual Preferred Stock, Series A	8,000	*
Directors and executive officers as a group (22 persons)	6.375% Non-Cumulative Perpetual Preferred Stock, Series A	8,000	*

*	Less than 1 percent.

No change-in-control of Regions occurred during 2019, meaning that no person or group acquired the ability to direct or cause the direction of management and policies of Regions through the ownership of voting securities, by contract, or otherwise, and no arrangements are known to Regions that may at a later date result in such a change-in-control of Regions.

All Directors and executive officers are in full compliance with Regions’ anti-hedging and anti-pledging policies.

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OWNERSHIP OF REGIONS COMMON STOCK

Section 16(a) Reporting

Regions’ Directors, executive officers, Controller, and, to the extent required by SEC rules, beneficial owners of more than ten percent of a registered class of Regions equity securities, are subject to Section 16(a) of the Exchange Act, which requires them to file reports of ownership and changes in ownership of Regions stock with the SEC.
Regions Practices. We assist our Directors, executive officers, and Controller in complying with these requirements. The reporting persons are required to furnish us copies of all Section 16(a) forms they file, and we are required to disclose in this proxy statement the failure to file these reports by any reporting person when due.
Timeliness of 2019 Reports. Based solely on a review of the forms filed during, or with respect to, fiscal year 2019 and written representations from each reporting person, we believe that our Directors, executive officers, and Controller filed all required reports on a timely basis.

Stock Ownership Guidelines and Holding Period Requirements

We require our Directors and executive officers to own shares of our common stock because the Board believes having a financial stake in Regions more closely aligns their interests with those of our shareholders. Our Board has adopted robust stock ownership guidelines that apply to our Directors and executive officers as summarized in the following chart:

Director Stock Ownership Guidelines
Non-management Directors are expected to own shares of Regions common stock with a value equal to or in excess of 5 times the value of the cash portion of their annual retainer.

Until such time as the minimum level of stock ownership is achieved, the Director shall be required to retain 50 percent of the after-tax net shares acquired as a part of any compensatory arrangement, unless granted an exception by the NCG Committee upon showing a hardship or other special circumstances.

Executive Officer Stock Ownership Guidelines
Executive officers are required to own Regions common stock having a value that is a specified multiple of their base salary. The multiple varies based on the tier designation, which in turn reflects the executive officer’s level of responsibility and compensation. The minimum holding amount for our CEO is 6 times base salary, and the minimum holding amount for the other NEOs is 3 times base salary.

Until such time as the minimum level of stock ownership is achieved, the executive officer shall be required to retain 50 percent of the after-tax net shares acquired as a part of any compensatory arrangement, unless granted an exception by the CHR Committee upon showing a hardship or other special circumstances.

Shares counted toward the Directors’ ownership include shares purchased on the open market; shares obtained through option exercises; share equivalents held under any Director’s deferred stock plan; restricted stock or restricted stock units awarded; shares obtained through any other sources; and shares held in trust for the benefit of the Director or his or her immediate family members. The types of shares counted toward the executive officers’ ownership are discussed on pages 98 through 99.

Currently, each Director, other than Directors Golodryga, Prokopanko, and Vines, meets the Director Stock Ownership Guidelines.
See the table on page 99 further describing the Stock Ownership Guidelines for our CEO and each of the other NEOs, including their compliance with the guidelines.

Anti-Hedging and Anti-Pledging

We believe it is inappropriate for any Director, executive officer, or associate to enter into speculative transactions in Regions equity securities. We prohibit the Company’s Directors, executive officers and associates from engaging in transactions that could reduce the extent to which their equity holdings and equity compensation are aligned with shareholders’ interests. Therefore, our General Policy on Insider Trading prohibits all Directors, executive officers, and associates (and to the extent possible, outside parties who have a fiduciary duty or other relationship of trust and confidence with Regions) from engaging in any hedging transactions and short sales of our securities, as well as transactions in puts, calls, swaps, forward contracts, or other derivative securities conducted on an exchange or in any other organized market. Broad-based diversification transactions, such as mutual fund investments, are not intended to be covered by our policy. The policy is reviewed and approved by the NCG Committee on an annual basis.

None of the Company’s subsidiaries have publicly traded equity securities.
In addition, our General Policy on Insider Trading further prohibits our Directors and executive officers from purchasing Regions securities on margin or holding them in a margin account, borrowing against any account in which Regions equity securities are held, or pledging Regions equity securities as collateral for a loan. The policy’s dictates also extend to “designees” of our Directors and executive officers, as well as to their Regions securities held directly or indirectly. These requirements further align executives’ interests with those of our shareholders.
For information on how our anti-hedging and anti-pledging requirements relate to our compensation decisions, please see the Other Policies and Practices Impacting Compensation Decisions subsection of the CD&A.

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COMPENSATION AND HUMAN RESOURCES COMMITTEE REPORT
Compensation Discussion and Analysis

On behalf of the Board of Directors, the Compensation and Human Resources Committee (the “CHR Committee”) oversees the development and administration of Regions’ compensation program for officers and key associates of senior management. As part of this responsibility, the CHR Committee has reviewed and discussed with Regions’ management the contents of the Compensation Discussion and Analysis. Based on its review and discussion, and subject to the limitations on the role and responsibility of the CHR Committee, the CHR Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated into Regions’ Annual Report on Form 10-K for the year ended December 31, 2019.

Submitted by the Compensation and Human Resources Committee:

Don DeFosset, Chair	Samuel A. Di Piazza, Jr.	Zhanna Golodryga

	Ruth Ann Marshall	Timothy Vines

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COMPENSATION DISCUSSION AND ANALYSIS

How Pay is Tied to Company Performance

Throughout this Compensation Discussion and Analysis (“CD&A”), we describe our executive compensation philosophy, program, and decisions made in 2019 for our Named Executive Officers (“NEOs”):

Name	Principal Position
John M. Turner, Jr.	President and CEO (“CEO”)
David J. Turner, Jr.	Chief Financial Officer (“CFO”)
John B. Owen	Chief Operating Officer (“COO”)
C. Matthew Lusco	Chief Risk Officer (“CRO”)
Fournier J. Gale, III	General Counsel and Corporate Secretary
Linking Performance to Compensation Decisions. One of the central principles of our executive compensation program is tying pay to Company performance. At the beginning of each year, our Compensation and Human Resources Committee (the “CHR Committee”) of the Board of Directors (“Board”) sets performance goals based on our Board-approved budget and other goals related to our strategic priorities. At the end of the year, the CHR Committee compares these goals to actual results for the Company and each individual. The following is a high-level summary of our 2019 strategic priorities and achievements:
Continuous Improvement. Serving as the foundation of our 2019 strategic priorities is Continuous Improvement, a transformation priority that focuses on the following key elements: making banking easier for our customers, accelerating revenue growth, achieving greater efficiencies, and improving the associate experience. Led by Mr. Owen, we completed 17 initiatives in 2019, including:

•	Redesign of the Commercial Credit Process to improve speed of response;

•	Third party spend reductions;

•	Continued reductions in real estate square footage;

•	Digitization and automation of processes to improve the customer experience and enhance operational efficiency and effectiveness; and

•	Revenue growth initiatives including the acquisition of Highland Associates, an investment firm; expansion of mortgage bankers; and improvements to commercial banker productivity.
Focus on the Customer. We are committed to keeping the customer first and foremost in every decision we make. This begins with Regions360®, our go-to-market relationship strategy that emphasizes “one bank, one team.” In 2019, Regions continued to be recognized as one of the top performing banks for service quality in America based on customer experience surveys. Our commitment to service quality and innovation is designed to enhance the experience of our customers. Some of our notable accomplishments in 2019 include:

•	MarketForce Customer Experience Leadership Award Large Retail Banking Segment

•	Received 10 Greenwich Associates Greenwich Excellence Awards for Small Business and Middle Market Banking

•	Javelin Online Banking Award and Mobile Banking Award

•	Kantar 2018-2019 Highest Rated Traditional Banking in Customer Experience+ for Top 10 U.S. Retail Banks
Strengthen Financial Performance. Throughout 2019, we remained diligent in strengthening financial performance by focusing on the fundamentals of growing and diversifying revenue, practicing disciplined expense management, and optimizing and effectively deploying capital. While our Company successfully navigated a very different interest rate environment in 2019 than was expected at the beginning of the year, we ended the year with solid financial results highlighted below (for non-Generally Accepted Accounting Principles (“GAAP”) measures, see reconciliations in Regions’ Current Report on Form 8-K filed January 17, 2020, Exhibit 99.2):

•
Reported net income available to common shareholders from continuing operations of $1.5 billion and earnings per diluted share from continuing operations of $1.50, a 10 percent increase compared to 2018;

•	Generated the highest pre-tax pre-provision income (non-GAAP) since 2007 with a 9 percent increase compared to 2018 and a 5 percent increase on an adjusted basis (non-GAAP);

•	Generated positive operating leverage of approximately 4 percent on a reported basis and 2 percent on an adjusted basis (non-GAAP); and

•	Realized a 250 basis point improvement in our efficiency ratio from continuing operations to 59 percent; and a 130 basis point improvement in our adjusted efficiency ratio (non-GAAP) to 58 percent.
Enhance Risk Management. We believe that risk management is the responsibility of every Regions associate.  As such, we are committed to maintaining a culture of risk ownership and awareness where each associate is responsible for identifying and prudently managing our Company’s risks.  In 2019, we continued to enhance our risk management framework and strengthen our risk culture by:

•	Investing in people, processes, and technology to continuously improve our risk management capabilities;

•	Leveraging technology, automation, innovation, data, and analytics to drive increased efficiency and effectiveness of our risk management tools, programs, and testing;

•	Promoting soundness, profitability, and growth through a disciplined credit culture; and

•	Maintaining focus on recruiting, developing and retaining key risk management associates.

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COMPENSATION DISCUSSION AND ANALYSIS

In 2019, we continued to maintain strong risk governance processes, focused on helping to ensure our risk management framework appropriately captured and managed environmental and social risks, and supported continuous credit portfolio management activities.  We also made significant investments in our Bank Secrecy Act/Anti-Money Laundering/Office of Foreign Assets Control (“BSA/AML/OFAC”) technology solutions, our overall modeling and analytics capabilities, and our suite of predictive risk and early warning indicators and mechanisms in an effort to drive increased effectiveness and efficiency of our risk management tools, programs, and testing.
Build the Best Team. We believe that we are only as strong as our associates. That is why “Build the Best Team” continues to be one of our most important strategic priorities. This begins with the execution of a comprehensive, integrated plan focused on attracting, hiring, developing, and retaining talented associates. Creating an extraordinary place for our associates to build a career is integral to the achievements of our business objectives. In 2019, we earned our fifth consecutive Gallup Great Workplace Award. This award recognizes Regions’ intentional focus on linking engagement to overall strategy, culture, and performance through key areas that include leadership, accountability, and development. Regions is proud to be one of 40 elite companies globally recognized for our ability to create a strengths-based, engagement-focused, and performance-oriented workplace culture.
Additionally, Regions earned the Great Place to Work-Certified™ designation for 2019 with 83 percent of surveyed associates rating Regions as a great place to work. Great Place to Work is an organization that recognizes positive workplace culture, employee experience, and leadership impact. In awarding Regions the designation, Great Place to Work noted that:

•	92 percent of associates agreed that when you join the company, you are made to feel welcome;

•	89 percent agreed that I am able to take time off from work when I think it's necessary;

•	89 percent said I'm proud to tell others I work here;

•	86 percent said people here are given a lot of responsibility; and

•	86 percent agreed that when I look at what we accomplish, I feel a sense of pride.
Regions also recently received a score of 100 on the Corporate Equality Index 2020 and the distinction of “Best Places to Work for LGBTQ Equality”. The Corporate Equality Index is sponsored by the Human Rights Campaign, which represents a force of more than 3 million members and supporters nationwide and is the national benchmarking tool on corporate policies and practices pertinent to lesbian, gay, bisexual, transgender, and queer employees. A top score of 100 and the distinction as a Best Place to Work celebrate companies that take concrete steps to ensure greater equity for LGBTQ workers and their families in the form of comprehensive policies, benefits, and practices.
Focused execution on these strategic priorities, with an emphasis on building a culture of continuous improvement despite a challenging interest rate environment, led to Company performance that was slightly above target expectations in 2019.
These accomplishments are reflected in pay decisions made by the CHR Committee. The following table summarizes key components of pay and decisions related to those components, as well as the impact of performance on the compensation of our NEOs:

Compensation Component	Key Decisions Made and the Impact of Performance on Decisions
2019 Base Salaries
The only NEO to receive a base salary increase was our CEO, Mr. J. Turner. Mr. J. Turner was named CEO in July 2018. After consideration of CEO performance, market benchmark data for the role, and in consultation with its independent compensation consultant, the CHR Committee increased Mr. J. Turner’s base salary by 2.6 percent in early 2019.

Annual Cash Incentive Compensation Awards
Our performance against stretch goals set at the beginning of 2019 generated annual incentive payments slightly above target, but significantly lower than 2018. In connection with his new role as CEO, the short-term incentive target opportunity increased for Mr. J. Turner. The target incentive opportunity for other NEOs remained at the prior year’s level. Additionally, the CHR Committee reviewed corporate performance, noting that diligent execution of our strategic plan in a challenging interest rate environment yielded a result of 106 percent of target expectations.

Long-Term Incentives
The long-term incentive grants made in 2019 were consistent in structure to those granted in 2018 and were granted in the forms of restricted stock units, performance share units, and performance cash units. With consideration given to performance, individual contribution, and benchmark data, the CHR Committee approved a $200,000 increase to the long-term incentive targets for Mr. D. Turner and Mr. Owen. Long-term incentive performance continues to be measured on the two metrics we consider most important to sustained shareholder value: cumulative compounded diluted Earnings Per Share Growth (“EPS Growth”) and Return on Average Tangible Common Equity (“ROATCE”). While the CHR Committee considers the grants made in 2019 to be current-year compensation, it is important to also recognize and evaluate the impact of performance on prior years’ awards in ensuring executive compensation is in line with performance. To that end, the CHR Committee noted that long-term compensation awarded in 2017 for the three-year performance period ending December 31, 2019, will pay out at 114 percent of target expectations. These payout levels evidence the steady improvement in our corporate performance related to EPS Growth and ROATCE over the period.

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Summary of our Pay-for-Performance Decisions for 2019

Below is a graphic representation of our 2019 pay elements highlighting the performance-based nature of our compensation programs. Compensation for our NEOs is highly correlated to performance and heavily weighted toward compensation components directly connected to the interests of our shareholders. Detailed discussions of each of these elements can be found in the subsection entitled 2019 Compensation Decisions — What We Paid and Why beginning on page 86.

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COMPENSATION DISCUSSION AND ANALYSIS

Compensation Philosophy and Objectives

Our compensation and benefit programs operate under the guidance and oversight of the CHR Committee. The CHR Committee is responsible to the Board for approving Regions’ executive compensation objectives and ensuring that the compensation programs and policies of the Company support the business goals and strategic plans approved by the Board.
We operate in a highly competitive and highly regulated environment. Our ability to successfully compete and grow our business depends on the skill, acumen, and motivation of our executives and their ability to develop and execute a dynamic strategic plan. With this in mind, the CHR Committee established the following guiding principles of compensation to serve as the foundation of our compensation philosophy:

1.	Compensation targets should be transparent and set at competitive levels.

2.
Actual compensation should pay for performance based on goals that are clear and focused. As an associate’s business responsibilities increase, the mix of compensation should be more heavily weighted toward variable compensation that is considered “at-risk,” based on corporate and individual results.

3.	Compensation programs should promote shared value through alignment of the long-term interests of our shareholders, customers, and associates.

4.
Compensation programs should be balanced, incenting sustainable, profitable growth without encouraging associates to take unreasonable risks that may damage the long-term value of the Company. To ensure programs remain consistent with the safety and soundness of the Company, compensation programs will be subject to robust risk management and governance frameworks, including oversight by the CHR Committee of the Board.

5.	Compensation programs should be fair, equitable, and align with our corporate values.
In addition to these broad guiding principles, the CHR Committee adopted a number of key practices that are consistent with our philosophy and our commitment to excellence in corporate governance, including making the decision to refrain from certain compensation and employment practices that are inconsistent with our philosophy and goals. The following chart details some of these decisions and where these decisions are discussed in more detail in this CD&A:

What We Do
✓	Pay for Performance (pages 86-92)
Executive pay decisions are made to ensure that the majority of total direct compensation is at-risk and not guaranteed. For example, 66 percent of our CEO’s actual 2019 compensation is performance based with 61 percent of Mr. J. Turner’s compensation subject to deferral and the requirement for sustained performance over a multi-year period.

✓	Evaluate Performance Using a Combination of Balanced Performance Metrics (pages 86-92)
We evaluate corporate performance in our annual incentive plans by using a diverse set of performance metrics to ensure that no single measure can inappropriately impact compensation. Our performance is evaluated compared to internal expectations, budgets, and plans. Plans also include a degree of discretion allowing for the exercise of sound business judgment by the CHR Committee when assessing performance and corresponding pay decisions.

✓	Require Strong Stock Ownership and Retention of Equity (pages 98-99)
The Board established robust stock ownership guidelines that each of our Directors and NEOs must meet in order to assure that Directors’ and executives’ interests are tied to those of our shareholders. The guidelines include a rigorous 6x base pay ownership requirement for our CEO and a 3x ownership requirement for the remaining NEOs.

✓	Provide for a Strong Clawback Policy (page 97)
In the event previously paid incentive compensation is determined to be based on materially inaccurate performance metrics or an executive has engaged in excessively risky or other detrimental conduct, the CHR Committee has wide latitude to cancel or reduce any current or future incentive compensation. In addition, the CHR Committee has further authority to recapture incentive compensation that has been paid if determined to be in the best interests of the Company and our shareholders. The policy governing clawbacks is reviewed at least annually by the CHR Committee.

✓	Require Double Trigger Change-in-Control Provisions (page 110)
Our change-in-control agreements and long-term incentive awards require both a change-in-control and termination of employment (so-called “double trigger”) to trigger payment. No awards or benefits are paid only upon a change-in-control.

✓	Use an Independent Compensation Consultant (page 95)
The CHR Committee determined its compensation consultant to be independent under both Securities and Exchange Commission (“SEC”) and New York Stock Exchange (“NYSE”) rules. The compensation consultant does no other work for the Company.

✓	Listen to and Engage with Our Shareholders (pages 51-52 and 85)
We conduct an annual advisory Say-on-Pay vote, as recommended by our shareholders, and actively review the results of these votes as we make program decisions. In 2019, shareholders voiced substantial support for our executive compensation plans and programs, with 94.7 percent of votes cast in approval. Additionally, as a part of our corporate governance shareholder engagement program, we solicit feedback regarding our compensation programs from shareholders and proxy advisors and consider any other shareholder comments we receive. Shareholders are also invited to share their views with the CHR Committee as described on page 52.

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What We Don’t Do
X	No Incentive Plans that Encourage Excessive Risk Taking
Protecting against unreasonable risk is a core guiding principle of our compensation philosophy and is demonstrated in numerous ways, including balanced program design; the use of multiple and competing performance measures; the adoption of a clawback and other enterprise-wide risk-related policies; and robust governance and oversight processes to identify, monitor, mitigate, and manage risk. Our comprehensive risk assessment of incentive-based compensation plans by our Risk Management Group, including our CRO, validates our belief that none of our compensation programs create risks that are reasonably likely to have a material adverse impact on the Company.

X	No Employment Agreements for Executive Officers	Our executive officers are at-will employees with no employment contracts.
X	No Tax Gross-Ups on Perquisites (“Perks”)
We do not provide tax gross-ups to our NEOs for any taxable perks provided to them. In addition, we have not entered into any agreements that permit excise tax gross-ups on change-in-control payments since 2011.

X	No Repricing of Underwater Options	We do not reprice “out-of-the-money” stock options.
X	No Hedging, Pledging, or Short Sales	We do not permit our associates or Directors to hedge or short-sell Regions securities. Additionally, our executive officers and Directors are prohibited from pledging Regions securities.
X	No Dividends or Dividend Equivalents on Unearned Grants
We do not pay dividends or dividend equivalents on shares or units that are not earned. We issue dividend and dividend equivalent payments at the end of a performance period only on shares and units that ultimately vest.

X	No Excessive Perks	While the CHR Committee has eliminated most perks, those that remain are monitored to ensure they continue to be based on sound business rationale.
With the guiding principles and key practices mentioned above and set forth by the CHR Committee serving as the foundation, our executive compensation programs described in this CD&A are designed to: (1) retain key talent necessary to compete; (2) motivate talent with a strong pay-for-performance culture to achieve desired results; and (3) encourage sustainable, profitable growth while ensuring the long-term health of the Company is not jeopardized due to imprudent short-term decisions or excessive risk-taking.
Compensation-Setting Process and Timeline

The CHR Committee designs a balanced compensation program that provides competitive fixed base compensation, as well as variable incentive compensation opportunities for performance over the short- and long-term. To do so, the CHR Committee considers market-competitive pay and practices in establishing target pay levels, then uses both formulaic determinations and discretionary factors in determining the actual compensation for the year. While the CHR Committee considers an objective evaluation of performance based on business results to be critical, it also believes it is important to apply discretion, flexibility, and judgment in the decision-making process to ensure executive compensation is balanced between near-term performance and progress toward our longer-term objectives.
The following illustrates elements of the CHR Committee’s decision-making process for the executive compensation program. The program uses a mix of fixed and variable compensation elements that are aligned with the guiding principles described above. Using this process, the CHR Committee has consistently designed executive compensation programs where the large majority of compensation is performance-based, with measures for both corporate and individual performance. It is important to note that though we discuss phases and timeliness of the decision-making process in a manner that may appear to be linear, many steps described below occur continuously and concurrently as the CHR Committee evaluates compensation throughout the year.

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COMPENSATION DISCUSSION AND ANALYSIS

1. Review Competitiveness and Business Objectives
Prior to the start of each calendar year, the CHR Committee focuses on two areas related to upcoming compensation decisions:
Review Market Competitiveness of Pay	Review Potential Plan Changes, Business Plans, Budgets, and Expected Results
The CHR Committee evaluates the market competitiveness of compensation for each of our executive officers in order to guide target compensation decisions for the coming year. With the assistance of its independent compensation consultant, the CHR Committee reviews the compensation of our executive officers against that of the Company’s compensation peer group, as well as a larger group of diversified financial institutions that we compete with for both business and potential talent.

The CHR Committee begins its discussions about compensation plan design for the coming year. Potential plan changes are discussed based on previous effectiveness evaluations. In addition, members of the executive management team advise the Board with respect to business plans, business risks, expected financial results, and shareholder return expectations. The CHR Committee uses these discussions to facilitate the goal setting process for both our short- and long-term performance-based compensation plans.

2. Set Pay Levels and Targets
During the first quarter, the CHR Committee generally establishes current compensation by targeting pay levels, as well as the performance requirements executives must achieve in order to receive performance-based pay elements:

Set Competitive Target Pay Levels	Establish Incentive Plan Metrics, Targets, and Other Requirements
Based on the competitive data previously reviewed and the recommendations of the CHR Committee’s independent compensation consultant and the CEO (when appropriate for executive officers other than himself), the CHR Committee establishes the target pay levels for each executive officer. While competitive benchmarking is not the only consideration in establishing these targets, the CHR Committee generally considers, but does not specifically target, the 50th percentile of total direct compensation (the sum of base salary, short term annual incentive compensation, and long-term incentive compensation grants) of a competitive set of peer organizations and other competitors for talent as a reference point in their decision-making process.

In considering competitive market practices, the CHR Committee reviews and determines the compensation peer group on an annual basis. For more information about our compensation peer group, see page 95 in the Other Policies and Practices Impacting Compensation Decisions subsection.

While we generally consider market medians as the competitive standard, the CHR Committee may set one or more components of compensation for an executive at a level above or below the 50th percentile if it is determined to be appropriate due to either the experience or performance of an individual executive or the needs or specific circumstances of the Company.

Based on previous discussions and presentations to the CHR Committee and the full Board, the CHR Committee reviews previously approved business plans and sets performance targets for both short- and long-term performance plans.

The CHR Committee generally requires budgeted performance levels to be achieved for target payout levels to be paid. Corporate performance is modeled using both adverse and extraordinarily positive performance scenarios. Meaningful threshold and maximum performance levels are also set so executive officers are appropriately incented to achieve results while not being incented to take excessive risk to achieve compensation payments.

Short-term incentive plans are generally based on the company’s budget and internal goals while expectations for long-term plan metrics are set based upon performance compared to internal goals and relative performance as compared to peers. To measure relative performance, the CHR Committee uses a performance peer group that is reviewed and determined on an annual basis. For more information about our performance peer group, which is slightly different than our compensation peer group, see page 96 in the Other Policies and Practices Impacting Compensation Decisions subsection.

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3. Assess Risks and Shareholder and Other Stakeholder Feedback
During the second and third quarters, the CHR Committee focuses on internal performance assessments, risk assessments of compensation, audits of pay practices, pay-for-performance evaluations, as well as shareholder and other stakeholder feedback related to compensation practices:

Internal Assessments	External Feedback Reviews
During the annual joint meeting of the CHR Committee and the Risk Committee, a comprehensive risk analysis of incentive compensation plans is presented by the CRO and is reviewed and discussed. The risk assessment is based on a thorough and comprehensive multi-disciplinary review of incentive compensation plans to ensure they do not encourage executive officers or other associates of the Company to take excessive risks in order to achieve certain compensation levels.

The CHR Committee reviews a current assessment of corporate performance against the performance goals set at the beginning of the year for both the short-term performance plans and any long-term performance grants currently outstanding.

With the assistance of its independent compensation consultant, the CHR Committee evaluates the effectiveness of the prior year compensation programs in achieving established goals and adhering to program principles.

With the assistance of its independent compensation consultant, the CHR Committee considers feedback from external stakeholders, including feedback from shareholders related to the annual Say-on-Pay vote. The CHR Committee reviews compensation assessments from Institutional Shareholder Services, Glass Lewis, and other external sources and feedback from individual shareholders that is received through our corporate governance shareholder engagement program.

In addition to shareholder and investor community feedback, the CHR Committee evaluates any regulatory reviews and matters and, with the assistance of its independent compensation consultant, considers compensation best practices and governance improvements as a part of its continuous improvement process.

4. Evaluate and Certify Company Performance and NEO Compensation
During the fourth quarter of the current year and the first quarter of the following year, the CHR Committee considers items related to current year compensation, as well as prepares for compensation decisions for the upcoming year. Decisions related to NEO compensation and current year performance can be summarized as follows:

Evaluate Company Performance	Certify Company Performance and Calculate Compensation
In the fourth quarter, the CHR Committee previews Company forecasts with regard to performance under the short-term and long-term plans to prepare for payment discussions in the first quarter. Forecasts of performance include financial results based on GAAP, as well as a thorough review of any proposed adjustments to earnings and any unanticipated or extraordinary events that may have occurred during the year. The CHR Committee begins to evaluate qualitative performance factors and separately, in executive session with only CHR Committee members present, participates in a detailed performance review of the CEO.

In the first quarter of the following year, after performance results are known and calculated, the CHR Committee reviews final performance results and determines the need to apply discretion, flexibility, and judgment in order to balance the objective evaluations of performance with near-term performance and progress toward our longer-term objectives. After decisions are made, the CHR Committee certifies the performance results that executive officers have earned for the period.

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COMPENSATION DISCUSSION AND ANALYSIS

2019 Compensation Decisions — What We Paid and Why

Establishment of 2019 Base Salaries and Compensation Targets. After reviewing the competitive pay data provided by its independent compensation consultant, the CHR Committee determined that 2019 compensation levels and targets for our NEOs were generally competitive and reflect the contribution of our executives to the success of the Company. Changes were limited to the CEO’s compensation to recognize his progress since being named to the role in July 2018, and two adjustments to long-term incentive targets for our CFO and COO.
Base Salaries. As summarized on page 80, the CHR Committee approved only one base salary change of 2.6 percent for Mr. J. Turner in early 2019. This decision was made with guidance from the CHR Committee’s independent compensation consultant in recognition that Mr. J. Turner’s base salary was below the 50th percentile of CEO pay in our compensation peer group.
Annual Incentive Targets. The CHR Committee approved an increase in the 2019 annual incentive target bonus opportunity for our CEO and determined the base bonus opportunity would remain consistent with the prior year for the other NEOs. Mr. J. Turner’s annual incentive target bonus opportunity increased from 160 percent to 170 percent. These decisions were made with guidance from the CHR Committee’s independent compensation consultant and were generally in line with the 50th percentile for those positions at companies in our compensation peer group. For the remaining four NEOs, the CHR Committee considered competitive market information, as well as individual performance and contribution to the Company, and determined that the incentive target opportunity would remain 115 percent of base salary.
Long-Term Incentive Targets. With respect to long-term incentive compensation, the CHR Committee approved long-term incentive target increases for Mr. D. Turner and Mr. Owen and determined the targets for the other three NEOs would remain unchanged as compared to 2018. As further discussed on page 90, the CHR Committee approved increasing the long-term incentive by $200,000 for Mr. D. Turner and Mr. Owen, resulting in a target of $1,400,000 for each of them. The changes were made in consultation with the CHR Committee’s consultant with the consideration of each executive’s contributions to the Company as well as an analysis of competitive market data.
The resulting 2019 annualized base salaries, annual incentive targets, and long-term compensation targets, including the magnitude of changes, are summarized below:

	Base Salary Change		2019 Annualized Base Salary	2019 Annual Incentive(1)				2019 Long-Term Incentive			2019 Total Target Compensation (2)
Name				Previous Target		2019 Target	Target Annual Incentive	Target Change		Target
John M. Turner, Jr.	ñ	2.6%	$975,000	ñ	160%	170%	$1,657,500	ó	$—	$4,375,000	$7,007,500
David J. Turner, Jr.	ó	—%	$664,200	ó	115%	115%	$763,830	ñ	$200,000	$1,400,000	$2,828,030
John B. Owen	ó	—%	$700,000	ó	115%	115%	$805,000	ñ	$200,000	$1,400,000	$2,905,000
C. Matthew Lusco	ó	—%	$584,250	ó	115%	115%	$671,888	ó	$—	$1,200,000	$2,456,138
Fournier J. Gale, III	ó	—%	$584,045	ó	115%	115%	$671,652	ó	$—	$1,200,000	$2,455,697

(1)
The 2019 annual incentive target is based on multiplying the NEO’s target bonus opportunity percentage by the annualized 2019 base salary for each NEO (based on annualizing base salary rates as determined by the CHR Committee). Calculating the annual target incentive in this manner does not take into consideration the timing of changes in base salary, should any change occur, throughout the year.

(2) The CHR Committee considers Total Target Compensation to be the target NEO compensation for the performance period. The Summary Compensation Table on page 102 includes an additional element of compensation, change in pension value, that the CHR Committee does not consider to be current compensation.

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2019 Annual Cash Incentive Payments
Plan Requirements. In designing the annual incentive compensation program for 2019, the CHR Committee determined the level and amount of incentive compensation that would be based on consideration of both corporate and individual performance. At the beginning of the year, the CHR Committee established corporate performance targets based on our financial plans, budgets, and expectations in support of strategic priorities, subject to the safety and soundness requirements described below. Additionally, the CHR Committee decided to simplify the performance metrics, focusing on profitability and efficiency. The CHR Committee also determined that customer service goals would serve as a potential modifier to the plan and that annual incentive performance would be determined on an absolute basis, comparing actual performance to budgeted internal goals. Individual NEO performance goals, focused on role-based expectations supporting our strategic priorities, were also determined during the same time period. The combination of corporate and individual performance results in an annual cash incentive award that can be earned between zero percent and 200 percent of target. The design of the annual cash incentive plan, as determined in early 2019, is tied to the achievement of strategic priorities as follows:

Safety and Soundness Requirements. In keeping with prior years, the CHR Committee decided that in addition to the specific corporate and individual performance requirements, the potential annual incentive calculations are subject to safety and soundness requirements. Guidance issued by the Board of Governors of the Federal Reserve System (“Federal Reserve”) instructs banking institutions to consider the “full range of current and potential risks including the cost and amount of capital and liquidity needed to support risks” in their compensation plans. To address this principle, the CHR Committee included the potential for two negative adjustments designed to reduce annual incentive payments in the event Regions does not maintain capital and liquidity at levels vital to the safety and soundness of the Company. The deduction for not meeting each requirement is 20 percent of the measured achievement. Therefore, even if corporate performance meets the financial and customer service goals set by the Board, the portion of incentive compensation based on corporate performance may be reduced up to 40 percent if performance is at the expense of capital and/or liquidity requirements.
Discretion to Adjust in Response to Risk and Performance. The CHR Committee reserves the discretion to adjust the performance goals established at the beginning of a plan year, including the ability to consider corporate performance metrics either on a GAAP or non-GAAP adjusted basis and other qualitative factors, if deemed necessary. The CHR Committee also retains discretion in the determination of individual performance under the plan. Blending the clarity provided by predetermined targets and expectations with the thoughtful application of discretion to consider items that should be excluded from, or included in, performance calculations, provides the CHR Committee the flexibility and judgment critical to deliver incentive compensation that reflects both near-term performance results and progress toward longer-term objectives. This combination of fixed formulas, along with latitude in assessing performance based on the CHR Committee’s informed judgment, allows for consideration of unanticipated market conditions and other events that may impact operating performance. We believe that this latitude is important in mitigating risk as it reduces the potential that our executive officers may be encouraged to take actions with respect to unanticipated items based on the impact the actions may have on their incentive compensation, rather than based on the merits and impact that the actions may have on achieving our long-term goals and objectives.
2019 Plan Results. Seventy percent of the annual incentive for our NEOs is based upon corporate performance with the remaining thirty percent of the annual incentive based upon an assessment of each NEO’s individual performance.
Assessment of Corporate Performance. In early 2020, the CHR Committee reviewed and considered corporate performance under the criteria set at the beginning of 2019. When performance was measured without adjustments, it was calculated at 90 percent of target. However, when making decisions with respect to performance against goals, the CHR Committee has traditionally considered and generally applied adjustments to results as reported to our shareholders in earning releases and related annual reports and filings. Over the last several years, the application of these adjustments has both positively and negatively impacted the final annual corporate performance calculations.
In this regard, the 2019 corporate performance evaluation was no different than previous years. The CHR Committee considered and adjusted results for accounting expenses that were as the

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result of branch consolidation, property and equipment charges, gains on the sales of mortgage loans, severance, securities losses, loss on early extinguishment of debt and other items. These adjustments were both positive and negative and combined to represent an increase in corporate performance of less than 5% for the 2019 short-term incentive performance period.
In addition to the normal adjustments noted above, 2019 proved to be an unusual and unprecedented performance year when considering the volatile interest rate environment. Plans and budgets were built prior to the beginning of the year with an expectation of two potential interest rate increases while what materialized was a series of three rate decreases.
As is its practice, beginning in the second quarter of the year, the CHR Committee and the executive management team began discussing Company results, including the impact of the interest rate environment on both results (year-to-date and projected) and the performance metrics under the Company’s incentive plans. Executive management clearly noted that the adverse interest rate environment was impacting the Company’s budgeted performance and shared adaptations being made to strategies and plans to mitigate the impact to performance. Among the actions taken to mitigate exposure to volatile interest rate fluctuation was the implementation of a derivative strategy designed as a hedge to protect cash flow in a declining interest rate environment. While the strategy had the desired positive impact to earnings, it also had the unanticipated consequence of negatively impacting ROATCE performance due to inflated levels of unrealized other comprehensive income. Given the unbudgeted and unintended consequence this action had on the ROATCE calculations, coupled with the desire not to penalize management for taking actions to protect earnings and shareholder value at the detriment of incentive compensation payouts, the CHR Committee discussed the possibility of adjusting performance goals in light of the unprecedented environment.
As the CHR Committee and management continued to review and discuss business results throughout the second and third quarters, it ultimately determined that the mitigative actions taken were in the best short- and long-term interests of the Company and its shareholders. While the CHR Committee did not adjust for the unbudgeted negative impact of interest rates on the profitability components of our annual incentive plan (i.e. efficiency ratio, net income, numerator of ROATCE), the CHR Committee did believe it was appropriate to exclude the impact of other comprehensive income, which was primarily related to unrealized gains/losses on investment securities and derivatives from the denominator of the ROATCE performance calculation. This decision was communicated to management in October of 2019. With consideration of all adjustments, corporate performance was approved at 106 percent of target as shown in the following tables.

		Absolute Performance Against Internal Targets
		2019 Goal Achievements
	Performance Metric	Threshold	Target	Maximum	Attainment	% of Goal
Weighting	Profitability Metrics
25%	Adjusted Return on Average Tangible Common Equity from Continuing Operations (1)	15.33%	18.04%	19.84%	17.40%	93.8%	=	96%
25%	Adjusted Income from Continuing Operations Available to Common Shareholders ($ millions) (1)	$1,347	$1,585	$1,743	$1,530	93.9%
50%	Adjusted Efficiency Ratio (2)	60.2%	57.9%	56.4%	58.0%	98.2%
Plus or minus10 points	Customer Service Metrics Modifier * No modification for target performance * Minus 1 point for every percentile below the 70th percentile, maximum 10 points * Add 1 point for every percentile above the 80th percentile, maximum 10 points	60th	70th - 80th	90th	>90th	Maximum	=	10%
TOTAL CORPORATE PERFORMANCE								106%

(1)	Non-GAAP measures — see reconciliation in Appendix A.

(2)	Non-GAAP measure — see reconciliation in Regions’ Annual Report on Form 10-K for the year ended December 31, 2019, on page 44.

Required Reductions	Goal	Result	Required Reduction Indicated?

Primary Liquidity Risk Factor	Low Risk or Better	Low Risk	NO
Capital Action Status	Monitoring or Deploy	Deploy	NO

Assessment of Individual Performance. With respect to Mr. J. Turner, the independent Board members used a formal process consistent with prior years to assess performance. Each Board member provided an evaluation in the areas of leadership, strategic planning, financial performance management, customer relations, management of personnel, communications, and Board relations. Mr. J. Turner’s achievements noted by Board members include, but are not limited to, items listed in the table below.

To determine the individual performance rating for Mr. J. Turner, the CHR Committee met in executive session with its compensation consultant to discuss and finalize performance results. To determine the individual performance rating of the other NEOs, the CHR Committee consulted with our CEO regarding the assessment. The table below outlines the individual NEO performance ratings and a high-level summary of the achievements noted when making the performance rating decisions:

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Name	Individual Performance Rating	Comments
John M. Turner, Jr.	125%
-    Set a vision and direction for the Company that was well understood, widely supported, consistently applied, and effectively implemented and proved his adaptability in adjusting to changing economic expectations throughout 2019
-    Successfully led the Company through a challenging economic environment due to the slowing economy and unexpected declines in interest rates. Despite missing some of the financial goals set at the beginning of the year, the Company delivered the highest level of pre-tax pre-provision income in over a decade due in no small part to Mr. Turner’s leadership
-    Meaningfully and successfully engaged with shareholders, customers, and associates
-    Strengthened executive management through the addition of strong, diverse talent and continued development of the current team of seasoned leaders
-    Continues to demonstrate strong and effective communication with the investment community as evidenced through Regions’ 2019 Investor Day and other shareholder engagement initiatives

David J. Turner, Jr.	130%
-    Successfully executed a well run and well received Investor Day in early 2019, as well as other important shareholder and investor community engagement programs
-    Showed foresight and vision in developing and implementing a strategic interest rate hedging strategy designed to protect Company performance during a declining, low interest rate environment
-    Strengthened the senior leadership team, adding additional leaders in key positions and strengthening internal relationships with business partners
-    Continued outreach efforts with credit rating agencies, resulting in a rating outlook upgrade in late 2019

John B. Owen	135%
-    Led diligent execution of continuous improvement programs; 17 continuous improvement initiatives were completed in 2019, bringing the two-year total to 27
-    Reduced occupancy by over 650,000 square feet
-    Successful implementation of new fraud reduction strategies
-    Exceeded expectations related to strategic human resources initiatives, including establishing a highly diverse senior leadership team and creating leadership development opportunities for senior and mid-level management associates resulting in a notable increase in talent depth and diversity
-    Successfully completed projects in both our digital and consumer banking areas, automating manual processes and deploying artificial intelligence capabilities in support of our strategic initiatives to enhance the customer experience

C. Matthew Lusco	120%
-    Successfully implemented a new governance risk compliance platform including seven modules supporting third party risk management, control testing, integrated risk assessments, loss events, and issues tracking; this implementation resulted in cost savings, process efficiencies, and improvements to the first and second lines of defense documentation production
-    Through Risk’s Greenhouse Initiative, presented over 52 continuous improvement initiatives for consideration and/or implementation; the Greenhouse Initiative fosters and advances a continuous improvement mindset and culture within the Risk organization
-    Partnered with fraud operations and provided challenge and analytical support in successful implementation of new fraud reduction strategies
-    Successfully completed several leadership initiatives, including diversity and inclusion workshops and activities, that resulted in increased associate engagement results across the entire Risk organization

Fournier J. Gale, III	100%
-    Led the company’s continued focus on providing our stakeholders comparable and decision-useful ESG disclosures in alignment with our strategic focus on continuously improving, including publishing a SASB disclosure, CDP Climate Change Response, Human Rights Statement, and Vendor Code of Conduct
-    Enhanced our approach to shareholder engagement by significantly increasing the number of engagements arranged between institutional shareholders and Regions’ independent Directors
-    Championed board effectiveness, board diversity, and governance processes, including the Board’s adoption of a version of the “Rooney Rule” for director searches
-    Promoted a culture of compliance and oversight of legal risks, while serving as a point of contact with our prudential regulators on a range of legal matters facing the banking industry and the company
-    Deployed successful legal expense management initiatives

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2019 Annual Incentives Earned. As a result of the 2019 performance decisions discussed above, the CHR Committee approved the following annual cash incentive payments for our NEOs in early 2020:

Name	2019 Target Incentive(1)	Total Incentive Received
John M. Turner, Jr.	$1,646,875	$1,839,559
David J. Turner, Jr.	$763,830	$864,656
John B. Owen	$805,000	$923,335
C. Matthew Lusco	$671,888	$740,420
Fournier J. Gale, III	$671,652	$699,861

(1)
The 2019 target incentive is based on multiplying the NEO’s bonus opportunity percentage achieved by the actual salary paid to the NEO during 2019. Using the actual salary paid accommodates changes in base salary, should any change occur, throughout the year.

2019 Long Term Incentive Plan (“LTIP”) Grants. The CHR Committee believes that deferring a large part of compensation plays an important role in linking incentives to risk outcomes or aspects of performance that become apparent only with the passage of time. The responsibilities of our NEOs are largely strategic in nature, and while our NEOs diligently work to understand and mitigate risks, the actual outcomes of many of the business actions taken will not be certain for extended periods of time. For this reason, long-term incentive compensation is the largest portion of our executive compensation program for NEOs. After consultation with its independent compensation consultant and Mr. J. Turner regarding grants for the other NEOs, the CHR Committee approved a $200,000 increase in the targets for Messrs D. Turner and Owen, resulting in a total grant target and 2019 award of $1,400,000. The changes were made in consultation with the CHR Committee’s consultant with the consideration of each executive’s contributions to the company, as well as an analysis of competitive market data.

The CHR Committee met separately with its independent compensation consultant to review the long-term incentive grant target for Mr. J. Turner. After comparing Mr. J. Turner’s total compensation target to that of other CEOs within our compensation peer group and reflecting both the desire to ensure Mr. J. Turner’s target is competitive with the median of peer CEOs and recognizing his tenure and performance, the CHR Committee determined no change would be made to Mr. J. Turner’s long-term incentive target and the 2019 grant would be made at target.
For the remaining NEOs, neither the long-term incentive grant target nor awarded grant changed when compared to the prior year.
The table below presents the targeted economic value of the grants awarded by the CHR Committee to each NEO on April 1, 2019, and the division of the grant between each long-term component:

Name		Total Targeted LTIP Economic Value	Value of RSUs	Value of PSUs	Value of Performance- Based Cash Units
John M. Turner, Jr.	ñ	$4,375,000	$1,458,334	$1,458,334	$1,458,333
David J. Turner, Jr.	ñ	$1,400,000	$466,667	$466,667	$466,666
John B. Owen	ñ	$1,400,000	$466,667	$466,667	$466,666
C. Matthew Lusco	ó	$1,200,000	$400,000	$400,000	$400,000
Fournier J. Gale, III	ó	$1,200,000	$400,000	$400,000	$400,000
Long-Term Incentive Program Design. Our long-term incentive program is designed to drive long-term performance, enhance retention, align interest with shareholders, and address longer-term risk concerns. Grants to NEOs in 2019 were split equally among three components that are all subject to the Company meeting certain safety and soundness criteria:
(1) Restricted Stock Unit Awards (“RSUs”), (2) Performance-based Stock Unit Awards (“PSUs”), and (3) Performance-based Cash Unit Awards. The performance-based vesting period for PSUs and performance-based cash awards is three years. Additionally, all long-term incentive grants are subject to a three-year service-based vesting period, except in the case of retirement when performance-based vesting continues to apply while service-based vesting requirements are accelerated.
RSUs represent one-third of the award and include a three-year service-based vesting requirement, which means that the awards will generally not vest unless the NEO remains employed until April 1, 2022, the third anniversary of the grant. In addition, up to 40 percent of the award may be forfeited if Regions does not continually meet standards for liquidity and capital deployment designed to protect the safety and soundness of the Company.
PSUs and Performance Cash Units are performance-based awards comprising the remaining two-thirds of the award, split equally between PSUs and performance-based cash units. These awards include a three-year service-based vesting requirement and are subject to standards for liquidity and capital deployment and specific performance criteria to determine the ultimate value. An individual NEO’s PSUs and performance-based cash units can be earned between zero percent and 150 percent of target depending on the level of achievement.

•
Performance measures. Vesting of both PSUs and performance-based cash units are based on two measures: EPS Growth and ROATCE. Each measure carries a 50 percent weight in determining the final value of the performance award. These operating measures were chosen because they (i) are critical to the long-term success of the Company, (ii) are transparent to shareholders and the NEOs, and (iii) create healthy tension between profitability and the quality of earnings, which is important to shareholder value and protecting the safety and soundness of the

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Company. Both metrics include anticipated capital distribution plans as submitted to our bank regulators through the Comprehensive Capital Analysis and Review (“CCAR”) process and approved by the Board. As a result, management has little discretion in altering capital plan actions which, in turn, limits their ability to impact executive compensation.

•
Weighting of Metrics. Each metric is weighted equally and is measured based upon both absolute performance against Company goals over the three-year performance period and an evaluation of relative performance as compared to our peers. We do this through the use of a matrix where the “X” axis represents our performance against the absolute goals we set for ourselves over the performance period, and where the “Y” axis represents our performance against banks selected as our performance peer group using these same measures.

•
Balancing of Absolute and Relative Performance. By establishing absolute goals within a range of outcomes, coupled with performance against banks in our performance peer group, a matrix mitigates some of the challenges associated with setting precise goals that could incent imprudent risk taking by executive officers and avoids the “best of the worst” outcome that is possible with the exclusive use of relative measurement.

–Absolute Performance. The CHR Committee

established the absolute goals for this portion of the matrix by considering financial and operational expectations related to our strategic planning process for the January 1, 2019, through December 31, 2021, performance period. Absolute EPS Growth and ROATCE goals provide NEOs with goals that are important to the Company. Given ongoing marketplace volatility and changing regulatory environment, establishing absolute goal targets for a multi-year time period is challenging. The CHR Committee believes these goals and expectations represent challenging, yet achievable, levels of performance that both create shareholder value and protect the safety and soundness of the Company.

–
Relative Performance. In addition to absolute performance, the CHR Committee also considers our EPS Growth and ROATCE performance relative to other banking competitors. Though relative measurement mitigates the inherent difficulties of setting long-term goals, if it was used as the single performance measurement, it could inappropriately reward the outcome of being the “best of the worst.” The following chart sets forth the matrices used for measuring performance and the ultimate payout level of the PSUs and performance-based cash awards granted in 2019:

EPS Growth Metric — 50% Weight							ROATCE Metric — 50% Weight
	Peer Group	Payout Opportunity for EPS Goal						Peer Group	Payout Opportunity for ROATCE Goal
Max	75 %ile	50%	75%	100%	125%	150%	Max	75 %ile	50%	75%	100%	125%	150%
Target	50 %ile	25%	50%	75%	100%	125%	Target	50 %ile	25%	50%	75%	100%	125%
Thresh.	25 %ile	0%	25%	50%	75%	100%	Thresh.	25 %ile	0%	25%	50%	75%	100%
		Significantly Below Target	Below Target	Slightly Below Target	Target	Above Target			Significantly Below Target	Below Target	Slightly Below Target	Target	Above Target
		Regions’ Absolute EPS Growth (3-year cumulative compounded growth rate)							Regions’ Absolute ROATCE (3-year average)

LTIP PERFORMANCE TARGET DISCLOSURE
Performance targets and the payout percentages generated for each level of long-term incentive performance are determined each year by the CHR Committee based on Company budgets and goals, as well as known prevailing economic conditions. We do not disclose the internal absolute performance targets set for the three-year performance period in the above matrices because such disclosure could be construed as earnings guidance. The CHR Committee believes the target levels for absolute performance are challenging, yet achievable. While we do not disclose forward looking goals, we commit to disclosing target performance and performance achievement in the CD&A each year as performance awards vest. Though the matrices above do not include goals, they demonstrate the expectation of a zero percent payment if we do not meet approximately one-half of the cumulative amount projected, as part of our strategic planning process, for the three-year period ending December 31, 2021.

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Payout of 2017-2019 Performance-Based Awards and Differences in SEC Reporting Requirements and How the CHR Committee Views Compensation
In order to understand the decisions made by the CHR Committee for 2019 and the value of the compensation granted to our NEOs, it is important to understand the difference between what the CHR Committee considers as current-year compensation and what SEC rules require us to report. The values of 2019 long-term awards as considered by the CHR Committee and shown in the table on page 90 differ from the values listed in the Summary Compensation Table on pages 101 through 103 and the Grants of Plan-Based Awards table on pages 104 and 105 in two important ways:
(1) The first difference deals with the timing of when certain components of our compensation program are recognized as being received by the NEO. The CHR Committee considers equity denominated awards to be compensation received by the NEO in the year in which the equity denominated award is granted. This is consistent with the SEC requirement that equity denominated awards be reported in the year of grant in the Grants of Plan-Based Awards table and in the Summary Compensation Table under the “Stock Awards” column. However, though a Performance-Based Cash Unit award is granted in conjunction with the equity denominated awards, with the same performance period and vesting date, and is reported in the Grants of Plan-Based Awards table in the year of grant, SEC rules require that the Performance-Based Cash Unit award not be reported in the Summary Compensation Table until the end of the applicable performance period when the value of the cash earned, if any, is reported in the column “Non-Equity Incentive Plan Compensation.” Due to this difference, the Summary Compensation Table does not include the value of Performance-Based Cash Unit awards granted by the CHR Committee in 2019, but does include the final value in connection with Performance-Based Cash Unit awards granted in 2017 that fully vested after the performance period ended in 2019. It is important to remember that though it differs from SEC reporting rules, our CHR Committee views long-term Performance-Based Cash Unit awards as compensation in the year they are granted just as both the CHR Committee and the SEC consider grants of long-term awards that are equity-based.
To understand the value reported in the Summary Compensation Table related to Performance-Based Cash Unit awards, following is a summary of the 2017 award. The 2017 Performance-Based Cash Unit award was subject to a three-year performance period that ended at December 31, 2019. The following table sets forth the performance metrics achieved for the performance period and the percent of target earned by NEOs as of the end of 2019:

		2017 - 2019 Performance-Based Award Results
Performance Metrics and Weights		Target	Performance	Payout	Weight	Payout % of Target
Absolute EPS Growth (Compounded Annual Growth Rate)	25%	6.5%	15.9%	107%	50.0%	53.5%
Relative EPS Growth	25%	50th percentile	32nd percentile
Absolute ROATCE	25%	9.75%	12.57%	121%	50.0%	60.5%
Relative ROATCE	25%	50th percentile	46th percentile
Final Results						114%

Consistent with decisions made for the 2017 performance year, the CHR Committee determined that any one-time or ongoing impact, whether positive or negative, related directly to the implementation of the 2017 Tax Cuts and Jobs Act (“Tax Reform”) would be excluded from performance calculations. In making its decision, the CHR Committee sought to consider potential accounting and/or tax deductibility impacts of the exclusion. After review of plan and grant agreement documentation and the original intent of the CHR Committee with regard to such adjustments, it was determined that the adjustments would not negatively impact either accounting or the tax deductibility of the award. Accordingly, absolute EPS Growth and ROATCE results for 2018 and 2019 were reduced by the exclusion of the positive impact of Tax Reform.
Similar to the Performance-Based Cash Unit awards, the PSUs issued in 2017 used the same metrics and goals and, therefore, NEOs also earned 114 percent of target awards granted. The SEC considers this compensation reportable for 2017. Accordingly, these awards are not included in the Summary Compensation Table for 2019.
(2) The second difference relates to the reported value of stock-based awards. The SEC rules require that companies report the value of equity-denominated awards in the “Stock Awards” column of the Summary Compensation Table in the year they are granted. This is the same way the CHR Committee considered these awards. Nevertheless, there is a difference in the values noted in the table above and the values noted in the Summary Compensation Table due to the way we determine the number of shares each NEO will receive after the CHR Committee has established the economic value of an award. To determine the number of PSUs and RSUs, we divide the award value granted by the 30-day average closing price of Regions common stock prior to the grant date to minimize any impact of day-to-day stock price changes on the number of shares granted. The 30-day average for 2019 was $15.09. SEC rules require us to report the grant date fair value of shares, which is the closing price of Regions common stock on the date of the grant. The value of share units granted on April 1, 2019 was $14.67 per share.
For further information, page 13 includes an alternative compensation table that details the way the CHR Committee views the compensation decisions made for 2019.

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Other Benefits and Perks

In addition to the compensation elements described above, NEOs participate in limited perk programs and other benefits programs, many of which are available to all associates.
Regions Retirement Programs. Regions sponsors two types of retirement programs: defined benefit and defined contribution retirement programs, each made up of tax-qualified and nonqualified plans. The operation of these retirement plans and the value of the benefits that NEOs accrue under these plans are described below and in the discussion that accompanies the Pension Benefits and Nonqualified Deferred Compensation tables on pages 107 through 109 and the Summary Compensation Table on pages 101 through 103.
(1) Defined benefit plans. The Regions Financial Corporation Retirement Plan for Associates (the “Retirement Plan”) and Regions Financial Corporation Post 2006 Supplemental Executive Retirement Plan (“SERP”) are defined benefit plans. While participation requirements were impacted over time due to several corporate transactions, the Retirement Plan and the SERP generally were closed to new participants as of 2007.
The Retirement Plan is a tax-qualified plan under Section 401(a) of the IRC. NEOs participating in this plan participate on the same basis as all associates.
The SERP is a nonqualified plan that provides benefits to a limited number of senior officers of the Company, including four of our NEOs. The SERP provides benefits that serve to attract and retain high quality senior executive talent. There are two types of retirement benefits in the SERP: a regular benefit and a benefit calculated under an alternative target formula. The regular benefit is calculated using the same formula as the Retirement Plan with the following differences: (1) instead of averaging base earnings over five years of service, it averages base earnings and short-term cash incentives over the highest three consecutive years of service out of the last 10 years of service, (2) there are no compensation limitations, and (3) the maximum years of service used in the calculation is 35 years of service instead of 30.
The alternative target benefit includes a more generous formula for determining retirement benefits and was designed to be highly retentive as it includes significant vesting requirements. A participant must generally work for the Company for a minimum of 10 years and must reach age 60 before the alternative target benefits vest. Any termination of employment (except in the case of death, disability, or a change-in-control) prior to reaching age 60 with a minimum of 10 years of service will result in a forfeiture of amounts attributable to the alternative target benefit in excess of the regular benefit. A limited number of executives are eligible for an alternative target benefit in the SERP.
The following is a brief description of each NEO’s participation in these plans:
Mr. John Turner - Mr. J. Turner has nine years of credited service. Through prior service, he is a participant in the Retirement Plan but is no longer accruing additional benefits. Mr. J. Turner participates in the SERP and receives the alternative target benefits outlined above. Although he is accruing benefits, he is not vested at this time as he has neither the minimum years of service nor reached the minimum vesting age.

SEC rules require us to report the value of the benefit even though it may not be vested; therefore, the values reported in the Pension Benefits table and in the column of the Summary Compensation Table relating to increases in pension benefits include amounts that Mr. J. Turner has not yet earned.
Mr. David Turner - Mr. D. Turner has 14 years of credited service with the Company and participates in both the Retirement Plan and the SERP. His benefits are determined using the regular benefit calculations previously discussed, and he is not eligible for the alternative target benefit.
Mr. Owen - Mr. Owen has 12 years of credited service. He does not participate in the Retirement Plan but is entitled to receive the alternative target benefit under the SERP. While he is accruing benefits under the target alternative formula, he is not vested at this time as he has not reached the minimum vesting age. In the event Mr. Owen leaves the Company prior to age 60, he will receive no SERP benefit from the Company.
Despite that Mr. Owen is not vested in his SERP benefit, SEC rules require us to report the value of the benefit even though it may not be vested; therefore, the values reported in the Pension Benefits table and in the column of the Summary Compensation Table relating to increases in pension benefits include amounts that he has not yet earned.
Mr. Lusco - Mr. Lusco has nine years of credited service. He does not participate in the Retirement Plan but does participate in the SERP. His benefit is subject to significant retentive vesting requirements and is calculated using the regular benefit calculations previously discussed. He is not eligible for the alternative target benefit. In order to receive the regular benefit, Mr. Lusco must have reached age 62, or have reached age 55 with a minimum of 10 years of service. As Mr. Lusco recently reached age 62, he is now vested in the SERP benefit.
Mr. Gale - Mr. Gale was hired after the defined benefit plans were closed to new associates and after he had already reached full retirement age; therefore, he does not participate in either plan and will not receive any pension benefit from the Company, though he does participate in the Regions Financial Corporation 401(k) Plan (“401(k) Plan”) and the Supplemental 401(k) Plan.
Pension Benefits Compensation. The Pension Benefits description and table include a more detailed description of retirement benefits and a calculation of the value of pension benefits for each NEO. In addition, the Summary Compensation Table provides a value that represents the change in the lump sum value of pension benefits from 2018 to 2019. Several factors influence the calculation of this change. For most participants, the change is a result of additional years of service, the passage of time, changes in discount rates, and mortality tables. While each contributed to different degrees to the pension benefit increases reported in the Summary Compensation Table, more of the more notable factors in this year’s change include:

•
Specifically with respect to our CEO, Mr. J. Turner’s pay in the last two years has been appropriately increased to an amount commiserate with his new role and responsibilities. Our retirement benefit formula is a “final average earnings” formula using the highest three consecutive years of pay. As

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a result, increases in pay can have a significant impact on the change in pension value when the years of higher pay replace lower values in the three year average calculation.

•	Other executives have also benefited from increased pay as the result of annual bonuses in two of the past three years that have been above target.
(2) Defined contribution plans. Regions Financial Corporation 401(k) Plan and Supplemental 401(k) Plan are defined contribution plans that allow eligible associates to contribute a portion of their total base and annual incentive compensation on a pre-tax or Roth basis into accounts that are held and invested on a tax-deferred basis until termination of employment or retirement. The 401(k) Plan is a tax-qualified retirement plan under Section 401(a) of the Internal Revenue Code (“IRC”) in which all eligible associates can participate, while the Supplemental 401(k) Plan is a nonqualified plan for certain associates whose participation in the 401(k) Plan is generally limited due to the qualified plan’s compensation and contribution limits.
The Company makes a contribution to the 401(k) Plan (and a deemed contribution to the Supplemental 401(k) Plan) equal to the deferral rate elected by the participant up to a maximum of 5 percent of pay. In addition to the matching contribution, the Company provides a non-contributory 2 percent of pay allocation to the 401(k) Plan (and a deemed 2 percent of pay allocation to the Supplemental 401(k) Plan) for any associate who does not accrue a benefit in the Retirement Plan. In 2019, all of our NEOs participated in these plans and received the Company matching contribution of 5 percent of pay. As he is not a participant in the Retirement Plan or SERP, Mr. Gale received the non-contributory 2 percent of pay allocation to the 401(k) Plan and the Supplemental 401(k) Plan.
Perquisites. Our NEOs are eligible to participate in employee benefit programs generally available to all associates. While we generally do not offer a broad range of perks to our NEOs, we have provided certain personal benefits that are not available to other associates. The CHR Committee regularly reviews the perks available to executive officers to determine whether these programs continue to serve the purpose of benefiting the Company and has historically discontinued programs that it determines is not based on sound business rationale.

In General. In 2019, NEOs continued to be eligible for financial planning services, Company-provided security monitoring for private residences, certain relocation benefits, and enhanced coverage for annual physicals. Additionally, the Company may maintain memberships in organizations that certain executive officers may utilize for business entertainment purposes. These memberships are provided because we believe that they serve a necessary and reasonable business purpose. It is expected that executive use will always involve a bona fide business purpose. The total cost of these perquisites to the Company represents an immaterial portion of total compensation. Any special benefits our NEOs received are included in the Summary Compensation Table.
Use of Corporate Aircraft. The use of corporate aircraft is subject to a formal program, approved by the CHR Committee and the NCG Committee, that sets forth the criteria and procedures applicable to its use.
It has long been our policy to require our CEO to use corporate-owned or other non-commercial aircraft for business travel when possible. The policy allows our CEO to use corporate-owned aircraft for personal travel up to a maximum value of $100,000 per year. In the event the value of personal use (as measured based on the incremental cost of operating the aircraft) exceeds $100,000 in any year, our policy requires the CEO to reimburse the Company the full incremental cost of operating the corporate aircraft.
Mr. J. Turner is subject to an Aircraft Time Sharing Agreement with the Company that governs the terms and conditions of personal use of the corporate aircraft. Although the policy and the agreement allow for personal use without cost up to $100,000 per year, Mr. J. Turner’s 2019 personal use of corporate aircraft was $16,500. Additionally, the Board authorized the CEO to make corporate-owned aircraft available for the personal travel of other Company associates on a limited basis, such as in the event of emergency or when personal use may be in the best interest of the Company due to either efficiency or safety concerns. No other NEO utilized the corporate aircraft for personal use in 2019.
Tax Liabilities. Any perquisites that result in a personal benefit are imputed as income to the executive in accordance with Internal Revenue Service (“IRS”) rules. NEOs are personally responsible for all taxes this income. The Company does not gross up the income to cover taxes.
Compensation Framework, Policies, Processes, and Risk Considerations

Our compensation and benefit programs operate under the guidance and oversight of the CHR Committee. The CHR Committee is comprised of independent non-employee Directors, with considerable experience in executive compensation matters, and who are not eligible to participate in any of the management compensation programs or other employee benefit or compensation plans of the Company, except for grants of equity compensation under the Company’s LTIP pursuant to the Director Compensation Program. Directors who served as members of the CHR Committee during 2019 include:

Members serving the entire year:
Don DeFosset, Chair
Samuel A. Di Piazza, Jr.
Ruth Ann Marshall
Timothy Vines
Zhanna Golodryga
Members serving a partial year:
Susan W. Matlock - until April 24, 2019
José S. Suquet - until April 24, 2019
Each CHR Committee member has been affirmatively determined to be independent as defined by NYSE rules, applicable SEC rules and regulations, and our Corporate Governance Principles’ considerations. The CHR Committee

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operates under a written charter approved by the Board. A copy of the charter is available on our website at ir.regions.com/governance.
Committee Meetings. The CHR Committee holds meetings as often as it deems necessary to perform its duties and responsibilities, but not fewer than three times a year. Although many compensation decisions are made in the first quarter of the year, as outlined on pages 83 through 85, the decision-making process is continuous and neither ends nor begins with any one meeting. During 2019, the CHR Committee met six times to review, discuss, and approve compensation decisions for the Company and held one joint meeting with the Risk Committee.
The CHR Committee asks its independent compensation consultant to attend all regularly scheduled meetings, as well as some of the Committee’s special meetings. Other outside advisors, including legal counsel, may also attend meetings when members feel additional guidance on specific topics may be beneficial. Meetings are typically attended by the CEO, Chief Human Resources Officer, Head of Total Rewards, and Chief Governance Officer. The CFO and CRO attend meetings when Company budget and performance information or incentive plan design is presented. As previously noted, at least one joint meeting of the CHR Committee and the Risk Committee is held each year. During this joint meeting, representatives from the Risk Management Group, including the CRO, review associate conduct and a comprehensive risk assessment of the Company’s incentive plans, including both plans that cover executive officers, as well as plans that cover other associates of the Company.
In February 2018, the CHR Committee expanded its charter to include additional human capital management oversight. Throughout the year, the CHR Committee heard from other executives in relation to its expanded oversight or other topics of interest. Additionally, every CHR Committee meeting includes an executive session without the participation of any member of the executive management team. The independent compensation consultant typically participates in a portion of these executive sessions.
Independent Compensation Consultant. During 2019, the CHR Committee engaged Frederic W. Cook & Co., Inc. (“Cook & Co.”) to serve as the independent compensation consultant to the CHR Committee and to provide advice relating to Regions’ executive compensation programs and practices.

As one of the leading independent compensation consulting firms in the country serving as a consultant to a large number of Fortune 500 companies, Cook & Co. advises the CHR Committee on best practices for compensation governance, including practices outside of the financial services industry. The CHR Committee assessed the independence of Cook & Co., as required under the listing standards adopted by the NYSE pursuant to SEC requirements, and concluded that no conflict of interest exists.
Cook & Co. reports directly to the CHR Committee and engages with the CHR Committee Chair and members without the presence of management. Additionally, they work with Regions’ management, at the direction of the CHR Committee, to obtain information and further its goals. Cook & Co. does no work for executive management and provides no other services to Regions. The scope of services provided by Cook & Co. for the CHR Committee during 2019 included:

•	Attending all CHR Committee meetings;

•	Advising the CHR Committee regarding matters related to executive succession planning, retirement, and transition;

•
Providing the CHR Committee with competitive market data to assist in establishing target levels for compensation components, such as base salary levels, annual incentives, long-term performance awards, and benefit levels for executive management;

•
Assisting the CHR Committee with the evaluation and establishment of the design and construct of the short-term and long-term incentive programs for 2019, including values, opportunity levels, performance metrics, targets (including thresholds and maximums), performance curves, peer group comparisons, and risk mitigants to be included in the plan;

•	Advising the CHR Committee with respect to year-end compensation determinations based on performance evaluations and other factors, including succession planning and related considerations;

•	Providing competitive market practices regarding Director compensation targets and programs;

•
Advising the CHR Committee regarding regulatory and compliance issues and the development of leading best practices and market competitive information with respect to compensation guidelines established by the SEC, the Federal Reserve, and other banking regulatory bodies; and

•	Providing current trend information on industry and executive compensation issues.
Other Policies and Practices Impacting Compensation Decisions

Use of Peer Groups for Benchmarking Purposes. The CHR Committee utilizes peer groups to benchmark both executive compensation and corporate performance. In conjunction with its independent compensation consultant, the Committee reviews both peer groups each year.
Compensation Peer Group. In determining the competitiveness of compensation compared to the market, the CHR Committee, with the assistance of its independent compensation consultant, regularly reviews the compensation of our executive officers against the Company’s compensation peer group and against survey data from a larger segment of companies within the financial services industry. While we do not specifically benchmark each individual Regions position to specific job matches within these peer companies, we use the information from these peers to assist the CHR Committee in evaluating the competitiveness of the compensation of our executive team including the NEOs covered in this proxy statement.
When evaluating the compensation peer group for 2019 plans and pay levels, the CHR Committee’s independent compensation consultant recommended no change to the compensation peer group. After reviewing the existing group, the CHR Committee elected to approve the compensation peer group without changes.

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The CHR Committee believes that peer group construction revolves around finding a balance between including relative companies that match in size and focus and enough companies to make comparisons meaningful. The companies listed below are those that the CHR Committee believes are appropriate for compensation benchmarking purposes due to industry, asset size, and market capitalization. These companies have executive positions that are most similar in breadth and scope to Regions and represent the financial institutions that compete with Regions for our top executive talent. For the majority of 2019, our compensation peer group consisted of the financial institutions listed below. In December 2019, BB&T Corporation merged with SunTrust Banks, Inc. to form Truist Financial Corporation, which remains in our compensation peer group and reduces the number of peers from 12 to 11.

Compensation Peer Group
Company	12/31/2019 Assets ($ in millions)	12/31/2019 Market Cap ($ in millions)
U.S. Bancorp	495,426	90,951
BB&T Corporation (remains in peer group as Truist Financial Corporation)	473,078	75,591
The PNC Financial Services Group, Inc.	410,295	69,120
Capital One Financial Corporation	390,365	46,989
SunTrust Banks, Inc. (removed from peer group following merger with BB&T)
Fifth Third Bancorp	169,369	21,792
Citizens Financial Group	165,733	17,589
KeyCorp	144,988	19,778
Regions Financial Corporation	126,240	16,422
M&T Bank Corporation	119,873	22,167
Huntington Bancshares Incorporated	109,002	15,382
Comerica Incorporated	73,402	10,195
Zions Bancorporation	69,172	8,570

In addition to reviewing compensation peer group information annually, the CHR Committee’s independent compensation consultant periodically reviews the Company’s total compensation program against broader financial services industry survey data compiled by other sources (including compensation surveys prepared for the financial services industry by McLagan, a leading performance/reward consulting and benchmarking firm focused specifically on the financial services industry). All of this information is used by the CHR Committee when it considers the competitiveness and appropriateness of the amount and composition of pay at Regions.
Performance Peer Group. For purposes of measuring relative performance under our long-term incentive plan, we use a peer group that is slightly different from the one utilized for compensation analysis. While the CHR Committee believes compensation measures should be reviewed against financial institutions closer in size and scope to Regions, they further believe performance is more appropriately measured against a broad group of financial institutions that investors would consider in competition with Regions for their investment dollars. The key driver for performance peer group selection is business similarities. The CHR Committee looks for a focus on retail, consumer, and corporate banking with a regional/geographic focus. Though the CHR Committee also considers size, it is not a key determining factor due to its lack of material impact on performance comparisons, especially when related to its impact on compensation comparisons. The CHR Committee elected to approve the performance peer group without changes for 2019.
Until December 2019, the peer group for measuring our performance under our long-term incentive plan consisted of the financial institutions listed below. In December 2019, BB&T merged with SunTrust to form Truist Financial Corporation. Under the terms of our LTIP, a peer must continue to publicly report financial results for the entire performance period in order to be considered a peer for that performance period. BB&T, as the surviving entity, remains in the peer group as Truist Financial Corporation, and SunTrust results are not considered for any outstanding performance period.

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Performance Peer Group
Company	12/31/2019 Assets ($ in millions)	12/31/2019 Market Cap ($ in millions)
U.S. Bancorp	495,426	90,951
BB&T Corporation (remains in peer group as Truist Financial Corporation)	473,078	75,591
The PNC Financial Services Group, Inc.	410,295	69,120
SunTrust Banks, Inc. (removed from peer group as a result of the merger with BB&T)
Fifth Third Bancorp	169,369	21,792
Citizens Financial Group	165,733	17,589
KeyCorp	144,988	19,778
Regions Financial Corporation	126,240	16,422
M&T Bank Corporation	119,873	22,167
Huntington Bancshares Incorporated	109,002	15,382
Comerica Incorporated	73,402	10,195
Zions Bancorporation	69,172	8,570
Synovus Financial Corp.	48,203	5,769
First Horizon National Corporation	43,311	5,158
Hancock Whitney Corporation	30,601	3,840

The above-noted peer groups are not the same as the group of companies that comprise the S&P 500 Banks Index, which is the index included in the stock performance chart presented in Regions’ Annual Report on Form 10-K for the year ending December 31, 2019, and repeated at page 9 of this proxy statement. Each of these peer groups represents a smaller group of financial institutions tailored primarily by asset size, core business services, geographic similarity, and alignment to the principles for each type of measurement.
Say-on-Pay. Regions understands that shareholders, regulators, and other stakeholders have a strong interest in executive compensation and attempts to balance the interests of these constituencies in the design and execution of our executive compensation program. In accordance with the vote of our shareholders, we provide an annual Say-on-Pay advisory vote regarding executive compensation. This year’s proposal is included as Proposal 3 on page 32.
In our 2019 Say-on-Pay vote, we received overwhelming approval of our executive compensation program, with 94.7 percent of the votes cast in favor of our program. Following our 2019 annual meeting, we participated in an enhanced corporate governance shareholder engagement process. Members from our executive compensation, investor relations, and corporate governance functions met with large shareholders to answer questions and discuss any issues or concerns. We will continue to monitor the results of future advisory votes on compensation and take feedback from our shareholder outreach program into consideration when assessing compensation design and disclosure matters in the future.
Clawbacks. It has long been the CHR Committee’s practice to review past awards in light of any material restatement of our financial results. As such, we continue to review and strengthen our policies with respect to the recoupment of prior incentive compensation awards or adjustment of future awards in these events. The CHR Committee annually reviews a formal clawback policy that applies to each of our NEOs, as well as a number of other officers of the Company (each a “Covered Officer”). The policy permits the Company to clawback incentive compensation awarded, paid or payable, within the three years prior, ending on the triggering event under the policy.

Regions’ Clawback Policy is reviewed at least annually by the CHR Committee.
In the event the Company is required to prepare an accounting restatement due to the material noncompliance with any financial reporting requirement under either GAAP or federal securities law, or the Company subsequently finds that the financial information or performance metrics used to determine the amount of incentive compensation for a prior period is materially inaccurate, the Company may seek repayment of incentive compensation or require the forfeiture or reduction of outstanding or future cash and equity-based incentive compensation as may be determined by the CHR Committee.
In addition to allowing for clawback in the case of financial restatement or materially inaccurate performance metrics, the policy allows the Company to recoup cash and equity-based incentive compensation in the case of misconduct of a Covered Officer, regardless of whether or not there is an accompanying financial restatement, to the extent any performance or vesting period for such incentive compensation overlapped in whole or in part with, or was exercised during, the period of misconduct. For purposes of the policy, misconduct is defined as: (i) knowing violation of federal, state or local law, rule, or regulation; (ii) material breach of any written Company policy or covenant between Regions and the Covered Officer; (iii) disclosure of the Company’s confidential information or trade secrets; or (iv) commission of an act of fraud, dishonesty, or recklessness in the performance of the Covered Officer’s duties, which is not in good faith and subjects the Company to excessive risk or financial loss or materially disrupts, damages, impairs, or interferes with the business of the Company.
Regulatory Oversight and Risk Governance. As a bank holding company, we must comply with various regulatory

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requirements. The Federal Reserve adopted guidelines on incentive compensation for financial institutions that include the following three main principles:

•	Incentive compensation arrangements should balance risk and financial results in a manner that does not provide employees with incentives to take excessive risks on behalf of the banking organization;

•	A banking organization’s risk-management processes and internal controls should reinforce and support the development and maintenance of balanced incentive compensation arrangements; and

•	Banking organizations should have strong and effective corporate governance to help ensure sound compensation practices including effective oversight by the Board.
In response to these guidelines, we established a governance and oversight process for the design, operation, and monitoring of our incentive plans that improves our ability to evaluate and reduce risk or to risk-adjust payouts under the plans. We created an internal cross-functional oversight committee with representation from risk management, finance, human resources, and legal to review, consider, and approve, as appropriate, certain higher risk plans. This cross-functional oversight committee also works with business group leadership to monitor the performance and effectiveness of all our incentive plans to ensure that they include features and metrics designed to discourage inappropriate risk-taking.
As a part of our oversight process, this internal oversight committee meets on a regular basis and provides a quarterly report to the CHR Committee with respect to the activities around incentive compensation management. In addition, at least once each year, the CHR Committee meets jointly with the Risk Committee, the CRO, and other members of the risk management team to receive a thorough risk assessment of each of our material incentive plans.

The risks arising from our compensation plans, policies, and practices are not reasonably likely to have a material adverse effect on the Company.
In presenting the risk assessment, the CRO noted that the process of limiting risk starts with the Board setting the risk appetite of the Company, establishing policies, and implementing appropriate limits. The process then continues with management developing the policies and practices to ensure the Company operates within our risk appetite and avoids unnecessary or excessive risk. As described in the Relationship of Compensation Policies and Practices to Risk Management on page 56, we believe that the risks arising from our compensation plans, policies, and practices are not reasonably likely to have a material adverse effect on the Company. In making this determination, we consider the impact of the: (i) Board’s role in the determination of the overall risk profile and appetite; (ii) level of controls in place; and (iii) incentive policies, procedures, and governance activities we follow.
Equity Grant Policies and Practices.  A grant of equity compensation to eligible key associates is generally made on an annual basis. Although the Company does not currently issue stock option grants under the 2015 LTIP, the plan requires that the exercise price for options be based on the closing price of Regions common stock on the date of the grant in the event this practice resumes. The CHR Committee has adopted a schedule and process of reviewing the program provisions and grant levels in the first quarter of the year to coincide with the annual performance management compensation review process established by the Company for all associates. As a part of that process each year, the CHR Committee will pre-establish a grant date for grants to eligible associates subject to the needs and business considerations of the Company. The equity grants to all eligible key associates were made on April 1, 2019.
The CHR Committee specifically approves all grants of equity compensation to executive officers, as well as other officers covered by Section 16(a) of the Securities Exchange Act of 1934, as amended (“Exchange Act”). The CHR Committee has delegated authority to the CEO to determine and approve annual grants, as well as modify outstanding grants, to other key associates within the limits and budgets established each year as part of the CHR Committee’s consideration of the annual grant program guidelines.
From time to time, the Company may find it necessary to issue special grants to new hires or other key associates outside of the normal grant process. The CHR Committee also has delegated authority to the CEO to determine the need for and value of these grants. For these grants, the CHR Committee’s policy provides that grants will be made on the first business day of the calendar quarter following the hire date or the determination for the need to grant an award for retention purposes. This timing was chosen to prevent even an appearance that either management or the associate could manipulate the pricing date and also to reduce the administrative and accounting burden that would be created by multiple grant dates. Any grants made by the CEO are reported to the CHR Committee on a regular basis each year.
Policy on Cash versus Non-Cash and Current versus Future Compensation. The CHR Committee does not maintain a stated policy that dictates cash versus non-cash compensation or current versus future compensation. However, the allocation of cash and non-cash compensation for each of the NEOs is reviewed by the CHR Committee annually and reflects the CHR Committee’s best efforts to balance short-term and long-term objectives of the Company.
Stock Ownership Guidelines and Stock Retention Requirements. Regions has adopted stock ownership guidelines requiring executive officers and members of the Board to have a meaningful economic stake in Regions. These guidelines are designed to maintain stock ownership levels high enough to ensure our commitment to creating shareholder value. For purposes of meeting the guidelines, the following types of stock ownership are counted:

•	Shares directly owned by the executive officer or Director without restriction;

•	Restricted stock and stock units (except for those that may be subject to future performance requirements);

•	Stock equivalents allocated through any deferred stock investment plan, as well as an executive officer’s shares held

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in a 401(k) Plan account and notionally held in a Supplemental 401(k) Plan account; and

•	Shares held in trust for the benefit of the executive officer or his or her immediate family members.
Any executive officer who does not meet the ownership guidelines must retain at least 50 percent of the after-tax value of any compensatory equity grant upon vesting until such time as the ownership guidelines are met. The equity stake of our NEOs and Directors is reflected in the beneficial ownership information contained on page 76.
The table below summarizes the stock ownership guidelines for our CEO and each of the NEOs (including their compliance with the guidelines as of January 2, 2020):

Name	Ownership Requirement	Approximate Stock Value Required to be Held	Holds Required Amount	Percent of Required Amount Owned
John M. Turner, Jr.	6 X Base Pay	$5,850,000	Yes	116%
David J. Turner, Jr.	3 X Base Pay	$1,992,600	Yes	245%
John B. Owen	3 X Base Pay	$2,100,000	Yes	127%
C. Matthew Lusco	3 X Base Pay	$1,752,750	Yes	226%
Fournier J. Gale, III	3 X Base Pay	$1,752,135	Yes	120%

Other Policies Related to Stock Ownership (prohibitions against insider trading, hedging, and pledging of Regions securities). The Company has a long-standing General Policy on Insider Trading to guard against improper securities trading. Under the policy, no Director, executive officer, or other associate of Regions who is aware of material nonpublic information relating to the Company may, directly or through family members or other persons or entities, buy or sell securities of the Company (other than pursuant to a previously approved trading plan that complies with SEC Rule 10b5-1), or engage in any other action to take personal advantage of any material nonpublic information about Regions that they may have.

Regions’ policy prohibits hedging and the pledging of Regions equity securities as collateral.
Our General Policy on Insider Trading prohibits all associates from engaging in short-term or speculative trading in Regions securities, including engaging in any hedging transactions or short sales of Regions securities. The policy further prohibits transactions in puts, calls, or other publicly traded options, as well as any other derivative securities transactions conducted on an exchange or in any other organized market involving Regions securities. In addition to these broader prohibitions, our General Policy on Insider Trading further prohibits our Directors and executive officers from purchasing Regions securities on margin or holding them in a margin account, borrowing against any account in which Regions equity securities are held, or pledging Regions equity securities as collateral for a loan. The policy’s prohibitions also cover transactions in Regions securities conducted by parties related to the Regions associate, executive officer, or Director, as applicable. This policy is reviewed and approved by the Board’s Nominating and Corporate Governance Committee (“NCG Committee”) on an annual basis. For more information, see the Anti-Hedging and Anti-Pledging subsection of Ownership of Regions Common Stock.
Accounting for Stock-Based Compensation. Regions accounts for and reports stock-based compensation under our long-term incentive plans in accordance with the requirements of Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, Compensation - Stock Compensation. For further disclosure of Regions’ accounting for stock-based compensation, refer to Note 17, “Share-Based Payments,” to the consolidated financial statements included in Regions’ Annual Report on Form 10-K for the year ended December 31, 2019.
Consideration of the Impact of IRC Section 162(m). As part of its responsibilities, the CHR Committee has historically reviewed and considered the deductibility of executive compensation under IRC Section 162(m), which generally disallowed tax deductions for compensation over $1 million to our covered executive officers unless that compensation met a “performance-based” exception. Historically, significant aspects of the Company’s compensation programs were designed to permit (but not require) compensation to qualify for this performance-based compensation exception.
In December 2017, IRC Section 162(m) was amended by Tax Reform to eliminate the exception for performance-based compensation (other than with respect to payments made pursuant to certain “grandfathered” arrangements entered into prior to November 2, 2017) so that now any compensation above $1 million paid to covered executive officers is not deductible unless it qualifies as “grandfathered.” Incentive payments and grants made to our covered executive officers in 2018 and thereafter under the annual incentive plan and future cash and equity-based awards under our LTIP will not meet the grandfather requirements of IRC Section 162(m) and will no longer be deductible to the extent compensation exceeds $1 million for a covered executive. While future compensation under these plans may no longer be deductible, it is our belief that certain long-term incentive compensation granted prior to 2018 may continue to be deductible as a grandfathered arrangement.
Despite these new limits on the deductibility of performance-based compensation, the CHR Committee continues to believe that a significant portion of our NEOs’ compensation should be tied to Company performance. Therefore, it is not anticipated that the changes to IRC Section 162(m) will significantly impact the design of our compensation program going forward.

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Change-in-Control, Post-Termination, and Other Employment Arrangements

For competitive and fairness reasons, we believe it is important to protect key associates (including the NEOs) in the event of certain terminations of employment during a transition period following a change-in-control of Regions. The potential or actual occurrence of a change-in-control could create uncertainty regarding the continued employment of our NEOs and providing employment protection should eliminate, or at least significantly reduce, any potential reluctance of our executives to pursue potential transactions that may be in the best interests of our shareholders. To align the interests of our shareholders and our executives, we have entered into agreements with all NEOs that govern some of the terms of their employment and compensation in the event of a qualifying termination after a change-in-control of Regions.
Change-in-Control Agreements. The change-in-control agreements entered into with NEOs generally provide that during the two-year period following a change-in-control of Regions, if the NEO’s employment is terminated other than for “cause,” or if the NEO resigns for “good reason,” he would be paid accrued compensation and benefits, plus an amount equal to a specified multiple of base salary and average annual bonus during the three years preceding the year in which the change-in-control occurs.
The Company entered into agreements that provide Mr. J. Turner, Mr. Owen, and Mr. Gale with a three times multiple of pay upon termination following a change-in-control and provide Mr. D. Turner and Mr. Lusco with a two times multiple of pay. If employment is terminated for “cause” or due to death, disability, or resignation other than for “good reason,” payments would be limited to accrued compensation and benefits.

Agreements issued after February 2011 do not include any income tax gross up payments under the excise tax provisions of IRC Section 4999. Mr. Owen and Mr. D. Turner have change-in-control agreements that were issued in 2007 and provide that additional payments may become due to avoid a negative tax consequence to the executive in the event any payment or benefit would cause the NEO to become subject to the excise tax imposed under IRC Section 4999. Mr. J. Turner, Mr. Lusco, and Mr. Gale entered into agreements after February 2011, and, therefore, are not entitled to receive a payment to compensate for excise taxes. None of the NEOs’ agreements provide any type of severance benefits in connection with termination of employment at any other time. For additional information, including definitions of “cause,” “good reason,” and “change-in-control,” see the subsection entitled Potential Payments by Regions Upon Termination or Change-in-Control that begins on page 109.
Executive Severance Plan. In an effort to increase transparency, promote fair and equitable treatment among associates in like positions, and improve executive recruiting efforts, in October 2019 the CHR Committee approved the Regions Financial Corporation Executive Severance Plan effective January 1, 2020. While existing change-in-control agreements are grandfathered, the Plan provides standardized change-in-control and severance benefits for our NEOs and other associates that are eligible under the terms and conditions of the plan. The Executive Severance Plan does not permit tax gross-ups.

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The following tables, narratives, and footnotes contain compensation information about our President and Chief Executive Officer (“CEO”); our Chief Financial Officer; and our three other most highly paid executive officers for the year ended December 31, 2019, our Named Executive Officers (“NEOs”).
Summary Compensation Table

The Summary Compensation Table that follows contains information with respect to our NEOs. Based on the amounts for 2019, salary accounted for approximately 15 percent of direct compensation (including salary, stock awards, and non-equity incentive compensation) for our President and CEO and 22 percent on average among all other NEOs, which reflects our performance-based pay philosophy. The following is a brief summary of the components of Regions’ pay programs included in each column of the Summary Compensation Table:
Salary – The “Salary” column includes the year-to-date base salary amounts for each NEO for the fiscal years indicated. New base salary amounts are generally effective on April 1 of each year.
Bonus – Regions does not generally issue nonperformance-based or discretionary bonuses, and this column reflects the absence of any such payments.
Stock Awards – Equity awards granted in 2019 were composed of Performance Stock Units (“PSUs”) and Restricted Stock Units (“RSUs”) and are reported in the “Stock Awards” column at the grant date fair value. The grant date fair value does not correspond with the amounts that may be eventually realized relative to these awards. Any benefit from these awards depends on the future value of Regions common stock, the satisfaction of time-based vesting requirements in the case of RSUs and the attainment of performance requirements in the case of PSUs. For more detail regarding the stock awards for NEOs, see pages 90 through 92 of the Compensation Discussion and Analysis (“CD&A”) section and the Grants of Plan-Based Awards table on pages 104 and 105.
Option Awards – Although our long-term incentive plan allows for the granting of option awards, we have not awarded stock options to NEOs in a number of years. The absence of this practice is reflected in the “Options” column.
Non-Equity Incentive Plan Compensation – The amounts in the “Non-Equity Incentive Plan Compensation” column represent annual incentives earned for 2019 performance under our annual incentive plan as described beginning on page 87 of the CD&A and paid in early 2020. Also included in this amount is the value of the 2017 Performance Cash Units for the performance period ended December 31, 2019. While the value of these Performance Cash Unit awards has been determined, they remain subject to service based vesting until April 3, 2020, and will be payable as of that date. The Securities and Exchange Commission (“SEC”) rules require us to report these values in the Summary Compensation Table for the year that represents the final performance year of the grant. However, the CHR Committee does not consider these awards as current compensation, but rather compensation for the year in which the grant was issued. For more information on how the CHR Committee views awards compared to how the SEC requires us to report awards, see page 92 of the CD&A.
Change in Pension Value and Nonqualified Deferred Compensation Earnings – This column includes the change in pension value for each NEO, which is the difference in the total present value of accrued benefit on December 31, 2019, minus the total present value of accrued benefit on December 31, 2018. For additional information about pension benefits, refer to pages 93 through 95 in the CD&A and to the Pension Benefits subsection and table on pages 107 through 108. As for nonqualified deferred compensation earnings, none of the NEOs receive above-market or preferential earnings on their nonqualified deferred compensation accounts. More information regarding the provisions of the nonqualified deferred compensation plans in which the NEOs participate can be found on pages 108 and 109.
For most participants, the change is a result of additional years of service, the passage of time, changes in discount rates, and mortality tables. While each contributed to different degrees to the pension benefit increases reported in the Summary Compensation Table, more of the more notable factors in this year’s change include:

•
Specifically with respect to our CEO, Mr. J. Turner’s pay in the last two years has been appropriately increased to an amount commiserate with his new role and responsibilities. Our retirement benefit formula is a “final average earnings” formula using the highest three consecutive years of pay. As a result, increases in pay can have a significant impact on the change in pension value when the years of higher pay replace lower values in the three year average calculation.

•	Other executives have also benefited from increased pay as the result of annual bonuses in two of the past three years that have been above target.
All Other Compensation – Amounts in the “All Other Compensation” column represent the aggregate dollar amount for each NEO for perquisites, other personal benefits, and additional compensation items not disclosed in other columns of the Summary Compensation Table. Items may include the value of: group term life insurance coverage, financial planning services, personal use of corporate aircraft, an enhanced executive physical, home security, as well as matching charitable gift contributions. “All Other Compensation” also includes the value of Company contributions to the Regions Financial Corporation 401(k) Plan (“401(k) Plan”) and the Regions Financial Corporation Supplemental 401(k) Plan (“Supplemental 401(k) Plan”).
Total – This column represents the sum of all columns for each of the NEOs, and includes all amounts earned by the NEO,

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including any amounts that may have been deferred for tax purposes.

Name & Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($) (2)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (3)	All Other Compensation ($) (4)	Total ($)
John M. Turner, Jr. President and Chief Executive Officer	2019	968,750	—	2,835,476	—	2,295,559	6,821,591	193,891	13,115,267
	2018	806,250	—	1,098,317	—	2,230,019	3,142,908	120,129	7,397,623
	2017	585,000	—	790,790	—	1,339,896	152,783	101,214	4,344,738
David J. Turner, Jr. Chief Financial Officer	2019	664,200	—	907,369	—	1,320,656	1,526,566	120,101	4,538,892
	2018	664,200	—	878,653	—	1,683,937	140,855	92,790	3,460,436
	2017	660,150	—	790,790	—	1,540,806	885,279	97,843	3,974,868
John B. Owen Chief Operating Officer	2019	700,000	—	907,369	—	1,379,335	3,333,674	125,670	6,446,048
	2018	695,150	—	878,653	—	1,763,088	1,172,687	106,756	4,616,334
	2017	676,450	—	790,790	—	1,540,806	885,279	97,843	3,974,868
C. Matthew Lusco Chief Risk Officer	2019	584,250	—	777,745	—	1,196,420	1,263,719	121,882	3,944,016
	2018	584,250	—	753,132	—	1,541,426	756,268	99,485	3,734,560
	2017	580,688	—	790,790	—	1,403,486	403,527	100,628	3,279,119
Fournier J. Gale, III General Counsel and Corporate Secretary	2019	584,045	—	777,745	—	1,155,861	—	132,912	2,650,563
	2018	584,045	—	753,132	—	1,395,911	—	120,646	2,853,734
	2017	581,534	—	790,790	—	1,285,758	—	124,564	2,782,646

(1)
As reflected in the following table, amounts in this column are the grant date fair value of awards computed in accordance with the Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, Compensation - Stock Compensation. See Note 17, “Share-Based Payments,” to the consolidated financial statements included in our Annual Report on Form 10-K filed February 21, 2020, for additional information about how the grant date fair value of these awards is determined.

	2019 Annual Equity Grant (PSUs & RSUs)				Total Stock Awards Value ($)
	PSUs ($/units) (a)		RSUs ($/units) (b)
Name	Performance Stock Units ($)	Performance Stock Units (#)	Restricted Stock Units ($)	Restricted Stock Units (#)
John M. Turner, Jr.	1,417,738	96,642	1,417,738	96,642	2,835,476
David J. Turner, Jr.	453,684	30,926	453,684	30,926	907,369
John B. Owen	453,684	30,926	453,684	30,926	907,369
C. Matthew Lusco	388,872	26,508	388,872	26,508	777,745
Fournier J. Gale, III	388,872	26,508	388,872	26,508	777,745

(a)
The amounts in this column reflect the number of units granted and the grant date fair value of PSUs based on the probable outcome of the performance conditions. Actual payout under these awards can range from 0% to 150% of target based on performance metrics of absolute and relative Earnings Per Share Growth (“EPS Growth”) and Return on Average Tangible Common Equity (“ROATCE”) established at grant. The maximum award value for the PSUs (determined as described on pages 90-92) is $2,126,607 for Mr. J. Turner, $680,527 each for Mr. D. Turner and Mr. Owen, and $583,309 each for Mr. Lusco and Mr. Gale.

(b)	The amounts in this column represent the number of units granted and the grant date fair value of RSUs that cliff vest at the end of the three-year vesting period ending April 1, 2022.

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(2)
This amount represents annual cash incentives for 2019 performance plus the value of the 2017 Performance Cash Units based on certification of performance goals as of the three-year period ending on December 31, 2019, and will be vested based on service effective April 3, 2020. The following table sets forth the details of these awards:

	Non-equity Incentive Plan Compensation
Name	2019 Annual Cash Incentive ($)	Value of 2017 Performance Cash Units at 12/31/19 ($) (a)	Total ($)
John M. Turner Jr.	1,839,559	456,000	2,295,559
David J. Turner, Jr.	864,656	456,000	1,320,656
John B. Owen	923,335	456,000	1,379,335
C. Matthew Lusco	740,420	456,000	1,196,420
Fournier J. Gale, III	699,861	456,000	1,155,861

(a)
This column reflects 114% of target earned at December 31, 2019. Grants to Mr. J. Turner and Mr. Lusco are subject to service vesting requirements until April 1, 2020 (the third anniversary of the date of grant).

(3)
This amount includes benefits for Mr. J. Turner and Mr. Owen described on pages 93-94 and 107-109, which are subject to significant vesting requirements that have not yet been met. Therefore, all of the change in benefit for Mr. J. Turner and Mr. Owen would not be payable at the present time if they left the Company. Mr. D. Turner and Mr. Lusco are fully vested in their benefits.

(4)    All other compensation consists of the following:

Name	Life Insurance, Perquisites and Other Personal Benefits ($)(a)	Matching Contributions Under Qualified Savings Plans ($)	Matching Contributions Under Nonqualified Savings Plans ($)	Non-Elective Contributions under the Qualified and Nonqualified 401(k) plans ($)	Total All Other Compensation ($)
John M. Turner, Jr.	47,103	14,000	127,188	5,600	193,891
David J. Turner, Jr.	27,694	14,000	78,407	—	120,101
John B. Owen	21,915	15,200	82,955	5,600	125,670
C. Matthew Lusco	37,030	18,000	61,252	5,600	121,882
Fournier J. Gale, III	22,390	15,200	63,223	32,099	132,912

(a)
The 2019 amount includes the value of items such as financial planning services, personal use of the corporate aircraft, an enhanced executive physical, home security, and matching charitable gift contributions. For Mr. J. Turner, the value for personal use of the corporate aircraft in 2019 was $16,500, and the value of personal financial planning services was $16,915.

CEO Pay Ratio

CEO Pay Ratio and Compensation Philosophy. The guiding principles of compensation set forth by the CHR Committee and described beginning on page 82 of the CD&A form the foundation for Regions’ compensation and benefits philosophy for all associates. Accordingly, our compensation and benefit programs are designed to encourage and reward all associates who contribute to our success. We strive to ensure that the compensation of every associate reflects the level of his or her job impact and responsibilities and is benchmarked to be competitive in the market where the associate is geographically located. By and large, Regions associates are primarily residents of southeastern states where Regions has physical locations.
Under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we are required to identify and disclose the annual total compensation of our median employee, the annual total compensation of our President and CEO, Mr. J. Turner, and the ratio of these two amounts.

SEC rules for identifying the median employee and calculating the pay ratio allow companies to apply various methodologies and assumptions. As a result, the pay ratio reported by us may not be comparable to the pay ratio reported by other companies, including those within our peer groups and industry.
Consistently Applied Compensation Measure (“CACM”), Methodology, Associate Population, and Measurement Date. Entering the third year of pay ratio disclosure, we intended to use the same median employee. To determine whether or not there had been a material change in pay distribution for the Company, we repeated the median employee identification process set forth in our 2018 and 2019 proxy statements. Using base salary (annualized for new employees) as the CACM, we identified 20,022 full- and part-time associates, excluding our CEO, who were actively employed as of the first pay period at the beginning of the fourth quarter (October 4, 2019).
Though no material change in pay distribution occurred, our previous median employee received a promotion and moved into a new role within the Company in 2019. As a result, we determined a new median employee should be identified. In keeping with our belief that the median employee should be reflective of the compensation structure and benefits profile of the average Regions associate, we verified that approximately 45 percent of our associate population is in the retail organization, approximately 70 percent are incentive eligible, more than 90

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percent participate in the 401(k) Plan, and 89 percent participate in our medical and/or dental insurance programs.
Median Employee. Our median employee for 2020 is a full-time associate serving as a Financial Relationship Consultant within our branch network; is incentive eligible; and participates in our 401(k) Plan and in the medical, dental, life, and disability insurance programs provided by the Company. Our median employee’s base compensation is $47,195. All elements of the median employee’s 2019 compensation, including incentives and the Company-paid cost of benefits mentioned above, totaled $60,621.
Pay Ratio. Using Mr. J. Turner’s income disclosed in the Summary Compensation Table, and including an additional $13,148 in Company-paid benefit costs associated with medical, dental, life, and disability insurance, we calculate our CEO’s total compensation for purposes of the pay ratio to be $13,128,415. As a result, the ratio of our CEO’s annual total compensation to that of our median employee is 217 to 1. We believe that this ratio is a reasonable estimate calculated in a manner consistent with the pay ratio disclosure requirements.
Alternative Pay Ratio. In addition to the required pay ratio calculation, we have calculated an alternative pay ratio that compares compensation for our median employee to our CEO compensation excluding the $6,821,591 change in pension value reported in the Summary Compensation Table. When calculated without this value, our CEO’s adjusted pay is $6,306,824, resulting in an alternative pay ratio of 104 to 1.
Regions’ Retirement Plan was closed to new participants in 2007, and, at this time, only approximately 16 percent of our associates remain participants in the plan. Changes in pension value, as required to be disclosed in the Summary Compensation Table, are impacted by changes in interest rates and, as a result, can represent a significant additional compensation component for those associates still eligible under the closed Retirement Plan. In keeping with the spirit of the disclosure, we believe it is important to identify an associate most reflective of our average associate. Therefore, our median employee is representative of our larger associate population as an individual who is not a Retirement Plan participant. Our CEO participates in the Retirement Plan and the Regions Financial Corporation Post 2006 Supplemental Executive Retirement Plan (“SERP”) as described on pages 93 and 94. The change in pension value for the CEO represents actuarial increases in the lump sum value of his pension and are primarily impacted by promotional salary increases, age, and additional years of service.
Grants of Plan-Based Awards

Plan-based awards made in 2019 to the NEOs included annual cash incentives, Performance Cash Units, PSUs, and RSUs.
Annual cash incentives were based on an assessment of both corporate performance, as well as individual performance in 2019. Corporate performance measures, including profitability, credit management, and customer service, accounted for 70 percent of the incentive. Individual performance, in relation to certain strategic priorities, accounted for the remaining 30 percent.
Equity grants were issued in 2019 under the Regions Financial Corporation 2015 Long Term Incentive Plan (“Regions 2015 LTIP”). The Regions 2015 LTIP, which was approved by shareholders at the 2015 Annual Meeting, permits grants of awards in the form of stock options, stock appreciation rights, restricted stock, restricted stock units, performance-based awards, dividend equivalents, other stock-based awards, and any other right or interest relating to stock or cash. Awards under the Regions 2015 LTIP may vest over time or upon the achievement of pre-established performance goals. Awards are paid in the event of certain terminations of employment within 24 months after a change-in-control.
The 2019 Performance Cash Units and PSUs were issued based on the Company’s absolute and relative EPS Growth and ROATCE over the three-year period from January 1, 2019, through December 31, 2021. The ultimate value of these performance awards can vary from 0 percent to 150 percent of target, depending on performance measured against goals as more fully described on pages 90 through 92 of the CD&A. The RSUs generally cliff vest three years from the date of grant; however, up to 40 percent of a grant may be forfeited if certain capital and liquidity performance thresholds are not met. Dividends and dividend equivalents accrued on both the PSUs and RSUs will be paid in cash at vesting based on the number of units actually earned.
For more information regarding the grants of plan-based awards for NEOs, see pages 86 through 92 of the CD&A.

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The following table sets forth details regarding non-equity and equity plan-based awards granted to each of the NEOs in 2019:

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#) (1)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/sh)	Grant Date Fair Value of Stock and Option Awards ($)(4)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
John M. Turner, Jr.	(2)	—	1,646,875	3,293,750
	04/01/19 (3)	—	1,458,333	2,187,500	—	96,642	144,963	96,642	—	—	2,835,476
David J. Turner, Jr.	(2)	—	763,830	1,527,660
	04/01/19 (3)	—	466,667	700,001	—	30,926	46,389	30,926	—	—	907,369
John B. Owen	(2)	—	805,000	1,610,000
	04/01/19 (3)	—	466,667	700,001	—	30,926	46,389	30,926	—	—	907,369
C. Matthew Lusco	(2)	—	671,888	1,343,776
	04/01/19 (3)	—	400,000	600,000	—	26,508	39,762	26,508	—	—	777,745
Fournier J. Gale, III	(2)	—	671,652	1,343,304
	04/01/19 (3)	—	400,000	600,000	—	26,508	39,762	26,508	—	—	777,745

(1)
In addition to service-vesting requirements, the RSUs included in this column are subject to performance-vesting requirements based on the Company’s achievement of certain capital and liquidity performance thresholds during each of the periods from January 1, 2019, to December 31, 2019; January 1, 2020, to December 31, 2020; and January 1, 2021, to December 31, 2021. To the extent that the capital performance threshold and/or the liquidity performance threshold has not been satisfied for each performance period, 20% for each requirement (up to a maximum of 40% total) of the RSUs awarded will be forfeited. For purposes of this award, the Company’s performance will be measured relative to the following capital and liquidity performance thresholds as certified by the CHR Committee:

(i)	“Capital Performance Threshold”: Capital Action Decision Tree Status as defined in the Capital Policy must remain in either “Monitor Capital” or “Capital Deployment” status; and

(ii)	“Liquidity Performance Threshold”: Risk for Primary Liquidity Level must remain at “Moderate” or better.

Notwithstanding the achievement of the capital and liquidity performance thresholds, in order to be eligible to receive any shares of stock under this award, employment must continue through the third anniversary of the grant date, which is April 1, 2022, except in the case of death, disability, retirement, or certain terminations following a change-in-control.

(2)
Amounts included in the Estimated Future Payouts Under Non-Equity Incentive Plan Awards column reflect the range of possible annual cash incentive payouts for 2019 performance. Actual amounts earned, as determined by the CHR Committee in the first quarter of 2020, are reflected in the 2019 Summary Compensation Table under the Non-Equity Incentive Plan Compensation column.

(3)
The Performance-Based Cash Unit awards included in the Estimated Future Payouts Under Non-Equity Incentive Plan Awards column and PSUs included in the Estimated Future Payouts Under Equity Incentive Plan Awards column have equally weighted performance requirements based on absolute and relative EPS Growth and ROATCE. In addition, in the event the achievement of the performance criteria for Diluted EPS Growth is less than or equal to 0% on an absolute basis and in the bottom twenty-fifth percentile of the peer group on a relative basis and the achievement of the performance criteria for ROATCE is less than or equal to 9% on an absolute basis and in the bottom twenty-fifth percentile of the peer group on a relative basis, the payout will be zero. The performance period for these awards is January 1, 2019, through December 31, 2021, and will fully vest on April 1, 2022. Notwithstanding the achievement of the performance requirements, in order to receive any cash payout or shares of stock under these awards, employment must continue through the third anniversary of the grant date, which is April 1, 2022, except in the case of death, disability, retirement, or certain terminations following a change-in-control.

(4)	The grant date fair value is determined under FASB ASC Topic 718.

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Outstanding Equity Awards at December 31, 2019

Awards in the following table include:

•	Grants of stock options made over time that are exercisable and unexercisable;

•	Grants of restricted stock and RSUs;

•	Grants of PSUs made in 2017, 2018, and 2019 that may be paid if Regions achieves specific performance criteria and meets certain capital performance and liquidity performance thresholds; and

•	Grants of RSUs made in 2017, 2018, and 2019 that will pay in full if Regions meets certain capital performance and liquidity performance thresholds.
The following table sets forth outstanding equity-based awards held by each of the NEOs as of December 31, 2019:

		Option Awards(1)					Stock Awards(2)
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(a)	Market Value of Shares or Units of Stock That Have Not Vested ($)(a)	Equity Incentive Plan Awards: # of Unearned Shares, Units, or Other Rights That Have Not Vested (#)(b)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested ($)(b)
John M. Turner, Jr.	07/01/11	118,650	—	—	6.30	06/30/21	—	—	—	—
	04/03/17	—	—	—	—	—	27,119	465,362	30,916	530,513
	04/02/18	—	—	—	—	—	30,240	518,918	30,240	518,918
	04/01/19	—	—	—	—	—	96,642	1,658,377	96,642	1,658,377
David J. Turner, Jr.	04/03/17	—	—	—	—	—	27,119	465,362	30,916	530,513
	04/02/18	—	—	—	—	—	24,192	415,135	24,192	415,135
	04/01/19	—	—	—	—	—	30,926	530,690	30,926	530,690
John B. Owen	04/03/17	—	—	—	—	—	27,119	465,362	30,916	530,513
	04/02/18	—	—	—	—	—	24,192	415,135	24,192	415,135
	04/01/19	—	—	—	—	—	30,926	530,690	30,926	530,690
C. Matthew Lusco	04/03/17	—	—	—	—	—	27,119	465,362	30,916	530,513
	04/02/18	—	—	—	—	—	20,736	355,830	20,736	355,830
	04/01/19	—	—	—	—	—	26,508	454,877	26,508	454,877
Fournier J. Gale, III	04/03/17	—	—	—	—	—	27,119	465,362	30,916	530,513
	04/02/18	—	—	—	—	—	20,736	355,830	20,736	355,830
	04/01/19	—	—	—	—	—	26,508	454,877	26,508	454,877

(1)	All outstanding stock options vest in equal annual installments on each of the first three anniversaries of the date of grant and, as of December 31, 2019, are all fully vested.

(2)
As Company performance at December 31, 2019, is not projected at levels higher than target, amounts reported for 2018 and 2019 are calculated at 100% of target. The stock value used to determine the market value of shares is the fair market value of Regions common stock of $17.16 per share on December 31, 2019. In addition to service-vesting requirements, RSUs and PSUs are subject to additional vesting requirements as follows:

Grant Date	Vesting Schedule	Restrictions
April 3, 2017	Third anniversary of grant date	(a) RSUs are also subject to vesting that requires meeting certain capital and liquidity thresholds.
April 2, 2018	Third anniversary of grant date
(b) PSUs may be earned between 0% and 150% subject to meeting certain capital performance and liquidity performance thresholds and achieving required performance levels of equally weighted absolute and relative EPS Growth and ROATCE as follows:
•    For grants made on April 3, 2017, the performance period is January 1, 2017, through December 31, 2019
•    For grants made on April 2, 2018, the performance period is January 1, 2018, through December 31, 2020
•    For grants made on April 1, 2019, the performance period is January 1, 2019, through December 31, 2021.

April 1, 2019	Third anniversary of grant date

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Option Exercises and Stock Vested

The following table sets forth the amounts realized by each of the NEOs as a result of the exercise of options and vesting of stock awards in 2019:

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
John M. Turner, Jr.	—	—	83,230	1,220,984
David J. Turner, Jr.	—	—	110,975	1,628,003
John B. Owen	—	—	110,975	1,628,003
C. Matthew Lusco	—	—	110,975	1,628,003
Fournier J. Gale, III	—	—	83,230	1,220,984

(1)	The value realized on vesting is determined by multiplying the number of vested units granted on April 1, 2016, by Regions’ April 1, 2019, closing stock price of $14.67.
Pension Benefits

The Regions Financial Corporation Retirement Plan for Associates (the “Retirement Plan”) is a qualified defined benefit plan providing for a lifetime monthly annuity following retirement. Benefits earned by our NEOs under the Retirement Plan are generally based on the following formula:

1.3% of “Average Monthly Earnings” up to Covered Compensation	+	1.8% of “Average Monthly Earnings” in excess of Covered Compensation	X	Years of Service up to a maximum of 30 total years
“Average Monthly Earnings” is defined as the average of the highest five consecutive years of base compensation within the last 10 years of service, and “Covered Compensation” is defined as the estimated average maximum amount of a participant’s earnings on which Social Security benefits will be based assuming that in each year of the participant’s working career, the participant’s wages equaled the Social Security Taxable Wage Base.
Any accrued benefit under the Retirement Plan is generally 100 percent vested after 5 years of service. While the Retirement Plan defines normal retirement age as age 65, there is no reduction in benefits due to age after a participant has reached age 62. Upon separation of service, benefits are payable as early as age 55, although between age 55 and 62, benefits are subject to a reduction for early payment.
Mr. D. Turner is the only NEO who participates in the Retirement Plan. While Mr. J. Turner has an actively vested benefit in the Retirement Plan that he earned during a previous period of employment, he is no longer accruing additional benefits because he was rehired subsequent to the closure of the Retirement Plan.
The Supplemental Executive Retirement Plan (“SERP”) is an unfunded nonqualified defined benefit plan that was created to supplement benefits provided through the Retirement Plan. The SERP restores benefits that would otherwise have been provided to participants under the Retirement Plan but were limited because of tax code limitations on qualified plan benefits. In addition to these restorative benefits, the SERP provides benefits that serve to attract and retain high quality senior executive talent for the Company. There are two types of retirement benefits in the SERP: a regular benefit and a targeted benefit.
The regular benefit is available to all eligible SERP participants and is calculated using the same formula as the Retirement Plan with the following differences: (1) instead of averaging base earnings over five years of service, it averages base and short-term cash incentives over the highest three consecutive years of service out of the last 10 years of service, (2) there are no compensation limitations, and (3) the maximum years of service used in the calculation of the regular benefit is 35 years of service instead of 30.
Mr. D. Turner participates in the SERP, accruing benefits under the regular benefit formula. Mr. Lusco does not participate in the Retirement Plan because he was employed by the Company subsequent to the Retirement Plan’s closure, but he does participate in the SERP and is also accruing benefits under the regular benefit formula. Having recently attained the age of 62, Mr. Lusco is fully vested in his SERP benefit.
The targeted SERP benefit is available to a select group of senior officers as a result of a previously grandfathered arrangement. The targeted SERP benefit provides a benefit using the following formula:

4% of “Average Monthly Earnings” for the first 10 Years of Service	+
1% of “Average
Monthly
Earnings” for every year in
excess of 10 Years of
Service up to a maximum of
an additional 25 years of
service (for a maximum
benefit of 65% of
“Average
Monthly Earnings” with
35 Years of Service)

For purposes of this formula, “Average Monthly Earnings” has the same definition as the regular SERP benefit.
Regions’ targeted benefit is offset by both the benefit under the Retirement Plan, as well as Social Security. The targeted benefit is also subject to significant retentive vesting requirements. Participants will receive the benefit following termination of

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employment after reaching age 60 and completing a minimum of 10 years of service, except in the case of death, disability, or change-in-control. Termination of employment for any other reason prior to age 60 and completion of 10 years of service will result in forfeiture of the targeted benefit. If a participant who is eligible for both the regular benefit and the targeted benefit retires prior to meeting the targeted benefit’s vesting requirements, he or she will receive a regular benefit.

Mr. Owen and Mr. J. Turner participate in the targeted benefit under the SERP. Because neither has attained age 60, and Mr. J. Turner has not completed the required 10 years of service at this time, neither is vested in the targeted benefit currently accruing in the SERP and presented in the table below.

The following Pension Benefits table reflects the actuarial present value of the benefits from the Retirement Plan and the SERP:

			Pension Benefits
Name	Plan Name	Number of Years Credited Service (#) (1)	Present Value of Accumulated Benefit ($) (2)	Payments During Last Fiscal Year ($)
John M. Turner, Jr.	Regions Retirement Plan for Associates	9	96,466	—
	Regions Post 2006 SERP (3)	9	14,370,838	—
David J. Turner, Jr.	Regions Retirement Plan for Associates	14	765,093	—
	Regions Post 2006 SERP	14	5,018,057	—
John B. Owen	Regions Retirement Plan for Associates	N/A	—	—
	Regions Post 2006 SERP (4)	12	13,047,088	—
C. Matthew Lusco	Regions Retirement Plan for Associates	N/A	—	—
	Regions Post 2006 SERP (5)	9	4,214,184	—
Fournier J. Gale, III	Regions Retirement Plan for Associates	N/A	—	—
	Regions Post 2006 SERP	N/A	—	—

(1)
Mr. Owen and Mr. Lusco do not participate in the Retirement Plan, and Mr. Gale does not participate in the Retirement Plan or the SERP. Mr. J. Turner’s years of credited service in the Retirement Plan are from a previous period of employment; he is not currently accruing additional benefits under the Retirement Plan.

(2)
In 2009, future benefit accruals under the Retirement Plan and the SERP were suspended for all participants. Even during the suspension, participants continued to earn service toward vesting and eligibility for early retirement benefits. Effective January 1, 2010, benefit accruals were resumed for Retirement Plan and SERP participants. The present value of the accumulated Retirement Plan benefits is calculated as of December 31, 2019, and was determined using a 3.50% discount rate and the Pri-2012 employee (or retiree) and non-disabled annuitant mortality tables, no collar, with generational projection based on scale MSS-2019 for participants and for future beneficiaries respectively. The present value of the accumulated SERP benefits is calculated as of December 31, 2019, and was determined using a 3.07% discount rate (PPA segment rates as of September 2019 reduced by 100 basis points (1.13% for the first 5 years, 2.07% for the next 15 years, and 2.65% thereafter) to calculate expected lump sum distributions), and the 2020 Pension Protection Act lump sum mortality table. For purposes of the present value calculation, no pre-retirement mortality was assumed, and the payment date was assumed to be the earliest unreduced retirement date under both plans. The payment age of 62 (life only) was assumed for the Retirement Plan and the payment age of 60 was assumed for the SERP for Mr. Owen and Mr. J. Turner and age 62 for Mr. D. Turner and Mr. Lusco.

(3)
Mr. J. Turner must complete a minimum of 10 years of service and attain at least age 60 before benefits are fully vested. Mr. J. Turner’s benefit includes partial vesting at age 55 and 10 years of service, which will occur approximately one year prior to full vesting.

(4)
Mr. Owen must complete a minimum of 10 years of service and attain at least age 60 before benefits are fully vested. In the event he terminates employment prior to vesting, for reasons other than death, disability or change-in-control, he will forfeit the entire benefit noted.

(5)
Mr. Lusco must complete a minimum of 10 years of service and attain at least age 60 or must attain age 62 before benefits are fully vested. As Mr. Lusco recently attained the age of 62, he is now fully vested in his SERP benefit.

Nonqualified Deferred Compensation

Regions maintains the Regions Financial Corporation Supplemental 401(k) Plan (“Supplemental 401(k) Plan”), which is a nonqualified deferred compensation plan. The Supplemental 401(k) Plan is an excess contribution plan primarily open to NEOs and other highly compensated individuals whose compensation exceeds the annual tax code limit on compensation that can be taken into account for purposes of contributions to the 401(k) Plan. Under the Supplemental 401(k) Plan, participants may make contributions of up to 80 percent of base salary and cash incentive pay on a nonqualified basis. Regions’ contribution under the plan is limited to 5 percent of base salary and incentive compensation, provided the NEO has elected a deferral rate on base or annual incentive compensation of at least 5 percent for the year. All of the NEOs participated in the Supplemental 401(k) Plan during 2019.

Benefits under the Supplemental 401(k) Plan are held in notional accounts on the Company’s balance sheet. Earnings and losses are credited to accounts based on notional investment elections made by participants. Notional investments available to participants are generally the same investments available under the 401(k) Plan. None of these notional investments provide for above market or preferential earnings that require us to report earnings in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column of the Summary Compensation Table on page 102.
Benefits under the Supplemental 401(k) Plan are fully vested at all times and are payable only upon separation from service according to the Internal Revenue Code (“IRC”) Section 409A compliant distribution election made by the NEO upon participation in the plan.

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The following table sets forth the NEOs’ contributions; Regions’ contributions; and the aggregate earnings, withdrawals, and balances during 2019 under the Supplemental 401(k) Plan:

		Nonqualified Deferred Compensation
Name		Executive Contributions in 2019 ($)(1)	Company Contributions in 2019 ($)(2)	Aggregate Earnings in 2019 ($)(3)	Aggregate Withdrawals/ Distributions ($)(4)	Aggregate Balance at December 31, 2019 ($)(5)
John M. Turner, Jr.	Supplemental 401(k) Plan	137,085	127,188	252,246	—	1,290,348
David J. Turner, Jr.	Supplemental 401(k) Plan	103,224	78,407	485,104	—	2,103,492
John B. Owen	Supplemental 401(k) Plan	274,271	84,155	45,029	—	2,268,236
C. Matthew Lusco	Supplemental 401(k) Plan	74,690	67,284	152,759	—	928,265
Fournier J. Gale, III	Supplemental 401(k) Plan	64,423	92,747	90,410	—	1,083,064

(1)
This column represents amounts deferred from base salary and annual incentive, if applicable. Although deferred, these amounts are included in the “Salary” and “Non-Equity Incentive Plan Compensation,” if applicable, columns of the Summary Compensation Table.

(2)	This column includes Company contributions under the Supplemental 401(k) Plan. These amounts are included in the “All Other Compensation” column of the Summary Compensation Table.

(3)	This column includes total earnings/losses on amounts held in the Supplemental 401(k) Plan.

(4)	This column includes withdrawals/distributions from the Supplemental 401(k) Plan.

(5)
The December 31, 2019, balances do not include true-up Company contributions that were made in early 2020 based on 2019 deferral elections. These contributions are included, however, in the column “Company Contributions in 2019.” The aggregate balance at December 31, 2019, reflects the balance in the Supplemental 401(k) Plan.

Potential Payments by Regions Upon Termination or Change-in-Control

Regions maintains certain arrangements, plans, and programs under which our NEOs would be eligible to receive severance payments and other benefits upon termination of employment or a change-in-control of Regions.
Employment and/or Change-in-Control Agreements. Regions does not generally enter into employment agreements with any of our executive officers. As a result, no NEO has post-employment benefits that differ from any other associate.
While we have not entered into any employment agreements, all of our NEOs hold a change-in-control agreement. Under the change-in-control agreements, certain severance benefits are due if, during the two-year period following a change-in-control, Regions terminates employment without “cause” or the NEO terminates employment with “good reason.”
For Mr. J. Turner, Mr. Owen and Mr. Gale, if Regions terminates their employment other than for “cause,” or if they resign for “good reason” during the two-year period, they are entitled to enhanced severance in an amount equal to three times base salary and average annual bonus during the three years prior to the year in which the change-in-control occurred. In addition to severance benefits, benefit continuation under our welfare benefits plans is also available for the three-year period following termination. Mr. D. Turner and Mr. Lusco are covered by a similar change-in-control agreement, but their severance multiple is equal to two times pay and the benefit continuation period is two years following termination. If a NEO’s employment is terminated by Regions for “cause,” or by reason of death, disability, or resignation other than for “good reason” during the two-year period, Regions’ liability is limited to accrued but unpaid compensation and benefits.
Two of our NEOs are subject to grandfathered agreements that provide for additional benefits in the event that change-in-control payments and benefits (referred to as “parachute payments”) become subject to the excise tax under IRC Section 4999. Mr. D.

Turner and Mr. Owen have an agreement that requires Regions to make an additional payment covering the excise tax under IRC Section 4999, as well as any income tax on the excise tax payment and any penalty and interest that might be due (sometimes referred to as “Section 280G gross up payments”). However, if parachute payments do not exceed 110 percent of the greatest amount that could be paid without triggering the excise tax (the “Safe Harbor Amount”), then those payments and benefits will be reduced to that amount.
The agreements for Mr. J. Turner, Mr. Lusco, and Mr. Gale do not provide for Section 280G gross up payments. Their agreements stipulate that in the event severance benefits are subject to the terms of IRC Section 4999, amounts payable to them (under their change-in-control agreements or otherwise) would be reduced to the Safe Harbor Amount if the reduction would result in them receiving a greater after-tax amount.
Equity-Based Award Plans. Under the terms of our Long Term Incentive Plans, equity-based awards generally vest fully or in part at retirement, death, disability, termination of employment without “cause,” or if following a change-in-control, termination of employment without “cause” or for “good reason” within the 24-month period following the change-in-control (so-called “double trigger” vesting following a change-in-control).
Death – Under the terms of performance-based equity grant award agreements, the performance period lapses at death and release/payment is equal to the target performance value.
Disability - In the event of disability, performance-based awards continue to vest as scheduled and are released/paid subject to performance at the end of the performance period. Service-based vesting for RSUs accelerates.
Retirement – At retirement, performance-based awards continue to vest as scheduled and are released/paid subject to performance at the end of the performance period. Service-based

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vesting for RSUs accelerates. Mr. D. Turner, Mr. Owen, and Mr. Gale meet the requirements for retirement under the Regions 2015 LTIP. Mr. J. Turner and Mr. Lusco do not meet the retirement vesting requirements due to their length of service.
Termination without “cause” – For involuntary termination without “cause,” performance-based awards continue to vest as scheduled. At the vesting date, grants are released/paid subject to performance achievement at the end of the performance period and are further prorated based on the service between the grant date and the date employment was terminated. RSUs are released on a prorated basis based on the service between the grant date and the date employment was terminated.
Change-in-control – Upon the occurrence of a change-in-control, performance-based awards will be deemed to have been earned based on the greater of targeted performance and actual performance being attained as of the effective date of the change-in-control and will remain subject to service-vesting requirements. In the event termination of employment without “cause” or for “good reason” occurs within a 24-month period following the change-in-control, service-vesting requirements on awards are accelerated to the termination of employment.
Pension Benefits. Benefits under the Retirement Plan are fully vested; therefore, upon termination of employment for any reason, each NEO would be entitled to receive the amounts designated as Retirement Plan benefits represented in the

“Present Value of Accumulated Benefit” column of the Pension Benefits table on page 108. Mr. D. Turner and Mr. Lusco are vested in the SERP benefit as well.
Mr. Owen and Mr. J. Turner are not currently vested in the SERP benefits presented in the Pension Benefits table except in the case of death or disability.
Upon a change-in-control, vesting of pension benefits is accelerated, and therefore, upon termination of employment following a change-in-control, each NEO will fully vest in their SERP benefits and be entitled to the benefits included in the following table as additional change-in-control termination benefits.
Nonqualified Deferred Compensation Plan Benefits. Each NEO is currently fully vested in the amounts reported in the “Aggregate Balance at December 31, 2019” column of the Nonqualified Deferred Compensation table on page 109, and therefore, these amounts would be payable to the NEOs upon termination of employment for any reason.
Welfare and Other Insurance Benefits. Regions sponsors a number of broad-based health, life, and disability benefit programs for its associates, in which NEOs also participate, such as short-term and long-term disability coverage and group term life insurance coverage.

The following table quantifies certain amounts that would be payable to NEOs upon various separation situations. The amounts reflected in the table assume a December 31, 2019, termination of employment:

Name	Voluntary ($)	Involuntary Without Cause ($)	Early Retirement ($)	For Cause ($)	Involuntary for Good Reason Following a CIC ($)(1)	Death ($)(2)	Disability ($)
John M. Turner, Jr.
Compensation:
Cash Severance	—	—	—	—	7,897,500	—	—
Long-Term Incentive
Restricted Stock Units(4)	—	856,960	—	—	2,642,657	2,642,657	1,771,739
Performance Stock Units(4)	—	486,303	—	—	2,707,808	2,707,808	530,513
Performance Cash Units	—	418,000	—	—	2,497,666	2,497,666	456,000
Perquisites:
Financial Planning(5)	—	33,830	—	—	33,830	33,830	33,830
Outplacement(6)	—	—	—	—	60,000	—	—
Benefits:
Value of continued welfare benefits(8)	—	—	—	—	30,233	—	—
Value of additional retirement benefits(9)	—	—	—	—	17,432,098	—	—
Total:	—	1,795,093	—	—	33,301,792	7,881,961	2,792,082
David J. Turner, Jr.(3)
Compensation:
Cash Severance	—	—	—	—	3,429,889	—	—
Long-Term Incentive
Restricted Stock Units(4)	1,032,857	1,032,857	1,032,857	—	1,411,187	1,411,187	1,032,857
Performance Stock Units(4)	530,513	530,513	530,513	—	1,476,338	1,476,338	530,513
Performance Cash Units	456,000	456,000	456,000	—	1,389,334	1,389,334	456,000
Perquisites:
Financial Planning(5)	33,830	33,830	33,830	—	33,830	33,830	33,830

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Name	Voluntary ($)	Involuntary Without Cause ($)	Early Retirement ($)	For Cause ($)	Involuntary for Good Reason Following a CIC ($)(1)	Death ($)(2)	Disability ($)
Outplacement(6)	—	—	—	—	60,000	—	—
280G Tax Gross-up(7)	—	—	—	—	—	—	—
Benefits:
Value of continued welfare benefits(8)	—	—	—	—	17,370	—	—
Value of additional retirement benefits(9)	—	—	—	—	1,413,135	—	—
Total:	2,053,200	2,053,200	2,053,200	—	9,231,083	4,310,689	2,053,200
John B. Owen(3)
Compensation:
Cash Severance	—	—	—	—	5,413,003	—	—
Long-Term Incentive
Restricted Stock Units(4)	1,032,857	1,032,857	1,032,857	—	1,411,187	1,411,187	1,032,857
Performance Stock Units(4)	530,513	530,513	530,513	—	1,476,338	1,476,338	530,513
Performance Cash Units	456,000	456,000	456,000	—	1,389,334	1,389,334	456,000
Perquisites:
Financial Planning(5)	33,830	33,830	33,830	—	33,830	33,830	33,830
Outplacement(6)	—	—	—	—	60,000	—	—
280G Tax Gross-up(7)	—	—	—	—	11,403,423	—	—
Benefits:
Value of continued welfare benefits(8)	—	—	—	—	22,519	—	—
Value of additional retirement benefits(9)	—	—	—	—	14,028,982	—	—
Total:	2,053,200	2,053,200	2,053,200	—	35,238,616	4,310,689	2,053,200
C. Matthew Lusco
Compensation:
Cash Severance	—	—	—	—	3,016,836	—	—
Long-Term Incentive
Restricted Stock Units(4)	—	619,354	—	—	1,276,069	1,276,069	951,786
Performance Stock Units(4)	—	486,303	—	—	1,341,220	1,341,220	530,513
Performance Cash Units	—	418,000	—	—	1,256,000	1,256,000	456,000
Perquisites:
Financial Planning(5)	—	33,830	—	—	33,830	33,830	33,830
Outplacement(6)	—	—	—	—	60,000	—	—
Benefits:
Value of continued welfare benefits(8)	—	—	—	—	15,013	—	—
Value of additional retirement benefits(9)	—	—	—	—	633,610	—	—
Total:	—	1,557,487	—	—	7,632,578	3,907,119	1,972,129
Fournier J. Gale, III
Compensation:
Cash Severance	—	—	—	—	4,045,572	—	—
Long-Term Incentive
Restricted Stock Units(4)	951,786	951,786	951,786	—	1,276,069	1,276,069	951,786
Performance Stock Units(4)	530,513	530,513	530,513	—	1,341,220	1,341,220	530,513
Performance Cash Units	456,000	456,000	456,000	—	1,256,000	1,256,000	456,000
Perquisites:
Financial Planning(5)	33,830	33,830	33,830	—	33,830	33,830	33,830
Outplacement(6)	—	—	—	—	60,000	—	—
Benefits:
Value of continued welfare benefits(8)	—	—	—	—	22,519	—	—
Total:	1,972,129	1,972,129	1,972,129	—	8,035,210	3,907,119	1,972,129

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COMPENSATION OF EXECUTIVE OFFICERS

(1)	The following chart summarizes the meaning of “cause,” “good reason/without cause,” and “change-in-control” under the change-in-control agreements of the NEOs:

“cause”
(i) willful and continued failure to substantially perform reasonably assigned duties; (ii) breach of fiduciary duty involving personal profit or commission of a felony or a crime involving fraud or moral turpitude, material breach of the agreement; (iii) engaging in illegal conduct or gross misconduct that materially injures Regions; (iv) failure to materially cooperate with an investigation authorized by the Board, a regulatory body, or a governmental department or agency; or (v) disqualification or bar by any governmental or regulatory authority from carrying out duties and responsibilities, or loss of any required licenses.

“good reason” and “without cause”
(i) an adverse change in responsibilities as in effect immediately before the change-in-control; (ii) a material diminution in the budget over which the executive has control; (iii) a material breach of the compensation provisions of the agreement; or (iv) requiring the executive to move his principal place of work by more than 50 miles.

“change-in-control”
(i) an acquisition of 20% or more of the combined voting power of Regions voting securities; (ii) a change in a majority of the members of the Board; (iii) the consummation of a merger (unless voting securities of Regions outstanding immediately prior to the merger continued to represent at least 55% of the combined voting power of the voting securities of the surviving company outstanding immediately after such merger); or (iv) shareholder approval of a complete liquidation or dissolution of Regions.

(2)	Death would result in vesting in the enhanced portion of the benefit for Mr. J. Turner and Mr. Owen as is displayed in the chart in footnote (9) below.

(3)
Mr. Owen and Mr. D. Turner are eligible for early retirement. For purposes of the various termination columns in the table, with the exception of the “For Cause” column, they are assumed to have taken early/normal retirement and, therefore, are entitled to receive the benefits shown.

(4)	Based on a fair market value of Regions common stock of $17.16 per share on December 31, 2019.

(5)
The service agreement with Regions’ financial planning provider allows for continuation of financial planning services for two years following termination due to retirement, death, disability, change-in-control, and involuntary termination without cause.

(6)	The change-in-control agreement provides for reasonable outplacement services for up to two years.

(7)
280G Tax Gross-up represents the amount of the excise tax and related gross-up for excise taxes levied under Section 4999 of the IRC on payment and benefits following a change-in-control (otherwise referred to as “excess parachute payments” under Section 280G of the IRC). The change-in-control agreements covering Mr. Owen, and Mr. D. Turner provide for a gross up payment in the event the change-in-control benefits exceed their 280G limit by more than 110% (otherwise benefits are automatically cut back to their 280G limit). The change-in-control agreements covering Mr. J. Turner, Mr. Lusco, and Mr. Gale provide only for a cut back of change-in-control payments to their 280G limit if the executive’s change-in-control benefits exceed their 280G limit and a cut back in benefits would result in a greater net after-tax payment to the executive.

(8)
For Mr. J. Turner, Mr. Owen, and Mr. Gale, the change-in-control agreement provides for continuation of medical and dental coverage equal under Regions’ medical and dental plans for a period of three years. For Mr. D. Turner and Mr. Lusco, the agreement provides for a period of two years.

(9)
Mr. J. Turner, Mr. D. Turner, Mr. Owen, and Mr. Lusco participate in the Retirement Plan and/or the SERP. The change-in-control agreement provides for additional years’ credit for age and service under the Retirement Plan and the SERP that the NEO would have accrued had he remained employed through the second anniversary of the change-in-control. In addition, Mr. J. Turner and Mr. Owen are each eligible for the alternative target benefit under the SERP, which would normally require the NEO to reach age 60 and have a minimum of 10 years of service. Under the SERP, in the event of an involuntary termination of employment without cause (or termination for good reason) within 24 months following a change-in-control, unvested benefits become fully vested. Because these benefits are already accrued, they are reflected in the Pension Benefits table on page 108 and do not represent additional expense to the Company. The following chart details the value of the SERP benefit attributable to the additional years of age and service, as well as the amounts already accrued that will vest upon involuntary termination of employment without cause (or termination with good reason) within 24-months of a change-in-control:

Name	Value for Targeted/Regular Years of Age and Service Credit ($)	Value for Vesting in Targeted/Regular Benefit ($)	Total Additional Value ($)
John M. Turner, Jr.	2,745,907	14,686,191	17,432,098
David J. Turner, Jr.	1,413,135	—	1,413,135
John B. Owen	737,733	13,291,249	14,028,982
C. Matthew Lusco	633,610	—	633,610
Fournier J. Gale, III	—	—	—

112	2020 Proxy Statement

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING & OTHER INFORMATION
Who is entitled to vote at the meeting, and what are my voting rights?

The Board set February 24, 2020, as the Record Date for the annual meeting. If you were a shareholder of record at the close of business on the Record Date, you are entitled to vote at the meeting.
As of the Record Date, 957,393,175 shares of our common stock were issued and outstanding and, therefore, eligible to be voted at the meeting. Holders of our common stock are entitled to one vote per share; therefore, a total of 957,393,175 votes are entitled to be cast at the meeting. There is no cumulative voting.
Holders of our Depositary Shares, each representing 1/40th interest in a share of our Non-Cumulative Perpetual Preferred Stock, Series A (the “Class A Depositary Shares”) or representing 1/40th interest in a share of our Non-Cumulative Perpetual Preferred Stock, Series B (the “Class B Depositary Shares”) or representing 1/40th interest in a share of our Non-Cumulative Perpetual Preferred Stock, Series C (the “Class C Depositary Shares”), are not entitled to vote at the annual meeting.
How many shares must be present to hold the meeting?

A majority of the outstanding shares of Regions common stock must be present, in person or by properly executed or otherwise documented proxy, to constitute a quorum at the annual meeting.
Abstentions and Broker non-votes will be counted for the purpose of determining whether a quorum is present. We urge you to vote promptly by proxy, even if you plan to attend the meeting, so we will know as soon as possible that enough shares will be present for us to hold the meeting.
What is a proxy statement, and what is a proxy?

In accordance with the federal securities laws and the regulations of the SEC, a proxy statement is a document we give to you, or provide you access to, when we are soliciting your vote.
A proxy is your designation of another person to vote your shares. Fournier J. Gale, III, our General Counsel and Corporate Secretary, and Hope D. Mehlman, our Chief Governance Officer, Assistant General Counsel, and Assistant Corporate Secretary, have been designated as the proxies to cast the votes of our shareholders at our 2020 Annual Meeting.
What is Notice and Access?

“Notice and Access” is an SEC rule that allows us to furnish our proxy materials over the Internet instead of mailing paper copies of the materials to each shareholder. As a result, beginning on or about March 9, 2020, we will send most of our shareholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy materials over the Internet and vote online.
The Notice of Internet Availability of Proxy Materials is not a proxy card and cannot be used to vote your shares. If you received a notice this year, you will not receive paper copies of the proxy materials unless you request the materials by following the instructions on the notice or on the website referred to in the notice.

Since 2012, when we started distributing our annual meeting materials under the SEC’s “Notice and Access” rule, we have printed roughly 90 percent fewer proxy statements and annual reports each year, helping us reduce our impact on the environment and printing and mailing expenses.

How can I access Regions’ proxy materials and annual report electronically?

This proxy statement, the Company’s 2019 Annual Report on Form 10-K, and the CEO’s Letter are available on ir.regions.com and at proxyvote.com, as set out in the Notice of Internet Availability of Proxy Materials.

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QUESTIONS AND ANSWERS

How do I sign up for electronic delivery of proxy materials?

Most shareholders can elect to view our future proxy statements and annual reports over the Internet instead of receiving paper copies in the mail. You can choose to receive future proxy statements and annual reports electronically by following the prompt that will appear if you choose to vote through the Internet. Shareholders who choose to view future proxy statements and annual reports through the Internet will receive an email with instructions containing the Internet address of these materials, as well as voting instructions, approximately four weeks before future meetings.
If you have not already done so, we ask you to consider signing up to receive these materials electronically in the future by following the instructions after you vote your shares over the Internet. Enrolling in future electronic delivery of these materials helps reduce Regions’ impact on the environment as well as printing and mailing expenses.

Benefits of Accessing Annual Meeting Materials Online
Immediate receipt of the proxy statement, Annual Report on Form 10-K, and related materials	It saves Regions and its shareholders money by eliminating the costs of printing and postage
Online proxy voting	Electronic documents are more convenient than paper
You will receive less mail and will not have to worry about misplacing your paper materials	It is much better for the environment
If you elect to view our proxy statement and annual report electronically and vote your proxy through the Internet, your enrollment will remain in effect for all shareholder meetings until you cancel it. To cancel enrollment, registered shareholders should visit http://enroll.icsdelivery.com/rf and follow the instructions to cancel enrollment. If you hold your shares in street name, check the information provided by your Broker for instructions on how to cancel your enrollment.
If at any time you would like to receive a paper copy of the proxy statement or annual report, email investors@regions.com, or write to:
Regions Financial Corporation
1900 Fifth Avenue North, Birmingham, Alabama 35203
Attention: Investor Relations
What is the difference between a “shareholder of record” and a “street name” holder or “beneficial owner”?

If your shares are registered directly in your name with Computershare, our transfer agent, you are considered the “shareholder of record” with respect to those shares. If your shares are held by a Broker, you are considered the “beneficial owner” of shares held in “street name.” If you hold your shares in “street name,” you will have the opportunity to instruct your Broker how to vote your shares. “Street name” shareholders may only vote in person if they have a legal proxy––if you intend to do so, be sure to request the legal proxy from your Broker promptly following receipt of these materials so there is enough time for it to be received before the meeting.
What is the deadline for voting by mail, internet, or mobile device?

If You Are:	And You Are Voting by:	Your Vote Must Be Received:
A shareholder of record	Mail	By April 21, 2020
	Internet, mobile device, or telephone	By 11:59 P.M. ET on April 21, 2020
A street name holder	Mail	By April 21, 2020
	Internet, mobile device, or telephone	By 11:59 P.M. ET on April 21, 2020
A participant in Regions 401(k) Plan	Internet, mobile device, or telephone	By 11:59 P.M. ET on April 19, 2020
How do I vote?

Shareholders of record, and most beneficial shareholders, have several ways to vote, as described on page 4. If you have the ability to vote online, we encourage you to record your vote through the Internet to reduce corporate expenses. See the Notice of Internet Availability of Proxy Materials or Voter Instruction Form from your Broker for available options.

Your vote is important! Please submit your vote by proxy over the Internet, by telephone, or complete, sign, date, and return your proxy card or voting instruction form.

114	2020 Proxy Statement

QUESTIONS AND ANSWERS

How do I vote shares held in the Regions 401(k) Plan?

If you are a participant in the Regions 401(k) Plan, you may direct the 401(k) Plan trustee how to vote your shares. Under the terms of the 401(k) Plan, the trustee votes all shares held by the 401(k) Plan, but each participant may direct the trustee how to vote the shares of Regions common stock allocated to his or her 401(k) Plan account. If you own shares through the 401(k) Plan and do not submit voting instructions, the 401(k) Plan trustee will vote the shares in accordance with the Board’s recommendations. To vote your shares held in the 401(k) Plan, follow the instructions above.
How do I vote shares held in the dividend reinvestment plan?

If you are a participant in the Computershare Investment Plan for Regions Financial Corporation (the “Dividend Reinvestment Plan”), the proxy card or electronic voting instructions cover all shares allocated to your account under the plan. If you do not return your proxy card, or vote by telephone or over the Internet, your shares in the Dividend Reinvestment Plan will not be voted. To vote your shares held in the Dividend Reinvestment Plan, follow the instructions above.
What if I do not specify how I want my shares voted?

If you requested printed copies of the proxy materials and sign and return your proxy card without giving specific voting instructions, your proxy will be voted in accordance with the Board’s recommendations.
Our telephone and Internet voting procedures do not permit you to submit your proxy vote without specifying how you want your shares voted.
How will my shares be voted if I don’t provide my proxy and don’t attend the annual meeting?

If....
...you are a shareholder of record and do not provide a proxy or vote in person at the meeting, your shares will not be voted.
...you hold your shares through the 401(k) Plan and do not vote your shares, your shares (along with all other shares in the 401(k) Plan for which votes are not cast) will be voted by the trustee in favor of Proposals 1, 2, and 3 (see above).
...you are a participant in the Dividend Reinvestment Plan and do not vote, your shares in the plan will not be voted.
...you hold your shares in street name and do not give your Broker instructions on how to vote your shares, your Broker may not vote on any proposal other than Proposal 2 (the ratification of appointment of EY as our independent registered public accounting firm for 2020).

Can I change my vote after submitting my proxy?

If you are a shareholder of record, you may change or revoke your vote before completion of voting at the annual meeting by:

•	voting again over the Internet or by telephone before 11:59 P.M., Eastern Time on April 21, 2020;

•	signing and returning a new proxy card with a later date;

•	attending the annual meeting in person and voting again; or

•	delivering a written revocation to our Corporate Secretary, Regions Financial Corporation, 1900 Fifth Avenue North, Birmingham, Alabama 35203.
If your shares are held in street name, you should follow your Broker’s instructions regarding the revocation of proxies.

2020 Proxy Statement	115

QUESTIONS AND ANSWERS

Who pays the expenses of this proxy solicitation?

Our proxy materials are being distributed by our Board in connection with the solicitation of proxies for our annual meeting. We pay the entire cost of soliciting your proxy, including the cost of preparing, assembling, printing, mailing, and otherwise distributing the Notice of Internet Availability of Proxy Materials and these proxy materials, as well as soliciting your vote. In addition to solicitation of proxies by mail, we request that Brokers send proxies and proxy materials or Notice of Internet Availability of Proxy Materials to the street name/ beneficial owners of Regions common stock and secure their voting instructions. We will reimburse Brokers for their reasonable expenses in taking those actions.
We have made arrangements with Innisfree M&A Incorporated to assist us in soliciting proxies and have agreed to pay $18,000, plus reasonable and customary expenses, for these services. If necessary, we also may use several of our associates, without additional compensation, to solicit proxies from shareholders, either personally or by telephone, facsimile, email, or letter, on Regions’ behalf. If you have any questions or need assistance voting your shares, please contact Innisfree M&A Incorporated:

Innisfree M&A Incorporated, 501 Madison Avenue, 20th Floor, New York, NY 10022.
Shareholders may call Innisfree toll-free: 1-888-750-5834.
Brokers may call Innisfree collect: 1-212-750-5833.
Who counts the votes?

We have engaged Broadridge Financial Solutions, Inc. to count the votes represented by proxies and cast in person by ballot and to act as Inspector of Election. A representative from Broadridge will be present at the annual meeting.
When will the Company announce the voting results?

We will announce the preliminary voting results at the annual meeting. The Company will report the final voting results in a Current Report on Form 8-K filed with the SEC within four business days of the annual meeting.
What were the voting results of the 2019 Annual Meeting?

At Regions’ annual meeting held in 2019, the shareholders elected Regions’ 13 Director nominees, ratified the appointment of EY as the independent registered public accounting firm for 2019, approved executive compensation on an advisory basis (“Say-on-Pay”), and approved the frequency of future advisory votes on executive compensation. The following is a summary of the voting on each matter presented to our shareholders last year:

Eligible Votes	1,017,735,266
Total Voted	876,674,297	86%
Broker Non-Votes	153,166,267	14%

Proposal	Votes “For”	Proposal	Votes “For”
Carolyn H. Byrd	99.59%	James T. Prokopanko	98.94%
Don DeFosset	92.89%	Lee J. Styslinger III	96.87%
Samuel A. Di Piazza, Jr.	95.02%	José S. Suquet	99.55%
Eric C. Fast	99.62%	John M. Turner, Jr.	99.59%
Zhanna Golodryga	99.50%	Timothy Vines	99.55%
John D. Johns	98.01%
Ruth Ann Marshall	99.48%	Ratification of Selection of Auditors	95.14%
Charles D. McCrary	97.29%	Say-on-Pay	94.70%

116	2020 Proxy Statement

QUESTIONS AND ANSWERS

Who can attend the annual meeting, and what are the rules for admission or voting at the meeting?

Only shareholders as of the Record Date or their authorized legal proxies are permitted to attend the annual meeting in person. Before being admitted to the meeting, you must present a valid, government-issued photo identification.
If you hold your shares through a Broker and you wish to vote in person at the meeting, you will need to bring a legal proxy to the meeting, which you must request through your Broker. Note that if you request a legal proxy, any proxy with respect to your shares previously executed by your Broker will be revoked and your vote will not be counted unless you appear at the meeting and vote in person or legally appoint another proxy to vote on your behalf.
You also must bring proof of your stock ownership as of the Record Date, such as the Admission Ticket appearing on your proxy card, the Notice of Internet Availability of Proxy Materials,
or one of the alternative forms of meeting admission documentation, as applicable to you, listed below.

Shareholder of Record	Beneficial (Street Name) Holder	Proxy for Shareholder of Record	Proxy for Street Name/Beneficial Holder
Admission Ticket appearing on your proxy card or the Notice of Internet Availability of Proxy Materials; OR	Your Notice of Internet Availability of Proxy Materials; OR	A valid, written legal proxy naming you as proxy, signed by the shareholder of record; AND	A valid and assignable written legal proxy naming you as proxy; AND
The electronic email addressed to you from ProxyVote.com; OR	Your Voting Instruction Form for the 2020 Annual Meeting from your Broker; OR	The shareholder of record’s Admission Ticket appearing on the proxy card or the Notice of Internet Availability of Proxy Materials; OR	The legal proxy is signed by the street name holder’s Broker; AND
Verification at the registration desk that your name is listed in Regions’ list of shareholders of record as of the Record Date.	A letter from your Broker confirming you owned Regions common stock as of the Record Date.	Verification at the registration desk that the shareholder is listed in Regions’ list of shareholders of record as of the Record Date.	One of the forms of meeting admission documentation in the name of the street name holder that would be required to admit the street name holder to the annual meeting.
At the entrance to the meeting, we will inspect your identification and admission documentation. If you do not have (i) a valid, government-issued photo identification and (ii) an admission ticket or one of the other forms of proof listed above showing that you owned, or that you are legally authorized to act as proxy for someone who owned, shares of our common stock as of the Record Date, you will not be admitted to the meeting. The annual meeting will begin at 9:00 A.M., local time. Please allow ample time for the admission procedures described above. Admission to the annual meeting will be on a first-come, first-served basis as there is limited seating available. There may also be limited parking available.
Regions is committed to ensuring the accessibility of its annual meeting. Individuals with a disability requesting assistance should contact Regions’ Disability Services and Outreach Manager, Kathy Lovell, by email at kathy.lovell@regions.com, by phone at 205-264-7495 or toll-free at 1-800-370-5087, or by Regions’ telecommunications device for the hearing impaired and the deaf (TTY/TDD) toll-free at 1-800-374-5791.
For security reasons, no large bags, backpacks, briefcases, or packages will be permitted in the annual meeting, and security measures will be in effect to provide for the safety of attendees. The use of any electronic devices such as cameras (including mobile phones with cameras), recording devices, smartphones, tablets, laptops, or other similar devices is strictly prohibited.
As part of our effort to maintain a safe and healthy environment at our annual meeting, we are closely monitoring statements issued by the World Health Organization (who.int) and the Centers for Disease Control and Prevention (cdc.gov) regarding the novel coronavirus disease, COVID-19. For that reason, we reserve the right to reconsider the date, time, and/or means of convening the annual meeting, including solely by means of remote communications, under Articles II and VII of our By-Laws. If we take this step, we will announce the decision to do so in advance, and details on how to participate will be issued by press release, posted on our website, and filed with the SEC as additional proxy material. We also encourage attendees to review guidance from public health authorities on this issue.
What makes Regions’ annual meeting a “sustainability-inspired” annual meeting?

In recognition of our annual meeting falling on the 50th anniversary of Earth Day, or Earth Day 2020, the theme of which is “Climate Action,” we are hosting a “sustainability-inspired” annual meeting. This means we will be making a concerted effort to reduce the environmental and climatic impact of our annual meeting.

For more information on steps we are taking and how this will impact attendees, see the inside back cover.

2020 Proxy Statement	117

QUESTIONS AND ANSWERS

How do I inspect the list of shareholders of record?

A list of the shareholders of record as of the Record Date will be made available for inspection at our headquarters during ordinary business hours from April 10, 2020, to April 21, 2020, as well as at the annual meeting. If you would like to review the list prior to the annual meeting, please contact Hope D. Mehlman, Chief Governance Officer at 1900 Fifth Avenue North, Birmingham, Alabama 35203 to arrange a time for inspection.
How do I submit a shareholder proposal for Regions’ 2021 Annual Meeting of Shareholders?

The table below summarizes the requirements for shareholders who wish to submit proposals, including Director nominations, for next year’s annual meeting. Each of the following descriptions are summaries and are qualified in their entirety by reference to SEC Rule 14a-8 and our By-Laws. Shareholders are encouraged to consult SEC Rule 14a-8 or our By-Laws, as applicable, to see all necessary requirements.

	Proposals for inclusion in Regions’ 2021 Proxy Statement	Director nominees for inclusion in Regions’ 2021 Proxy Statement (proxy access)	Other proposals/nominees outside of SEC Rule 14a-8 to be presented at the 2021 annual meeting (advance notice)
Type of Proposal	SEC rules permit shareholders to submit proposals for inclusion in our proxy statement by satisfying the requirements specified in SEC Rule 14a-8.
A shareholder (or a group of up to 20 shareholders) owning at least 3% of Regions stock for at least 3 years may submit Director nominees† for inclusion in our proxy statement by satisfying the requirements specified in Article II, Section 8 of our By-Laws.*

Shareholders may present proposals or Director nominees directly at the annual meeting (and not for inclusion in our proxy statement) by satisfying the requirements specified in Article II, Section 7 of our By-Laws.*

When proposal must be received by Regions	No later than the close of business on November 6, 2020.	Between October 7, 2020 and November 6, 2020.	Between November 6, 2020 and December 7, 2020.
What to include	The information required by SEC Rule 14a-8. As the rules of the SEC make clear, however, simply submitting a proposal does not guarantee its inclusion.	The information required by our By-Laws.*	The information required by our By-Laws.*
Where to send	Regions Financial Corporation 1900 Fifth Avenue North Birmingham, Alabama 35203 Attention: Corporate Secretary
† Note that proxy access may only be used to nominate up to the greater of (i) two nominees or (ii) 20% of the total number of Directors.
* Our By-Laws are available on Regions’ website at ir.regions.com/governance.
How do I recommend a candidate for directorship to be considered by the NCG Committee?

The NCG Committee considers recommendations for directorship submitted by shareholders and other parties outside of our By-Laws. Recommendations for directorships may be submitted to the NCG Committee at any time by sending the candidate’s information to our Corporate Secretary at the below address. You should provide as much relevant information about the candidate as possible. See the subsection, What skills and characteristics are currently represented on the Board? in Proposal 1 — Election of Directors, to see the personal attributes that each nominee must possess, as well as the skills and diversity attributes considered by the NCG Committee and Board when selecting nominees.
Regions Financial Corporation
1900 Fifth Avenue North
Birmingham, Alabama 35203
Attention: Corporate Secretary

How do I have my dividend check automatically deposited into my bank account?

If you are a shareholder of record and do not participate in the dividend reinvestment plan, we encourage you to sign up for direct deposit of your dividend check rather than receiving a paper check. You can do so by logging into your Computershare account through their website and updating your “payment method” under your profile. Doing so will reduce the Company’s quarterly printing and mailing expenses and reduce our paper usage. For additional information, please contact Computershare at 1-800-524-2879.

118	2020 Proxy Statement

QUESTIONS AND ANSWERS

Forward-looking statements

This proxy statement, other reports filed by the Company under the Exchange Act, and any other written or oral statements made by us or on our behalf to analysts, investors, the media, and others, may include forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. The words “future,” “anticipates,” “assumes,” “intends,” “plans,” “seeks,” “believes,” “predicts,” “potential,” “objectives,” “estimates,” “expects,” “targets,” “projects,” “outlook,” “forecast,” “would,” “will,” “may,” “might,” “could,” “should,” “can,” and similar terms and expressions often signify forward-looking statements. Forward-looking statements are not based on historical information, but rather are related to future operations, strategies, financial results, or other developments. Forward-looking statements are based on management’s current expectations as well as certain assumptions and estimates made by, and information available to, management at the time the statements are made. Those statements are based on general assumptions and are subject to various risks, and because they also relate to the future, they are likewise subject to inherent uncertainties and other factors that may cause actual results to differ materially from the views, beliefs, and projections expressed in such statements. Therefore, we caution you against relying on any of these forward-looking statements.
You should not place undue reliance on any forward-looking statements, which are only as of the date made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible to predict all of them. We assume no obligation to update or revise any forward-looking statements that are made from time to time, either as a result of future developments, new information, or otherwise, except as may be required by law.
See also the reports filed with the SEC, including the discussions under the “Forward-Looking Statements” and “Risk Factors” sections of Regions’ Annual Report on Form 10-K for the year ended December 31, 2019, as filed with the SEC and available on its website at sec.gov.
Trademark information

Regions®, the Regions logo, and the LifeGreen bike are registered trademarks of Regions Bank. The LifeGreen color is a trademark of Regions Bank. Other words or symbols in this proxy statement that identify other parties’ goods or services may be trademarks or service marks of those other parties.
Information not incorporated into this Proxy Statement

Information contained on our website at regions.com or doingmoretoday.com is not and shall not be deemed to be a part of this proxy statement by reference or otherwise incorporated into any other filings we make with the SEC, except to the extent we specifically incorporate such information by reference.

2020 Proxy Statement	119

APPENDIX A
GAAP TO NON-GAAP AND OTHER RECONCILIATIONS
Adjusted Return on Average Tangible Common Stockholders’ Equity (Non-GAAP)

The table below presents a reconciliation of net income from continuing operations available to common shareholders (GAAP) to adjusted income from continuing operations available to common shareholders for incentive purposes (non-GAAP). Adjusted income from continuing operations available to common shareholders for incentive purposes excludes the items listed in the table below. These selected items are included in financial results presented in accordance with generally accepted accounting principles (GAAP). The selected items in the table below represent the amounts recognized in the financial results but not included in the 2019 target. Regions believes that their exclusion from income from continuing operations available to common shareholders provides a meaningful base for period-to-period comparisons, which management believes will assist stakeholders in analyzing the operating results of the Company and predicting future performance. These non-GAAP financial measures are also used by management to assess the performance of Regions’ business. It is possible that the activities related to the adjustments may recur; however, management does not consider the activities related to the adjustments to be indications of ongoing operations. Management and the CHR Committee use these non-GAAP financial measures for the evaluation of performance. Regions believes that presenting these non-GAAP financial measures will permit stakeholders to assess the performance of the Company on the same basis as that applied by management and the Board. Non-GAAP financial measures have inherent limitations, are not required to be uniformly applied, and are not audited. Although these non-GAAP financial measures are frequently used by stakeholders in the evaluation of a company, they have limitations as analytical tools and should not be considered in isolation or as a substitute for analyses of results as reported under GAAP. In particular, a measure of earnings that excludes these selected items does not represent the amount that effectively accrues directly to stockholders.

2020 Proxy Statement	A-1

APPENDIX A

The following table also provides a calculation of “adjusted return on average tangible common stockholders’ equity from continuing operations for incentive purposes” and a reconciliation of average stockholders’ equity from continuing operations (GAAP) to adjusted average tangible common stockholders’ equity from continuing operations for incentive purposes (non-GAAP). Tangible common stockholders’ equity has become a focus of some investors and banking regulators, and management believes it may assist investors in analyzing the capital position of the Company absent the effects of intangible assets and preferred stock. Because analysts and banking regulators may assess Regions based on these measures, management believes that it is useful to provide investors the ability to assess Regions on these same bases.

(Unaudited) ($ amounts in millions)		Year Ended December 31, 2019
Net income from continuing operations available to common shareholders (GAAP)		$1,503
Adjustments:
Branch consolidation, property and equipment charges, net of tax(1)		(3)
Salary and employee benefits - severance charges, net of tax(2)		4
Loss on early extinguishment of debt, net of tax(2)		12
Securities losses, net of tax(2)		21
Leveraged lease termination gains, net of tax(2)		(1)
Gain on sale of affordable housing residential mortgage loans, net of tax(2)		(6)
Adjusted income from continuing operations available to common shareholders for incentive purposes (non-GAAP)	A	$1,530
Average stockholders’ equity from continuing operations (GAAP)		$16,082
Adjustments:
Average intangible assets (GAAP)		(4,943)
Average deferred tax liability related to intangibles (GAAP)		94
Average preferred equity (GAAP)		(1,151)
Average accumulated other comprehensive income (non-GAAP)(3)		(1,291)
Adjusted average tangible common stockholders’ equity from continuing operations for incentive purposes (non-GAAP)	B	$8,791
Adjusted return on average tangible common stockholders’ equity from continuing operations for incentive purposes(non-GAAP)	A/B	17.40%

(1)
Certain charges related to this item were included in the 2019 target. This adjustment reflects the difference in the charges included in the 2019 target compared to the actual financial results, net of taxes.

(2)	No charges related to this item were included in the 2019 target. Therefore, this adjustment reflects the charges included in the actual financial results, net of taxes.

(3)
This item reflects the difference in the average accumulated other comprehensive income amount included in the 2019 target compared to the actual financial results, which relates primarily to unrealized gains/losses on investment securities and derivatives designated as cash flow hedges.

A-2	2020 Proxy Statement

REGIONS FINANCIAL CORPORATION

The Regions 2020 Annual Meeting of Shareholders will be Sustainability-Inspired

In recognition of our 2020 Annual Meeting of Shareholders falling on the 50th anniversary of Earth Day, or Earth Day 2020, the theme of which is “Climate Action,” we are hosting a sustainability-inspired annual meeting to reduce the environmental and climatic impact of the meeting.
In support of reducing our environmental and climatic impact, we plan to take the following actions:

❖	We will hold the meeting at Regions Center,* an ENERGY STAR®-certified building outfitted with smart technology that enhances our energy efficiency; water-conserving fixtures; and a recycling program.
❖	We will minimize use of single-use containers and waste.
❖	We will provide recycling opportunities for attendees.
❖	We will reuse signs created for past meetings to the extent possible and/or save new signs for future meetings.
❖	We will provide the meeting’s agenda and rules of conduct via electronic display.
❖	We do not anticipate providing paper copies of the proxy materials unless specifically requested. Paper copies of our proxy materials continue to be printed on recycled paper.
We urge shareholders to consider signing up to receive future proxy materials electronically by following the instructions after you vote your shares over the Internet. Enrolling in future electronic delivery of our annual meeting materials reduces Regions’ printing and mailing expenses and environmental impact. To enroll for electronic delivery you may also visit http://enroll.iscdelivery.com/rf.
Although we recognize that holding a virtual meeting would reduce our climatic impact even further, at present we believe that offering our shareholders the ability to attend our annual meeting in person provides a valuable opportunity to engage and interact with our leadership. To that end, we encourage the use of more sustainable transportation methods for those joining us at the annual meeting. For those attendees who would like to help reduce transit emissions, Regions encourages the use of carpooling and/or public transportation. Attendees may map out their preferred route to Regions Center using the Birmingham Jefferson County Transit Authority MAX Transit website (maxtransit.org).
Regions believes that sustainability also includes facilitating accessibility; as such, we are committed to creating an accessible environment for annual meeting attendees. Differently-abled individuals who wish to request an accommodation at the annual meeting should contact Regions’ Disability Services and Outreach Manager, Kathy Lovell, via email at kathy.lovell@regions.com, or phone at (205) 264-7495 or toll-free at 1-800-370-5087. For deaf or hard-of-hearing shareholders wanting to request an accommodation, please contact Regions’ telecommunications device for the hearing-impaired and the deaf (TTY/TDD) toll-free at 1-800-374-5791.
Regions plans to donate the amount of money saved from our sustainability efforts related to the annual meeting to Freshwater Land Trust, a nonprofit organization that conserves, connects, and cares for land and water in Central Alabama, creating dynamic green spaces for future generations. We invite you to learn more about the Freshwater Land Trust’s work by visiting freshwaterlandtrust.org.

* As part of our effort to maintain a safe and healthy environment at our annual meeting, we are closely monitoring statements issued by the World Health Organization (who.int) and the Centers for Disease Control and Prevention (cdc.gov) regarding the novel coronavirus disease, COVID-19. For that reason, we reserve the right to reconsider the date, time, and/or means of convening the annual meeting, including solely by means of remote communications, under Articles II and VII of our By-Laws. If we take this step, we will announce the decision to do so in advance, and details on how to participate will be issued by press release, posted on our website, and filed with the SEC as additional proxy material. We also encourage attendees to review guidance from public health authorities on this issue.

Regions' Mission and Purpose

Build and grow customer relationships using Regions360
to foster collaboration among bankers to deliver the range of products and services that best meet our customers' unique needs

Foster a culture of integrity, trust, respect, and empathy
where our associates have a passion for our mission to serve customers well and make life better

Invest in the lives and well-being of our associates
by providing competitive benefits that support families, retirement readiness, and financial wellness

Focus on creating a diverse and inclusive workplace
by consistently building a healthier work environment and a stronger culture, making Regions a better bank

Commit to strong environmental, social, and governance practices and maintain transparency, as recognized by our inclusion in Barron's 2020 list of 100 Most Sustainable Companies

Drive inclusive growth in the communities we serve
through strategic and disciplined investments in economic and community development, education and workforce readiness, and financial wellness

REGIONS

REGIONS FINANCIAL CORPORATION
ATTN: INVESTOR RELATIONS
1900 5TH AVENUE NORTH
BIRMINGHAM, AL 35203

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on April 21, 2020 for shares held directly and by 11:59 P.M. Eastern Time on April 19, 2020 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on April 21, 2020 for shares held directly and by 11:59 P.M. Eastern Time on April 19, 2020 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E91462-P34155 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

REGIONS FINANCIAL CORPORATION **THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.**

The Board of Directors recommends you vote FOR the following proposal:

Election of Directors

Proposal 1. Election of Director Nominees:	For	Against	Abstain
1a. Carolyn H. Byrd	☐	☐	☐
1b. Don DeFosset	☐	☐	☐
1c. Samuel A. Di Piazza, Jr.	☐	☐	☐
1d. Zhanna Golodryga	☐	☐	☐
1e. John D. Johns	☐	☐	☐
1f. Ruth Ann Marshall	☐	☐	☐
1g. Charles D. McCrary	☐	☐	☐
1h. James T. Prokopanko	☐	☐	☐
1i. Lee J. Styslinger III	☐	☐	☐
1j. José S. Suquet	☐	☐	☐
1k. John M. Turner, Jr.	☐	☐	☐
1l. Timothy Vines	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposals:	For	Against	Abstain
Proposal 2. Ratification of Appointment of Ernst & Young LLP as the Independent Registered Public Accounting Firm for 2020.	☐	☐	☐
Proposal 3. Advisory Vote on Executive Compensation.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Admission Ticket
to the
Regions Financial Corporation 2020 Annual Meeting of Shareholders

PLEASE BRING THIS ADMISSION TICKET AND A VALID, GOVERNMENT-ISSUED PHOTO IDENTIFICATION FOR ADMISSION TO THE MEETING.

REGIONS FINANCIAL CORPORATION

Annual Meeting of Shareholders
April 22, 2020
9:00 A.M. Central Time
Regions Center Auditorium
1900 Fifth Avenue North
Birmingham, AL 35203

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement, Annual Report on Form 10-K, and CEO's Letter are available at www.proxyvote.com.

E91463-P34155

PROXY CARD

REGIONS FINANCIAL CORPORATION

This proxy is solicited by the Board of Directors

The undersigned hereby appoints Fournier J. Gale, III and Hope D. Mehlman, and each of them, proxies with full power of substitution, to vote all of the shares of common stock of Regions Financial Corporation held of record by the undersigned at the Annual Meeting of Shareholders to be held on Wednesday, April 22, 2020, and at any adjournments or postponements thereof. This card also provides voting instructions for shares held in the Regions Financial Corporation 401(k) Plan or the Computershare Investment Plan for Regions Financial Corporation and held of record by the trustees or agents of such plans. **This proxy, when properly executed, will be voted in the manner directed by you. If you sign and return this proxy but do not give any directions, then the proxies will vote FOR Proposal 1, Election of all Director Nominees; FOR Proposal 2, Ratification of Appointment of Ernst & Young LLP as the Independent Registered Public Accounting Firm for 2020; and FOR Proposal 3, Advisory Vote on Executive Compensation.** The proxies, in their discretion, are further authorized to vote (i) for the election of a person to the Board of Directors, if any nominee named herein becomes unable or unwilling to serve and (ii) on any other matter that may properly come before the meeting.

Address Changes/Comments: ______________________________

____

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

(Continued and to be signed on reverse side)